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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8100

Strong Equity Funds, Inc., on behalf of Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund and Strong Value Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Advisor Equity

Funds

Strong Advisor Common Stock Fund

Strong Advisor Mid Cap Growth Fund

Strong Advisor Small Cap Value Fund

Strong Advisor U.S. Value Fund

Strong Advisor Endeavor Large Cap Fund

Strong Advisor Focus Fund

Strong Advisor International Core Fund

Strong Advisor Select Fund

Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

Strong Advisor Utilities and Energy Fund

Strong Advisor Large Company Core Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Advisor Equity

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Advisor Common Stock Fund

Continuing the previous year’s bull market, the U.S. stock market posted another positive year in 2004. The Strong Advisor Common Stock Fund’s Class Z shares gained 9.96% for the 12 months ending December 31, 2004. This result trailed that of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 20.22% during the same period.

A growing economy and higher rates

Strong consumer spending continued to carry the economy during 2004, while corporate spending gradually strengthened. The Federal Reserve continued to raise interest rates gradually during the period — exemplifying its confidence in the economy’s underlying strength. The Fed initiated five separate quarter-percentage-point rate hikes between June 30 and the end of the year.

We positioned the Strong Advisor Common Stock Fund with an expectation for higher rates and an aggressive economic recovery in 2004. The market rose only modestly for the first two-thirds of the year, as uncertainty surrounded the outcome of the U.S. presidential election and energy costs continued to rise. However, in the year’s fourth quarter, after the election ended in decisive fashion and energy prices began declining, the stock market rallied and ended the year on a very positive note.

Choosing stocks for the portfolio

The Strong Advisor Common Stock Fund uses a private market methodology to build its portfolio of securities. In other words, our investment process leads us to evaluate companies’ competitive strengths, assets, and financial position. We synthesize this information to gauge the value an independent buyer would pay for the entire company, and then we look for stocks to buy that are trading at a discount to that value.

This process attracted us to the Internet sector, especially in companies helping to rejuvenate the advertising business. We believed that Internet advertising companies would benefit from the rising economy as well as take market share from traditional advertising businesses.

DoubleClick was an investment based on this thesis. After the Internet “bubble” burst several years ago, the stock represented a compelling opportunity for value investors attracted to its reasonable price. After the company changed its business model several times in 2003, we concluded that DoubleClick’s acquisitions would complement positive trends we forecasted for Internet stocks in 2004.

Morningstar® Style Box™ *

Despite a favorable operating environment in 2004, DoubleClick faced challenges in integrating several of its acquisitions. Also, the company’s core ad-serving technology could not withstand pricing pressure from its competition. In the last quarter of 2004, the company announced intentions to explore strategic opportunities to increase shareholder value. Against this backdrop, DoubleClick was a disappointing performer for the Fund during the period. More helpful for performance was the Fund’s overweight position in energy stocks, which generally enjoyed very strong results. In 2004 we saw record-high energy prices, caused principally by a combination of a strengthening global economy and tightening crude oil and natural gas supplies. As energy companies increased their production to take advantage of the higher prices, the number of drilling rigs worldwide increased significantly.

One energy stock we owned during the period was Noble Corporation, which has one of the world’s most diverse fleets of offshore rigs. As drilling activity increased, the utilization rates of the rigs also increased, allowing Noble Corporation to receive higher day rates. Energy analysts expect that the financial leverage from the increased drilling activity may be fully realized in 2005, for which earnings estimates are more than 80% above 2004 levels. This anticipated future financial strength caused Noble Corporation’s stock price to appreciate nearly 40% during 2004.

What lies ahead?

Our outlook for 2005 depends on several factors, including the pressure of inflation, the dollar’s resilience to large trade and fiscal deficits, and the need for more rapid economic growth from countries outside of the United States. Consumer spending is starting to drop off slightly, but we expect that increased corporate spending and lower fuel costs should support the continued economic recovery.

The Fund is expected to reorganize into the Wells Fargo Advantage Common Stock Fund, the successor to the Strong Advisor Common Stock Fund, on or about April 11, 2005.

We appreciate your trust in our investment expertise and are committed to providing you with positive long-term performance. Best wishes for a happy, healthy, and profitable 2005.

Richard T. Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Common Stock Fund

Growth of an Assumed $10,000 Investment†

From 12-29-89 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Noble Corporation	2.5%
Burlington Resources, Inc.	2.3%
Cablevision Systems New York Group Class A	2.2%
Apache Corporation	2.1%
Mentor Graphics Corporation	1.8%
Lonza Group AG	1.8%
Smith International, Inc.	1.8%
Pactiv Corporation	1.8%
City National Corporation	1.7%
EOG Resources, Inc.	1.7%

Top Ten	19.7%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	3.37%
5-year	2.14%
10-year	12.44%
Since Fund Inception (12-29-89)	14.45%

Class A, excluding sales load
1-year	9.67%
5-year	3.36%
10-year	13.11%
Since Fund Inception (12-29-89)	14.90%

Class B1,2
1-year	3.89%
5-year	2.32%
10-year	12.66%
Since Fund Inception (12-29-89)	14.62%

Class C1,2
1-year	7.84%
5-year	2.68%
10-year	12.48%
Since Fund Inception (12-29-89)	14.30%

Class Z1,3
1-year	9.96%
5-year	3.64%
10-year	13.47%
Since Fund Inception (12-29-89)	15.28%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	6.1%
Media — Cable TV	6.1%
Electronics — Semiconductor Manufacturing	5.3%
Insurance — Property/Casualty/Title	4.1%
Oil & Gas — Drilling	4.0%
Medical/Dental — Services	2.7%
Retail — Department Stores	2.6%
Computer — IT Services	2.4%
Medical — Biomedical/Biotechnology	2.4%
Medical — Products	2.4%

Top Ten	38.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Mid Cap Growth Fund

Recording its second consecutive year of positive double-digit returns, the Strong Advisor Mid Cap Growth Fund Class Z shares recorded a gain of 18.41% during 2004. Though the fund performed well, it fell short of the 20.22% return registered by the broad-based Russell Midcap Index.

During 2004, mid-cap value stocks outperformed mid-cap growth stocks by a wide margin, continuing a pattern we have seen for four of the last five years. This worked against our ability to beat the Russell Midcap Index, which includes both growth and value stocks. Other sources of weakness compared with the benchmark included Fund holdings in generic drug, homebuilding, and biotechnology stocks.

Positive contributors to the Fund’s performance came most noticeably from the consumer discretionary sector, including names such as Starbucks, Harman International, and Station Casinos. Energy was another area of strength for the Fund, led by outstanding performance from Ultra Petroleum, a fast-growing exploration and production company. Other standout positive contributors were Puerto Rican bank, Doral Financial, and technology leaders Apple Computer and Marvell Technology.

Capitalizing on strong, sustainable growth

We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our research process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use thorough, hands-on research, emphasizing the potential profitability of a company’s business model and management’s track record in successfully executing its strategy. We then combine that company-specific analysis with our assessment of macroeconomic, secular, and technical trends to form a decision about whether to invest in a particular stock.

For example, several months ago, we purchased shares of Ultra Petroleum because we believed it had tremendous potential profitability — extremely high production growth combined with the industry’s lowest cost structure. Our conclusion was that Ultra Petroleum’s high production growth rate was likely to continue for several more years, driven by the strength of its drilling prospects and management’s solid track record. Finally, an investment in Ultra Petroleum made sense given the team’s positive overall outlook for crude oil and natural gas prices. Ultra Petroleum was up 95% in 2004 and was one of the Fund’s largest holdings as of December 31, 2004.

Morningstar® Style Box™*

The importance of effective selling criteria

Deciding when to sell a stock is just as important as deciding when to buy. Our selling criteria are essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in its fundamental qualities that causes us to become suspicious about the company’s prospective growth profile or the potential profitability of its business model. Examples of events that can trigger this suspicion are questionable earnings reports, new competitive threats, changes in the economy, or changes in management personnel.

In July of 2004, following its latest quarterly earnings report, we began selling shares of eResearch Technology, which provides software and consulting services to help companies streamline the Food and Drug Administration approval process. For the first time in several quarters, eResearch failed to post earnings that were higher than analysts’ estimates. Also, the growth in backlog of orders, a leading indicator of future growth, slowed dramatically. Our instincts to get more cautious proved accurate. In the following weeks and months, eResearch management guided analysts’ forecasts lower for the remainder of 2004 and for 2005. After falling as low as $10.70 in October, the stock finished the year at $15.85, down sharply from our initial sales in the mid $20s.

Looking ahead

As we begin 2005, our outlook for the next several months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which is typically beneficial to stock prices. We plan to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our investment process.

Effective February 18, 2005, Jerome “Cam” Philpott, CFA, and Stuart Roberts of Wells Capital Management Incorporated will become the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Mid Cap Growth Fund on or about April 11, 2005.

It has been my pleasure being the Fund’s Portfolio Manager over the last year and a half. Thank you for your investment in the Strong Advisor Mid Cap Growth Fund.

Brandon Nelson

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Mid Cap Growth Fund

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Ultra Petroleum Corporation	3.6%
Doral Financial Corporation	3.3%
Starbucks Corporation	3.1%
Apple Computer, Inc.	2.8%
Marvell Technology Group, Ltd.	2.7%
Station Casinos, Inc.	2.5%
Cognizant Technology Solutions Corporation Class A	2.4%
Sierra Health Services, Inc.	2.4%
Marriott International, Inc. Class A	2.1%
Alliance Data Systems Corporation	2.0%

Top Ten	26.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	11.58%
5-year	-10.00%
Since Fund Inception (12-31-96)	4.87%

Class A, excluding sales load
1-year	18.43%
5-year	-8.93%
Since Fund Inception (12-31-96)	5.65%

Class B1,2
1-year	12.71%
5-year	-10.12%
Since Fund Inception (12-31-96)	5.07%

Class C1,2
1-year	16.71%
5-year	-9.51%
Since Fund Inception (12-31-96)	5.07%

Class Z1,3
1-year	18.41%
5-year	-8.93%
Since Fund Inception (12-31-96)	5.79%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	8.4%
Medical — Health Maintenance Organizations	6.8%
Financial Services — Miscellaneous	5.6%
Electronics — Semiconductor Manufacturing	4.3%
Leisure — Gaming/Equipment	3.5%
Leisure — Hotels & Motels	3.4%
Computer — IT Services	3.3%
Finance — Mortgage & Related Services	3.3%
Retail — Restaurants	3.1%
Telecommunications — Wireless Services	3.1%

Top Ten	44.8%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Small Cap Value Fund

The U.S. equity markets fluctuated for much of 2004 before turning in a strong rally in the fourth quarter. Despite rising interest rates, investors were cheered in part by an incumbent winning the U.S. presidential race and crude oil prices easing from their all-time highs. For the 12 months ending December 31, 2004, the Strong Advisor Small Cap Value Fund’s Class Z shares returned 20.09% versus the 18.33% return of its benchmark, the Russell 2000 Index.

Small-capitalization value stocks outperformed their large-and mid-cap counterparts during the period. In fact, small-cap value was one of the top-performing asset classes in 2004. What’s more, the Russell 2000 Index, which includes both value and growth stocks from the small-cap sector, reached record highs during the year and has outperformed the S&P 500 Index, which is dominated by large-cap stocks, for six years in a row.

The small-cap value asset class contains many stocks that are underfollowed, undervalued, and underloved. Our team employs a qualitative and quantitative screening process, followed by fundamental research, which allows only companies that meet our high standards to become holdings in the Fund.

Industrials, materials, and energy aided performance

The industrials and materials sectors added value to the Fund. Within industrials, stocks in construction and engineering, along with commercial services and supplies, performed well and were among the top contributors for the period. Meanwhile, chemical names aided performance in the materials sector. PolyOne Corporation, a specialty polymer manufacturer, was a strong performer from sales of its resin products. On the other hand, despite a solid rally in metals and mining stocks in the third quarter, the Fund experienced a pullback in many of these names during the fourth quarter. However, we continued to have conviction in these stocks, as we believed they could add significant value to the Fund over the long term.

The energy sector — in which the Fund remained overweighted compared to the benchmark during the period — also contributed to performance. Several energy equipment and services names, as well as oil and gas securities, were top contributors to performance. Range Resources was a top performer for the energy sector as the oil services and natural gas firm reported higher than expected natural gas reserves. Range Resources is an independent oil and gas company operating in the Southwest, Gulf Coast and Appalachian regions of the United States. In addition, Global Industries, an offshore oil pipeline services firm, was a strong contributor. Global has the largest fleet of service vessels available in the Gulf of Mexico. Many of our energy holdings have been long-term positions for the Fund. While some of these stocks lost ground near the end of the year as energy prices retreated from their October highs, we believed the valuations of the Fund’s energy holdings remained attractive. Investors’ concerns about energy supplies, coupled with international political unrest and high global demand, led us to maintain a positive outlook for this sector throughout 2004.

Morningstar® Style Box™ *

Late in the year, the Fund’s consumer discretionary stocks began moving up, with commercial services and retailers leading performance. The Fund owned well known, yet underfollowed, stocks such as American Eagle Outfitters, Stamps.com, and Circuit City Stores, all of which contributed to performance.

Technology and financials disappointed

The technology sector slightly detracted from the Fund’s performance for the year. Some technology names rebounded near year end after a difficult third quarter. Software and computer stocks, in particular, produced solid returns and helped performance compared with the benchmark. However, some semiconductor stocks were hit hard at the end of the fourth quarter, namely Cirrus Logic, a multimedia chipmaker for the consumer entertainment industry (DVDs, televisions, digital home theater systems), as well as solutions for automotive and industrial applications. We believed that many technology holdings became overvalued during the year, and therefore we were selective in this area, as we have been for several years.

The Fund also underperformed the benchmark in the financials sector. We remained cautious about this area, especially the banking industry, in which the Fund was significantly underweighted compared to the benchmark. Given the rising interest-rate environment, we believed traditional banks might experience downward pressure on their profit margins. We continued to look for companies with the ability to increase revenue growth while possessing underlying fundamentals that met our stringent criteria. Select names within the insurance industry illustrated this point. Versus the benchmark, the Fund maintains a lower concentration of real estate securities, specifically REITs. Due to this underweighting, the Fund underperformed in this area for the year.

Looking ahead

Despite significant outperformance by the small-cap value asset class during the past six years, we believe many opportunities still exist. While valuations in some groups such as technology and financials appear overextended, we remain alert for pullbacks that could present opportunities for adding to positions in which we have conviction. Meanwhile, our outlook on energy remains constructive, and we continue to maintain larger investments in the sector based on our belief that certain industries in it offer the potential for strong and sustainable earnings growth.

The Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Value Fund, the successor to the Strong Advisor Small Cap Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Small Cap Value Fund

Growth of an Assumed $10,000 Investment†

From 12-31-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Range Resources Corporation	4.2%
Chicago Bridge & Iron Company NV	3.0%
Forest Oil Corporation	2.7%
Glamis Gold, Ltd.	2.6%
Global Industries, Ltd.	2.2%
United States Steel Corporation	2.0%
Apex Silver Mines, Ltd.	1.9%
UNOVA, Inc.	1.8%
Steel Dynamics, Inc.	1.6%
Beverly Enterprises, Inc.	1.6%

Top Ten	23.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	13.00%
5-year	18.47%
Since Fund Inception (12-31-97)	17.83%

Class A, excluding sales load
1-year	19.89%
5-year	19.88%
Since Fund Inception (12-31-97)	18.83%

Class B1,2
1-year	13.95%
5-year	18.88%
Since Fund Inception (12-31-97)	18.83%

Class C1,2
1-year	18.00%
5-year	19.13%
Since Fund Inception (12-31-97)	18.15%

Class Z1,3
1-year	20.09%
5-year	20.10%
Since Fund Inception (12-31-97)	19.08%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	12.2%
Oil & Gas — Field Services	8.9%
Metal Ores — Gold/Silver	8.8%
Steel — Producers	5.6%
Oil & Gas — Drilling	3.7%
Building — Heavy Construction	3.0%
Insurance — Property/Casualty/Title	2.8%
Commercial Services — Security/Safety	2.7%
Commercial Services — Staffing	2.4%
Medical — Nursing Homes	2.4%

Top Ten	52.5%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor U.S. Value Fund

The Strong Advisor U.S. Value Fund outperformed its broad-based index, the S&P 500 Index for the year ended December 31, 2004. The Fund’s Class Z shares returned 14.11%, while the S&P 500 Index returned 10.87%.

The first half of 2004 delivered high-energy prices, robust economic data, and solid corporate profits. However, the third quarter was sluggish due to fears that the economy had hit a soft spot. Employment numbers, which were weak in the early stages of the third quarter, turned positive in the final month, which encouraged investors. After the presidential elections in November, we observed a powerful rally in share prices, a resurgence of positive economic data, and a decline in energy prices. The persistence of these positive indicators supported a consensus that a market rally could be sustainable, amid growing concerns over a weaker U.S. dollar, rising interest rates, and a prolonged rebuilding effort in Iraq.

Finding “the right company at the right price”

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, drives the Fund’s performance. During the period, stock selection was particularly strong in financials, utilities, and information technology. The strength of stocks this year, particularly in the fourth quarter, was driven by the optimism of not only shareholders but also corporate managers. Merger-and-acquisition activity heated up significantly, and the Fund owned a number of stocks involved in this trend. Bank One, Charter One Financial, Cox Communications, Provident Financial Group, Public Service Enterprise Group, and SOLA International all received takeover bids, directly benefiting our performance.

The Fund’s sector weightings are the direct result of our individual company selections, rather than top-down, macroeconomic considerations. That said, the portfolio benefited this year from having a significant presence in energy, industrial, and utility sectors. As the year progressed, we shifted some energy exposure from exploration and production (E&P) to oil services — for example, Cooper Cameron — amid the euphoric sentiment created by industry consolidation in the E&P group. Moreover, as industrials moved to all-time highs during the year, we moved to an underweighting, compared to the benchmark, in this sector. Within utilities, where we also took profits but remained largely invested throughout the year, electric utility holdings such as First Energy and TXU were standout performers.

Morningstar® Style Box™ *

Investments in insurance

Our stance on financial stocks, which was to sell bank stocks into strength and to buy insurance stocks into weakness, has been relatively unchanged for several years and served us well during 2004. Financials have been consistent market performers over this period, never falling out of favor. In fact, financials delivered record earnings and traded at record high prices. One of the primary reasons that value indices have performed so much better than growth indices over the last five years has been the strength in financials. Overall, we significantly reduced financials into 2004’s strength. Within financials, we continued to overweight insurance compared to the benchmark, with names like Loews and SAFECO aiding performance.

The Fund benefited from having fewer investments in the very weak technology sector. Despite the sector’s weakness, we were able to take advantage of some specific opportunities and were rewarded for this selectivity through the performance of software giant Microsoft and semiconductor maker Texas Instruments.

Our consumer discretionary stocks proved to be drags on performance. Lack of exposure to faster-growing industries such as Internet and catalog retailing detracted from performance. We continued to believe our larger holdings in this sector, Clear Channel Communications and Reader’s Digest Association, represented exceptional value and added to both during the year.

As in 2003, the year saw considerable weakness in the U.S. dollar, a condition that is typically more beneficial for larger companies, as they are more likely to be exporters and can therefore benefit from stronger currencies abroad. Despite this, small caps outperformed again in 2004. After six years of underperformance, we believe it is reasonable for investors in large-cap stocks to expect them to play “catch-up” in 2005 and beyond.

Focusing on out-of-favor stocks

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy the stocks of these companies at attractive prices — which often come when they are temporarily out of favor with investors. Discipline and patience, along with a strong focus on risk management, continue to be hallmarks of our management style.

The Fund is expected to reorganize into the Wells Fargo Advantage U.S. Value Fund, the successor to the Strong Advisor U.S. Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor U.S. Value Fund

Growth of an Assumed $10,000 Investment†

From 12-29-95 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Exxon Mobil Corporation	5.3%
General Electric Company	3.5%
Comcast Corporation Class A	3.2%
Bristol-Myers Squibb Company	2.6%
ImClone Systems, Inc.	2.6%
Del Monte Foods Company	2.4%
Kraft Foods, Inc. Class A	2.2%
The Kroger Company	2.2%
Clear Channel Communications, Inc.	2.1%
Cooper Cameron Corporation	2.0%

Top Ten	28.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	7.50%
5-year	0.18%
Since Fund Inception (12-29-95)	10.01%

Class A, excluding sales load
1-year	14.08%
5-year	1.38%
Since Fund Inception (12-29-95)	10.74%

Class B1,2
1-year	8.20%
5-year	0.28%
Since Fund Inception (12-29-95)	10.10%

Class C1,2
1-year	12.15%
5-year	0.67%
Since Fund Inception (12-29-95)	10.00%

Class K1,2
1-year	14.53%
5-year	1.81%
Since Fund Inception (12-29-95)	11.18%

Class Z1,3
1-year	14.11%
5-year	1.40%
Since Fund Inception (12-29-95)	10.93%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns reflect the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to 12-31-01, is based on the Fund’s Class Z shares’ performance.

Please consult a prospectus for information about all share classes.

General:

[3]	The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	8.2%
Diversified Operations	6.4%
Food — Miscellaneous Preparation	6.0%
Medical — Biomedical/Biotechnology	5.3%
Utility — Electric Power	5.0%
Media — Radio/TV	4.6%
Telecommunications — Services	4.6%
Banks — Money Center	4.4%
Media — Cable TV	3.4%
Medical — Ethical Drugs	3.2%

Top Ten	51.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to value-style investing risk. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Advisor Endeavor Large Cap Fund

The U.S. stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Advisor Endeavor Large Cap Fund’s Class A shares returned 8.79% (15.38% when excluding the initial sales charge), compared to its broad-based benchmark, the S&P 500 Index, which advanced 10.87%. The Fund performed well against its benchmark, as it focused on companies with the strongest fundamentals and avoided many of the period’s highly publicized disappointments.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Investigative approach to investing

Throughout the year we executed on our intensive research process of “surrounding the company” in order to generate competitive returns for our shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and channel checks of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that have the potential to produce a great deal of value relative to the required investment. Moreover, the process tends to provide us with comprehensive knowledge regarding each of the Fund’s holdings.

Equally important is the fact that our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that should continue to assist us in assessing the risk and reward of every investment.

Holdings that outperformed

Due to the concerns about oil supply relative to growing demand, companies that produce energy and those that make equipment to recover energy performed well. One of these was Canadian Natural Resources, a premier exploration and production company with substantial potential for production growth from its Horizon oil sands project, located in Alberta, Canada. Horizon is expected to come on line in 2008 and has been estimated to be capable of producing up to six billion barrels of oil over about 40 years. In addition to its Alberta operations, the company has holdings in the North Sea and West Africa.

Morningstar® Style Box™ *

Another top performer for the year was Yahoo!. One of the key drivers for this online media company was an increase in online advertising. During the period, online media represented almost 15% of total media consumption by consumers and continued to gain market share. However, only 3% to 5% of total advertising dollars were spent online. If recent trends persist, this gap could start to close next year. Yahoo!’s competitive advantages are its breadth of offerings to advertisers, its global reach, and its breadth of product offerings on wireline and wireless devices.

Despite solid fundamental results, the Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses. We believe this negative sentiment will prove misguided and we continue to hold the stock. In 2005, we hope to see confirmation of our positive fundamental outlook for the generic industry, numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we are optimistic that the economy will continue to strengthen, driven by accelerating enterprise, capital spending, and a resultant growth in earnings. The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth.

Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we will pay close attention to the levels of job creation, long-term interest rates and the resulting impact on the U.S. dollar. As always, we will continue to carefully select holdings for the Fund, emphasizing companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Endeavor Large Cap Fund, the successor to the Strong Advisor Endeavor Large Cap Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Advisor Endeavor Large Cap Fund. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Endeavor Large Cap Fund

Growth of an Assumed $10,000 Investment†

From 9-28-01 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	5.1%
Sprint Corporation	4.6%
WellPoint, Inc.	4.1%
EMC Corporation	3.8%
General Electric Company	3.7%
Dell, Inc.	3.5%
Phelps Dodge Corporation	2.9%
Oracle Systems Corporation	2.7%
Texas Instruments, Inc.	2.6%
Halliburton Company	2.6%

Top Ten	35.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	8.79%
3-year	1.14%
Since Fund Inception (9-28-01)	3.61%

Class A, excluding sales load
1-year	15.38%
3-year	3.17%
Since Fund Inception (9-28-01)	5.51%

Class B1,2
1-year	9.44%
3-year	1.30%
Since Fund Inception (9-28-01)	4.06%

Class C1,2
1-year	13.44%
3-year	2.58%
Since Fund Inception (9-28-01)	4.90%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Products	6.9%
Electronics — Semiconductor Manufacturing	6.6%
Telecommunications — Wireless Equipment	5.3%
Internet — Content	5.1%
Diversified Operations	5.1%
Telecommunications — Services	4.6%
Medical — Health Maintenance Organizations	4.1%
Computer — Manufacturers	3.9%
Computer — Data Storage	3.8%
Metal Ores — Miscellaneous	2.9%

Top Ten	48.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on this and other risks.

Strong Advisor Focus Fund

For the year ended December 31, 2004, the Strong Advisor Focus Fund’s Class A shares delivered a very strong return of 11.16% in 2004 (18.03% when excluding the initial sales charge). This bested the S&P 500 Index, the Fund’s broad-based benchmark, which returned 10.87% including reinvested dividends.

Four broad trends dominated 2004. First, the economy experienced continued robust corporate earnings growth. Second, long-term interest rates surprised most market prognosticators by finishing the year lower than where they started. Third, political uncertainty was alleviated by the clean George W. Bush victory, unmarred by any terrorist events or procedural troubles. This, we believe, gave the market the spark of confidence needed to ignite the subsequent fourth-quarter rally. The fourth trend in evidence during 2004 was another year of dominance by value stocks over growth stocks. The Fund performed well in this “value” environment by concentrating on finding and investing in the stocks of companies that exemplified the theme of dominant business models generating dynamic market share growth.

Searching for “share-gainers”

Our investment process emphasizes security selection as the main determinant of our portfolio construction. We focus our research on what we call “share-gainers” — that is, those companies that have developed business models that allow them not only to grow faster than the underlying economy but to do so in a sustainable fashion. Moreover, the Fund was populated with industry leaders, regardless of their size, as these companies often have sustainable advantages over their competition. A key driver of the Fund’s returns was our analysts’ ability to identify companies with growth prospects that were underestimated by the market. To be clear, it is not only the rate of growth that is important, but also how long we expect that growth to last.

One other factor that helped contribute to the Fund’s returns was our sell discipline. If we begin to suspect that a security’s underlying fundamentals are not performing in line with or better than our expectations, we generally trim or sell the position. Strong growth stocks often receive premium valuations, but that premium can collapse if the market suddenly becomes skeptical about the company’s future prospects.

Morningstar® Style Box™*

Google outperforms

Internet search engine provider Google was an addition to the Fund in 2004 that exemplified our process. Our fundamental research identified Google as an attractive investment opportunity. We recognized that Google was not only benefiting from increased usage of the Internet, but also from the movement of advertisers’ dollars away from traditional media to the Internet. Moreover, the returns its business model generated were some of the best we found in any sector of the economy.

Outlook for 2005

In the latter half of the year, the yield curve flattened considerably, as the Fed kept raising short-term interest rates, while long-term rates stayed about where they were. To us, this signaled the bond market’s perception that economic growth may slow in the coming months. If the economy does in fact decelerate, it would make finding rapidly growing companies more difficult. Nevertheless, we are confident that our focus on share-gainers can help us find good growth opportunities in a wide variety of economic environments.

Effective January 1, 2005, John S. Dale, CFA, and Gary E. Nussbaum, CFA, of Peregrine Capital Management, Inc., became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Growth Fund on or about April 11, 2005.

It has been my pleasure in being the Fund’s Portfolio Manager over the last year and a half. Thank you for your investment in the Strong Advisor Focus Fund.

Thomas C. Ognar

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Focus Fund

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

eBay, Inc.	7.4%
Dell, Inc.	6.7%
PETCO Animal Supplies, Inc.	6.7%
First Marblehead Corporation	6.1%
Digital River, Inc.	4.8%
Gilead Sciences, Inc.	4.4%
PETsMART, Inc.	4.4%
Hughes Supply, Inc.	4.1%
St. Jude Medical, Inc.	3.7%
Kinetic Concepts, Inc.	3.6%

Top Ten	51.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	11.16%
3-year	0.24%
Since Fund Inception (11-30-00)	-9.46%

Class A, excluding sales load
1-year	18.03%
3-year	2.22%
Since Fund Inception (11-30-00)	-8.14%

Class B1,2
1-year	12.89%
3-year	0.55%
Since Fund Inception (11-30-00)	-9.27%

Class C1,2
1-year	16.89%
3-year	1.85%
Since Fund Inception (11-30-00)	-8.62%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Retail — Miscellaneous	11.0%
Medical — Products	10.1%
Internet — E*Commerce	7.5%
Computer — Manufacturers	6.7%
Financial Services — Miscellaneous	6.1%
Electronics — Semiconductor Manufacturing	5.4%
Internet — Network Security/Solutions	4.8%
Medical — Biomedical/Biotechnology	4.4%
Retail/Wholesale — Building Products	4.1%
Commercial Services — Schools	3.7%

Top Ten	63.8%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, nondiversified portfolio risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor International Core Fund

The Strong Advisor International Core Fund’s Class A shares rose 12.51% during the year ending December 31, 2004 (19.38% when excluding the initial sales charge). This return trailed the Morgan Stanley Capital International Europe Australasia, and Far East (MSCI EAFE) Index, which returned 20.25% during the same period.

The Fund’s performance was helped by positive stock selection. By contrast, sector allocation, especially investments in consumer staples, detracted from results. However, the main reason the Fund lagged the MSCI EAFE was a lack of sufficient exposure to certain foreign currencies. Especially during the fourth quarter of 2004, many currencies experienced significant appreciation against the U.S. dollar. The Fund was generally invested in countries whose currencies did not see the strongest relative performance. For example, currencies in Canada, Brazil, Hong Kong, Singapore and Mexico — all markets we overweighted compared to the benchmark — rose an average of 3.7% during the year’s final three months. By contrast, the euro, yen, and British pound gained over 7.0% against the dollar. Our underweighting in Europe, including the U.K., and in Japan hurt relative performance when investment gains were translated back to dollars.

Strong fourth quarter for global equities

Major global stock markets found themselves stuck in trading ranges for most of the first three quarters of the year. During this period of investor malaise, high-quality, large-capitalization stocks came back into favor. This trend helped the Fund’s performance because our investment style has always favored companies with stable earnings growth, strong balance sheets and sound management practices — the very qualities being rewarded by the market.

In the fourth quarter, however, global investors once again became more risk tolerant. In their view, the fall in oil prices and the apparent success of China’s efforts to stabilize its economy were beneficial to global growth. Investors also believed that the re-election of President Bush would generate more initiatives to stimulate the U.S. economy. As in 2003, global investors favored emerging markets and lower-quality, small-capitalization stocks.

Stock selection helped

Positive security selection provided the strongest contribution to the Fund’s performance. Stock picks in the materials and energy sectors were particularly helpful. We have emphasized these two sectors for two years now because we believed that commodity prices would increase, based on tight supplies and growing demand, especially from China. Commodity prices did indeed increase during 2004, and portfolio holdings benefiting from this trend included BHP Billiton, an Australian mining and oil company; Companhia Vale do Rio Doce, a Brazilian iron ore miner; Encana, a Canadian energy company; and ENI, an Italian energy company. As valuations rose throughout the year, we believed that these sectors became less compelling, so we took profits in large holdings and reduced our larger positions.

Morningstar® Style Box™*

By contrast, results were dragged down by the lackluster performance of global consumer staples stocks. For example, European stocks in this sector, such as French beauty products maker L’Oreal and Swiss food company Nestlé, were hurt by weakness in the U.S. dollar, increasingly tough earnings comparisons, and compressed profit margins related to higher raw material costs.

Results from our investments in Asia were mixed. The Fund benefited from strong stock selection in Hong Kong as real estate prices continued to rebound. For example, Swire Pacific, with interests in office real state and aviation, saw its share price increase along with expectations for the local economy. Performance from Japanese holdings was more subdued. The Fund benefited from exporters Hitachi and Komatsu as well as retailer Daimaru, which gained along with Japan’s economy. However, the Fund’s smaller holdings in Japanese financial stocks, which rebounded sharply during the year’s fourth quarter, detracted from results.

Risks and opportunities

International investors face a number of risks in the year ahead, including the potential for more geopolitical instability, further U.S. dollar depreciation leading to faster Federal Reserve rate hikes, and disappointing European economic growth causing a slowdown in earnings. On the other hand, an unexpected drop in oil prices would be very beneficial to the economy. Also, if the Bush administration’s fiscal policies can stimulate the U.S. economy, our trading partners may benefit as well. A healthy economy in China would have a similar effect on its own trading partners, especially in Asia.

We are looking for an increasingly risk-averse investment environment in 2005, which may favor high-quality, large-cap stocks. However, after two consecutive years of strong returns, it is reasonable to expect that global markets may lack clear near-term direction.

Effective January 1, 2005, Mark Beale and Richard D. Lewis of New Star Institutional Managers Limited became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage International Core Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor International Core Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor International Core Fund

Growth of an Assumed $10,000 Investment†

From 9-28-01 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index and the Lipper International Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper International Multi-Cap Core Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Countries

Percent of Net Assets, as of 12-31-04

Japan	20.0%
United Kingdom	17.9%
France	10.8%
Switzerland	6.9%
Germany	6.5%
Netherlands	4.8%
Singapore	3.7%
Italy	3.5%
Brazil	2.9%
Hong Kong	2.9%

Top Ten	79.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2,3
1-year	12.51%
3-year	7.86%
Since Fund Inception (9-28-01)	8.56%

Class A, excluding sales load
1-year	19.38%
3-year	10.02%
Since Fund Inception (9-28-01)	10.55%

Class B1,2,3
1-year	14.32%
3-year	8.93%
Since Fund Inception (9-28-01)	9.77%

Class C1,2,3
1-year	18.44%
3-year	10.03%
Since Fund Inception (9-28-01)	10.53%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.
[3]	The Fund’s Class A, B, and C shares have a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance. Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	8.4%
Banks — Money Center	7.8%
Banks — Foreign	7.2%
Diversified Operations	5.6%
Medical — Ethical Drugs	4.0%
Medical — Products	3.6%
Telecommunications — Wireless Services	3.1%
Metal Ores — Miscellaneous	3.0%
Finance — Index Tracking Fund	2.8%
Electronics — Miscellaneous Components	2.8%

Top Ten	48.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign companies often present more risk because of currency exchange fluctuation, government regulations, and the potential for political and economic instability. These risks are generally intensified in emerging markets. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Select Fund

In 2004, the Fund continued to focus on companies with the strongest fundamentals and avoided many of the highly publicized disappointments during the period. For the year ended December 31, 2004, the Strong Advisor Select Fund’s Class A shares rose by 10.09% (16.80% when excluding the initial sales charge), compared to its broad-based benchmark, the S&P 500 Index, which advanced 10.87%. As the economy grew in fits and starts, equity returns were volatile, with much of the year’s gain being produced in the fourth quarter.

Putting our comprehensive analysis to work

Throughout the year we executed on our intensive research process of “surrounding the company” in order to generate competitive returns for the Fund’s shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, investigations of suppliers, customers, and competitors. By utilizing this encompassing model, we are often able to identify companies that produce a great deal of value relative to the required investment. Moreover, the process tends to provide us with comprehensive knowledge regarding each of the Fund’s holdings and specifically, we can gain a better understanding of where the growth is being generated.

Equally important to our methodology is the fact that our team operates in an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment’s position in the portfolio to be further justified. This practice is well established and respected among all team members, and it should continue to play a vital role in helping us assess the risk and reward of every investment the Fund owns.

Two contributors to performance

Our extensive research also enables us to analyze interesting and non-traditional growth opportunities in the market, such as those recently provided by the energy sector. Due to the concerns about oil supply relative to growing demand, companies that produce energy and those that make equipment to recover energy performed well. One of these was Canadian Natural Resources, a premier exploration and production company with substantial potential for production growth from its Horizon oil sands project, located in Alberta, Canada. Horizon is expected to come online in 2008 and has been estimated to be capable of producing up to six billion barrels of oil over about 40 years. In addition to its Alberta operations, Canadian Natural Resources has energy holdings in the North Sea and West Africa.

Morningstar® Style Box™*

Another top performer for the year was Sprint Corporation. In 2004, the diversified telecommunications company, aided particularly by strength in its wireless business, reduced debt levels, streamlined operations and worked to create packaged bundles of communications services for customers.

What’s more, in December Sprint announced a merger with Nextel Communications. In our opinion, the merger created a favorable position for Sprint by reducing the number of competitors in the industry. Moreover, the union looked to be a very complementary one. If approved by the regulatory agencies, the merger would allow Sprint not only to tap into Nextel’s vast base of corporate customers, but also to gain access to the proprietary Direct Connect functionality of Nextel’s phones. Lastly, Sprint announced plans, in regards to the merger, to potentially sell its wireline business in an effort to streamline operations.

Looking ahead to 2005

As we enter 2005, we believe the key question is not whether the economy will grow but rather to what degree. We are optimistic that the economy will continue to strengthen, driven by accelerating enterprise capital spending and a resultant growth in earnings.

The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, rising interest rates, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow but thus far have seemed reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we will pay close attention to the levels of job creation, long-term interest rates and the resulting impact on the U.S. dollar. As always, we will continue to carefully select holdings for the fund, attempting to emphasize companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Endeavor Select Fund, the successor to the Strong Advisor Select Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Advisor Select Fund. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Co-Manager

Erik J. Voss

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Select Fund

Growth of an Assumed $10,000 Investment†

From 12-29-00 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	5.8%
Marvel Enterprises, Inc.	4.8%
Sprint Corporation	4.6%
WellPoint, Inc.	4.5%
EMC Corporation	4.3%
Phelps Dodge Corporation	3.9%
General Electric Company	3.7%
Dell, Inc.	3.4%
Harman International Industries, Inc.	3.3%
Oracle Systems Corporation	3.3%

Top Ten	41.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	10.09%
3-year	4.88%
Since Fund Inception (12-29-00)	-2.01%

Class A, excluding sales load
1-year	16.80%
3-year	6.98%
Since Fund Inception (12-29-00)	-0.55%

Class B1,2
1-year	10.82%
3-year	4.93%
Since Fund Inception (12-29-00)	-1.82%

Class C1,2
1-year	14.82%
3-year	6.17%
Since Fund Inception (12-29-00)	-1.29%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Internet — Content	5.7%
Telecommunications — Wireless Equipment	5.7%
Electronics — Semiconductor Manufacturing	5.6%
Medical — Products	5.5%
Diversified Operations	5.1%
Leisure — Toys/Games/Hobby	4.8%
Telecommunications — Services	4.6%
Medical — Health Maintenance Organizations	4.5%
Computer — Data Storage	4.3%
Metal Ores — Miscellaneous	3.9%

Top Ten	49.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, nondiversified-portfolio risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Technology Fund

It was a challenging year for the Strong Advisor Technology Fund. The Fund’s Class A shares returned -10.03% (-4.58% when excluding the initial sales charge) during 2004. By contrast, the Fund’s broad-based benchmark, the S&P 500 Index, returned 10.87% during the same period.

The Fund’s significant underperformance can be attributable to the poor performance of the semiconductor sector, in which we were overweighted compared to the benchmark, as well as weakness in the individual software held in the portfolio. In addition, the Fund’s performance suffered from its riskier profile relative to the benchmark, characterized especially by its larger weighting in small and mid-cap technology stocks.

The portfolio’s largest detractor from performance during the past 12 months was LSI Logic Corporation, a designer and manufacturer of complex high-performance, integrated circuits and storage systems. The next largest detractor was Magma Design Automation, a maker of electronic design automation software for engineers who design semiconductors. The stock fell after Magma announced that its third-quarter earnings per share would be worse than analysts expected because of disappointing growth in new customer orders.

Tough environment for tech

The overall market climate started the year with a strong tone, but soon moved into what was essentially a sideways trading pattern that persisted through the end of August. Concerns about the continued conflict in Iraq, the uncertainty surrounding a presidential election, higher than expected inflation rates (especially with respect to oil prices), and a sentiment that world economic growth may be slowing all weighed on the equity markets.

Technology stocks, which are cyclical in nature, typically perform best when macroeconomic political factors are positive, so the change in market temperament was especially difficult for stocks in the sector to weather. However, the technology sector began to realize stronger performance beginning in August, but becoming especially pronounced in late October and early November, as oil prices appeared to retreat as it became clear that the U.S. presidential election would not end in a contested fashion, as in 2000.

Morningstar® Style Box™ *

Our approach to selecting stocks

Our management strategy remained consistent during the period. We sought to maintain a balance among the various subsectors that make up the technology universe: semiconductors and related equipment, software, computer hardware and storage, business services, and biotechnology. We sought to identify the companies within each subsector that we believed had the best fundamental qualities and were positioned to outperform. To this end, we looked for companies with above-average growth prospects, strong intellectual property, excellent management teams, and achievable financing plans.

Although we did not seek to keep a balanced representation of all major subsectors, our bottom-up, stock selection process, rather than a rigid, top-down asset allocation program, primarily drove the portfolio’s makeup.

In choosing stocks for the portfolio, we employed a relative valuation technique. The key element of this strategy was to look at a stock’s PEG (Price/Earnings to Growth) ratio. This figure represents the relationship of a company’s price-earnings ratio — a key measure that indicates how expensive a stock is relative to the earnings the company generates — to its projected five-year compound annual growth rate. We were interested in finding companies with favorable PEG ratios — that is, those that were positioned to deliver attractive levels of growth and that offered reasonable valuations.

Among the stocks selected for the portfolio using these approaches was the Fund’s strongest contributor to performance during the period, Mine Safety Appliances Company, which makes and sells safety and health equipment. Health care imaging company, CTI Molecular, also helped performance. The stock rose more than 28% in a single day in mid-November after the company reported stronger-than-expected earnings and anticipated an increase in first-quarter sales.

New Manager and Fund Reorganization

Effective January 1, 2005, Huachen Chen, CFA, and Walter C. Price, Jr., CFA, of RCM Capital Management LLC became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Specialized Technology Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor Technology Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Technology Fund

Growth of an Assumed $10,000 Investment†

From 11-30-00 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Science and Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Avid Technology, Inc.	4.1%
Linear Technology Corporation	3.5%
Microsoft Corporation	3.4%
Mine Safety Appliances Company	3.4%
Dell, Inc.	3.3%
TTM Technologies, Inc.	3.2%
America Movil ADR Series L	3.1%
Lucent Technologies, Inc.	3.0%
KLA-Tencor Corporation	3.0%
Ariba, Inc.	3.0%

Top Ten	33.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	-10.03%
3-year	-2.54%
Since Fund Inception (11-30-00)	-9.36%

Class A, excluding sales load
1-year	-4.58%
3-year	-0.60%
Since Fund Inception (11-30-00)	-8.04%

Class B1,2
1-year	-9.51%
3-year	-2.03%
Since Fund Inception (11-30-00)	-9.00%

Class C1,2
1-year	-5.66%
3-year	-0.71%
Since Fund Inception (11-30-00)	-8.45%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	16.2%
Computer Software — Desktop	5.6%
Computer Software — Education/Entertainment	4.8%
Telecommunications — Equipment	4.6%
Computer — IT Services	4.5%
Electronics — Miscellaneous Components	4.4%
Computer Software — Enterprise	4.3%
Leisure — Movies & Related	4.1%
Telecommunications — Wireless Equipment	3.7%
Medical — Systems/Equipment	3.4%

Top Ten	55.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, concentrated-portfolio risk, technology risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor U.S. Small/Mid Cap Growth Fund

After a very strong year for the Fund in 2003, 2004 was more difficult. For the year ended December 31, 2004, the Strong Advisor U.S. Small/Mid Cap Growth Fund’s Class A shares returned -5.22% (0.54% when excluding the initial sales charge), well behind its broad-based benchmark, the Russell Midcap Index, which returned 20.22% for the same period. The Fund’s underperformance occurred primarily in the year’s first and third quarters. During the second and fourth quarters, the Fund’s performance was more closely in line with the benchmark.

Factors affecting performance

There were two primary factors driving the Fund’s underperformance. First, small- and mid-cap growth stocks dramatically underperformed their respective value counterparts. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery and thus to lose confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve Board signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favor for this portfolio — the most.

The third quarter brought more uncertainty about the sustainability of the U.S. economic recovery. For one thing, the Fed kept upward pressure on interest rates with hikes of one-quarter of a percentage point in August and September following the June increase. Moreover, the price of crude oil continued to push higher, stoking fears that the high cost of energy would siphon disposable cash from other areas of the economy. In response, growth stocks significantly underperformed the broader market during the third quarter. In fact, according to a Merrill Lynch study of growth versus value strategies, during the first three quarters of 2004, the fastest-growing companies had the worst performance.

In the fourth quarter, the broader market turned in a strong rally in which mid- and small-cap growth stocks fully participated. Although the Fund posted a double-digit gain for the quarter, it nevertheless underperformed for the year.

The other reason for the Fund’s underperformance was unfavorable stock selection. One company that provided tremendous returns in 2003, Odyssey HealthCare, unexpectedly lowered its guidance on fourth-quarter earnings, hurting not only its own share price but also those of other companies in the hospice services industry. As one of the Fund’s largest holdings, Odyssey HealthCare negatively effected the performance of the Fund, and we sold the stock.

Morningstar® Style Box™*

Positioned for a stronger economy

Throughout 2004, we did not make any substantial changes to the Fund’s overall positioning from 2003. The portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. Although the potential for further interest-rate hikes remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector compared to the benchmark, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer term, however, we believe profit growth ultimately drives stock performance and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook

The Federal Reserve increased short-term interest rates five times in 2004 and appears ready to keep raising rates in the new year to keep inflation in check. Nevertheless, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after several Federal Reserve rates hikes, and we saw some evidence of that in the fourth quarter. Easing energy prices also represent a potentially positive influence on stock prices. Moreover, we expect to see strong corporate earnings in upcoming quarters. Given that many stocks are still at what we consider reasonable valuations, we believe such earnings improvements could help drive the prices of small- and mid-cap growth stocks higher in 2005.

Effective January 1, 2005, Jerome “Cam” Philpott, CFA, and Stuart Roberts of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor U.S. Small/Mid Cap Growth Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Landstar Systems, Inc.	4.3%
Alamosa Holdings, Inc.	4.0%
Joy Global, Inc.	3.3%
Penn Virginia Corporation	3.1%
Trimble Navigation, Ltd.	3.0%
A.S.V., Inc.	2.6%
Cognizant Technology Solutions Corporation Class A	2.5%
Getty Images, Inc.	2.5%
Terex Corporation	2.4%
Investors Financial Services Corporation	2.4%

Top Ten	30.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	-5.22%
Since Fund Inception (3-28-02)	2.14%

Class A, excluding sales load
1-year	0.54%
Since Fund Inception (3-28-02)	4.36%

Class B1,2
1-year	-4.46%
Since Fund Inception (3-28-02)	2.96%

Class C1,2
1-year	-0.46%
Since Fund Inception (3-28-02)	4.36%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Machinery — Construction/Mining	10.7%
Oil & Gas — United States Exploration & Production	9.1%
Transportation — Truck	6.5%
Telecommunications — Wireless Services	5.7%
Retail — Restaurants	5.4%
Electronics — Semiconductor Manufacturing	4.5%
Medical — Systems/Equipment	3.7%
Internet — Network Security/Solutions	3.0%
Telecommunications — Wireless Equipment	3.0%
Computer — IT Services	2.5%

Top Ten	54.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Utilities And Energy Fund

For the year ended December 31,2004, the Strong Advisor Utilities and Energy Fund’s Class A shares returned 15.61% (22.68% when excluding the initial sales charge), easily outpacing the 10.87% return of its broad-based benchmark, the S&P 500 Index. Rising energy prices and an overall favorable interest-rate environment aided the Fund’s performance, with all four of its sectors posting positive returns.

Interest-rate environment remained favorable

In the second quarter, reacting in part to stronger-than-expected employment data, the yield of 10-year Treasury bonds rose from 3.84% to 4.58%, resulting in price setbacks for a number of utility and telecommunications stocks. Over the years, we have found that large sell-offs triggered by the perception of rising interest rates frequently provide a good opportunity to reposition the Fund in stocks we like at reasonable valuations. Consequently, we added to a number of electric utility positions as we saw opportunities created by the decline. Also helping the Fund weather this interest-rate storm was our decision to allocate more than half of its assets to cash and to sectors, such as energy and gas utilities, that are less sensitive to rising interest rates. During the otherwise weak second quarter, this strategy helped the Fund deliver a positive return.

In the first, third, and fourth quarters, the Fund benefited from a favorable environment for long-term interest rates, which tend to have a bigger impact on utility stocks than short-term rates. Long-term rates ended the year very close to their level at the beginning of the period, while short-term rates climbed due to five increases by the Federal Reserve Board. As a result, the target federal funds rate rose from 1% at the beginning of 2004 to 2.25% at the end of the year.

Overweighting energy helped performance

A significant portion of the Fund’s gains came during the second half of the year. To a large degree, this was due to the strength in energy prices — particularly crude oil, which climbed above $50 per barrel in October. Increasing demand for fuel in Asia, political instability in Venezuela and Nigeria, and the ongoing conflict in Iraq all contributed to the high price of oil. In fact, analysts estimated that during the period oil prices included a premium of approximately $10 that was attributable to the fear that terrorist activity might interrupt supply.

Morningstar® Style Box™*

These developments benefited the Fund because of its overweighting, compared to its benchmark, in energy and gas utilities. High commodity prices led to robust cash flows and earnings, resulting in dividend increases and stock repurchases for many of the Fund’s larger energy holdings. Against this backdrop, integrated energy holding ConocoPhillips was a significant contributor to performance, as was ONEOK, a core holding in the gas sector.

Although the Fund’s electric utility stocks — representing about 39% of its assets at period end — underperformed its energy holdings by a considerable degree, they still handily outperformed the benchmark. In this group our results were aided by TXU, a new position that took top honors as the Fund’s largest gainer. TXU, an independent utility based in Texas, is a company we have followed closely for a long time. It encountered a serious liquidity crisis in 2002 and spent much of 2003 repairing its balance sheet. In 2004, the company replaced its CEO with John Wilder, a veteran manager with experience in turnaround situations. We correctly anticipated that his leadership would have a positive impact on investors’ outlook for the company.

Looking ahead

Although energy prices trended lower for most of the fourth quarter, we believe they could be in the process of finding a new, higher equilibrium level than we saw in past years. Consequently, we believe the pattern of dividend increases on the part of companies representing major positions in the Fund that we saw in 2004 could continue in 2005. However, given the healthy gains in energy stocks and the recent softness in oil and gas prices, we will be increasingly sensitive to valuations in that sector going forward.

Additionally, the potential for tax legislation in 2005, that would make permanent the current 15% tax on dividends, adds to the attractiveness of stocks that pay dividends or might increase their dividend payments. We will continue to keep our eye on dividends and dividend policy, as we believe doing so will help us to identify capable, shareholder-friendly managements and financially strong companies with the ability to deliver robust cash flows and dynamic earnings growth.

Effective January 1, 2005, Gary J. Dunn and David L. Roberts of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Equity Income Fund on or about April 11, 2005.

Thank you for your investment in the Strong Advisor Utilities and Energy Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Utilities And Energy Fund

Growth of an Assumed $10,000 Investment†

From 7-31-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. The funds invest primarily in utility shares. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Constellation Energy Group, Inc.	8.3%
ONEOK, Inc.	7.0%
Exelon Corporation	5.9%
TXU Corporation	5.6%
Schlumberger, Ltd.	5.2%
Wisconsin Energy Corporation	4.3%
Southern Union Company	4.3%
PPL Corporation	4.1%
BP PLC Sponsored ADR	3.9%
American Electric Power Company, Inc.	3.9%

Top Ten	52.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2
1-year	15.61%
Since Fund Inception (7-31-02)	9.87%

Class A, excluding sales load
1-year	22.68%
Since Fund Inception (7-31-02)	12.59%

Class B1,2
1-year	17.13%
Since Fund Inception (7-31-02)	10.62%

Class C1,2
1-year	21.07%
Since Fund Inception (7-31-02)	11.99%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns include the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Utility — Electric Power	39.0%
Utility — Gas Distribution	21.6%
Oil & Gas — International Integrated	11.9%
Oil & Gas — Field Services	5.2%
Oil & Gas — Drilling	4.1%
Telecommunications — Services	3.3%
Telecommunications — Services Foreign	3.1%
Oil & Gas — United States Exploration & Production	2.2%
Diversified Operations	2.1%
Chemicals — Specialty	1.2%

Top Ten	93.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk, concentrated-portfolio risk, energy-company risk, public-utilities-sector risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Advisor Large Company Core Fund

The Strong Advisor Large Company Core Fund Class A shares rose 4.32% during the year ending December 31, 2004 (10.69% when excluding the initial sales charge). This result lagged the Fund’s broad-based benchmark the S&P 500 Index, which gained 10.87% during the same period.

The Fund’s performance was helped by stock selection in the health care sector. In addition, the Fund benefited from stock selection in the financial sector.

The Fund’s investment process

We followed a consistent management strategy throughout the past 12 months. Our investment process was “bottom up,” meaning that we evaluated candidates for inclusion in the portfolio on an individual basis. In other words, our focus was on adding value through stock selection, as opposed to making indirect sector bets.

In choosing stocks, we followed a three-step process. First, we sought to purchase companies with improving fundamentals and earnings quality, which we defined as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Second, we looked for companies whose management strategy was to attempt to maximize the long-term value of the business, which we defined as the present value of the company’s future net cash flows. Finally, we wished to purchase stocks at a discount to what we believed was their fair value. To arrive at this value, we used multiple valuation tools, including both absolute and relative value metrics. After constructing the portfolio using this approach, we applied a series of risk measures to better understand how the portfolio was constructed and seek ways to reduce risk for the Fund’s shareholders.

What worked, what didn’t

Applying this stock selection process, the Fund owned a position in Aetna, a health and related benefits company. Following years of declining membership, the company’s operational turnaround began to take hold, leading membership to rise. As a result of solid pricing and growth in membership, Aetna realized higher earnings, profit margins and cash flow. In addition, the entire health care industry saw its prospects improve stemming from reduced regulatory risk and an increased likelihood of Medicare privatization. Against this backdrop, Aetna’s shares enjoyed strong performance throughout the period, especially during the strong stock market rally of the fourth quarter.

Morningstar® Style Box™*

Tyson Foods, however, was a portfolio holding that did not work out as well. Tyson, the world’s largest producer of meats and the largest chicken-products producer in the U.S., faced higher-than-expected expenses as a result of rising costs for chicken feed. At the same time, demand for chicken, which was strong in the summertime, decreased. The lower demand caused high inventories and put pressure on prices, cutting into Tyson’s earnings. These factors combined to lower the company’s earnings in the year’s third quarter and reduce investors’ future expectations.

Questions lie ahead

A number of questions remain unanswered for the year ahead: What will happen to crude oil prices? How quickly will the Federal Reserve Board continue to raise interest rates? Will the U.S. dollar continue its decline against the euro, yen and other world currencies? How will the war on terrorism proceed, and will violence in the Middle East persist? Although we can’t predict the answers to these questions, we are confident that these will be significant factors in how the market responds in 2005.

New Manager and Fund Reorganization

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Core Fund, the successor to the Strong Advisor Large Company Core Fund, on or about April 11, 2005.

We thank you for your investment in the Strong Advisor Large Company Core Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

Strong Advisor Large Company Core Fund

Growth of an Assumed $10,000 Investment†

From 11-3-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

UnitedHealth Group, Inc.	3.8%
CIT Group, Inc.	3.5%
Becton, Dickinson & Company	3.2%
Sherwin Williams Company	3.2%
Archer Daniels Midland Company	3.1%
Wachovia Corporation	3.1%
NIKE, Inc. Class B	3.0%
Burlington Resources, Inc.	3.0%
Eaton Corporation	3.0%
Prudential Financial, Inc.	2.9%

Top Ten	31.8%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Class A1,2,3
1-year	4.32%
5-year	-0.71%
Since Fund Inception (11-3-97)	4.69%

Class A, excluding sales load
1-year	10.69%
5-year	0.48%
Since Fund Inception (11-3-97)	5.50%

Class B1,2
1-year	4.67%
5-year	-0.85%
Since Fund Inception (11-3-97)	4.57%

Class C1,2
1-year	8.57%
5-year	-0.46%
Since Fund Inception (11-3-97)	4.56%

Class K1,2
1-year	11.32%
5-year	0.79%
Since Fund Inception (11-3-97)	5.79%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund’s Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02.
[3]	The Fund’s Class A shares have a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Health Maintenance Organizations	6.2%
Finance — Consumer/Commercial Loans	6.0%
Banks — Super Regional	5.4%
Oil & Gas — International Integrated	5.3%
Telecommunications — Wireless Equipment	4.8%
Oil & Gas — United States Exploration & Production	4.5%
Medical/Dental — Supplies	3.2%
Building — Paint & Allied Products	3.2%
Food — Flour & Grain	3.1%
Apparel — Shoes & Related Manufacturing	3.0%

Top Ten	44.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Advisor Common Stock Fund	A B C Z	1.56 2.29 2.33 1.30	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,073.70 1,070.10 1,069.60 1,075.30	$ $ $ $	8.13 11.92 12.12 6.78	$ $ $ $	1,017.29 1,013.62 1,013.42 1,018.60	$ $ $ $	7.91 11.59 11.79 6.60
Strong Advisor Mid Cap Growth Fund	A B C Z	1.77 2.32 2.25 1.84	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,123.90 1,121.40 1,121.40 1,124.40	$ $ $ $	9.45 12.37 12.00 9.83	$ $ $ $	1,016.24 1,013.47 1,013.83 1,015.89	$ $ $ $	8.97 11.74 11.39 9.32

(Continued on next page)

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Advisor Small Cap Value Fund	A B C Z	1.54 2.27 2.29 1.35	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,132.20 1,127.80 1,128.00 1,132.80	$ $ $ $	8.25 12.14 12.25 7.24	$ $ $ $	1,017.39 1,013.72 1,013.62 1,018.35	$ $ $ $	7.81 11.49 11.59 6.85
Strong Advisor U.S. Value Fund	A B C K Z	1.36 2.10 2.20 0.93 1.33	% % % % %	$ $ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $ $	1,091.40 1,086.90 1,086.60 1,093.60 1,091.20	$ $ $ $ $	7.15 11.02 11.54 4.89 6.99	$ $ $ $ $	1,018.30 1,014.58 1,014.08 1,020.46 1,018.45	$ $ $ $ $	6.90 10.63 11.14 4.72 6.75
Strong Advisor Endeavor Large Cap Fund	A B C	1.64 2.41 2.44	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,093.00 1,088.70 1,088.70	$ $ $	8.63 12.65 12.81	$ $ $	1,016.89 1,013.02 1,012.87	$ $ $	8.31 12.19 12.35
Strong Advisor Focus Fund	A B C	2.49 2.42 2.46	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,084.40 1,084.60 1,084.60	$ $ $	13.05 12.68 12.89	$ $ $	1,012.62 1,012.97 1,012.77	$ $ $	12.60 12.25 12.45
Strong Advisor International Core Fund	A B C	0.00 0.00 0.00	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,135.70 1,136.00 1,135.20	$ $ $	— — —	$ $ $	1,025.14 1,025.14 1,025.14	$ $ $	— — —
Strong Advisor Select Fund	A B C	1.56 2.35 2.37	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,067.20 1,062.10 1,062.10	$ $ $	8.11 12.18 12.28	$ $ $	1,017.29 1,013.32 1,013.22	$ $ $	7.91 11.89 11.99
Strong Advisor Technology Fund	A B C	2.37 2.42 2.35	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,030.50 1,031.00 1,031.10	$ $ $	12.10 12.35 12.00	$ $ $	1,013.22 1,012.97 1,013.32	$ $ $	11.99 12.25 11.89
Strong Advisor U.S. Small/Mid Cap Growth Fund	A B C	2.42 2.42 2.39	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,013.50 1,013.50 1,013.50	$ $ $	12.25 12.25 12.10	$ $ $	1,012.97 1,012.97 1,013.12	$ $ $	12.25 12.25 12.09
Strong Advisor Utilities and Energy Fund	A B C	2.11 2.82 2.85	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,167.80 1,164.50 1,163.20	$ $ $	11.50 15.34 15.50	$ $ $	1,014.53 1,010.96 1,010.81	$ $ $	10.68 14.25 14.41
Strong Advisor Large Company Core Fund	A B C K	1.43 2.39 2.45 0.91	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,077.00 1,071.60 1,070.60 1,080.20	$ $ $ $	7.47 12.45 12.75 4.76	$ $ $ $	1,017.95 1,013.12 1,012.82 1,020.56	$ $ $ $	7.25 12.09 12.40 4.62

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG ADVISOR COMMON STOCK FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.4%
Apparel - Shoes & Related Manufacturing 1.3%
Reebok International, Ltd.	390,000	$17,160,000
Banks - Super Regional 2.3%
Fifth Third Bancorp	345,000	16,311,600
Marshall & Ilsley Corporation	315,000	13,923,000

		30,234,600
Banks - West/Southwest 1.7%
City National Corporation	315,000	22,254,750
Building - Heavy Construction 1.5%
Jacobs Engineering Group, Inc. (b)	420,000	20,071,800
Chemicals - Specialty 1.8%
Lonza Group AG (CHF) (h)	425,000	23,787,332
Commercial Services - Leasing 1.4%
Ryder Systems, Inc.	385,000	18,391,450
Computer - Data Storage 1.5%
Seagate Technology (b)(f)	1,100,000	18,997,000
Computer - IT Services 2.4%
Affiliated Computer Services, Inc. Class A (b)	265,000	15,950,350
BearingPoint, Inc. (b)	1,955,000	15,698,650

		31,649,000
Computer - Software Design 1.8%
Mentor Graphics Corporation (b)(f)	1,565,000	23,928,850
Computer Software - Enterprise 2.2%
Business Objects SA Sponsored ADR (b)(f)	420,000	10,642,800
Citrix Systems, Inc. (b)	745,000	18,274,850

		28,917,650
Containers 1.8%
Pactiv Corporation (b)	905,000	22,887,450
Cosmetics - Personal Care 1.6%
International Flavors & Fragrances, Inc.	485,000	20,777,400
Diversified Operations 1.6%
Carlisle Companies, Inc. (f)	290,000	18,826,800
SPX Corporation	60,000	2,403,600

		21,230,400
Electrical - Equipment 1.3%
EnerSys (b)(f)	1,090,000	16,622,500
Electronics - Contract Manufacturing 1.2%
Solectron Corporation (b)	3,000,000	15,990,000
Electronics - Miscellaneous Components 1.5%
Amphenol Corporation Class A (b)	540,000	19,839,600
Electronics - Semiconductor Manufacturing 5.3%
Advanced Micro Devices, Inc. (b)(f)	740,000	16,294,800
Fairchild Semiconductor International, Inc. (b)	1,110,000	18,048,600
SanDisk Corporation (b)	670,000	16,729,900
Silicon Laboratories, Inc. (b)(f)	520,000	18,361,200

		69,434,500
Finance - Equity REIT 0.8%
Apartment Investment & Management Company Class A	265,000	$10,213,100
Finance - Investment Brokers 1.2%
Merrill Lynch & Company, Inc.	265,000	15,839,050
Finance - Publicly Traded Investment Funds- Equity (Non 40 Act) 1.4%
Biotech HOLDRs Trust (f)	115,000	17,585,800
Insurance - Brokers 1.5%
Arthur J. Gallagher & Company	615,000	19,987,500
Insurance - Diversified 1.2%
Genworth Financial, Inc. Class A (f)	575,000	15,525,000
Insurance - Property/Casualty/Title 4.1%
MBIA, Inc.	275,000	17,402,000
RenaissanceRe Holdings, Ltd.	370,000	19,269,600
The St. Paul Travelers Companies, Inc.	440,000	16,310,800

		52,982,400
Internet - Content 0.7%
Ask Jeeves, Inc. (b)(f)	330,000	8,827,500
Internet - E*Commerce 1.2%
IAC/InterActiveCorp (b)(f)	555,000	15,329,100
Internet - Software 0.5%
DoubleClick, Inc. (b)	850,000	6,613,000
Machinery - General Industrial 1.3%
Roper Industries, Inc.	280,000	17,015,600
Media - Cable TV 6.1%
Cablevision Systems New York Group Class A (b)	1,150,000	28,635,000
The DIRECTV Group, Inc. (b)	1,000,000	16,740,000
News Corporation Class A	1,000,000	18,660,000
Telewest Global, Inc. (b)	850,000	14,943,000

		78,978,000
Media - Newspapers 1.1%
Dow Jones & Company, Inc. (f)	340,000	14,640,400
Media - Periodicals 1.0%
Verenigde Nederlandse Uitgeversbedrijven NV (EUR) (h)	455,000	13,410,930
Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)	1,900,000	20,862,000
Medical - Biomedical/Biotechnology 2.4%
Celgene Corporation (b)(f)	495,000	13,132,350
Medimmune, Inc. (b)	655,000	17,757,050

		30,889,400
Medical - Ethical Drugs 0.6%
Biovail Corporation International (b)	500,000	8,265,000
Medical - Products 2.4%
Respironics, Inc. (b)	180,000	9,784,800
Valeant Pharmaceuticals International (f)	795,000	20,948,250

		30,733,050

STRONG ADVISOR COMMON STOCK FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Services 2.7%
Omnicare, Inc. (f)	505,000	$17,483,100
Pharmaceutical Product Development, Inc. (b)	440,000	18,167,600

		35,650,700
Medical/Dental - Supplies 1.4%
Hillenbrand Industries, Inc.	320,000	17,772,800
Metal Ores - Gold/Silver 0.3%
Placer Dome, Inc.	180,000	3,394,800

Metal Ores - Miscellaneous 1.5%
Alcoa, Inc.	600,000	18,852,000
Oil & Gas - Drilling 4.0%
Nabors Industries, Ltd. (b)	385,000	19,746,650
Noble Corporation (b)	650,000	32,331,000

		52,077,650
Oil & Gas - Machinery/Equipment 1.8%
Smith International, Inc. (b)	425,000	23,124,250
Oil & Gas - United States Exploration & Production 6.1%
Apache Corporation (e)	550,000	27,813,500
Burlington Resources, Inc. (e)	680,000	29,580,000
EOG Resources, Inc.	310,000	22,121,600

		79,515,100
Pollution Control - Services 1.5%
Republic Services, Inc.	565,000	18,950,100
Retail - Clothing/Shoes 1.1%
Ann Taylor Stores Corporation (b)	670,000	14,425,100
Retail - Department Stores 2.6%
Kohl’s Corporation (b)	320,000	15,734,400
Saks, Inc. (f)	1,280,000	18,572,800

		34,307,200
Retail - Leisure Product 1.3%
The Sports Authority, Inc. (b)(f)	630,000	16,222,500
Retail - Restaurants 1.3%
Outback Steakhouse, Inc.	355,000	16,251,900
Retail - Super/Mini Markets 1.5%
The Kroger Company (b)	1,130,000	19,820,200
Retail/Wholesale - Auto Parts 1.6%
Advanced Auto Parts, Inc. (b)	470,000	20,529,600
Telecommunications - Services 1.5%
Sprint Corporation	790,000	19,631,500
Telecommunications - Wireless Equipment 1.3%
Nokia Corporation Sponsored ADR	1,040,000	16,296,800
Transportation - Airline 1.6%
Continental Airlines, Inc. Class B (b)(f)	1,550,000	20,987,000

Total Common Stocks (Cost $869,459,480)		1,227,680,312

Put Options Purchased 0.0%
Oil & Gas - United States Exploration & Production
Apache Corporation:
Expires 1/21/05 at $50.00	25,000	$146,250
Expires 4/15/05 at $55.00	25,000	23,125
Burlington Resources, Inc.,
Expires 1/21/05 at $42.50	70,000	43,750

Total Put Options Purchased (Cost $392,150)		213,125

Short-Term Investments (a) 9.7%
Collateral Received for Securities Lending 4.1%
Navigator Prime Portfolio	53,056,922	53,056,922
Repurchase Agreements (c) 5.6%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $70,912,703); Collateralized by: United States Government & Agency Issues	$70,900,000	70,900,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,727,422); Collateralized by: United States Government & Agency Issues	1,727,300	1,727,300

		72,627,300

Total Short-Term Investments (Cost $125,684,222)		125,684,222

Total Investments in Securities (Cost $995,535,852) 104.1%		1,353,577,659
Other Assets and Liabilities, Net (4.1%)		(53,446,748)

Net Assets 100.0%		$1,300,130,911

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1,200	252,144
Options closed	—	—
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	1,200	252,144

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Apache Corporation
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $67,999.)	250	$(38,125)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $74,248.)	250	(43,125)

Burlington Resources, Inc.
(Strike Price is $42.50. Expiration date is 1/21/05. Premium received is $109,897.)	700	(119,000)

	1,200	$(200,250)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31 , 2004

STRONG ADVISOR MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.4%
Apparel - Clothing Manufacturing 1.9%
Coach, Inc. (b)	23,000	$1,297,200
Banks - West/Southwest 0.4%
Placer Sierra Bancshares	10,500	298,620
Building - Construction Products/Miscellaneous 0.4%
USG Corporation (b)	6,000	241,620
Chemicals - Specialty 0.4%
Airgas, Inc.	11,000	291,610
Computer - IT Services 3.3%
Cognizant Technology Solutions Corporation Class A (b)	39,000	1,650,870
Kanbay International, Inc. (b)	8,100	253,530
Satyam Computer Services, Ltd. ADR	14,000	337,820

		2,242,220
Computer - Local Networks 2.0%
Juniper Networks, Inc. (b)	24,000	652,560
Polycom, Inc. (b)	29,000	676,280

		1,328,840
Computer - Manufacturers 2.8%
Apple Computer, Inc. (b)	29,000	1,867,600
Computer Software - Desktop 2.0%
Adobe Systems, Inc.	11,000	690,140
Macromedia, Inc. (b)	22,000	684,640

		1,374,780
Computer Software - Security 0.8%
VeriSign, Inc. (b)	17,000	569,840
Diversified Operations 0.8%
Textron, Inc.	7,000	516,600
Electronics - Military Systems 1.1%
L-3 Communications Corporation	10,000	732,400
Electronics - Miscellaneous Components 1.0%
Rockwell Automation, Inc.	14,000	693,700
Electronics - Scientific Measuring 0.5%
PerkinElmer, Inc.	15,600	350,844
Electronics - Semiconductor Manufacturing 4.3%
Marvell Technology Group, Ltd. (b)	51,000	1,808,970
Tessera Technologies, Inc. (b)	11,000	409,310
Varian Semiconductor Equipment Associates, Inc. (b)	18,000	663,300

		2,881,580
Energy - Other 1.5%
CONSOL Energy, Inc.	24,000	985,200
Finance - Consumer/Commercial Loans 1.4%
AmeriCredit Corporation (b)	38,000	929,100
Finance - Investment Brokers 1.0%
Chicago Mercantile Exchange Holdings, Inc.	3,000	686,100
Finance - Mortgage & Related Services 3.3%
Doral Financial Corporation	45,000	2,216,250
Financial Services - Miscellaneous 5.6%
Alliance Data Systems Corporation (b)	29,000	$1,376,920
Euronet Services, Inc. (b)	16,000	416,320
First Marblehead Corporation (b)	21,000	1,181,250
Jackson Hewitt Tax Service, Inc.	31,500	795,375

		3,769,865
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	8,200	1,041,400

Internet - Content 2.7%
Ask Jeeves, Inc. (b)	20,000	535,000
InfoSpace, Inc. (b)	26,700	1,269,585

		1,804,585
Internet - E*Commerce 0.5%
Arbinet-thexchange, Inc. (b)	13,500	335,475
Internet - Internet Service Provider 1.1%
j2 Global Communications, Inc. (b)	21,000	724,500
Internet - Network Security/Solutions 1.4%
Digital River, Inc. (b)	23,000	957,030
Leisure - Gaming/Equipment 3.5%
Boyd Gaming Corporation	16,000	666,400
Station Casinos, Inc.	31,000	1,695,080

		2,361,480
Leisure - Hotels & Motels 3.4%
Marriott International, Inc. Class A	22,000	1,385,560
Starwood Hotels & Resorts Worldwide, Inc.	16,000	934,400

		2,319,960
Machinery - Construction/Mining 1.8%
Joy Global, Inc.	28,000	1,216,040
Machinery - General Industrial 2.5%
IDEX Corporation	19,500	789,750
Pentair, Inc.	21,000	914,760

		1,704,510
Media - Radio/TV 0.5%
Central European Media Enterprises, Ltd. Class A (b)	9,000	350,838
Medical - Biomedical/Biotechnology 1.4%
Biosite Diagnostics, Inc. (b)	9,000	553,860
Sepracor, Inc. (b)	7,000	415,590

		969,450
Medical - Drug/Diversified 1.8%
Bone Care International, Inc. (b)	20,000	557,000
Conor Medsystems, Inc. (b)	15,500	214,675
HealthExtras, Inc. (b)	25,500	415,650

		1,187,325
Medical - Ethical Drugs 1.1%
Eyetech Pharmaceuticals, Inc. (b)	15,700	714,350
Medical - Health Maintenance Organizations 6.8%
Aetna, Inc.	10,000	1,247,500
Centene Corporation (b)	18,000	510,300
Molina Healthcare, Inc. (b)	17,000	788,460
PacifiCare Health Systems, Inc. Class A (b)	8,000	452,160
Sierra Health Services, Inc. (b)	29,000	1,598,190

		4,596,610
Medical - Outpatient/Home Care 0.4%
Amedisys, Inc. (b)	9,000	291,510

STRONG ADVISOR MD CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Systems/Equipment 0.8%
ArthroCare Corporation (b)	17,000	$545,020
Medical/Dental - Services 1.9%
Covance, Inc. (b)	10,000	387,500
Quest Diagnostics, Inc.	9,000	859,950

		1,247,450
Medical/Dental - Supplies 1.1%
Kinetic Concepts, Inc. (b)	10,100	770,630
Oil & Gas - Drilling 0.6%
Precision Drilling Corporation (b)	6,300	395,640
Oil & Gas - Field Services 1.3%
BJ Services Company	19,000	884,260
Oil & Gas - Machinery/Equipment 1.9%
Grant Prideco, Inc. (b)	15,000	300,750
Smith International, Inc. (b)	18,100	984,821

		1,285,571
Oil & Gas - United States Exploration & Production 8.4%
Bill Barrett Corporation (b)	13,300	425,467
EOG Resources, Inc.	9,000	642,240
InterOil Corporation (b)	25,000	946,000
Ultra Petroleum Corporation (b)	50,000	2,406,500
XTO Energy, Inc.	35,000	1,238,300

		5,658,507
Real Estate Operations 1.5%
The St. Joe Company	16,000	1,027,200
Retail - Clothing/Shoe 2.2%
American Eagle Outfitters, Inc.	14,000	659,400
Urban Outfitters, Inc. (b)	18,000	799,200

		1,458,600
Retail - Miscellaneous 1.1%
PETCO Animal Supplies, Inc. (b)	9,000	355,320
PETsMART, Inc.	11,000	390,830

		746,150
Retail - Restaurants 3.1%
Starbucks Corporation (b)	34,000	2,120,240
Retail/Wholesale - Building Products 0.5%
Hughes Supply, Inc.	11,000	355,850
Retail/Wholesale - Computer/Cellular 0.4%
Navarre Corporation (b)	16,000	281,600
Steel - Specialty Alloys 0.7%
Oregon Steel Mills, Inc. (b)	23,000	466,670
Telecommunications - Equipment 2.0%
Dycom Industries, Inc. (b)	44,000	1,342,880
Telecommunications - Wireless Equipment 2.0%
Research in Motion, Ltd. (b)	13,000	1,071,460
Trimble Navigation, Ltd. (b)	8,700	287,448

		1,358,908
Telecommunications - Wireless Services 3.1%
NII Holdings, Inc. Class B (b)	17,000	806,650
Nextel Partners, Inc. Class A (b)	46,000	898,840
Western Wireless Corporation Class A (b)	12,000	351,600

		2,057,090
Transportation - Truck 1.5%
Forward Air Corporation (b)	22,268	$995,380
Utility - Electric Power 0.4%
Ormat Technologies, Inc. (b)	17,400	283,272

Total Common Stocks (Cost $49,164,978)		67,129,950

Short-Term Investments (a) 0.8%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $577,241); Collateralized by: United States Government & Agency Issues	$577,200	577,200

Total Short-Term Investments (Cost $577,200)		577,200

Total Investments in Securities (Cost $49,742,178) 100.2%		67,707,150
Other Assets and Liabilities, Net (0.2%)		(154,374)

Net Assets 100.0%		$67,552,776

STRONG ADVISOR SMALL CAP VALUE FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.8%
Aerospace - Defense Equipment 0.3%
Evans & Sutherland Computer Corporation (b)(d)	1,008,153	$7,026,826
Auto/Truck - Original Equipment 0.6%
Dura Automotive Systems, Inc. Class A (b)	873,100	9,455,673
Tower Automotive, Inc. (b)	1,928,700	4,609,593

		14,065,266
Auto/Truck - Replacement Parts 0.4%
LKQ Corporation (b)	462,030	9,272,942
Banks - Southeast 0.7%
The Colonial BancGroup, Inc.	370,100	7,857,223
Hibernia Corporation Class A	275,260	8,122,923

		15,980,146
Building - Air Conditioning & Heating Products 0.5%
York International Corporation (e)	358,000	12,365,320
Building - Cement/Concrete/Aggregate 0.2%
U.S. Concrete, Inc. (b)	715,675	5,489,227
Building - Construction Products/Miscellaneous 0.8%
Royal Group Technologies, Ltd. (b)	1,833,600	19,197,792
Building - Heavy Construction 3.0%
Chicago Bridge & Iron Company NV (e)	1,686,300	67,452,000
Building - Maintenance & Services 0.3%
ABM Industries, Inc. (e)	397,810	7,844,813
Building - Paint & Allied Products 0.6%
H.B. Fuller Company (e)	477,800	13,622,078

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Plastics 2.4%
Intertape Polymer Group, Inc. (b)(d)	2,732,600	$24,893,986
Intertape Polymer Group, Inc.
(Acquired 9/05/03; Cost $680,073)
(CAD) (b)(g)(h)	93,000	845,243
PolyOne Corporation (b)	3,012,000	27,288,720

		53,027,949
Chemicals - Specialty 1.5%
OM Group, Inc. (b)	1,039,100	33,687,622
Commercial Services - Advertising 1.3%
R.H. Donnelley Corporation (b)(e)	477,800	28,214,090
Commercial Services - Consulting 0.0%
Navigant Consulting, Inc. (b)	100	2,660
Commercial Services - Healthcare 0.6%
Healthcare Services Group, Inc.	606,050	12,630,082
Commercial Services - Miscellaneous 0.3%
Providence Service Corporation (b)	275,669	5,780,779
Commercial Services - Security/Safety 2.7%
Armor Holdings, Inc. (b)(e)	302,800	14,237,656
DHB Industries, Inc. (b)(e)	162,500	3,094,000
The GEO Group, Inc. (b)(d)	964,610	25,639,334
OSI Systems, Inc. (b)(e)	768,850	17,460,584

		60,431,574
Commercial Services - Staffing 2.4%
CDI Corporation	389,345	8,324,196
Cross Country Healthcare, Inc. (b)	392,600	7,098,208
Kforce, Inc. (b)(d)	1,904,860	21,143,946
MPS Group, Inc. (b)	1,450,315	17,780,862

		54,347,212
Computer - Data Storage 0.1%
Iomega Corporation (b)	226,210	1,253,203
Computer - Manufacturers 0.5%
Cray, Inc. (b)	2,341,700	10,912,322
Computer Software - Enterprise 1.4%
JDA Software Group, Inc. (b)(e)	1,213,000	16,521,060
Lightbridge, Inc. (b)(d)	2,374,400	14,341,376
TIBCO Software, Inc. (b)(e)	50,000	667,000

		31,529,436
Computer Software - Medical 1.4%
IDX Systems Corporation (b)(e)	944,300	32,540,578
Containers 0.2%
Constar International, Inc. (b)	577,700	4,459,844
Electrical - Equipment 0.4%
Encore Wire Corporation (b)	596,600	7,952,678
Electronics - Contract Manufacturing 0.4%
Celestica, Inc. (b)	570,200	8,045,522
Electronics - Miscellaneous Components 0.5%
Coherent, Inc. (b)(e)	386,100	11,752,884
Electronics - Parts Distributors 0.3%
Richardson Electronics, Ltd.	671,800	7,127,798
Electronics - Scientific Measuring 0.4%
Newport Corporation (b)(e)	571,600	$8,059,560
Electronics - Semiconductor Manufacturing 1.8%
Cirrus Logic, Inc. (b)	2,277,400	12,548,474
Credence Systems Corporation (b)(e)	951,025	8,701,879
STATS ChipPAC, Ltd. ADR (b)	1,546,147	9,462,420
TriQuint Semiconductor, Inc. (b)	1,083,120	4,819,884
Zoran Corporation (b)	365,600	4,233,648

		39,766,305
Energy - Other 0.1%
Headwaters, Inc. (b)(e)	46,400	1,322,400
Finance - Consumer/Commercial Loans 0.1%
World Acceptance Corporation (b)	106,446	2,928,330
Finance - Equity REIT 0.6%
American Financial Realty Trust	598,100	9,677,258
Government Properties Trust, Inc.	384,700	3,793,142

		13,470,400
Finance - Investment Brokers 0.0%
Labranche & Company, Inc. (b)	14,700	131,712
Food - Miscellaneous Preparation 1.4%
Del Monte Foods Company (b)	2,873,785	31,669,111
Insurance - Diversified 0.1%
PXRE Group, Ltd.	116,100	2,926,881
Insurance - Property/Casualty/Title 2.8%
Argonaut Group, Inc. (b)	424,385	8,967,255
Donegal Group, Inc. Class A	257,800	5,911,354
Endurance Specialty Holdings, Ltd.	410,810	14,049,702
Mercury General Corporation	416,510	24,957,279
Montpelier Re Holdings, Ltd.	260,900	10,031,605

		63,917,195
Internet - E*Commerce 0.0%
Stamps.com, Inc. (b)	48,475	767,844
Internet - Internet Service Provider 1.6%
EarthLink, Inc. (b)(e)	2,632,200	30,322,944
Net2Phone, Inc. (b)	1,957,395	6,655,143

		36,978,087
Leisure - Services 0.0%
Great Wolf Resorts, Inc. (b)	16,500	368,610
Pegasus Solutions, Inc. (b)	1,000	12,600

		381,210
Machinery - General Industrial 2.2%
Robbins & Myers, Inc.	363,500	8,662,205
UNOVA, Inc. (b)(e)	1,629,500	41,210,055

		49,872,260
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b)(e)	300,600	6,913,800
Medical - Generic Drugs 0.5%
Andrx Corporation (b)(e)	546,100	11,921,363
Medical - Nursing Homes 2.4%
Beverly Enterprises, Inc. (b)	3,854,700	35,270,505
Manor Care, Inc.	525,600	18,622,008

		53,892,513
Medical - Outpatient/Home Care 0.7%
Gentiva Health Services, Inc. (b)	978,300	16,357,176

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Products 1.4%
Allied Healthcare Products, Inc. (b)(d)	1,044,879	$6,843,957
Discovery Partners International, Inc. (b)(d)	1,936,800	9,199,800
OraSure Technologies, Inc. (b)	2,185,750	14,688,240

		30,731,997
Medical - Systems/Equipment 0.8%
Applera Corporation-Applied Biosystems Group (e)	851,900	17,813,229
Medical/Dental - Services 0.4%
Covalent Group, Inc. (b)	259,133	660,789
Omnicare, Inc.	218,000	7,547,160

		8,207,949
Metal Ores - Gold/Silver 8.8%
Apex Silver Mines, Ltd. (b)(d)	2,477,000	42,554,860
Glamis Gold, Ltd. (b)(e)	3,389,800	58,168,968
Goldcorp, Inc. (e)	2,118,200	31,857,728
Harmony Gold Mining Company, Ltd. Sponsored ADR	2,369,400	21,964,338
Meridian Gold, Inc. (b)(e)	1,389,500	26,358,815
Randgold Resources, Ltd. ADR (b)(e)	1,483,000	16,906,200

		197,810,909
Metal Processing & Fabrication 0.4%
Webco Industries, Inc. (b)(d)	905,745	9,754,874
Mining - Gems 0.7%
Eldorado Gold Corporation (b)	46,500	137,175
Eldorado Gold Corporation (CAD) (b)(h)	3,056,900	9,074,097
Quadra Mining, Ltd. (CAD) (b)(h)	1,287,300	6,118,243

		15,329,515
Oil & Gas - Drilling 3.7%
Grey Wolf, Inc. (b)	2,039,600	10,748,692
Helmerich & Payne, Inc. (e)	584,480	19,895,699
Parker Drilling Company (b)	1,469,200	5,773,956
Pride International, Inc. (b)	1,209,300	24,839,022
Transocean, Inc. (b)(e)	523,000	22,169,970

		83,427,339
Oil & Gas - Field Services 8.9%
BJ Services Company (e)	344,200	16,019,068
Global Industries, Ltd. (b)(d)	6,068,600	50,308,694
Key Energy Services, Inc. (b)	2,240,800	26,441,440
Layne Christensen Company (b)(d)	1,474,092	26,754,770
Matrix Service Company (b)(d)	1,534,334	12,366,732
Newpark Resources, Inc. (b)	3,579,860	18,436,279
Oceaneering International, Inc. (b)(e)	697,360	26,025,475
Petroleum Helicopters, Inc. (b)	120,374	3,103,121
Petroleum Helicopters, Inc. (non-voting) (b)(d)	179,477	4,499,488
Willbros Group, Inc. (b)	665,300	15,335,165

		199,290,232
Oil & Gas - Machinery/Equipment 1.0%
Input/Output, Inc. (b)(e)	1,085,190	9,593,080
Smith International, Inc. (b)(e)	231,400	12,590,474

		22,183,554
Oil & Gas - United States Exploration & Production 12.2%
Forest Oil Corporation (b)(e)	1,891,100	59,985,692
McMoRan Exploration Company (b)(d)(e)	1,162,800	21,744,360
Newfield Exploration Company (b)(e)	248,300	14,662,115
Noble Energy, Inc. (e)	479,000	29,535,140
PetroQuest Energy, Inc. (b)	798,200	3,951,090
Pioneer Natural Resources Company (e)	589,100	20,677,410
Range Resources Corporation (d)(e)	4,653,800	95,216,748
Remington Oil & Gas Corporation (b)	492,300	$13,415,175
Stone Energy Corporation (b)(e)	332,100	14,974,389

		274,162,119
Paper & Paper Products 1.9%
Chesapeake Corporation	461,680	12,539,229
Wausau-Mosinee Paper Corporation	1,701,700	30,392,362

		42,931,591
Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)	2,227,200	20,222,976
Retail - Clothing/Shoes 1.3%
Foot Locker, Inc. (e)	459,400	12,371,642
Payless ShoeSource, Inc. (b)	320,500	3,942,150
Too, Inc. (b)	528,200	12,919,772

		29,233,564
Retail - Consumer Electronics 0.3%
Circuit City Stores, Inc.	380,700	5,954,148

Retail - Major Discount Chains 0.0%
Shopko Stores, Inc. (b)(e)	20,000	373,600

Retail - Miscellaneous 0.6%
Barbeques Galore, Ltd. Sponsored ADR (d)	549,021	3,294,126
Sharper Image Corporation (b)(e)	552,800	10,420,280

		13,714,406
Steel - Producers 5.6%
IPSCO, Inc.	724,400	34,626,320
Roanoke Electric Steel Corporation	502,800	10,393,379
Steel Dynamics, Inc. (e)	952,100	36,065,548
United States Steel Corporation (e)	886,800	45,448,500

		126,533,747
Steel - Specialty Alloys 2.3%
Carpenter Technology Corporation (e)	302,250	17,669,535
GrafTech International, Ltd. (b)(e)	3,551,900	33,600,974

		51,270,509
Telecommunications - Equipment 0.3%
ADC Telecommunications, Inc. (b)	2,297,500	6,157,300
Telecommunications - Services 0.5%
Cincinnati Bell, Inc. (b)	2,843,400	11,800,110
Transportation - Airline 1.3%
Lan Airlines SA Sponsored ADR	902,900	29,073,380
Transportation - Truck 0.7%
Covenant Transport, Inc. Class A (b)(d)	787,700	16,399,914

Total Common Stocks (Cost $1,352,216,783)		2,089,665,752

Convertible Preferred Stocks 0.7%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $13,330,000) (g)	172,000	14,723,200

Total Convertible Preferred Stocks (Cost $13,330,000)		14,723,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 7.8%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04),2.15%, Due 1/03/05 (Repurchase proceeds $173,931,157); Collateralized by: United States Government & Agency Issues	$173,900,000	$173,900,000
State Street Bank (Dated 12/31/04),0.85%, Due 1/03/05 (Repurchase proceeds $3,025,014); Collateralized by: United States Government & Agency Issues	3,024,800	3,024,800

Total Short-Term Investments (Cost $176,924,800)		176,924,800

Total Investments in Securities (Cost $1,542,471,583) 101.3%		2,281,313,752
Other Assets and Liabilities, Net (1.3%)		(29,776,182)

Net Assets 100.0%		$2,251,537,570

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	22,822	$7,843,245
Options written during the year	104,564	26,457,536
Options closed	(81,942)	(22,049,594)
Options expired	(4,729)	(635,823)
Options exercised	(4,492)	(1,246,293)

Options outstanding at end of year	36,223	$10,369,071

WRITTEN CALL OPTION DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
ABM Industries, Inc.
(Strike Price is $22.50. Expiration date is 7/15/05. Premium received is $11,200.)	100	$(4,000)
Andrx Corporation
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $16,700.)	100	(20,250)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $243,494.)	500	(250,000)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $84,148.)	450	(139,500)
Applera Corporation-Applied Biosystems Group
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $88,948.)	850	(95,625)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $66,798.)	400	(63,000)
Armor Holdings, Inc.
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $16,200.)	100	(27,000)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $58,049.)	150	(114,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $250,244.)	1,000	(370,000)
(Strike Price is $50.00. Expiration date is 2/18/05. Premium received is $31,049.)	150	(21,375)
(Strike Price is $50.00. Expiration date is 5/20/05. Premium received is $70,398.)	200	(66,000)
BJ Services Company
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $16,350.)	50	$(11,750)
(Strike Price is $47.50. Expiration date is 1/21/05. Premium received is $96,299.)	400	(37,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $29,699.)	100	(31,000)
(Strike Price is $50.00. Expiration date is 4/15/05. Premium received is $114,797.)	400	(74,000)
CV Therapeutics, Inc.
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $22,199.)	300	(166,500)
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $61,898.)	450	(51,750)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $74,433.)	100	(69,500)
(Strike Price is $20.00. Expiration date is 4/15/05. Premium received is $121,397.)	200	(106,000)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $95,366.)	200	(79,000)
(Strike Price is $30.00. Expiration date is 7/15/05. Premium received is $58,803.)	150	(56,250)
Carpenter Technology Corporation
(Strike Price is $55.00. Expiration date is 1/21/05. Premium received is $291,574.)	600	(276,000)
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $67,748.)	250	(43,125)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $131,747.)	250	(143,750)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $40,299.)	150	(45,750)
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $419,090.)	300	(423,000)
(Strike Price is $50.00. Expiration date is 3/18/05. Premium received is $503,488.)	500	(500,000)
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $338,492.)	500	(327,500)
(Strike Price is $60.00. Expiration date is 6/17/05. Premium received is $188,096.)	300	(184,500)
Chicago Bridge & Iron Company NV
(Strike Price is $30.00. Expiration date is 1/21/05. Premium received is $14,976.)	78	(78,000)
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $93,398.)	200	(114,000)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $12,700.)	100	(24,000)
Coherent, Inc.
(Strike Price is $30.00. Expiration date is 1/21/05. Premium received is $15,790.)	100	(12,250)
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $109,447.)	675	(129,937)
Credence Systems Corporation
(Strike Price is $7.50. Expiration date is 5/20/05. Premium received is $25,249.)	125	(27,188)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
DHB Industries, Inc.
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $104,507.)	500	$(101,250)
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $50,449.)	350	(24,500)
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $55,899.)	200	(56,500)
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $37,899.)	200	(32,000)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $69,970.)	200	(76,000)
(Strike Price is $20.00. Expiration date is 4/15/05. Premium received is $44,974.)	175	(46,812)
EarthLink, Inc.
(Strike Price is $10.00. Expiration date is 1/21/05. Premium received is $84,238.)	645	(101,587)
(Strike Price is $10.00. Expiration date is 7/15/05. Premium received is $22,699.)	100	(22,250)
(Strike Price is $12.50. Expiration date is 7/15/05. Premium received is $44,499.)	500	(45,000)
Foot Locker, Inc.
(Strike Price is $25.00. Expiration date is 2/18/05. Premium received is $47,399.)	200	(45,500)
(Strike Price is $25.00. Expiration date is 5/20/05. Premium received is $59,399.)	200	(63,000)
Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $27,699.)	100	(26,000)
(Strike Price is $30.00. Expiration date is 5/20/05. Premium received is $122,097.)	300	(111,000)
H.B. Fuller Company
(Strike Price is $25.00. Expiration date is 2/18/05. Premium received is $130,307.)	550	(198,000)
(Strike Price is $25.00. Expiration date is 5/20/05. Premium received is $346,992.)	1,000	(400,000)
Glamis Gold, Ltd.
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $23,899.)	200	(17,500)
(Strike Price is $20.00. Expiration date is 5/20/05. Premium received is $98,598.)	550	(45,375)
Goldcorp, Inc.
(Strike Price is $15.00. Expiration date is 2/18/05. Premium received is $23,699.)	300	(24,000)
GrafTech International, Ltd.
(Strike Price is $10.00. Expiration date is 3/18/05. Premium received is $33,949.)	350	(23,625)
Headwaters, Inc.
(Strike Price is $30.00. Expiration date is 1/21/05. Premium received is $32,819.)	160	(8,000)
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $62,099.)	300	(36,750)
Helmerich & Payne, Inc.
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $29,099.)	300	(29,250)
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $54,302.)	150	(67,500)
IDX Systems Corporation
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $149,546.)	650	$(105,625)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $14,800.)	200	(4,500)
Input/Output, Inc.
(Strike Price is $7.50. Expiration date is 2/18/05. Premium received is $12,382.)	150	(23,250)
(Strike Price is $10.00. Expiration date is 2/18/05. Premium received is $7,350.)	150	(4,875)
JDA Software Group, Inc.
(Strike Price is $15.00. Expiration date is 4/15/05. Premium received is $14,100.)	150	(11,625)
McMoRan Exploration Company
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $16,800.)	150	(24,375)
Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $41,399.)	200	(79,000)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $21,200.)	100	(26,000)
(Strike Price is $20.00. Expiration date is 4/15/05. Premium received is $11,700.)	100	(14,250)
Newfield Exploration Company
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $86,298.)	400	(47,000)
(Strike Price is $60.00. Expiration date is 3/18/05. Premium received is $12,850.)	50	(16,000)
(Strike Price is $65.00. Expiration date is 3/18/05. Premium received is $18,200.)	100	(13,750)
(Strike Price is $65.00. Expiration date is 6/17/05. Premium received is $63,399.)	200	(55,000)
Newport Corporation
(Strike Price is $12.50. Expiration date is 2/18/05. Premium received is $44,449.)	350	(63,875)
Noble Energy, Inc.
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $84,083.)	400	(98,000)
(Strike Price is $65.00. Expiration date is 1/21/05. Premium received is $19,676.)	100	(3,500)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $109,421.)	400	(130,000)
(Strike Price is $65.00. Expiration date is 2/18/05. Premium received is $22,846.)	150	(14,625)
(Strike Price is $60.00. Expiration date is 5/20/05. Premium received is $17,450.)	50	(24,750)
(Strike Price is $65.00. Expiration date is 5/20/05. Premium received is $10,350.)	50	(12,375)
OSI Systems, Inc.
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $14,700.)	100	(27,250)
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $18,300.)	150	(12,000)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $31,399.)	200	(39,500)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
Oceaneering International, Inc.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $224,041.)	750	$(187,500)
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $6,100.)	50	(1,375)
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $19,600.)	50	(19,000)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $83,598.)	550	(75,625)
Pioneer Natural Resources Company
(Strike Price is $35.00. Expiration date is 6/17/05. Premium received is $27,699.)	100	(27,000)
R.H. Donnelley Corporation
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $21,199.)	100	(90,000)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $59,685.)	200	(92,000)
(Strike Price is $55.00. Expiration date is 5/20/05. Premium received is $117,397.)	200	(119,000)
(Strike Price is $60.00. Expiration date is 5/20/05. Premium received is $29,699.)	100	(30,000)
Randgold Resources, Ltd. ADR
(Strike Price is $12.50. Expiration date is 3/18/05. Premium received is $5,900.)	100	(5,750)
(Strike Price is $12.50. Expiration date is 6/17/05. Premium received is $10,200.)	100	(10,000)
Range Resources Corporation
(Strike Price is $17.50. Expiration date is 1/21/05. Premium received is $17,700.)	100	(30,500)
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $10,888.)	100	(10,000)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $82,948.)	350	(117,250)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $32,312.)	250	(39,375)
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $16,800.)	200	(13,000)
Sharper Image Corporation
(Strike Price is $22.50. Expiration date is 5/20/05. Premium received is $52,999.)	250	(20,625)
(Strike Price is $25.00. Expiration date is 5/20/05. Premium received is $24,137.)	200	(7,500)
Shopko Stores, Inc.
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $31,399.)	200	(41,500)
Smith International, Inc.
(Strike Price is $55.00. Expiration date is 1/21/05. Premium received is $14,350.)	50	(7,000)
(Strike Price is $60.00. Expiration date is 4/15/05. Premium received is $38,549.)	150	(22,500)
(Strike Price is $65.00. Expiration date is 4/15/05. Premium received is $16,700.)	100	(5,500)
Steel Dynamics, Inc.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $109,297.)	400	$(138,000)
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $252,774.)	540	(234,900)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $91,648.)	450	(81,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $67,998.)	500	(28,750)
(Strike Price is $35.00. Expiration date is 5/20/05. Premium received is $48,699.)	100	(59,500)
(Strike Price is $40.00. Expiration date is 5/20/05. Premium received is $25,699.)	100	(34,500)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $27,699.)	100	(18,500)
Stone Energy Corporation
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $165,946.)	600	(151,500)
(Strike Price is $50.00. Expiration date is 6/17/05. Premium received is $47,399.)	200	(34,500)
TIBCO Software, Inc.
(Strike Price is $10.00. Expiration date is 2/18/05. Premium received is $105,997.)	500	(172,500)
Transocean, Inc.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $57,899.)	200	(57,500)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $154,146.)	450	(162,000)
(Strike Price is $45.00. Expiration date is 2/18/05. Premium received is $32,099.)	300	(33,000)
(Strike Price is $40.00. Expiration date is 5/20/05. Premium received is $21,849.)	50	(25,750)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $65,248.)	250	(66,875)
United States Steel Corporation
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $145,747.)	250	(282,500)
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $483,789.)	900	(594,000)
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $251,694.)	850	(227,375)
(Strike Price is $55.00. Expiration date is 1/21/05. Premium received is $31,899.)	200	(13,500)
(Strike Price is $50.00. Expiration date is 2/18/05. Premium received is $67,398.)	200	(82,000)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $7,600.)	50	(9,625)
(Strike Price is $45.00. Expiration date is 4/15/05. Premium received is $264,444.)	350	(309,750)
(Strike Price is $50.00. Expiration date is 4/15/05. Premium received is $164,246.)	250	(146,250)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $153,796.)	400	(144,000)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
UNOVA, Inc.
(Strike Price is $25.00. Expiration date is 1/21/05. Premium received is $9,700.)	100	$(11,000)
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $97,488.)	450	(159,750)
(Strike Price is $25.00. Expiration date is 3/18/05. Premium received is $17,700.)	100	(20,250)
(Strike Price is $25.00. Expiration date is 6/17/05. Premium received is $32,124.)	125	(36,563)
York International Corporation
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $66,598.)	300	(33,000)
(Strike Price is $35.00. Expiration date is 5/20/05. Premium received is $25,799.)	150	(30,000)

	36,223	$(11,005,362)

STRONG ADVISOR U.S. VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.9%
Aerospace - Defense 0.9%
General Dynamics Corporation	9,000	$941,400
Lockheed Martin Corporation	24,400	1,355,420
Raytheon Company	25,000	970,750

		3,267,570
Auto Manufacturer 0.4%
General Motors Corporation (f)	38,100	1,526,286
Banks - Money Center 4.4%
Bank of America Corporation	100,000	4,699,000
The Bank of New York Company, Inc.	35,000	1,169,700
Citigroup, Inc.	148,500	7,154,730
J.P. Morgan Chase & Company	75,240	2,935,112

		15,958,542
Banks - Northeast 0.2%
Peoples Bank (f)	17,100	665,019
Banks - Southeast 0.1%
Compass Bancshares, Inc.	8,000	389,360
Banks - Super Regional 3.2%
KeyCorp	41,600	1,410,240
National City Corporation	32,000	1,201,600
Regions Financial Corporation	56,791	2,021,192
U.S. Bancorp	47,000	1,472,040
Wachovia Corporation	102,344	5,383,294

		11,488,366
Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.	13,000	659,490
Beverages - Soft Drinks 1.1%
Coca-Cola Enterprises, Inc.	188,000	3,919,800
Chemicals - Basic 0.8%
The Dow Chemical Company	40,000	1,980,400
PPG Industries, Inc.	15,300	1,042,848

		3,023,248
Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B	48,000	$1,272,480
Automatic Data Processing, Inc.	9,000	399,150

		1,671,630
Computer - IT Services 0.7%
Unisys Corporation (b)	230,000	2,341,400
Computer - Manufacturers 1.2%
Hewlett-Packard Company	200,000	4,194,000
Computer Software - Desktop 1.3%
Microsoft Corporation	180,000	4,807,800
Computer Software - Enterprise 1.1%
VERITAS Software Corporation (b)	133,000	3,797,150
Diversified Operations 6.4%
E.I. Du Pont de Nemours & Company	50,631	2,483,450
Emerson Electric Company	27,900	1,955,790
General Electric Company	350,000	12,775,000
ITT Industries, Inc.	16,000	1,351,200
Loews Corporation	40,000	2,812,000
United Technologies Corporation	17,200	1,777,620

		23,155,060
Finance - Equity REIT 0.5%
Equity Office Properties Trust	30,000	873,600
Equity Residential Properties Trust	27,000	976,860

		1,850,460
Finance - Investment Brokers 0.0%
Piper Jaffray Companies, Inc. (b)	928	44,498
Finance - Investment Management 0.2%
Mellon Financial Corporation	28,000	871,080
Finance - Savings & Loan 0.6%
Washington Mutual, Inc.	50,000	2,114,000
Financial Services - Miscellaneous 0.6%
American Express Company	38,000	2,142,060
Food - Meat Products 0.1%
Tyson Foods, Inc. Class A (f)	18,000	331,200
Food - Miscellaneous Preparation 6.0%
Campbell Soup Company	20,000	597,800
ConAgra, Inc.	60,000	1,767,000
Del Monte Foods Company (b)	778,000	8,573,560
Kraft Foods, Inc. Class A (f)	221,900	7,901,859
Sara Lee Corporation	115,000	2,776,100

		21,616,319
Household - Housewares 0.1%
Newell Rubbermaid, Inc.	17,000	411,230
Insurance - Accident & Health 0.7%
AFLAC, Inc.	65,000	2,589,600
Insurance - Brokers 1.7%
Marsh & McLennan Companies, Inc.	188,000	6,185,200
Insurance - Diversified 1.9%
American International Group, Inc.	58,500	3,841,695

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Principal Financial Group, Inc.	25,300	$1,035,782
Prudential Financial, Inc.	34,100	1,874,136

		6,751,613
Insurance - Life 0.3%
Lincoln National Corporation	25,000	1,167,000
Insurance - Property/Casualty/Title 2.9%
The Allstate Corporation	32,000	1,655,040
Chubb Corporation	16,500	1,268,850
Hartford Financial Services Group, Inc.	21,800	1,510,958
Old Republic International Corporation	37,000	936,100
The St. Paul Travelers Companies, Inc.	132,000	4,893,240

		10,264,188
Leisure - Photo Equipment/Related 0.2%
Eastman Kodak Company (f)	24,200	780,450
Machinery - Farm 0.5%
Deere & Company	26,000	1,934,400
Media - Cable TV 3.4%
Comcast Corporation Class A (b)	345,000	11,481,600
Liberty Media International, Inc. Class A (b)	18,700	864,501

		12,346,101
Media - Diversified 1.8%
Time Warner, Inc. (b)	325,000	6,318,000
Media - Newspapers 0.6%
Gannett Company, Inc.	26,200	2,140,540
Media - Periodicals 1.9%
The Readers Digest Association, Inc.	480,800	6,687,928
Media - Radio/TV 4.6%
Clear Channel Communications, Inc.	230,000	7,702,700
The Walt Disney Company	93,000	2,585,400
Liberty Media Corporation Class A (b)	374,000	4,106,520
Viacom, Inc. Class B	62,858	2,287,403

		16,682,023
Medical - Biomedical/Biotechnology 5.3%
Chiron Corporation (b)(f)	210,000	6,999,300
ImClone Systems, Inc. (b)(f)	200,100	9,220,608
Serono SA ADR (f)	175,000	2,856,000

		19,075,908
Medical - Ethical Drugs 3.2%
Bristol-Myers Squibb Company	360,000	9,223,200
Merck & Company, Inc.	76,000	2,442,640

		11,665,840
Medical/Dental - Services 0.1%
Medco Health Solutions, Inc. (b)	7,839	326,102
Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation
Holding Company	35,000	1,554,350
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	52,100	1,636,982
Oil & Gas - Drilling 0.3%
Pride International, Inc. (b)	45,000	924,300
Oil & Gas - International Integrated 8.2%
ChevronTexaco Corporation	96,000	5,040,960
ConocoPhillips	49,000	4,254,670
Exxon Mobil Corporation	372,000	$19,068,720
Royal Dutch Petroleum Company - New York Shares (f)	20,000	1,147,600

		29,511,950
Oil & Gas - Machinery/Equipment 2.0%
Cooper Cameron Corporation (b)	135,000	7,264,350
Oil & Gas - United States Exploration & Production 0.9%
Devon Energy Corporation	28,000	1,089,760
Kerr McGee Corporation	7,000	404,530
Unocal Corporation	40,200	1,738,248

		3,232,538
Paper & Paper Products 0.3%
MeadWestvaco Corporation	12,000	406,680
OfficeMax, Inc.	10,000	313,800
Smurfit-Stone Container Corporation (b)	20,000	373,600

		1,094,080
Pollution Control - Services 1.2%
Waste Management, Inc.	147,000	4,401,180
Retail - Department Stores 0.8%
Federated Department Stores, Inc.	25,000	1,444,750
May Department Stores Company	44,793	1,316,914

		2,761,664
Retail - Miscellaneous 0.1%
Blockbuster, Inc. Class A (f)	16,845	160,701
Blockbuster, Inc. Class B	16,845	148,404

		309,105
Retail - Restaurants 1.5%
McDonald’s Corporation	163,000	5,225,780
Retail - Super/Mini Markets 2.4%
Albertson’s, Inc. (f)	20,000	477,600
The Kroger Company (b)	445,000	7,805,300
Safeway, Inc. (b)	27,000	532,980

		8,815,880
Retail/Wholesale - Office Supplies 0.1%
Office Depot, Inc. (b)	17,000	295,120
Telecommunications - Services 4.6%
AT&T Corporation	47,000	895,820
BellSouth Corporation	98,000	2,723,420
CenturyTel, Inc.	9,000	319,230
Commonwealth Telephone Enterprises, Inc. (b)(f)	5,000	248,300
Qwest Communications International, Inc. (b)	60,000	266,400
SBC Communications, Inc.	174,000	4,483,980
Sprint Corporation	51,000	1,267,350
Verizon Communications, Inc.	155,000	6,279,050

		16,483,550
Telecommunications - Wireless Equipment 1.4%
Nokia Corporation Sponsored ADR	330,000	5,171,100
Telecommunications - Wireless Services 0.3%
ALLTEL Corporation	19,000	1,116,440
Tobacco 1.5%
Altria Group, Inc.	55,000	3,360,500
Loews Corp - Carolina Group	67,700	1,959,915

		5,320,415
Transportation - Air Freight 0.3%
FedEx Corporation	12,000	1,181,880

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Transportation - Rail 0.3%
Burlington Northern Santa Fe Corporation	24,800	$1,173,289
Utility - Electric Power 5.0%
Consolidated Edison, Inc. (f)	27,000	1,181,250
DTE Energy Company	51,000	2,199,630
Dominion Resources, Inc.	28,000	1,896,720
Duke Energy Corporation	70,000	1,773,100
Entergy Corporation	23,500	1,588,365
Exelon Corporation	52,400	2,309,268
FPL Group, Inc.	26,600	1,988,350
FirstEnergy Corporation	20,000	790,200
Progress Energy, Inc.	14,000	633,360
Public Service Enterprise Group, Inc. (f)	31,000	1,604,870
SCANA Corporation (f)	17,000	669,800
The Southern Company	42,000	1,407,840

		18,042,753
Utility - Gas Distribution 2.1%
CenterPoint Energy, Inc. (f)	299,400	3,383,220
KeySpan Corporation	25,600	1,009,920
NiSource, Inc.	27,000	615,060
Sempra Energy	31,500	1,155,420
Vectren Corporation	56,700	1,519,560

		7,683,180

Total Common Stocks (Cost $279,774,701)		338,360,347

Short-Term Investments (a) 8.8%
Collateral Received for Securities Lending 2.5%
Navigator Prime Portfolio	9,099,275	9,099,275
Repurchase Agreements (c) 6.3%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $20,903,745); Collateralized by: United States Government & Agency Issues	$20,900,000	20,900,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,647,117); Collateralized by: United States Government & Agency Issues	1,647,000	1,647,000

Total Repurchase Agreements		22,547,000

Total Short-Term Investments (Cost $31,646,275)		31,646,275

Total Investments in Securities (Cost $311,420,976) 102.7%		370,006,622
Other Assets and Liabilities, Net (2.7%)		(9,884,021)

Net Assets 100.0%		$360,122,601

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	850	188,691
Options closed	(850)	(188,691)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG ADVISOR ENDEAVOR LARGE CAP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.9%
Apparel - Shoes & Related Manufacturing 0.8%
NIKE, Inc. Class B	3,990	$361,853
Banks - Money Center 1.0%
The Bank of New York Company, Inc.	13,050	436,131
Banks - Super Regional 1.4%
Wachovia Corporation	12,130	638,038
Chemicals - Basic 2.2%
The Dow Chemical Company	19,450	962,970
Computer - Data Storage 3.8%
EMC Corporation (b)	113,950	1,694,437
Computer - Local Networks 0.7%
Juniper Networks, Inc. (b)	12,160	330,630

Computer - Manufacturers 3.9%
Apple Computer, Inc. (b)	3,180	204,792
Dell, Inc. (b)	36,680	1,545,695

		1,750,487
Computer Software - Enterprise 2.7%
Oracle Systems Corporation (b)	86,280	1,183,762
Diversified Operations 5.1%
General Electric Company	44,440	1,622,060
Honeywell International, Inc.	17,760	628,882

		2,250,942
Electronics - Semiconductor Manufacturing 6.6%
Advanced Micro Devices, Inc. (b)	19,300	424,986
Altera Corporation (b)	26,900	556,830
Marvell Technology Group, Ltd. (b)	23,170	821,840
Texas Instruments, Inc.	46,620	1,147,784

		2,951,440
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	10,610	486,150
Food - Confectionery 1.0%
William Wrigley, Jr. Company	6,150	425,519
Household - Consumer Electronics 1.4%
Harman International Industries, Inc.	4,860	617,220
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation	14,710	760,801
Internet - Content 5.1%
Yahoo! Inc. (b)	60,340	2,273,611
Internet - E*Commerce 2.1%
eBay, Inc. (b)	7,950	924,426
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	2,930	140,640
Leisure - Services 0.5%
Royal Caribbean Cruises, Ltd.	4,180	227,559
Leisure - Toys/Games/Hobby 2.2%
Marvel Enterprises, Inc. (b)	47,882	980,623

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Cable TV 1.7%
EchoStar Communications Corporation Class A	23,420	$778,481
Medical - Biomedical/Biotechnology 2.5%
Genzyme Corporation (b)	19,260	1,118,428
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	36,930	1,102,730
Medical - Health Maintenance Organizations 4.1%
WellPoint, Inc. (b)	15,715	1,807,225
Medical - Products 6.9%
Alcon, Inc.	13,060	1,052,636
Boston Scientific Corporation (b)	24,700	878,085
Medtronic, Inc.	22,820	1,133,469

		3,064,190
Medical - Systems/Equipment 1.5%
Fisher Scientific International, Inc. (b)	10,830	675,575
Metal Ores - Gold/Silver 1.6%
Placer Dome, Inc.	37,030	698,386
Metal Ores - Miscellaneous 2.9%
Phelps Dodge Corporation	12,830	1,269,144
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	6,410	274,156
Oil & Gas - Drilling 1.3%
Transocean, Inc. (b)	13,380	567,178
Oil & Gas - Field Services 2.6%
Halliburton Company	28,920	1,134,821
Oil & Gas - Production/Pipeline 2.2%
The Williams Companies, Inc.	59,520	969,581
Oil & Gas - United States Exploration & Production 1.3%
Noble Energy, Inc.	9,360	577,138
Paper & Paper Products 1.2%
Smurfit-Stone Container Corporation (b)	29,040	542,467
Real Estate Operations 0.6%
The St. Joe Company	3,900	250,380
Retail - Drug Stores 1.5%
CVS Corporation	14,590	657,571
Retail - Major Discount Chains 2.1%
Target Corporation	18,160	943,049
Retail/Wholesale - Office Supplies 2.5%
Staples, Inc.	33,030	1,113,441
Telecommunications - Equipment 1.3%
Lucent Technologies, Inc. (b)	156,850	589,756
Telecommunications - Services 4.6%
Sprint Corporation	81,580	$2,027,263
Telecommunications - Wireless Equipment 5.3%
Motorola, Inc.	56,690	975,068
QUALCOMM, Inc.	20,500	869,200
Research in Motion, Ltd. (b)	6,350	523,367

		2,367,635
Telecommunications - Wireless Services 0.8%
NII Holdings, Inc. Class B (b)	7,410	351,604
Transportation - Airline 1.7%
Southwest Airlines Company	46,120	750,834

Total Common Stocks (Cost $35,734,445)		43,028,272

Short-Term Investments (a) 2.9%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $1,000,179); Collateralized by: United States Government & Agency Issues	$1,000,000	1,000,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $281,720); Collateralized by: United States Government & Agency Issues	281,700	281,700

Total Short-Term Investments (Cost $1,281,700)		1,281,700

Total Investments in Securities (Cost $37,016,145) 99.8%		44,309,972
Other Assets and Liabilities, Net 0.2%		72,073

Net Assets 100.0%		$44,382,045

STRONG ADVISOR FOCUS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.2%
Beverages - Soft Drinks 0.6%
Cott Corporation (b)	585	$14,467
Commercial Services - Advertising 1.7%
Greenfield Online, Inc. (b)	2,000	43,980
Commercial Services - Miscellaneous 3.4%
Paychex, Inc.	2,490	84,859
Commercial Services - Schools 3.7%
Apollo Group, Inc. Class A (b)	875	70,621
Corinthian Colleges, Inc. (b)	1,225	23,085

		93,706
Computer - Local Networks 3.6%
Polycom, Inc. (b)	3,850	89,782
Computer - Manufacturers 6.7%
Dell, Inc. (b)	4,000	168,560
Computer Software - Education/Entertainment 1.4%
Electronic Arts, Inc. (b)	595	36,700

STRONG ADVISOR FOCUS FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer Software - Enterprise 1.1%
Mercury Interactive Corporation (b)	615	$28,013
Electronics - Semiconductor Manufacturing 5.4%
Analog Devices, Inc.	900	33,228
Microchip Technology, Inc.	2,400	63,984
SiRF Technology Holdings, Inc. (b)	3,030	38,542

		135,754
Finance - Mortgage & Related Services 3.3%
Countrywide Financial Corporation	2,270	84,013
Financial Services - Miscellaneous 6.1%
First Marblehead Corporation (b)	2,710	152,437
Internet - Content 1.7%
Google, Inc. Class A (b)	220	42,482
Internet - E*Commerce 7.5%
Arbinet-thexchange, Inc. (b)	100	2,485
eBay, Inc. (b)	1,600	186,048

		188,533
Internet - Network Security/Solutions 4.8%
Digital River, Inc. (b)	2,900	120,669
Medical - Biomedical/Biotechnology 4.4%
Gilead Sciences, Inc. (b)	3,145	110,044
Medical - Products 10.1%
C.R. Bard, Inc.	1,310	83,814
INAMED Corporation (b)	1,220	77,165
St. Jude Medical, Inc. (b)	2,200	92,246

		253,225
Medical/Dental - Supplies 3.6%
Kinetic Concepts, Inc. (b)	1,180	90,034
Oil & Gas - Machinery/Equipment 1.6%
Smith International, Inc. (b)	740	40,263
Oil & Gas - United States Exploration & Production 2.5%
XTO Energy, Inc.	1,750	61,915
Retail - Leisure Product 3.0%
Dick’s Sporting Goods, Inc. (b)	2,160	75,924
Retail - Miscellaneous 11.0%
PETCO Animal Supplies, Inc. (b)	4,265	168,382
PETsMART, Inc.	3,080	109,432

		277,814
Retail - Restaurants 1.3%
Texas Roadhouse, Inc. Class A (b)	1,070	31,618
Retail/Wholesale - Building Products 4.1%
Hughes Supply, Inc.	3,210	103,844
Telecommunications - Equipment 2.6%
Dycom, Industries, Inc. (b)	280	8,546
InPhonic, Inc. (b)	2,040	56,059

		64,605

Total Common Stocks (Cost $1,689,186)		2,393,241

Short-Term Investments (a) 4.5%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $114,108); Collateralized by: United States Government & Agency Issues	$114,100	$114,100

Total Short-Term Investments (Cost $114,100)		114,100

Total Investments in Securities (Cost $1,803,286) 99.7%		2,507,341
Other Assets and Liabilities, Net 0.3%		6,453

Net Assets 100.0%		$2,513,794

STRONG ADVISOR INTERNATIONAL CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.2%
Australia 2.4%
BHP Billiton, Ltd.	1,800	$21,590
BlueScope Steel, Ltd.	1,800	11,611
iShares MSCI Australia Index Fund	1,300	21,710

		54,911
Belgium 0.8%
Fortis	700	19,322
Brazil 2.9%
Companhia Vale do Rio Doce Sponsored ADR	1,200	34,812
Petroleo Brasileiro SA Petrobras Sponsored ADR	800	31,824

		66,636
Canada 2.8%
Bank of Nova Scotia	700	23,756
Encana Corporation	700	40,022

		63,778
Finland 1.0%
UPM-Kymmene Oyj	1,000	22,089
France 10.8%
BNP Paribas SA	500	36,148
Business Objects SA Sponsored ADR (b)	900	22,806
Essilor International SA	700	54,736
Groupe Danone Sponsored ADR	2,300	42,412
L’Oreal SA	400	30,302
Sanofi-Aventis	350	27,915
Total SA Sponsored ADR	300	32,952

		247,271
Germany 6.5%
E.On AG (b)	400	36,283
Fresenius Medical Care AG (b)	350	28,155
Puma AG	70	19,226
Schering AG (b)	380	28,241
Siemens AG (b)	450	38,026

		149,931
Hong Kong 2.9%
Hutchison Whampoa, Ltd.	3,100	29,017
Swire Pacific, Ltd. A Shares	4,400	36,797

		65,814
Ireland 1.0%
Bank of Ireland	1,400	23,262

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Italy 3.5%
ENI Spa	1,300	$32,518
Telecom Italia Spa	6,951	28,317
UniCredito Italiano Spa	3,400	19,516

		80,351
Japan 20.0%
Canon, Inc. ADR	500	27,130
The Daimaru, Inc.	3,000	24,568
Disco Corporation	600	27,579
East Japan Railway Company	4	22,304
Hitachi, Ltd.	4,500	31,421
House Foods Corporation	1,600	23,140
Isetan Company, Ltd.	900	10,545
iShares MSCI Japan Index Fund	2,000	21,840
Kansai Paint Company, Ltd.	4,000	24,271
Komatsu, Ltd.	3,700	25,984
Mitsubishi Electric Corporation	3,700	18,176
Mitsubishi Heavy Industries, Ltd.	6,100	17,390
Mitsui Sumitomo Insurance Company	4,000	34,912
Nippon Telegraph and Telephone Corporation Sponsored ADR	1,000	22,550
Sharp Corporation	1,500	24,583
Tokyo Gas Company, Ltd.	7,000	28,746
TOTO, Ltd.	3,000	28,709
Toyota Motor Corporation	500	20,540
Uni-Charm Corporation	500	24,046

		458,434
Mexico 2.8%
America Movil ADR Series L	400	20,940
Cemex SA de CV Sponsored ADR	700	25,494
Wal-Mart de Mexico SA de CV	5,400	18,631

		65,065
Netherlands 4.8%
ING Groep NV	1,700	51,329
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	900	23,850
Royal Dutch Petroleum Company - New York Shares	400	22,952
STMicroelectronics NV	600	11,679

		109,810
Singapore 3.7%
DBS Group Holdings, Ltd.	4,600	45,391
Flextronics International, Ltd. (b)	1,700	23,494
Singapore Telecommunications, Ltd.	11,200	16,337

		85,222
South Africa 0.8%
Gold Fields, Ltd. Sponsored ADR	1,400	17,472

South Korea 1.0%
Samsung Electronics Company, Ltd.	50	21,727
Spain 2.6%
Banco Santander Central Hispano SA	2,100	25,986
Telefonica SA Sponsored ADR	614	34,691

		60,677
Sweden 2.1%
Autoliv, Inc.	500	23,917
Sandvik AB	600	24,170

		48,087
Switzerland 6.9%
Nestle SA	115	29,946
Novartis AG Sponsored ADR	700	35,378
Roche Holding AG (non-voting)	200	22,904
UBS AG Registered	420	$35,127
Zurich Financial Services AG (b)	210	34,888

		158,243
United Kingdom 17.9%
BP PLC Sponsored ADR	550	32,120
Boots Group PLC	1,350	16,973
Diageo PLC	1,400	19,951
GlaxoSmithKline PLC Sponsored ADR	600	28,434
HBOS PLC	1,700	27,650
HSBC Holdings PLC	700	11,801
HSBC Holdings PLC (Hong Kong Regulated)	1,200	20,534
iShares MSCI United Kingdom Index Fund	1,200	21,756
Kingfisher PLC	4,200	24,952
Lloyds TSB Group PLC	2,600	23,588
Reed Elsevier PLC	2,500	23,040
Royal Bank of Scotland Group PLC	1,500	50,405
Tesco PLC	5,900	36,410
United Utilities PLC	1,800	21,750
Vodafone Group PLC	18,700	50,662

		410,026

Total Common Stocks (Cost $1,685,777)		2,228,128

Short-Term Investments (a) 2.5%
Repurchase Agreements (c)
United States
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $57,804); Collateralized by: United States Government & Agency Issues	$57,800	57,800

Total Short-Term Investments (Cost $57,800)		57,800

Total Investments in Securities (Cost $1,743,577) 99.7%		2,285,928
Other Assets and Liabilities, Net 0.3%		5,876

Net Assets 100.0%		$2,291,804

STRONG ADVISOR SELECT FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.1%
Banks - Money Center 2.0%
The Bank of New York Company, Inc.	57,200	$1,911,624
Chemicals - Basic 2.3%
The Dow Chemical Company	45,100	2,232,901
Computer - Data Storage 4.3%
EMC Corporation (b)	283,310	4,212,820
Computer - Manufacturers 3.4%
Dell, Inc. (b)	79,565	3,352,869
Computer Software - Enterprise 3.3%
Oracle Systems Corporation (b)	237,500	3,258,500
Diversified Operations 5.1%
General Electric Company	99,080	3,616,420
Honeywell International, Inc.	39,110	1,384,885

		5,001,305

STRONG ADVISOR SELECT FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 5.6%
Altera Corporation (b)	55,600	$1,150,920
Marvell Technology Group, Ltd. (b)	50,300	1,784,141
Texas Instruments, Inc.	101,200	2,491,544

		5,426,605
Household - Consumer Electronics 3.3%
Harman International Industries, Inc.	25,720	3,266,440
Insurance - Property/Casualty/Title 1.1%
The Allstate Corporation	21,410	1,107,325
Internet - Content 5.7%
Yahoo! Inc. (b)	149,140	5,619,595
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	5,800	278,400
Leisure - Services 1.7%
Royal Caribbean Cruises, Ltd.	30,000	1,633,200
Leisure - Toys/Games/Hobby 4.8%
Marvel Enterprises, Inc. (b)	229,755	4,705,382
Media - Cable TV 1.7%
EchoStar Communications Corporation Class A	51,190	1,701,556
Medical - Biomedical/Biotechnology 2.4%
Genzyme Corporation (b)	39,940	2,319,316
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	82,060	2,450,312
Medical - Health Maintenance Organizations 4.5%
WellPoint, Inc. (b)	38,600	4,439,000
Medical - Products 5.5%
Alcon, Inc.	29,200	2,353,520
Medtronic, Inc.	60,000	2,980,200

		5,333,720
Medical - Systems/Equipment 2.5%
Fisher Scientific International, Inc. (b)	38,500	2,401,630
Metal Ores - Gold/Silver 2.6%
Placer Dome, Inc.	134,100	2,529,126
Metal Ores - Miscellaneous 3.9%
Phelps Dodge Corporation	38,160	3,774,787
Oil & Gas - Canadian Exploration & Production 1.6%
Canadian Natural Resources, Ltd.	36,200	1,548,274
Oil & Gas - Field Services 3.2%
Halliburton Company	79,000	3,099,960
Oil & Gas - Machinery/Equipment 1.3%
Grant Prideco, Inc. (b)	64,100	1,285,205
Oil & Gas - Production/Pipeline 2.1%
The Williams Companies, Inc.	129,200	2,104,668
Retail/Wholesale - Office Supplies 2.5%
Staples, Inc.	72,900	$2,457,459
Telecommunications - Equipment 3.1%
Lucent Technologies, Inc. (b)	796,600	2,995,216
Telecommunications - Services 4.6%
Sprint Corporation	179,100	4,450,635
Telecommunications - Wireless Equipment 5.7%
Motorola, Inc.	155,000	2,666,000
QUALCOMM, Inc.	42,100	1,785,040
Research in Motion, Ltd. (b)	13,440	1,107,725

		5,558,765
Telecommunications - Wireless Services 2.5%
NII Holdings, Inc. Class B (b)	51,490	2,443,200

Total Common Stocks (Cost $76,790,529)		92,899,795

Short-Term Investments (a) 4.7%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $3,300,591); Collateralized by: United States Government & Agency Issues	$3,300,000	3,300,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,246,688); Collateralized by: United States Government & Agency Issues	1,246,600	1,246,600

Total Short-Term Investments (Cost $4,546,600)		4,546,600

Total Investments in Securities (Cost $81,337,129) 99.8%		97,446,395
Other Assets and Liabilities, Net 0.2%		238,871

Net Assets 100.0%		$97,685,266

STRONG ADVISOR TECHNOLOGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.9%
Agricultural Operations 1.4%
Syngenta AG ADR (b)	1,000	$21,350
Commercial Services - Security/Safety 3.4%
Mine Safety Appliances Company	1,000	50,700
Computer - Integrated Systems 2.3%
Stratasys, Inc. (b)	1,050	35,238
Computer - IT Services 4.5%
Computer Sciences Corporation (b)	775	43,687
International Business Machines Corporation	240	23,659

		67,346
Computer - Local Networks 1.6%
Brocade Communications Systems, Inc. (b)	3,100	23,684
Computer - Manufacturers 3.3%
Dell, Inc. (b)	1,200	50,568

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR TECHNOLOGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Software Design 1.8%
Magma Design Automation (b)	1,600	$20,096
Verisity, Ltd. (b)	800	6,560

		26,656
Computer Software - Desktop 5.6%
Microsoft Corporation	1,900	50,749
Sonic Solutions (b)	1,500	33,660

		84,409
Computer Software - Education/Entertainment 4.8%
Activision, Inc. (b)	1,000	20,180
InterVideo, Inc. (b)	2,400	31,752
THQ, Inc. (b)	900	20,646

		72,578
Computer Software - Enterprise 4.3%
FalconStor Software, Inc. (b)	2,100	20,097
Informatica Corporation (b)	2,900	23,548
Nuance Communications, Inc. (b)	5,100	21,114

		64,759
Computer Software - Financial 2.7%
Corillian Corporation (b)	3,900	19,188
Online Resources & Communications Corporation (b)	2,900	22,098

		41,286
Diversified Operations 2.2%
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	1,250	33,125
Electronics - Contract Manufacturing 3.2%
TTM Technologies, Inc. (b)	4,100	48,380
Electronics - Miscellaneous Components 4.4%
Rogers Corporation (b)	850	36,635
TDK Corporation Sponsored ADR	400	29,696

		66,331
Electronics - Parts Distributors 2.1%
Bell Microproducts, Inc. (b)	3,300	31,746
Electronics - Scientific Measuring 1.0%
FEI Company (b)	750	15,750
Electronics - Semiconductor Manufacturing 16.2%
ARM Holdings PLC Sponsored ADR	2,900	17,893
Altera Corporation (b)	1,300	26,910
BE Semiconductor Industries N.V. (b)	5,000	27,950
KLA-Tencor Corporation (b)	975	45,416
Linear Technology Corporation	1,350	52,326
LogicVision, Inc. (b)	2,000	5,860
Pixelworks, Inc. (b)	1,400	15,876
Sigma Designs, Inc. (b)	2,600	25,828
Therma-Wave, Inc. (b)	7,800	26,988

		245,047
Internet - Software 3.0%
Ariba, Inc. (b)	2,733	45,368
Leisure - Movies & Related 4.1%
Avid Technology, Inc. (b)	1,000	61,750
Medical - Drug/Diversified 2.9%
Sanofi-Aventis ADR	1,100	44,055
Medical - Genetics 2.9%
Diversa Corporation (b)	2,100	$18,354
Genencor International, Inc. (b)	1,600	26,240

		44,594
Medical - Products 2.4%
Encore Medical Corporation (b)	5,300	35,987
Medical - Systems/Equipment 3.4%
CTI Molecular Imaging, Inc. (b)	1,000	14,190
Hologic, Inc. (b)	650	17,855
Intuitive Surgical, Inc. (b)	500	20,010

		52,055
Telecommunications - Equipment 4.6%
ADTRAN, Inc.	1,250	23,925
Lucent Technologies, Inc. (b)	12,100	45,496

		69,421
Telecommunications - Wireless Equipment 3.7%
Garmin, Ltd.	400	24,336
Trimble Navigation, Ltd. (b)	950	31,388

		55,724
Telecommunications - Wireless Services 3.1%
America Movil ADR Series L	900	47,115

Total Common Stocks (Cost $1,333,725)		1,435,022

Short-Term Investments (a) 4.4%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $65,605); Collateralized by: United States Government & Agency Issues	$65,600	65,600

Total Short-Term Investments (Cost $65,600)		65,600

Total Investments in Securities (Cost $1,399,325) 99.3%		1,500,622
Other Assets and Liabilities, Net 0.7%		11,312

Net Assets 100.0%		$1,511,934

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.0%
Aerospace - Defense Equipment 1.0%
Laureate Education, Inc. (b)	1,145	$50,483
Chemicals - Specialty 1.0%
Symyx Technologies, Inc. (b)	1,650	49,632
Commercial Services - Consulting 1.0%
Navigant Consulting, Inc. (b)	1,980	52,668
Commercial Services - Market Research 2.0%
CoStar Group, Inc. (b)	2,270	104,829
Commercial Services - Schools 1.1%
Bright Horizons Family Solutions, Inc. (b)	895	57,960

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - IT Services 2.5%
Cognizant Technology Solutions Corporation Class A (b)	3,080	$130,376
Computer - Peripheral Equipment 2.0%
Synaptics, Inc. (b)	3,305	101,067
Computer Software - Desktop 1.8%
Sonic Solutions (b)	4,040	90,658
Electronics - Miscellaneous Components 1.3%
Sigmatel, Inc. (b)	1,935	68,751
Electronics - Semiconductor Manufacturing 4.5%
Cree, Inc. (b)	1,400	56,112
FormFactor, Inc. (b)	2,995	81,284
Tessera Technologies, Inc. (b)	2,555	95,072

		232,468
Energy - Other 1.1%
Massey Energy Company	1,655	57,842
Finance - Consumer/Commercial Loans 1.6%
United PanAm Financial Corporation (b)	4,350	82,911
Financial Services - Miscellaneous 2.4%
Investors Financial Services Corporation	2,525	126,199
Insurance - Property/Casualty/Title 1.7%
ProAssurance Corporation (b)	2,260	88,389
Internet - Content 2.3%
Ask Jeeves, Inc. (b)	1,750	46,812
InfoSpace, Inc. (b)	1,525	72,514

		119,326
Internet - E*Commerce 2.5%
Getty Images, Inc. (b)	1,875	129,094
Internet - Network Security/Solutions 3.0%
Equinix, Inc. (b)	2,270	97,020
F5 Networks, Inc. (b)	1,215	59,195

		156,215
Leisure - Hotels & Motels 1.1%
Las Vegas Sands Corporation (b)	1,135	54,480
Leisure - Products 1.0%
Celebrate Express, Inc. (b)	2,765	52,535
Machinery - Construction/Mining 10.7%
A.S.V., Inc. (b)	2,840	136,036
Bucyrus International, Inc. Class A	3,020	122,733
Joy Global, Inc.	3,890	168,943
Terex Corporation (b)	2,650	126,272

		553,984
Medical - Biomedical/Biotechnology 0.7%
Immunicon Corporation (b)	5,500	38,390
Medical - Drug/Diversified 1.0%
MGI Pharma, Inc. (b)	1,780	49,858
Medical - Ethical Drugs 2.1%
Salix Pharmaceuticals, Ltd. (b)	6,272	110,324
Medical - Health Maintenance Organizations 1.6%
Centene Corporation (b)	2,950	$83,632
Medical - Outpatient/Home Care 1.4%
LCA-Vision, Inc.	3,075	71,924
Medical - Products 1.9%
Kyphon, Inc. (b)	3,815	98,274
Medical - Systems/Equipment 3.7%
Foxhollow Technologies, Inc. (b)	4,125	101,434
Ventana Medical Systems, Inc. (b)	1,415	90,546

		191,980
Medical/Dental - Services 1.6%
American Healthways, Inc. (b)	2,488	82,204
Oil & Gas - Machinery/Equipment 1.5%
CARBO Ceramics, Inc.	1,095	75,555
Oil & Gas - United States Exploration & Production 9.1%
KCS Energy, Inc. (b)	3,725	55,055
Penn Virginia Corporation	3,940	159,846
Quicksilver Resources, Inc. (b)	2,810	103,352
Range Resources Corporation	3,210	65,677
Ultra Petroleum Corporation (b)	1,840	88,559

		472,489
Retail - Clothing/Shoes 1.2%
Urban Outfitters, Inc. (b)	1,390	61,716
Retail - Restaurants 5.4%
BJ’S Restaurants, Inc. (b)	5,220	73,080
The Cheesecake Factory, Inc. (b)	3,120	101,306
P.F. Chang’s China Bistro, Inc. (b)	970	54,659
Peets Coffee & Tea, Inc. (b)	1,929	51,061

		280,106
Telecommunications - Wireless Equipment 3.0%
Trimble Navigation, Ltd. (b)	4,635	153,140
Telecommunications - Wireless Services 5.7%
Alamosa Holdings, Inc. (b)	16,630	207,376
Nextel Communications, Inc. Class A (b)	2,920	87,600

		294,976
Transportation - Truck 6.5%
J.B. Hunt Transport Services, Inc.	2,525	113,246
Landstar Systems, Inc. (b)	2,990	220,184

		333,430

Total Common Stocks (Cost $3,434,784)		4,757,865

Short-Term Investments (a) 8.1%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $420,030); Collateralized by: United States Government & Agency Issues	$420,000	420,000

Total Short-Term Investments (Cost $420,000)		420,000

Total Investments in Securities (Cost $3,854,784)100.1%		5,177,865
Other Assets and Liabilities, Net (0.1%)		(3,833)

Net Assets 100.0%		$5,174,032

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ADVISOR UTILITIES AND ENERGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.0%
Chemicals - Specialty 1.2%
Ashland, Inc.	400	$23,352
Diversified Operations 2.1%
MDU Resources Group, Inc.	1,500	40,020
Oil & Gas - Canadian Exploration & Production 0.4%
Talisman Energy, Inc.	300	8,088
Oil & Gas - Drilling 4.1%
Nabors Industries, Ltd. (b)	500	25,645
Transocean, Inc. (b)	1,300	55,107

		80,752
Oil & Gas - Field Services 5.2%
Schlumberger, Ltd.	1,500	100,425
Oil & Gas - International Integrated 11.9%
BP PLC Sponsored ADR	1,300	75,920
ConocoPhillips	800	69,464
Exxon Mobil Corporation	1,000	51,260
Royal Dutch Petroleum Company - New York Shares	600	34,428

		231,072
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	1,200	19,548
Oil & Gas - United States Exploration & Production 2.2%
Anadarko Petroleum Corporation	600	38,886
Devon Energy Corporation	100	3,892

		42,778
Telecommunications - Services 3.3%
Verizon Communications, Inc.	1,600	64,816
Telecommunications - Services Foreign 3.1%
BCE, Inc.	2,500	60,325
Telecommunications - Wireless Services 0.7%
Vodafone Group PLC Sponsored ADR	500	13,690
Transportation - Ship 0.2%
Teekay Shipping Corporation	100	4,211
Utility - Electric Power 39.0%
American Electric Power Company, Inc.	2,200	75,548
Constellation Energy Group, Inc.	3,700	161,727
Duke Energy Corporation	2,500	63,325
Exelon Corporation	2,600	114,582
FPL Group, Inc.	900	67,275
PNM Resources, Inc.	100	2,529
PPL Corporation	1,500	79,920
TXU Corporation	1,700	109,752
Wisconsin Energy Corporation	2,500	84,275

		758,933
Utility - Gas Distribution 21.6%
Energen Corporation	800	47,160
ONEOK, Inc.	4,800	136,416
Sempra Energy	2,000	73,360
South Jersey Industries, Inc.	400	21,024
Southern Union Company (b)	3,500	83,930
Southwest Gas Corporation	1,700	$43,180
UGI Corporation	400	16,364

		421,434

Total Common Stocks (Cost $1,572,922)		1,869,444

Short-Term Investments (a) 3.0%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04),0.85%, Due 1/03/05 (Repurchase proceeds $58,604); Collateralized by: United States Government & Agency Issues	$58,600	58,600

Total Short-Term Investments (Cost $58,600)		58,600

Total Investments in Securities (Cost $1,631,522)99.0%		1,928,044
Other Assets and Liabilities, Net 1.0%		19,107

Net Assets 100.0%		$1,947,151

STRONG ADVISOR LARGE COMPANY CORE FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.0%
Aerospace - Defense 2.7%
Northrop Grumman Corporation	47,100	$2,560,356
Apparel - Shoes & Related Manufacturing 3.0%
NIKE, Inc. Class B	31,850	2,888,477
Auto Manufacturer 2.4%
Ford Motor Company	159,500	2,335,080
Auto/Truck - Original Equipment 3.0%
Eaton Corporation	39,400	2,850,984
Banks - Super Regional 5.4%
Marshall & Ilsley Corporation	51,450	2,274,090
Wachovia Corporation	56,050	2,948,230

		5,222,320
Building - Paint & Allied Products 3.2%
Sherwin Williams Company	68,700	3,066,081
Building Products - Wood 2.4%
Georgia-Pacific Corporation	61,200	2,293,776
Chemicals - Basic 1.4%
BASF AG Sponsored ADR	18,700	1,346,774
Computer - IT Services 2.5%
Affiliated Computer Services, Inc. Class A (b)	39,500	2,377,505
Computer - Manufacturers 2.0%
Dell, Inc. (b)	45,500	1,917,370
Computer Software - Security 1.0%
Symantec Corporation (b)	35,900	924,784
Cosmetics - Personal Care 1.3%
Kimberly-Clark Corporation	19,000	1,250,390

STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Scientific Measuring 2.4%
Danaher Corporation	39,400	$2,261,954
Finance - Consumer/Commercial Loans 6.0%
CIT Group, Inc.	73,200	3,354,023
MBNA Corporation	83,750	2,360,913

		5,714,936
Finance - Mortgage & Related Services 1.8%
FHLMC	23,250	1,713,525
Food - Confectionery 1.4%
Hershey Foods Corporation	24,550	1,363,507
Food - Flour & Grain 3.1%
Archer Daniels Midland Company	133,300	2,973,923
Insurance - Diversified 2.9%
Prudential Financial, Inc.	51,250	2,816,700
Insurance - Life 2.3%
MetLife, Inc.	55,150	2,234,127
Insurance - Property/Casualty/Title 2.7%
The Allstate Corporation	49,700	2,570,484
Media - Radio/TV 2.8%
The Walt Disney Company	95,000	2,641,000
Medical - Drug/Diversified 2.6%
Schering AG ADR	33,600	2,494,800
Medical - Health Maintenance Organizations 6.2%
Aetna, Inc.	18,600	2,320,350
UnitedHealth Group, Inc.	41,350	3,640,040

		5,960,390
Medical - Products 2.5%
Alcon, Inc.	29,800	2,401,880
Medical/Dental - Supplies 3.2%
Becton, Dickinson & Company	54,400	3,089,919
Oil & Gas - International Integrated 5.3%
ConocoPhillips	31,050	2,696,072
Exxon Mobil Corporation	46,248	2,370,672

		5,066,744
Oil & Gas - Machinery/Equipment 2.4%
Baker Hughes, Inc.	55,000	2,346,850
Oil & Gas - United States Exploration & Production 4.5%
Burlington Resources, Inc.	66,200	2,879,700
Devon Energy Corporation	36,000	1,401,120

		4,280,820
Retail - Restaurants 2.8%
McDonald’s Corporation	84,800	2,718,688
Retail/Wholesale - Building Products 2.8%
The Home Depot, Inc.	63,300	2,705,442
Steel - Producers 2.3%
Nucor Corporation	42,700	2,234,918
Telecommunications - Wireless Equipment 4.8%
Motorola, Inc.	146,850	$2,525,820
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	66,750	2,101,958

		4,627,778
Utility - Electric Power 2.9%
Edison International	87,250	2,794,618

Total Common Stocks (Cost $80,141,874)		94,046,900

Short-Term Investments (a) 1.9%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04),0.85%, Due 1/03/05 (Repurchase proceeds $1,796,527); Collateralized by: United States Government & Agency Issues	$1,796,400	1,796,400

Total Short-Term Investments (Cost $1,796,400)		1,796,400

Total Investments in Securities (Cost $81,938,274) 99.9%		95,843,300
Other Assets and Liabilities, Net 0.1%		94,388

Net Assets 100.0%		$95,937,688

CURRENCY ABBREVIATIONS

CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	European Euro

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	All or a portion of these securities are held in conjunction with open written option contracts.
(f)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(g)	Restricted and Illiquid security.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $995,536, $49,742, and $1,288,768, respectively)	$1,353,578	$67,707	$1,869,107
Affiliated Issuers (Cost of $0, $0, and $253,704, respectively)	—	—	412,207
Receivable for Securities Sold	24,688	—	9,031
Receivable for Fund Shares Sold	669	34	7,706
Dividends and Interest Receivable	667	25	795
Other Assets	139	65	212

Total Assets	1,379,741	67,831	2,299,058
Liabilities:
Payable for Securities Purchased	433	42	10,356
Written Options, at Value
(Premiums Received of $252, $0, and $10,369, respectively)	200	—	11,005
Payable for Fund Shares Redeemed	25,572	185	25,624
Payable Upon Return of Securities on Loan	53,057	—	—
Accrued Operating Expenses and Other Liabilities	348	51	535

Total Liabilities	79,610	278	47,520

Net Assets	$1,300,131	$67,553	$2,251,538

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$930,928	$157,904	$1,511,264
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	11,096	(108,316)	2,068
Net Unrealized Appreciation/Depreciation	358,107	17,965	738,206

Net Assets	$1,300,131	$67,553	$2,251,538

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Class A ($ and shares in full)
Net Assets	$73,611,745	$10,309,450	$598,225,839
Capital Shares Outstanding (Unlimited Number Authorized)	3,285,920	742,726	20,496,923
Net Asset Value Per Share	$22.40	$13.88	$29.19

Public Offering Price Per Share ($22.40 divided by .9425,$13.88 divided by .9425, and $29.19 divided by .9425, respectively)	$23.77	$14.73	$30.97

Class B ($ and shares in full)
Net Assets	$37,907,614	$2,990,041	$136,824,800
Capital Shares Outstanding (Unlimited Number Authorized)	1,743,894	221,643	4,849,386
Net Asset Value Per Share	$21.74	$13.49	$28.21

Class C ($ and shares in full)
Net Assets	$26,375,343	$575,274	$157,329,105
Capital Shares Outstanding (Unlimited Number Authorized)	1,213,555	42,633	5,564,960
Net Asset Value Per Share	$21.73	$13.49	$28.27

Class Z ($ and shares in full)
Net Assets	$1,162,236,209	$53,678,011	$1,359,157,826
Capital Shares Outstanding (Unlimited Number Authorized)	51,306,961	3,882,273	46,225,942
Net Asset Value Per Share	$22.65	$13.83	$29.40

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands)

Strong Advisor U.S. Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $311,421)	$370,007
Receivable for Fund Shares Sold	701
Dividends and Interest Receivable	452
Other Assets	43

Total Assets	371,203
Liabilities:
Payable for Fund Shares Redeemed	1,854
Payable Upon Return of Securities on Loan	9,099
Accrued Operating Expenses and Other Liabilities	127

Total Liabilities	11,080

Net Assets	$360,123

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$299,334
Undistributed Net Investment Income (Loss)	32
Accumulated Net Realized Gain (Loss)	2,171
Net Unrealized Appreciation/Depreciation	58,586

Net Assets	$360,123

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

Strong Advisor U.S. Value Fund
Class A ($ and shares in full)
Net Assets	$5,264,414
Capital Shares Outstanding (Unlimited Number Authorized)	283,860
Net Asset Value Per Share	$18.55

Public Offering Price Per Share ($18.55 divided by .9425)	$19.68

Class B ($ and shares in full)
Net Assets	$6,368,645
Capital Shares Outstanding (Unlimited Number Authorized)	343,793
Net Asset Value Per Share	$18.52

Class C ($ and shares in full)
Net Assets	$4,293,731
Capital Shares Outstanding (Unlimited Number Authorized)	232,841
Net Asset Value Per Share	$18.44

Class K ($ and shares in full)
Net Assets	$91,939,878
Capital Shares Outstanding (Unlimited Number Authorized)	4,997,868
Net Asset Value Per Share	$18.40

Class Z ($ and shares in full)
Net Assets	$252,255,933
Capital Shares Outstanding (Unlimited Number Authorized)	13,502,274
Net Asset Value Per Share	$18.68

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except As Noted)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $37,016, $1,803, and $1,744, respectively)	$44,310	$2,507	$2,286
Receivable for Fund Shares Sold	93	—	—
Dividends and Interest Receivable	29	—	4
Other Assets	12	13	10

Total Assets	44,444	2,520	2,300

Liabilities:
Payable for Fund Shares Redeemed	42	—	—
Accrued Operating Expenses and Other Liabilities	20	6	8

Total Liabilities	62	6	8

Net Assets	$44,382	$2,514	$2,292

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$37,244	$5,886	$1,752
Undistributed Net Investment Income (Loss)	—	—	1
Accumulated Net Realized Gain (Loss)	(156)	(4,076)	(3)
Net Unrealized Appreciation/Depreciation	7,294	704	542

Net Assets	$44,382	$2,514	$2,292

Class A ($ and shares in full)
Net Assets	$42,958,690	$1,160,439	$756,757
Capital Shares Outstanding (Unlimited Number Authorized)	3,694,749	164,119	57,504

Net Asset Value Per Share	$11.63	$7.07	$13.16

Public Offering Price Per Share ($11.63 divided by .9425,$7.07 divided by .9425 and $13.16 divided by .9425, respectively)	$12.34	$7.50	$13.96

Class B ($ and shares in full)
Net Assets	$949,653	$1,100,895	$1,217,938
Capital Shares Outstanding (Unlimited Number Authorized)	83,202	158,995	92,730

Net Asset Value Per Share	$11.41	$6.92	$13.13

Class C ($ and shares in full)
Net Assets	$473,702	$252,460	$317,109
Capital Shares Outstanding (Unlimited Number Authorized)	41,526	36,481	24,171

Net Asset Value Per Share	$11.41	$6.92	$13.12

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except As Noted)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $81,337, $1,399, and $3,855, respectively)	$97,446	$1,501	$5,178
Receivable for Fund Shares Sold	260	—	1
Dividends and Interest Receivable	54	—	—
Other Assets	22	22	3

Total Assets	97,782	1,523	5,182

Liabilities:
Payable for Fund Shares Redeemed	70	5	—
Accrued Operating Expenses and Other Liabilities	27	6	8

Total Liabilities	97	11	8

Net Assets	$97,685	$1,512	$5,174

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$79,192	$1,986	$4,450
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	2,384	(575)	(599)
Net Unrealized Appreciation/Depreciation	16,109	101	1,323

Net Assets	$97,685	$1,512	$5,174

Class A ($ and shares in full)
Net Assets	$94,805,424	$763,546	$2,499,638
Capital Shares Outstanding (Unlimited Number Authorized)	10,349,311	107,685	222,245

Net Asset Value Per Share	$9.16	$7.09	$11.25

Public Offering Price Per Share ($9.16 divided by .9425,$7.09 divided by .9425, and $11.25 divided by .9425, respectively)	$9.72	$7.52	$11.94

Class B ($ and shares in full)
Net Assets	$1,800,298	$539,079	$1,517,675
Capital Shares Outstanding (Unlimited Number Authorized)	202,930	77,158	134,984

Net Asset Value Per Share	$8.87	$6.99	$11.24

Class C ($ and shares in full)
Net Assets	$1,079,544	$209,309	$1,156,719
Capital Shares Outstanding (Unlimited Number Authorized)	121,653	30,053	102,780

Net Asset Value Per Share	$8.87	$6.96	$11.25

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Advisor Utilities and Energy Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $1,632)	$1,928
Dividends and Interest Receivable	21
Other Assets	6

Total Assets	1,955

Accrued Operating Expenses and Other Liabilities	8

Net Assets	$1,947

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,469
Undistributed Net Investment Income (Loss)	3
Accumulated Net Realized Gain (Loss)	178
Net Unrealized Appreciation/Depreciation	297

Net Assets	$1,947

Class A ($ and shares in full)
Net Assets	$1,288,414
Capital Shares Outstanding (Unlimited Number Authorized)	108,375

Net Asset Value Per Share	$11.89

Public Offering Price Per Share ($11.89 divided by .9425)	$12.62

Class B ($ and shares in full)
Net Assets	$374,985
Capital Shares Outstanding (Unlimited Number Authorized)	31,885

Net Asset Value Per Share	$11.76

Class C ($ and shares in full)
Net Assets	$283,752
Capital Shares Outstanding (Unlimited Number Authorized)	24,181

Net Asset Value Per Share	$11.73

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Advisor Large Company Core Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $81,938)	$95,843
Receivable for Fund Shares Sold	89
Dividends and Interest Receivable	112
Other Assets	24

Total Assets	96,068

Liabilities:
Payable for Fund Shares Redeemed	100
Accrued Operating Expenses and Other Liabilities	30

Total Liabilities	130

Net Assets	$95,938

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$80,707
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	1,326
Net Unrealized Appreciation/Depreciation	13,905

Net Assets	$95,938

Class A ($ and shares in full)
Net Assets	$55,120,560
Capital Shares Outstanding (Unlimited Number Authorized)	5,026,244

Net Asset Value Per Share	$10.97

Public Offering Price Per Share ($10.97 divided by .9425)	$11.64

Class B ($ and shares in full)
Net Assets	$9,103,370
Capital Shares Outstanding (Unlimited Number Authorized)	848,241

Net Asset Value Per Share	$10.73

Class C ($ and shares in full)
Net Assets	$7,456,583
Capital Shares Outstanding (Unlimited Number Authorized)	695,324

Net Asset Value Per Share	$10.72

Class K ($ and shares in full)
Net Assets	$24,257,175
Capital Shares Outstanding (Unlimited Number Authorized)	2,192,221

Net Asset Value Per Share	$11.07

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $74, $3, and $423, respectively)	$12,178	$224	$9,651
Dividends – Affiliated Issuers	—	—	631
Interest	960	21	1,502

Total Income	13,138	245	11,784

Expenses (Note 4):
Investment Advisory Fees	10,660	481	15,396
Administrative Fees	4,264	192	6,158
Custodian Fees	82	13	157
Shareholder Servicing Costs	3,093	304	5,103
Reports to Shareholders	406	87	708
12b-1 Fees	862	58	4,239
Other	526	92	666

Total Expenses before Expense Waivers and Offsets	19,893	1,227	32,427
Expense Waivers and Offsets	(544)	(33)	(832)

Expenses, Net	19,349	1,194	31,595

Net Investment Income (Loss)	(6,211)	(949)	(19,811)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	215,028	10,458	277,265
Foreign Currencies	7	—	—
Written Options	—	—	(6,948)

Net Realized Gain (Loss)	215,035	10,458	270,317
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(86,255)	1,475	119,110
Foreign Currencies	5	—	—
Written Options	52	—	1,248

Net Change in Unrealized Appreciation/Depreciation	(86,198)	1,475	120,358

Net Gain (Loss) on Investments	128,837	11,933	390,675

Net Increase (Decrease) in Net Assets Resulting from Operations	$122,626	$10,984	$370,864

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Advisor U.S. Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $3)	$8,039
Interest	168

Total Income	8,207

Expenses (Note 4):
Investment Advisory Fees	1,812
Administrative Fees	947
Custodian Fees	27
Shareholder Servicing Costs	1,000
Reports to Shareholders	257
12b-1 Fees	112
Other	199

Total Expenses before Expense Waivers and Offsets	4,354
Expense Waivers and Offsets	(210)

Expenses, Net	4,144

Net Investment Income (Loss)	4,063

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	30,629
Futures Contracts	(15)
Written Options	33

Net Realized Gain (Loss)	30,647
Net Change in Unrealized Appreciation/Depreciation on Investments	9,863

Net Gain (Loss) on Investments	40,510

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,573

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $3, $0, and $4, respectively)	$280	$5	$40
Interest	8	1	1

Total Income	288	6	41
Expenses (Note 4):
Investment Advisory Fees	298	19	13
Administrative Fees	119	8	5
Custodian Fees	7	3	6
Shareholder Servicing Costs	80	6	4
12b-1 Fees	109	17	13
Professional Fees	20	14	15
Federal and State Registration Fees	36	40	34
Other	15	2	3

Total Expenses before Expense Waivers and Offsets	684	109	93
Expense Waivers and Offsets	(15)	(53)	(93)

Expenses, Net	669	56	—

Net Investment Income (Loss)	(381)	(50)	41
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	5,706	499	81
Net Change in Unrealized Appreciation/Depreciation on Investments	821	(36)	215

Net Gain (Loss) on Investments	6,527	463	296

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,146	$413	$337

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $5, $0, and $0, respectively)	$387	$7	$6
Interest	27	1	1

Total Income	414	8	7
Expenses (Note 4):
Investment Advisory Fees	593	11	40
Administrative Fees	237	5	16
Custodian Fees	9	2	6
Shareholder Servicing Costs	158	3	11
12b-1 Fees	211	9	34
Professional Fees	25	14	15
Federal and State Registration Fees	38	39	35
Other	17	2	5

Total Expenses before Expense Waivers and Offsets	1,288	85	162
Expenses Waivers and Offsets	(29)	(58)	(34)

Expenses, Net	1,259	27	128

Net Investment Income (Loss)	(845)	(19)	(121)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	14,045	188	(352)
Net Change in Unrealized Appreciation/Depreciation on Investments	372	(221)	425

Net Gain (Loss) on Investments	14,417	(33)	73

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,572	$(52)	$(48)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Advisor Utilities and Energy Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $4)	$251
Interest	4

Total Income	255

Expenses (Note 4):
Investment Advisory Fees	68
Administrative Fees	27
Custodian Fees	5
Shareholder Servicing Costs	18
12b-1 Fees	26
Professional Fees	15
Federal and State Registration Fees	36
Other	3

Total Expenses before Expense Waivers and Offsets	198
Expense Waivers and Offsets	(4)

Expenses, Net	194

Net Investment Income (Loss)	61

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	2,964
Net Change in Unrealized Appreciation/Depreciation on Investments	(1,242)

Net Gain (Loss) on Investments	1,722

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,783

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Advisor Large Company Core Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $4)	$1,399
Interest	67

Total Income	1,466

Expenses (Note 4):
Investment Advisory Fees	794
Administrative Fees	303
Custodian Fees	11
Shareholder Servicing Costs	214
12b-1 Fees	310
Other	127

Total Expenses before Expense Waivers and Offsets	1,759
Expense Waivers and Offsets	(220)

Expenses, Net	1,539

Net Investment Income (Loss)	(73)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	9,068
Net Change in Unrealized Appreciation/Depreciation on Investments	848

Net Gain (Loss) on Investments	9,916

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,843

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(6,211)	$(7,290)	$(949)	$(1,218)
Net Realized Gain (Loss)	215,035	76,043	10,458	11,159
Net Change in Unrealized Appreciation/Depreciation	(86,198)	450,650	1,475	16,288

Net Increase (Decrease) in Net Assets Resulting from Operations	122,626	519,403	10,984	26,229
Distributions:
From Net Realized Gains:
Class A	(5,224)	—	—	—
Class B	(2,711)	—	—	—
Class C	(1,934)	—	—	—
Class Z	(81,830)	—	—	—

Total Distributions	(91,699)	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(321,774)	(384,712)	(14,748)	(29,181)

Total Increase (Decrease) in Net Assets	(290,847)	134,691	(3,764)	(2,952)
Net Assets:
Beginning of Year	1,590,978	1,456,287	71,317	74,269

End of Year	$1,300,131	$1,590,978	$67,553	$71,317

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(19,811)	$(9,098)
Net Realized Gain (Loss)	270,317	82,632
Net Change in Unrealized Appreciation/Depreciation	120,358	595,643

Net Increase (Decrease) in Net Assets Resulting from Operations	370,864	669,177
Distributions:
From Net Investment Income:
Class A	—	(248)
Class B	—	(48)
Class C	—	(61)
Class Z	—	(436)
From Net Realized Gains:
Class A	(65,935)	(15,533)
Class B	(15,208)	(2,975)
Class C	(17,606)	(3,815)
Class Z	(142,847)	(27,278)

Total Distributions	(241,596)	(50,394)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,499)	339,695

Total Increase (Decrease) in Net Assets	125,769	958,478
Net Assets:
Beginning of Year	2,125,769	1,167,291

End of Year	$2,251,538	$2,125,769

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$4,063	$1,864
Net Realized Gain (Loss)	30,647	11,073
Net Change in Unrealized Appreciation/Depreciation	9,863	49,990

Net Increase (Decrease) in Net Assets Resulting from Operations	44,573	62,927

Distributions:
From Net Investment Income:
Class A	(46)	(36)
Class B	(19)	(11)
Class C	(9)	(9)
Class K	(1,196)	(523)
Class Z	(2,578)	(1,255)
From Net Realized Gains:
Class A	(352)	—
Class B	(435)	—
Class C	(299)	—
Class K	(5,975)	—
Class Z	(16,835)	—

Total Distributions	(27,744)	(1,834)

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	83,023	(16,592)

Total Increase (Decrease) in Net Assets	99,852	44,501

Net Assets:
Beginning of Year	260,271	215,770

End of Year	$360,123	$260,271

Undistributed Net Investment Income (Loss)	$32	$19

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(381)	$(305)	$(50)	$(47)
Net Realized Gain (Loss)	5,706	3,624	499	225
Net Change in Unrealized Appreciation/Depreciation	821	6,766	(36)	615

Net Increase (Decrease) in Net Assets Resulting from Operations	6,146	10,085	413	793
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	486	(1,142)	(1,019)	(1,326)

Total Increase (Decrease) in Net Assets	6,632	8,943	(606)	(533)

Net Assets:
Beginning of Year	37,750	28,807	3,120	3,653

End of Year	$44,382	$37,750	$2,514	$3,120

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$41	$22	$(845)	$(745)
Net Realized Gain (Loss)	81	(12)	14,045	8,935
Net Change in Unrealized Appreciation/Depreciation	215	342	372	15,584

Net Increase (Decrease) in Net Assets Resulting from Operations	337	352	13,572	23,774
Distributions:
From Net Investment Income:
Class A	(14)	(7)	—	—
Class B	(23)	(10)	—	—
Class C	(6)	(3)	—	—
From Net Realized Gains:
Class A	(15)	—	(5,514)	—
Class B	(23)	—	(108)	—
Class C	(6)	—	(66)	—

Total Distributions	(87)	(20)	(5,688)	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	547	562	7,544	2,173

Total Increase (Decrease) in Net Assets	797	894	15,428	25,947
Net Assets:
Beginning of Year	1,495	601	82,257	56,310

End of Year	$2,292	$1,495	$97,685	$82,257

Undistributed Net Investment Income (Loss)	$1	$2	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(19)	$(39)	$(121)	$(58)
Net Realized Gain (Loss)	188	435	(352)	(68)
Net Change in Unrealized Appreciation/Depreciation	(221)	787	425	890

Net Increase (Decrease) in Net Assets Resulting from Operations	(52)	1,183	(48)	764
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(629)	(479)	(315)	4,011

Total Increase (Decrease) in Net Assets	(681)	704	(363)	4,775
Net Assets:
Beginning of Year	2,193	1,489	5,537	762

End of Year	$1,512	$2,193	$5,174	$5,537

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Advisor Utilities and Energy Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$61	$185
Net Realized Gain (Loss)	2,964	134
Net Change in Unrealized Appreciation/Depreciation	(1,242)	1,523

Net Increase (Decrease) in Net Assets Resulting from Operations	1,783	1,842
Distributions:
From Net Investment Income:
Class A	(47)	(180)
Class B	(7)	(2)
Class C	(5)	(2)
From Net Realized Gains:
Class A	(663)	—
Class B	(30)	—
Class C	(22)	—

Total Distributions	(774)	(184)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,377)	2,271

Total Increase (Decrease) in Net Assets	(8,368)	3,929
Net Assets:
Beginning of Year	10,315	6,386

End of Year	$1,947	$10,315

Undistributed Net Investment Income (Loss)	$3	$1

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(73)	$23
Net Realized Gain (Loss)	9,068	2,100
Net Change in Unrealized Appreciation/Depreciation	848	13,076

Net Increase (Decrease) in Net Assets Resulting from Operations	9,843	15,199
Distributions:
From Net Investment Income:
Class A	—	(20)
Class K	—	(46)
From Net Realized Gains:
Class A	(4,798)	(62)
Class B	(759)	(7)
Class C	(636)	(6)
Class K	(2,151)	(33)

Total Distributions	(8,344)	(174)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(22,266)	92,004

Total Increase (Decrease) in Net Assets	(20,767)	107,029
Net Assets:
Beginning of Year	116,705	9,676

End of Year	$95,938	$116,705

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR COMMON STOCK FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.87	$19.71		$20.15	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.14	)(d)	(0.10)	(0.08	)(d)	(0.04)	(0.00	)(e)
Net Realized and Unrealized Gains (Losses) on Investments	2.21		6.21	(3.76)		(0.36)	1.28

Total from Investment Operations	2.07		6.11	(3.84)		(0.40)	1.28
Less Distributions:
From Net Investment Income	—		—	—		—	(0.03)
From Net Realized Gains	(1.65)		—	—		(0.04)	—

Total Distributions	(1.65)		—	—		(0.04)	(0.03)

Net Asset Value, End of Period	$22.40		$21.98	$15.87		$19.71	$20.15

Ratios and Supplemental Data
Total Return(f)	+9.67%		+38.50%	–19.48%		–1.99%	+6.78%
Net Assets, End of Period (In Millions)	$74		$81	$46		$28	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%	1.6%		1.6%	1.6	%*
Ratio of Expenses to Average Net Assets	1.5%		1.5%	1.6%		1.6%	1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%		(0.6)%	(0.5)%		(0.5)%	(0.2	)%*
Portfolio Turnover Rate(h)	41.6%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.67	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.29	)(d)	(0.24)	(0.22	)(d)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.15		6.10	(3.73)		(0.41)	1.28

Total from Investment Operations	1.86		5.86	(3.95)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	(1.65)		—	—		(0.04)	—

Total Distributions	(1.65)		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.74		$21.53	$15.67		$19.62	$20.16

Ratios and Supplemental Data
Total Return(f)	+8.89%		+37.40%	–20.13%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$38		$39	$24		$16	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%		2.4%	2.4%		2.5%	2.0%*
Ratio of Expenses to Average Net Assets	2.3%		2.3%	2.4%		2.3%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(h)	41.6%		41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR COMMON STOCK FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.68	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.30	)(d)	(0.25)	(0.22	)(d)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.15		6.10	(3.72)		(0.41)	1.28

Total from Investment Operations	1.85		5.85	(3.94)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	(1.65)		—	—		(0.04)	—

Total Distributions	(1.65)		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.73		$21.53	$15.68		$19.62	$20.16

Ratios and Supplemental Data
Total Return(e)	+8.84%		+37.31%	–20.08%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$26		$34	$23		$15	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.4%	2.4%		2.4%	2.0%*
Ratio of Expenses to Average Net Assets	2.3%		2.3%	2.4%		2.2%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(g)	41.6%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS Z
	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$22.15		$15.97	$19.78		$20.16	$25.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.08	)(d)	(0.09)	(0.05	)(d)	(0.02)	0.04
Net Realized and Unrealized Gains (Losses) on Investments	2.23		6.27	(3.76)		(0.32)	(0.59)

Total from Investment Operations	2.15		6.18	(3.81)		(0.34)	(0.55)
Less Distributions:
From Net Investment Income	—		—	—		—	(0.04)
From Net Realized Gains	(1.65)		—	—		(0.04)	(4.46)

Total Distributions	(1.65)		—	—		(0.04)	(4.50)

Net Asset Value, End of Period	$22.65		$22.15	$15.97		$19.78	$20.16

Ratios and Supplemental Data
Total Return(e)	+9.96%		+38.70%	–19.26%		–1.70%	–1.20%
Net Assets, End of Period (In Millions)	$1,162		$1,437	$1,363		$1,703	$1,719
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%		1.4%	1.3%		1.3%	1.2%
Ratio of Expenses to Average Net Assets	1.3%		1.4%	1.3%		1.3%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%		(0.4)%	(0.3)%		(0.1)%	0.2%
Portfolio Turnover Rate(g)	41.6%		41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.72		$8.71		$13.95		$20.22		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.17	)(d)	(0.13	)(d)	(0.14	)(d)	(0.22	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		3.14		(5.10)		(6.05)		2.52

Total from Investment Operations	2.16		3.01		(5.24)		(6.27)		2.51
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	—

Total Distributions	—		—		—		(0.00	)(e)	—

Net Asset Value, End of Period	$13.88		$11.72		$8.71		$13.95		$20.22

Ratios and Supplemental Data
Total Return(f)	+18.43%		+34.56%		–37.56%		–30.98%		+14.16%
Net Assets, End of Period (In Millions)	$10		$10		$6		$7		$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.8%		1.7%		1.6%		1.8%		1.7	%*
Ratio of Expenses to Average Net Assets	1.7%		1.6%		1.6%		1.8%		1.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.3)%		(1.3)%		(1.4)%		(1.3	)%*
Portfolio Turnover Rate(g)	192.3%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.89		$20.21		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(d)	(0.22	)(d)	(0.23	)(d)	(0.28	)(d)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.27		3.09		(5.07)		(6.04)		2.52

Total from Investment Operations	2.03		2.87		(5.30)		(6.32)		2.50
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	—

Total Distributions	—		—		—		(0.00	)(e)	—

Net Asset Value, End of Period	$13.49		$11.46		$8.59		$13.89		$20.21

Ratios and Supplemental Data
Total Return(f)	+17.71%		+33.41%		–38.16%		–31.25%		+14.11%
Net Assets, End of Period (In Millions)	$3		$3		$2		$3		$0	(h)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.5%		2.6%		2.6%		2.9%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0)%		(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(g)	192.3%		249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.88		$20.20		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(d)	(0.21	)(d)	(0.23	)(d)	(0.28	)(d)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.27		3.08		(5.06)		(6.04)		2.51

Total from Investment Operations	2.03		2.87		(5.29)		(6.32)		2.49
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	—

Total Distributions	—		—		—		(0.00	)(e)	—

Net Asset Value, End of Period	$13.49		$11.46		$8.59		$13.88		$20.20

Ratios and Supplemental Data
Total Return(f)	+17.71%		+33.41%		–38.11%		–31.27%		+14.06%
Net Assets, End of Period (In Millions)	$1		$1		$1		$1		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.6%		2.5%		2.8%		2.0	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.4%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0)%		(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(h)	192.3%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS Z

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.68		$8.70		$13.97		$20.21		$23.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.18	)(d)	(0.14	)(d)	(0.16	)(d)	(0.19)		(0.15)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		3.12		(5.11)		(6.05)		(1.90)

Total from Investment Operations	2.15		2.98		(5.27)		(6.24)		(2.05)
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(e)	(0.99)

Total Distributions	—		—		—		(0.00	)(e)	(0.99)

Net Asset Value, End of Period	$13.83		$11.68		$8.70		$13.97		$20.21

Ratios and Supplemental Data
Total Return(f)	+18.41%		+34.25%		–37.72%		–30.86%		–8.47%
Net Assets, End of Period (In Millions)	$54		$58		$65		$128		$185
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%		1.8%		1.8%		1.6%		1.4%
Ratio of Expenses to Average Net Assets	1.8%		1.7%		1.8%		1.6%		1.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.4)%		(1.5)%		(1.2)%		(0.9)%
Portfolio Turnover Rate(h)	192.3%		249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.40		$18.92		$20.17	$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.27	)(c)	(0.12	)(c)	0.03 (c)	(0.14	)(c)	(0.00	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	5.51		9.26		(1.28)	3.18		1.81

Total from Investment Operations	5.24		9.14		(1.25)	3.04		1.81
Less Distributions:
From Net Investment Income	—		(0.01)		—	—		—
From Net Realized Gains	(3.45)		(0.65)		—	(0.04)		—

Total Distributions	(3.45)		(0.66)		—	(0.04)		—

Net Asset Value, End of Period	$29.19		$27.40		$18.92	$20.17		$17.17

Ratios and Supplemental Data
Total Return(e)	+19.89%		+48.49%		–6.20%	+17.70%		+11.78%
Net Assets, End of Period (In Millions)	$598		$674		$335	$169		$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%	1.6%		1.6	%*
Ratio of Expenses to Average Net Assets	1.5%		1.5%		1.6%	1.6%		1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0)%		(0.5)%		0.1%	(0.7)%		(0.8	)%*
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%	42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.79		$18.66		$20.05		$17.16		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.47	)(c)	(0.29	)(c)	(0.14	)(c)	(0.25	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	5.34		9.08		(1.25)		3.18		1.81

Total from Investment Operations	4.87		8.79		(1.39)		2.93		1.80
Less Distributions:
From Net Investment Income	—		(0.01)		—		—		—
From Net Realized Gains	(3.45)		(0.65)		—		(0.04)		—

Total Distributions	(3.45)		(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$28.21		$26.79		$18.66		$20.05		$17.16

Ratios and Supplemental Data
Total Return(e)	+18.95%		+47.28%		–6.93%		+17.07%		+11.72%
Net Assets, End of Period (In Millions)	$137		$126		$76		$40		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%		2.4%		2.4%		2.5%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%		2.4%		2.4%		2.3%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(1.4)%		(0.7)%		(1.4)%		(0.8	)%*
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%		42.0%		60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.83		$18.68		$20.07		$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.47	)(c)	(0.28	)(c)	(0.13	)(c)	(0.24	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	5.36		9.09		(1.26)		3.18		1.82

Total from Investment Operations	4.89		8.81		(1.39)		2.94		1.81

Less Distributions:
From Net Investment Income	—		(0.01)		—		—		—
From Net Realized Gains	(3.45)		(0.65)		—		(0.04)		—

Total Distributions	(3.45)		(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$28.27		$26.83		$18.68		$20.07		$17.17

Ratios and Supplemental Data
Total Return(d)	+19.00%		+47.34%		–6.93%		+17.12%		+11.78%
Net Assets, End of Period (In Millions)	$157		$159		$98		$38		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%		2.3%		2.4%		2.4%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%		2.3%		2.4%		2.2%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(1.3)%		(0.6)%		(1.4)%		(0.7	)%*
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%		42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS Z

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.53		$18.98		$20.22	$17.17	$13.59
Income From Investment Operations:
Net Investment Income (Loss)	(0.22	)(c)	(0.09	)(c)	0.04 (c)	(0.08)	0.00	(g)
Net Realized and Unrealized Gains (Losses) on Investments	5.54		9.30		(1.28)	3.17	3.58

Total from Investment Operations	5.32		9.21		(1.24)	3.09	3.58

Less Distributions:
From Net Investment Income	—		(0.01)		—	—	—
From Net Realized Gains	(3.45)		(0.65)		—	(0.04)	—

Total Distributions	(3.45)		(0.66)		—	(0.04)	—

Net Asset Value, End of Period	$29.40		$27.53		$18.98	$20.22	$17.17

Ratios and Supplemental Data
Total Return(d)	+20.09%		+48.70%		–6.13%	+17.99%	+26.34%
Net Assets, End of Period (In Millions)	$1,359		$1,167		$659	$541	$249
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%		1.4%		1.5%	1.4%	1.4%
Ratio of Expenses to Average Net Assets	1.4%		1.4%		1.5%	1.4%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%		(0.4)%		0.2%	(0.5)%	0.0	%(g)
Portfolio Turnover Rate(f)	34.2%		30.2%		28.2%	42.0%	60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount calculated is less than $0.005 or 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65	$13.66	$17.83	$20.65	$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.14	0.12 (d)	0.05	0.00	(e)
Net Realized and Unrealized Gains (Losses) on Investments	2.22	4.00	(2.77)	(2.56)	0.68

Total from Investment Operations	2.42	4.14	(2.65)	(2.51)	0.68
Less Distributions:
From Net Investment Income	(0.18)	(0.15)	(0.16)	(0.06)	(0.02)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)	—

Total Distributions	(1.52)	(0.15)	(1.52)	(0.31)	(0.02)

Net Asset Value, End of Period	$18.55	$17.65	$13.66	$17.83	$20.65

Ratios and Supplemental Data
Total Return(f)	+14.08%	+30.48%	–16.34%	–12.17%	+3.45%
Net Assets, End of Period (In Millions)	$5	$5	$3	$3	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.3%	1.8%	1.3	%*
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.3%	1.8%	1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.1%	1.0%	0.9%	0.1%	0.1	%*
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%	116.1%	14.4%

STRONG ADVISOR U.S. VALUE FUND—CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.64	$13.67	$17.81	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.03	0.02 (d)	(0.00	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.21	3.98	(2.78)	(2.60)		0.69

Total from Investment Operations	2.28	4.01	(2.76)	(2.60)		0.68
Less Distributions:
From Net Investment Income	(0.06)	(0.04)	(0.02)	—		(0.01)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)		—

Total Distributions	(1.40)	(0.04)	(1.38)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.52	$17.64	$13.67	$17.81		$20.66

Ratios and Supplemental Data
Total Return(f)	+13.20%	+29.37%	–17.01%	–12.60%		+3.43%
Net Assets, End of Period (In Millions)	$6	$5	$3	$2		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	2.2%	2.2%	2.9%		2.0%*
Ratio of Expenses to Average Net Assets	2.1%	2.2%	2.1%	2.3%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.2%	0.1%	(0.4%)		(0.5%)*
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%	116.1%		14.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(b)(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.56	$13.61	$17.82	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.03	0.02 (d)	(0.00	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.20	3.97	(2.78)	(2.59)		0.69

Total from Investment Operations	2.26	4.00	(2.76)	(2.59)		0.68
Less Distributions:
From Net Investment Income	(0.04)	(0.05)	(0.09)	—		(0.01)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)		—

Total Distributions	(1.38)	(0.05)	(1.45)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.44	$17.56	$13.61	$17.82		$20.66

Ratios and Supplemental Data
Total Return(f)	+13.15%	+29.42%	–17.05%	–12.55%		+3.42%
Net Assets, End of Period (In Millions)	$4	$4	$1	$1		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	2.2%	2.2%	2.4%		2.0%*
Ratio of Expenses to Average Net Assets	2.2%	2.2%	2.2%	2.2%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.3%	0.2%	0.2%	(0.3)%		(0.5)%*
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%	116.1%		14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.52	$13.56	$17.82
Income From Investment Operations:
Net Investment Income (Loss)	0.27	0.16	0.22 (d)
Net Realized and Unrealized Gains (Losses) on Investments	2.21	4.02	(2.81)

Total from Investment Operations	2.48	4.18	(2.59)
Less Distributions:
From Net Investment Income	(0.26)	(0.22)	(0.36)
From Net Realized Gains	(1.34)	—	(1.36)

Total Distributions	(1.60)	(0.22)	(1.72)

Net Asset Value, End of Period	$18.40	$17.52	$13.56

Ratios and Supplemental Data
Total Return(f)	+14.53%	+31.03%	–15.98%
Net Assets, End of Period (In Millions)	$92	$87	$11
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.1%	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.5%	1.3%	1.6%
Portfolio Turnover Rate(h)	46.9%	53.4%	89.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(d)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS Z

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.15	0.05 (c)	0.11	0.03	0.05
Net Realized and Unrealized Gains (Losses) on Investments	2.24	3.99	(2.79)	(2.53)	(0.52)	1.53

Total from Investment Operations	2.44	4.14	(2.74)	(2.42)	(0.49)	1.58
Less Distributions:
From Net Investment Income	(0.19)	(0.11)	(0.03)	(0.11)	(0.03)	(0.05)
From Net Realized Gains	(1.34)	—	(1.36)	(0.25)	(0.46)	(0.48)

Total Distributions	(1.53)	(0.11)	(1.39)	(0.36)	(0.49)	(0.53)

Net Asset Value, End of Period	$18.68	$17.77	$13.74	$17.87	$20.65	$21.63

Ratios and Supplemental Data
Total Return(d)	+14.11%	+30.23%	–16.86%	–11.72%	–2.17%	+7.72%
Net Assets, End of Period (In Millions)	$252	$159	$197	$186	$251	$252
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.6%	1.9%	1.2%	1.1%*	1.0%
Ratio of Expenses to Average Net Assets	1.3%	1.6%	1.9%	1.2%	1.1%*	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.2%	0.8%	0.3%	0.6%	0.8%*	0.3%
Portfolio Turnover Rate(e)	46.9%	53.4%	89.8%	116.1%	14.4%	46.5%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.08	$7.55		$10.59		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	(0.07	)(c)	(0.10	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.65	2.60		(2.94)		0.86 (g)

Total from Investment Operations	1.55	2.53		(3.04)		0.85
Less Distributions:
From Net Investment Income	—	—		—		—
From Net Realized Gains	—	—		—		(0.26)

Total Distributions	—	—		—		(0.26)

Net Asset Value, End of Period	$11.63	$10.08		$7.55		$10.59

Ratios and Supplemental Data
Total Return(d)	+15.38%	+33.51%		–28.71%		+8.45%
Net Assets, End of Period (In Millions)	$43	$37		$28		$28
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.7%	1.7%		2.0%		2.4%*
Ratio of Expenses to Average Net Assets	1.7%	1.6%		2.0%		2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%	(0.9)%		(1.2)%		(1.1)%*
Portfolio Turnover Rate(e)	168.3%	234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(g)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97	$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.17)	(0.12	)(c)	(0.12	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.61	2.58		(2.94)		0.87	(d)

Total from Investment Operations	1.44	2.46		(3.06)		0.83
Less Distributions:
From Net Investment Income	—	—		—		—
From Net Realized Gains	—	—		—		(0.26)

Total Distributions	—	—		—		(0.26)

Net Asset Value, End of Period	$11.41	$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return(e)	+14.44%	+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$1	$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.5%	2.5%		4.7%		2.7	%*
Ratio of Expenses to Average Net Assets	2.4%	2.1%		2.2%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%	(1.3)%		(1.4)%		(1.6	)%*
Portfolio Turnover Rate(g)	168.3%	234.1%		420.4%		54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97	$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.18)	(0.12	)(c)	(0.13	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.62	2.58		(2.93)		0.87	(d)

Total from Investment Operations	1.44	2.46		(3.06)		0.83
Less Distributions:
From Net Investment Income	—	—		—		—
From Net Realized Gains	—	—		—		(0.26)

Total Distributions	—	—		—		(0.26)

Net Asset Value, End of Period	$11.41	$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return(e)	+14.44%	+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$0 (f)	$0	(f)	$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.6%	2.6%		4.2%		2.7	%*
Ratio of Expenses to Average Net Assets	2.5%	2.1%		2.3%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%	(1.4)%		(1.5)%		(1.6	)%*
Portfolio Turnover Rate(g)	168.3%	234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.99		$4.79		$6.62		$10.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.12	)(c)	(0.05	)(c)	(0.10	)(c)	(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.20		1.25		(1.73)		(3.57)	0.27

Total from Investment Operations	1.08		1.20		(1.83)		(3.64)	0.26
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$7.07		$5.99		$4.79		$6.62	$10.26

Ratios and Supplemental Data
Total Return(d)	+18.03%		+25.05%		–27.64%		–35.48%	+2.60%
Net Assets, End of Period (In Millions)	$1		$2		$2		$5	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.9%		3.0%		2.9%		3.4%	7.3	%*
Ratio of Expenses to Average Net Assets	2.1%		1.3%		2.1%		1.5%	2.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%		(1.0)%		(1.7)%		(0.9)%	(1.0	)%*
Portfolio Turnover Rate(e)	98.3%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR FOCUS FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.09	)(c)	(0.11	)(c)	(0.08)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.18		1.23		(1.71)		(3.60)	0.24

Total from Investment Operations	1.05		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.92		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return(d)	+17.89%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$1		$1		$1		$2	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	4.7%		3.9%		4.1%		4.6%	8.1	%*
Ratio of Expenses to Average Net Assets	2.3%		2.0%		2.4%		2.4%	3.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1)%		(1.7)%		(2.0)%		(1.7)%	(1.6	)%*
Portfolio Turnover Rate(e)	98.3%		248.9%		350.1%		605.7%	45.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.09	)(c)	(0.11	)(c)	(0.09)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	1.18		1.23		(1.71)		(3.59)	0.25

Total from Investment Operations	1.05		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.92		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return(d)	+17.89%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$1	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	4.7%		3.8%		3.9%		4.3%	8.1	%*
Ratio of Expenses to Average Net Assets	2.3%		1.9%		2.4%		2.4%	4.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1)%		(1.6)%		(2.0)%		(1.7)%	(2.7	)%*
Portfolio Turnover Rate(f)	98.3%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.47		$8.84		$10.41		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.28	(c)	0.18	(c)	(0.06	)(c)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	1.93		2.59		(1.51)		0.44

Total from Investment Operations	2.21		2.77		(1.57)		0.41
Less Distributions:
From Net Investment Income	(0.25)		(0.14)		—		—
From Net Realized Gains	(0.27)		—		—		—

Total Distributions	(0.52)		(0.14)		—		—

Net Asset Value, End of Period	$13.16		$11.47		$8.84		$10.41

Ratios and Supplemental Data
Total Return(d)	+19.38%		+31.38%		–15.08%		+4.10%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	4.8%		7.7%		52.4%		2.2	%*
Ratio of Expenses to Average Net Assets	0.0	%(h)	0.0	%(h)	2.2%		2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%		1.8%		(0.6)%		(1.1	)%*
Portfolio Turnover Rate(f)	28.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000 (Note 1).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(h)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.45		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.28	(c)	0.20	(c)	(0.08	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.92		2.58		(1.50)		0.44

Total from Investment Operations	2.20		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.25)		(0.15)		—		—
From Net Realized Gains	(0.27)		—		—		—

Total Distributions	(0.52)		(0.15)		—		—

Net Asset Value, End of Period	$13.13		$11.45		$8.82		$10.40

Ratios and Supplemental Data
Total Return(d)	+19.32%		+31.58%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.5%		8.6%		52.0%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%		2.0%		(0.8)%		(1.6	)%*
Portfolio Turnover Rate(g)	28.1%		88.1%		46.9%		4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.43		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.28	(c)	0.21	(c)	(0.06	)(c)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.93		2.57		(1.52)		0.44

Total from Investment Operations	2.21		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.25)		(0.17)		—		—
From Net Realized Gains	(0.27)		—		—		—

Total Distributions	(0.52)		(0.17)		—		—

Net Asset Value, End of Period	$13.12		$11.43		$8.82		$10.40

Ratios and Supplemental Data
Total Return(d)	+19.44%		+31.52%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.5%		8.4%		52.5%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%		2.1%		(0.7)%		(1.6	)%*
Portfolio Turnover Rate(g)	28.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Amount calculated is less than 0.05%.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.36		$6.10		$7.99		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(b)	(0.07	)(b)	(0.07	)(b)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.47		2.33		(1.81)		(2.00	)(c)

Total from Investment Operations	1.38		2.26		(1.88)		(2.01)

Less Distributions:
From Net Realized Gains	(0.58)		—		(0.01)		—

Total Distributions	(0.58)		—		(0.01)		—

Net Asset Value, End of Period	$9.16		$8.36		$6.10		$7.99

Ratios and Supplemental Data
Total Return(d)	+16.80%		+37.05%		–23.52%		–20.10%
Net Assets, End of Period (In Millions)	$95		$81		$56		$57
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%		4.4%
Ratio of Expenses to Average Net Assets	1.6%		1.6%		1.6%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0)%		(1.0)%		(1.1)%		(0.8)%
Portfolio Turnover Rate(e)	168.7%		243.6%		437.3%		359.7%

STRONG ADVISOR SELECT FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.94		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(b)	(0.12	)(b)	(0.12	)(b)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.42		2.28		(1.79)		(1.97	)(c)

Total from Investment Operations	1.27		2.16		(1.91)		(2.06)
Less Distributions:
From Net Realized Gains	(0.58)		—		(0.01)		—

Total Distributions	(0.58)		—		(0.01)		—

Net Asset Value, End of Period	$8.87		$8.18		$6.02		$7.94

Ratios and Supplemental Data
Total Return(d)	+15.82%		+35.88%		–24.04%		–20.60%
Net Assets, End of Period (In Millions)	$2		$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.4%		2.4%		12.4%
Ratio of Expenses to Average Net Assets	2.4%		2.3%		2.4%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(1.8)%		(1.9)%		(1.7)%
Portfolio Turnover Rate(e)	168.7%		243.6%		437.3%		359.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.93		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(b)	(0.13	)(b)	(0.12	)(b)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	1.43		2.29		(1.78)		(1.97	)(c)

Total from Investment Operations	1.27		2.16		(1.90)		(2.07)
Less Distributions:
From Net Realized Gains	(0.58)		—		(0.01)		—

Total Distributions	(0.58)		—		(0.01)		—

Net Asset Value, End of Period	$8.87		$8.18		$6.02		$7.93

Ratios and Supplemental Data
Total Return(d)	+15.82%		+35.88%		–23.95%		–20.70%
Net Assets, End of Period (In Millions)	$1		$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%		2.5%		2.3%		12.8%
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.3%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%		(1.8)%		(1.8)%		(1.7)%
Portfolio Turnover Rate(f)	168.7%		243.6%		437.3%		359.7%

STRONG ADVISOR TECHNOLOGY FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.43	$4.24		$7.22		$9.27	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10	)(b)	(0.11	)(b)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	3.29		(2.87)		(1.99)	(0.68)

Total from Investment Operations	(0.34)	3.19		(2.98)		(2.04)	(0.73)
Less Distributions:
From Net Investment Income	—	—		—		—	—
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$7.09	$7.43		$4.24		$7.22	$9.27

Ratios and Supplemental Data
Total Return(d)	–4.58%	+75.24%		–41.27%		–21.98%	–7.30%
Net Assets, End of Period (In Millions)	$1	$1		$1		$2	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.2%	3.6%		3.3%		7.0%	17.2%*
Ratio of Expenses to Average Net Assets	1.8%	2.2%		2.3%		1.6%	9.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%	(1.8)%		(2.1)%		(1.0)%	(8.2)%*
Portfolio Turnover Rate(f)	145.7%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(c)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR TECHNOLOGY FUND — CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.32	$4.17		$7.13		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.08)	(0.11	)(c)	(0.11	)(c)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	3.26		(2.85)		(2.03)	(0.66)

Total from Investment Operations	(0.33)	3.15		(2.96)		(2.12)	(0.74)

Less Distributions:
From Net Investment Income	—	—		—		—	—
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.99	$7.32		$4.17		$7.13	$9.26

Ratios and Supplemental Data
Total Return(d)	–4.51%	+75.54%		–41.51%		–22.87%	–7.40%
Net Assets, End of Period (In Millions)	$1	$1		$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	5.9%	4.5%		4.5%		9.3%	17.3%*
Ratio of Expenses to Average Net Assets	1.8%	2.2%		2.4%		2.5%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%	(1.7)%		(2.2)%		(1.9)%	(9.7)%*
Portfolio Turnover Rate(f)	145.7%	184.5%		136.5%		157.9%	49.3%

STRONG ADVISOR TECHNOLOGY FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.30	$4.16		$7.11		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.10	)(c)	(0.12	)(c)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.25)	3.24		(2.83)		(2.05)	(0.66)

Total from Investment Operations	(0.34)	3.14		(2.95)		(2.14)	(0.74)

Less Distributions:
From Net Investment Income	—	—		—		—	—
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.96	$7.30		$4.16		$7.11	$9.26

Ratios and Supplemental Data
Total Return(d)	–4.66%	+75.48%		–41.49%		–23.09%	–7.40%
Net Assets, End of Period (In Millions)	$0 (e)	$0	(e)	$0	(e)	$1	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	6.0%	4.5%		4.2%		8.9%	17.3%*
Ratio of Expenses to Average Net Assets	1.8%	2.2%		2.5%		2.4%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%	(1.8)%		(2.2)%		(1.8)%	(9.7)%*
Portfolio Turnover Rate(f)	145.7%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS A

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.24	)(c)	(0.14	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	0.30		4.29		(2.72)

Total from Investment Operations	0.06		4.05		(2.86)

Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.25		$11.19		$7.14

Ratios and Supplemental Data
Total Return(d)	+0.54%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$2		$3		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.6%		3.8%		14.1	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	116.6%		114.0%		98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.18		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.23	)(c)	(0.14	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	0.30		4.27		(2.72)

Total from Investment Operations	0.06		4.04		(2.86)

Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.24		$11.18		$7.14

Ratios and Supplemental Data
Total Return(d)	+0.54%		+56.58%		–28.60%
Net Assets, End of Period (In Millions)	$2		$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.4%		4.7%		14.9	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	116.6%		114.0%		98.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S.SMALL/MID CAP GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.24	)(c)	(0.23	)(c)	(0.13	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	0.30		4.28		(2.73)

Total from Investment Operations	0.06		4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.25		$11.19		$7.14

Ratios and Supplemental Data
Total Return(d)	+0.54%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$1		$2		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.5%		4.7%		15.3	%*
Ratio of Expenses to Average Net Assets	2.4%		2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3)%		(2.3)%		(2.4	)%*
Portfolio Turnover Rate(f)	116.6%		114.0%		98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.63	$9.02	$10.00
Income From Investment Operations:
Net Investment Income	0.08 (c)	0.14	0.08 (c)
Net Realized and Unrealized Gains (Losses) on Investments	2.29	1.61	(1.00)

Total from Investment Operations	2.37	1.75	(0.92)
Less Distributions:
From Net Investment Income	(0.14)	(0.14)	(0.06)
From Net Realized Gains	(0.97)	—	—

Total Distributions	(1.11)	(0.14)	(0.06)

Net Asset Value, End of Period	$11.89	$10.63	$9.02

Ratios and Supplemental Data
Total Return(d)	+22.68%	+19.61%	–9.21%
Net Assets, End of Period (In Millions)	$1	$10	$6
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	1.9%	2.2%*
Ratio of Expenses to Average Net Assets	2.1%	1.9%	2.2%*
Ratio of Net Investment Income to Average Net Assets	0.7%	1.5%	2.0%*
Portfolio Turnover Rate(f)	121.6%	174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS B

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.64		$9.04	$10.00
Income From Investment Operations:
Net Investment Income	0.00	(c)(d)	0.09	0.06 (c)
Net Realized and Unrealized Gains on Investments	2.32		1.62	(1.00)

Total from Investment Operations	2.32		1.71	(0.94)
Less Distributions:
From Net Investment Income	(0.23)		(0.11)	(0.02)
From Net Realized Gains	(0.97)		—	—

Total Distributions	(1.20)		(0.11)	(0.02)

Net Asset Value, End of Period	$11.76		$10.64	$9.04

Ratios and Supplemental Data
Total Return(e)	+22.13%		+18.97%	–9.39%
Net Assets, End of Period (In Millions)	$0	(f)	$0 (f)	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.0%		2.7%	5.1%*
Ratio of Expenses to Average Net Assets	2.7%		2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.0%		1.0%	1.6%*
Portfolio Turnover Rate(g)	121.6%		174.2%	46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.62		$9.02	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(c)(d)	0.09	0.05 (c)
Net Realized and Unrealized Gains (Losses) on Investments	2.31		1.61	(0.99)

Total from Investment Operations	2.31		1.70	(0.94)
Less Distributions:
From Net Investment Income	(0.23)		(0.10)	(0.04)
From Net Realized Gains (Losses)	(0.97)		—	—

Total Distributions	(1.20)		(0.10)	(0.04)

Net Asset Value, End of Period	$11.73		$10.62	$9.02

Ratios and Supplemental Data
Total Return(e)	+22.07%		+18.97%	–9.45%
Net Assets, End of Period (In Millions)	$0	(f)	$0 (f)	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.0%		2.7%	5.3%*
Ratio of Expenses to Average Net Assets	2.7%		2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.0%		0.9%	1.3%*
Portfolio Turnover Rate(g)	121.6%		174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS A

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002(b)		Sep. 30, 2002(c)	Sep. 30, 2001	Sep. 30, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.81	$8.81		$8.24		$9.65	$14.67	$11.72
Income From Investment Operations:
Net Investment Income	(0.01)	(0.00	)(d)(e)	0.01	(e)	0.07	0.12	0.14
Net Realized and Unrealized Gains (Losses) on Investments	1.12	2.02		0.57		(1.10)	(3.79)	3.26

Total from Investment Operations	1.11	2.02		0.58		(1.03)	(3.67)	3.40
Less Distributions:
From Net Investment Income	—	(0.01)		(0.01)		(0.05)	(0.12)	(0.14)
From Net Realized Gains	(0.95)	(0.01)		—		(0.33)	(1.23)	(0.31)

Total Distributions	(0.95)	(0.02)		(0.01)		(0.38)	(1.35)	(0.45)

Net Asset Value, End of Period	$10.97	$10.81		$8.81		$8.24	$9.65	$14.67

Ratios and Supplemental Data
Total Return(f)	+10.69%	+22.93%		+6.99%		–11.47%	–26.39%	+29.48%
Net Assets, End of Period (In Millions)	$55	$67		$9		$6	$4	$5
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.7%		3.1	%*	3.7%	4.7%	3.8%
Ratio of Expenses to Average Net Assets	1.5%	1.5%		1.5	%*	1.5%	1.5%	1.5%
Ratio of Net Investment Income to Average Net Assets	(0.1)%	(0.0	)%(d)	0.1	%*	0.8%	1.0%	1.1%
Portfolio Turnover Rate(g)	190.5%	148.2%		36.4%		190.4%	221.6%	142.7%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS B

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income	(0.09)	(0.10	)(e)	(0.02	)(e)
Net Realized and Unrealized Gains on Investments	1.08	2.01		0.60

Total from Investment Operations	0.99	1.91		0.58
Less Distributions:
From Net Investment Income	—	(0.00	)(d)	—
From Net Realized Gains	(0.95)	(0.01)		—

Total Distributions	(0.95)	(0.01)		—

Net Asset Value, End of Period	$10.73	$10.69		$8.79

Ratios and Supplemental Data
Total Return(f)	+9.67%	+21.74%		+7.06%
Net Assets, End of Period (In Millions)	$9	$8		$0	(i)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.4%	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(0.9)%	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(g)	190.5%	148.2%		36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(i)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS C

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.11)	(0.10	)(c)	(0.02	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.09	2.01		0.60

Total from Investment Operations	0.98	1.91		0.58
Less Distributions:
From Net Investment Income	—	—		(0.00	)(d)
From Net Realized Gains (Losses)	(0.95)	(0.01)		—

Total Distributions	(0.95)	(0.01)		(0.00	)(d)

Net Asset Value, End of Period	$10.72	$10.69		$8.79

Ratios and Supplemental Data
Total Return(e)	+9.57%	+21.73%		+7.09%
Net Assets, End of Period (In Millions)	$7	$6		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.5%	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.0)%	(1.0)%		(0.2	)*%
Portfolio Turnover Rate(g)	190.5%	148.2%		36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.84	$8.80	$8.21
Income From Investment Operations:
Net Investment Income	0.06	0.05 (c)	0.02	(c)
Net Realized and Unrealized Losses on Investments	1.12	2.03	0.59

Total from Investment Operations	1.18	2.08	0.61
Less Distributions:
From Net Investment Income	—	(0.03)	(0.02)
From Net Realized Gains	(0.95)	(0.01)	—

Total Distributions	(0.95)	(0.04)	(0.02)

Net Asset Value, End of Period	$11.07	$10.84	$8.80

Ratios and Supplemental Data
Total Return(e)	+11.32%	+23.66%	+7.38%
Net Assets, End of Period (In Millions)	$24	$35	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	1.4%	2.9	%*
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0	%*
Ratio of Net Investment Income to Average Net Assets	0.4%	0.5%	1.1	%*
Portfolio Turnover Rate(g)	190.5%	148.2%	36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Advisor Equity Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Common Stock Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Mid Cap Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Small Cap Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor U.S. Value Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Advisor Endeavor Large Cap Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Focus Fund(2) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor International Core Fund(1) (a series fund of Strong International Equity Funds, Inc.)

•	Strong Advisor Select Fund(2) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Technology Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor U.S. Small/Mid Cap Growth Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Utilities and Energy Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Large Company Core Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1) Diversified Fund.

(2) Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor Small Cap Value Fund offer Class A, B, C, and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K, and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Utilities and Energy Fund offer Class A, B, and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C, and K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B, and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Small Cap Value Fund	$14,010,073	$15,568,443	0.7%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds, except Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund, have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Advisor Common Stock Fund and Strong Advisor U.S. Value Fund had securities with a market value of $51,720,204 and $8,841,705, respectively, on loan and had received $53,056,922 and $9,099,275, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled, $143,323, $987, and $12,336 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor U.S. Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Redemption Fees — Class A shares of Strong Advisor Large Company Core Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Class A, B, and C shares of Strong Advisor International Core Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8. Strong Advisor International Core Fund did not collect any redemption fees during the period.

(R)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administrative Fees
	Advisory Fees(1)	Class A	Class B	Class C	Class K	Class Z
Strong Advisor Common Stock Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Small Cap Value Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor U.S. Value Fund	0.55%	0.30%	0.30%	0.30%	0.25%	0.30%
Strong Advisor Endeavor Large Cap Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Focus Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor International Core Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Select Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Technology Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Utilities and Energy Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Large Company Core Fund	0.75%	0.30%	0.30%	0.30%	0.25%	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2005, to keep Net Annual Operating Expenses at or below the following percentages:

	Class A		Class B	Class C	Class K		Class Z
Strong Advisor Common Stock Fund	*		2.50%	*	*	*	*
Strong Advisor Mid Cap Growth Fund	*		2.50%	2.50%	*	*	*
Strong Advisor Small Cap Value Fund	*		*	*	*	*	*
Strong Advisor U.S. Value Fund	2.50%		2.50%	2.50%	0.99%		*
Strong Advisor Endeavor Large Cap Fund	*		2.50%	2.50%	*	*	*	*
Strong Advisor Focus Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor International Core Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Select Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Technology Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Utilities and Energy Fund	*		*	*	*	*	*	*
Strong Advisor Large Company Core Fund	1.50	%(1)	2.50%	2.50%	0.99%		*	*

*	Contractual rate not applicable to Class.
**	Does not offer share class.
(1)	The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 10), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.010% for the Strong Advisor Focus Fund and 0.033% for the Funds with the exception of the Strong Advisor Focus Fund and the Strong Advisor International Core Fund from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for Class Z shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds’ Class A, B, C, and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Class A, B, and C shares. Under the plan, Strong Investments, Inc. (the “Distributor” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B, and C shares. See Note 4.

The Funds’ Class A, B, and C shares have sales charges (loads) charged to shareholders. The Funds’ Class A shares have a maximum 5.75% front-end sales charge. The Funds’ Class A shares, except Strong Advisor Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Certain of these sales charges may be waived in limited circumstances.

For the year ended December 31, 2004, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $6,995, Strong Advisor Mid Cap Growth Fund $1,526, Strong Advisor Small Cap Value Fund $11,071, Strong Advisor U.S. Value Fund $1,394, Strong Advisor Endeavor Large Cap Fund $833, Strong Advisor Focus Fund $8, Strong Advisor International Core Fund $623, Strong Advisor Select Fund $8,144, Strong Advisor Technology Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $2,085, Strong Advisor Utilities and Energy Fund $3,104, and Strong Advisor Large Company Core Fund $11,178.

For the year ended December 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Common Stock Fund $117,659, Strong Advisor Mid Cap Growth Fund $13,467, Strong Advisor Small Cap Value Fund $292,835, Strong Advisor U.S. Value Fund $18,810, Strong Advisor Endeavor Large Cap Fund $7,310, Strong Advisor Focus Fund $10,747, Strong Advisor International Core Fund $249, Strong Advisor Select Fund $3,297, Strong Advisor Technology Fund $1,983, Strong Advisor U.S. Small/Mid Cap Growth Fund $5,324, Strong Advisor Utilities and Energy Fund $0, and Strong Advisor Large Company Core Fund $33,497.

Through December 31, 2004, Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, managed the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services.

Through December 31, 2004, W.H. Reaves & Co., Inc. (“Reaves”) managed the investments of Strong Advisor Utilities and Energy Fund under a subadvisory agreement with the Advisor. Reaves was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services. The investment subadvisory fees were based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees were also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affected purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2004, totaled $27,577.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Advisor Common Stock Fund	$238,871	$3,096,442	$1,218	$61,522
Strong Advisor Mid Cap Growth Fund	22,907	305,003	2,063	3,294
Strong Advisor Small Cap Value Fund	385,320	5,106,123	714	75,486
Strong Advisor U.S. Value Fund	85,094	1,000,805	24,495	11,784
Strong Advisor Endeavor Large Cap Fund	10,437	79,810	1,877	2,058
Strong Advisor Focus Fund	(798)	5,589	18	973
Strong Advisor International Core Fund	(14)	3,715	18	919
Strong Advisor Select Fund	17,733	158,480	1,622	3,297
Strong Advisor Technology Fund	71	3,196	(7)	934
Strong Advisor U.S. Small/Mid Cap Growth Fund	554	11,234	51	992
Strong Advisor Utilities and Energy Fund	2,570	18,137	8	1,223
Strong Advisor Large Company Core Fund	15,008	214,747	782	3,695

At December 31, 2004, Strong Financial Corporation, the Advisor’s parent, owned 11% and 12% of the outstanding shares of Strong Advisor U.S. Small/Mid Cap Growth Fund and Strong Advisor Utilities and Energy Fund, respectively.

At December 31, 2004, the Distributor owned 18% of the outstanding shares of Strong Advisor International Core Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Common Stock Fund
Class A	$228,909	$154,099	$29,502	$190,757	$38
Class B	112,002	77,638	10,795	373,340	180
Class C	89,390	61,670	15,923	297,967	1,572
Class Z	3,833,576	2,799,279	350,153	—	3,378
Strong Advisor Mid Cap Growth Fund
Class A	28,000	18,965	11,485	23,334	172
Class B	8,431	6,239	707	28,102	22
Class C	1,908	1,408	80	6,359	24
Class Z	154,054	277,430	74,689	—	2,807
Strong Advisor Small Cap Value Fund
Class A	1,789,907	1,215,772	199,186	1,491,589	122
Class B	374,862	270,132	41,128	1,249,541	1,140
Class C	449,504	316,101	62,582	1,498,348	2,329
Class Z	3,544,194	3,301,167	404,982	—	1,725
Strong Advisor U.S. Value Fund
Class A	13,364	9,167	1,915	11,136	163
Class B	17,261	12,228	2,209	57,538	46
Class C	12,969	9,498	3,897	43,232	827
Class K	206,023	164,821	685	—	4,619
Class Z	697,798	803,956	248,618	—	19,976
Strong Advisor Endeavor Large Cap Fund
Class A	115,573	77,070	5,584	96,310	1,881
Class B	2,466	1,709	284	8,219	3
Class C	1,288	931	437	4,292	92
Strong Advisor Focus Fund
Class A	3,465	2,433	388	2,887	11
Class B	3,259	2,499	555	10,865	10
Class C	833	633	208	2,775	22
Strong Advisor International Core Fund
Class A	1,867	1,288	252	1,556	7
Class B	2,723	1,945	374	9,119	9
Class C	683	477	106	2,288	7
Strong Advisor Select Fund
Class A	231,919	154,690	4,166	193,266	1,624
Class B	2,809	1,966	371	9,444	3
Class C	2,506	1,781	402	8,380	37
Strong Advisor Technology Fund
Class A	2,376	1,614	426	1,980	12
Class B	1,552	1,087	291	5,174	4
Class C	653	475	212	2,172	11
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	7,660	5,203	1,077	6,383	32
Class B	4,100	2,821	611	13,666	11
Class C	4,226	2,890	1,615	14,086	329
Strong Advisor Utilities and Energy Fund
Class A	25,554	17,057	215	21,295	21
Class B	858	593	65	2,875	4
Class C	674	464	87	2,246	5
Strong Advisor Large Company Core Fund
Class A	182,630	122,861	6,193	152,191	252
Class B	25,472	17,722	3,876	84,905	57
Class C	21,976	15,184	12,068	73,253	734
Class K	72,873	58,298	9,478	—	420

For the year ended December 31, 2004, the class specific expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage	Earnings Credits
Strong Advisor Common Stock Fund
Class A	$(4,691)	$(194)	$—	$—
Class B	(3,438)	—	—	—
Class C	(3,323)	—	—	—
Class Z	(25,848)	—	—	—
Fund Level	(410,853)	—	(95,052)	(425)
Strong Advisor Mid Cap Growth Fund
Class A	(752)	—	—	—
Class B	(548)	—	—	—
Class C	(226)	—	—	—
Class Z	(6,626)	—	—	—
Fund Level	(18,890)	—	(6,030)	(66)
Strong Advisor Small Cap Value Fund
Class A	(47,064)	(1,116)	—	—
Class B	(15,004)	—	—	—
Class C	(16,535)	—	—	—
Class Z	(45,370)	(535)	—	—
Fund Level	(603,883)	—	(100,922)	(1,217)
Strong Advisor U.S. Value Fund
Class A	(596)	—	—	—
Class B	(765)	—	—	—
Class C	(879)	—	—	—
Class K	(62,507)	—	—	—
Class Z	(7,497)	—	—	—
Fund Level	(100,280)	—	(37,546)	(88)
Strong Advisor Endeavor Large Cap Fund
Class A	(60)	—	—	—
Class B	(45)	—	—	—
Class C	(279)	—	—	—
Fund Level	(12,224)	—	(2,821)	(12)
Strong Advisor Focus Fund
Class A	(9,011)	—	—	—
Class B	(14,500)	—	—	—
Class C	(3,674)	—	—	—
Fund Level	(24,762)	—	(1,272)	(4)
Strong Advisor International Core Fund
Class A	(4,971)	—	—	—
Class B	(14,170)	—	—	—
Class C	(3,560)	—	—	—
Fund Level	(70,114)	—	(142)	(2)
Strong Advisor Select Fund
Class A	(354)	—	—	—
Class B	(65)	—	—	—
Class C	(41)	—	—	—
Fund Level	(23,829)	—	(4,420)	(132)
Strong Advisor Technology Fund
Class A	(6,788)	(14)	—	—
Class B	(8,216)	—	—	—
Class C	(3,622)	—	—	—
Fund Level	(29,255)	—	(9,994)	(1)
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	(3,377)	—	—	—
Class B	(12,388)	—	—	—
Class C	(13,810)	—	—	—
Fund Level	(1,783)	—	(2,257)	(5)
Strong Advisor Utilities and Energy Fund
Class A	(199)	—	—	—
Class B	(614)	—	—	—
Class C	(532)	—	—	—
Fund Level	(2,817)	—	—	(11)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage	Earnings Credits
Strong Advisor Large Company Core Fund
Class A	$(69,744)	$—	$—	$—
Class B	(702)	—	—	—
Class C	(5,404)	—	—	—
Class K	(100,269)	—	—	—
Fund Level	(30,498)	—	(12,836)	(263)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 10. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 10.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2004, there were no borrowings by Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, and Strong Advisor Utilities and Energy Fund under the LOC. Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Large Company Core Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Advisor Common Stock Fund	$566,676,111	$958,239,833
Strong Advisor Mid Cap Growth Fund	121,247,814	135,162,532
Strong Advisor Small Cap Value Fund	675,712,823	998,506,759
Strong Advisor U.S. Value Fund	189,733,438	149,740,704
Strong Advisor Endeavor Large Cap Fund	66,620,929	67,956,459
Strong Advisor Focus Fund	2,405,452	3,522,520
Strong Advisor International Core Fund	960,798	468,004
Strong Advisor Select Fund	132,026,280	135,125,674
Strong Advisor Technology Fund	2,138,389	2,744,820
Strong Advisor U.S. Small/Mid Cap Growth Fund	6,060,712	6,839,594
Strong Advisor Utilities and Energy Fund	10,079,864	19,422,253
Strong Advisor Large Company Core Fund	198,895,465	230,876,092

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Advisor Common Stock Fund	$1,005,219,718	$361,469,810	$(13,111,869)	$348,357,941	$—	$20,778,680
Strong Advisor Mid Cap Growth Fund	50,046,026	17,730,197	(69,073)	17,661,124	—	—
Strong Advisor Small Cap Value Fund	1,569,481,534	745,687,438	(33,855,220)	711,832,218	13,371,489	16,024,017
Strong Advisor U.S. Value Fund	312,279,155	61,974,300	(4,246,833)	57,727,467	320,753	2,740,644
Strong Advisor Endeavor Large Cap Fund	37,081,188	7,490,637	(261,853)	7,228,784	—	—
Strong Advisor Focus Fund	1,810,776	702,229	(5,664)	696,565	—	—
Strong Advisor International Core Fund	1,751,637	540,589	(6,298)	534,291	600	4,561
Strong Advisor Select Fund	81,429,500	16,572,411	(555,516)	16,016,895	—	2,476,574
Strong Advisor Technology Fund	1,399,325	193,063	(91,766)	101,297	—	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	3,855,915	1,333,659	(11,709)	1,321,950	—	—
Strong Advisor Utilities and Energy Fund	1,632,097	302,710	(6,763)	295,947	89,028	93,449
Strong Advisor Large Company Core Fund	81,988,625	14,209,053	(354,378)	13,854,675	1,105,436	271,747

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Advisor Common Stock Fund	$—	$91,698,461	$—	$—	$—	$—
Strong Advisor Mid Cap Growth Fund	—	—	108,011,874	—	—	—
Strong Advisor Small Cap Value Fund	23,373,468	218,221,859	—	—	793,398	49,600,777
Strong Advisor U.S. Value Fund	15,252,146	12,492,467	—	—	1,833,699	—
Strong Advisor Endeavor Large Cap Fund	—	—	90,931	—	—	—
Strong Advisor Focus Fund	—	—	4,068,581	—	—	—
Strong Advisor International Core Fund	42,765	43,977	—	—	19,549	—
Strong Advisor Select Fund	—	5,687,370	—	—	—	—
Strong Advisor Technology Fund	—	—	567,403	7,749	—	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	—	—	532,011	66,115	—	—
Strong Advisor Utilities and Energy Fund	362,658	411,177	—	—	184,358	—
Strong Advisor Large Company Core Fund	2,041,005	6,303,600	—	—	71,868	101,831

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 37.9%, Strong Advisor U.S. Value Fund 49.6%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor International Core Fund 0.0%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth Fund 0.0%, Strong Advisor Utilities and Energy Fund 58.7%, and Strong Advisor Large Company Core Fund 9.8%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Advisor Common Stock Fund 0.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 23.6%, Strong Advisor U.S. Value Fund 48.4%, Strong Advisor Endeavor Large Cap Fund 0.0%, Strong Advisor Focus Fund 0.0%, Strong Advisor International Core Fund 94.5%, Strong Advisor Select Fund 0.0%, Strong Advisor Technology Fund 0.0%, Strong Advisor U.S. Small/Mid Cap Growth Fund 0.0%, Strong Advisor Utilities and Energy Fund 67.5%, and Strong Advisor Large Company Core Fund 51.5%.

Capital loss carryovers utilized during the year ended December 31, 2004, are as follows: Strong Advisor Common Stock Fund $98,017,939, Strong Advisor Mid Cap Growth Fund $10,073,777, Strong Advisor Small Cap Value Fund $0, Strong Advisor U.S. Value Fund $3,875,228, Strong Advisor Endeavor Large Cap Fund $5,545,446, Strong Advisor Focus Fund $441,833,

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Strong Advisor International Core Fund $30,211, Strong Advisor Select Fund $5,735,050, Strong Advisor Technology Fund $195,747, Strong Advisor U.S. Small/Mid Cap Growth Fund $424,473, Strong Advisor Utilities and Energy Fund $313,921, and Strong Advisor Large Company Core Fund $0.

8.	Capital Share Transactions

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$18,351,436	$62,389,061	$2,254,765	$29,891,257
Proceeds from Reinvestment of Distributions	5,133,631	—	—	—
Payment for Shares Redeemed	(32,357,772)	(48,584,158)	(3,456,543)	(29,161,740)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,872,705)	13,804,903	(1,201,778)	729,517

CLASS B
Proceeds from Shares Sold	1,929,309	8,099,013	101,227	490,452
Proceeds from Reinvestment of Distributions	2,298,727	—	—	—
Payment for Shares Redeemed	(5,546,942)	(3,494,374)	(482,585)	(720,050)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,318,906)	4,604,639	(381,358)	(229,598)

CLASS C
Proceeds from Shares Sold	4,049,548	9,917,355	43,997	326,442
Proceeds from Reinvestment of Distributions	1,501,280	—	—	—
Payment for Shares Redeemed	(13,428,469)	(8,090,361)	(345,908)	(698,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,877,641)	1,826,994	(301,911)	(371,730)

CLASS Z
Proceeds from Shares Sold	114,300,846	203,644,369	7,522,386	31,734,000
Proceeds from Reinvestment of Distributions	77,961,481	—	—	—
Payment for Shares Redeemed	(495,966,918)	(608,593,067)	(20,385,158)	(61,043,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(303,704,591)	(404,948,698)	(12,862,772)	(29,309,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(321,773,843)	$(384,712,162)	$(14,747,819)	$(29,180,970)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	829,082	3,431,779	183,160	3,106,763
Issued in Reinvestment of Distributions	236,355	—	—	—
Redeemed	(1,468,160)	(2,666,367)	(282,618)	(2,955,165)

Net Increase (Decrease) in Shares	(402,723)	765,412	(99,458)	151,598

CLASS B
Sold	89,606	457,112	8,503	50,542
Issued in Reinvestment of Distributions	109,048	—	—	—
Redeemed	(258,192)	(198,050)	(41,116)	(70,959)

Net Increase (Decrease) in Shares	(59,538)	259,062	(32,613)	(20,417)

CLASS C
Sold	187,445	546,220	3,832	34,377
Issued in Reinvestment of Distributions	71,218	—	—	—
Redeemed	(625,270)	(442,002)	(29,654)	(69,097)

Net Increase (Decrease) in Shares	(366,607)	104,218	(25,822)	(34,720)

CLASS Z
Sold	5,128,434	11,182,299	615,596	3,193,498
Issued in Reinvestment of Distributions	3,551,776	—	—	—
Redeemed	(22,238,478)	(31,635,485)	(1,676,497)	(5,725,809)

Net Increase (Decrease) in Shares	(13,558,268)	(20,453,186)	(1,060,901)	(2,532,311)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$111,965,665	$320,685,110
Proceeds from Reinvestment of Distributions	63,761,770	15,265,206
Payment for Shares Redeemed	(287,141,565)	(184,534,476)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(111,414,130)	151,415,840

CLASS B
Proceeds from Shares Sold	3,500,020	23,520,790
Proceeds from Reinvestment of Distributions	13,852,760	2,765,426
Payment for Shares Redeemed	(13,748,747)	(12,814,273)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,604,033	13,471,943

CLASS C
Proceeds from Shares Sold	7,497,546	50,717,429
Proceeds from Reinvestment of Distributions	14,891,930	3,207,242
Payment for Shares Redeemed	(32,663,862)	(42,529,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,274,386)	11,395,319

CLASS Z
Proceeds from Shares Sold	586,760,998	568,392,266
Proceeds from Reinvestment of Distributions	140,802,162	27,317,931
Payment for Shares Redeemed	(612,977,746)	(432,298,660)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	114,585,414	163,411,537

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(3,499,069)	$339,694,639

	Strong Advisor Small Cap Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	3,946,949	14,585,227
Issued in Reinvestment of Distributions	2,293,078	588,254
Redeemed	(10,327,642)	(8,277,317)

Net Increase (Decrease) in Shares	(4,087,615)	6,896,164

CLASS B
Sold	127,051	1,128,906
Issued in Reinvestment of Distributions	514,591	108,960
Redeemed	(501,970)	(590,325)

Net Increase (Decrease) in Shares	139,672	647,541

CLASS C
Sold	273,175	2,388,522
Issued in Reinvestment of Distributions	552,197	126,120
Redeemed	(1,184,664)	(1,842,815)

Net Increase (Decrease) in Shares	(359,292)	671,827

CLASS Z
Sold	20,439,069	25,560,482
Issued in Reinvestment of Distributions	5,026,696	1,047,467
Redeemed	(21,628,099)	(18,917,370)

Net Increase (Decrease) in Shares	3,837,666	7,690,579

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$1,588,383	$2,442,595
Proceeds from Reinvestment of Distributions	379,245	33,629
Payment for Shares Redeemed	(1,676,157)	(1,164,555)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	291,471	1,311,669

CLASS B
Proceeds from Shares Sold	1,289,813	1,532,091
Proceeds from Reinvestment of Distributions	395,211	9,048
Payment for Shares Redeemed	(552,807)	(708,664)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,132,217	832,475

CLASS C
Proceeds from Shares Sold	698,417	2,936,148
Proceeds from Reinvestment of Distributions	278,278	7,949
Payment for Shares Redeemed	(1,141,334)	(802,924)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(164,639)	2,141,173

CLASS K
Proceeds from Shares Sold	22,132,402	75,594,336
Proceeds from Reinvestment of Distributions	109,087	26,245
Payment for Shares Redeemed	(21,908,649)	(5,956,750)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	332,840	69,663,831

CLASS Z
Proceeds from Shares Sold	135,909,011	65,563,705
Proceeds from Reinvestment of Distributions	11,406,386	421,710
Payment for Shares Redeemed	(65,884,168)	(156,527,039)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	81,431,229	(90,541,624)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$83,023,118	$(16,592,476)

	Strong Advisor U.S. Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	86,445	158,971
Issued in Reinvestment of Distributions	21,022	2,133
Redeemed	(92,877)	(76,619)

Net Increase (Decrease) in Shares	14,590	84,485

CLASS B
Sold	71,109	101,156
Issued in Reinvestment of Distributions	21,981	558
Redeemed	(30,337)	(49,252)

Net Increase (Decrease) in Shares	62,753	52,462

CLASS C
Sold	38,764	187,092
Issued in Reinvestment of Distributions	15,559	485
Redeemed	(62,341)	(51,438)

Net Increase (Decrease) in Shares	(8,018)	136,139

CLASS K
Sold	1,217,353	4,541,506
Issued in Reinvestment of Distributions	6,087	1,657
Redeemed	(1,213,371)	(382,792)

Net Increase (Decrease) in Shares	10,069	4,160,371

CLASS Z
Sold	7,524,230	4,464,350
Issued in Reinvestment of Distributions	627,559	26,615
Redeemed	(3,593,330)	(9,915,698)

Net Increase (Decrease) in Shares	4,558,459	(5,424,733)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$13,301,217	$11,550,715	$60,018	$133,502
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(12,914,635)	(13,087,873)	(680,874)	(1,033,507)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	386,582	(1,537,158)	(620,856)	(900,005)

CLASS B
Proceeds from Shares Sold	189,456	545,692	20,662	33,725
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(74,741)	(294,637)	(299,660)	(391,552)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	114,715	251,055	(278,998)	(357,827)

CLASS C
Proceeds from Shares Sold	115,461	236,667	1,722	128,342
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(130,885)	(92,284)	(121,067)	(196,335)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,424)	144,383	(119,345)	(67,993)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$485,873	$(1,141,720)	$(1,019,199)	$(1,325,825)

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	1,297,888	1,382,830	9,354	26,782
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(1,234,210)	(1,497,908)	(109,938)	(189,152)

Net Increase (Decrease) in Shares	63,678	(115,078)	(100,584)	(162,370)

CLASS B
Sold	18,279	66,016	3,451	6,628
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(7,217)	(36,913)	(49,543)	(74,150)

Net Increase (Decrease) in Shares	11,062	29,103	(46,092)	(67,522)

CLASS C
Sold	11,182	27,852	279	25,997
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(12,797)	(10,494)	(20,057)	(37,048)

Net Increase (Decrease) in Shares	(1,615)	17,358	(19,778)	(11,051)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$162,808	$451,750	$31,977,070	$28,987,396
Proceeds from Reinvestment of Distributions	26,258	6,485	5,498,260	—
Payment for Shares Redeemed	(104,660)	(163,951)	(31,618,577)	(27,068,354)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	84,406	294,284	5,856,753	1,919,042

CLASS B
Proceeds from Shares Sold	358,381	346,867	1,138,452	257,127
Proceeds from Reinvestment of Distributions	35,883	6,923	91,274	—
Payment for Shares Redeemed	(32,276)	(65,208)	(113,933)	(103,058)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	361,988	288,582	1,115,793	154,069

CLASS C
Proceeds from Shares Sold	91,773	562,293	687,954	204,823
Proceeds from Reinvestment of Distributions	10,119	2,436	60,012	—
Payment for Shares Redeemed	(1,587)	(585,411)	(176,310)	(104,606)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	100,305	(20,682)	571,656	100,217

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$546,699	$562,184	$7,544,202	$2,173,328

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	13,169	47,151	3,631,057	4,305,907
Issued in Reinvestment of Distributions	2,027	570	622,745	—
Redeemed	(8,684)	(14,929)	(3,620,140)	(3,730,994)

Net Increase (Decrease) in Shares	6,512	32,792	633,662	574,913

CLASS B
Sold	29,318	36,895	129,807	37,614
Issued in Reinvestment of Distributions	2,774	609	10,663	—
Redeemed	(2,840)	(6,823)	(13,648)	(14,269)

Net Increase (Decrease) in Shares	29,252	30,681	126,822	23,345

CLASS C
Sold	7,509	58,481	80,437	29,859
Issued in Reinvestment of Distributions	783	215	7,011	—
Redeemed	(134)	(59,716)	(20,141)	(13,880)

Net Increase (Decrease) in Shares	8,158	(1,020)	67,307	15,979

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

CLASS A
Proceeds from Shares Sold	$465,534	$475,649	$1,205,572	$2,506,870
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(1,007,814)	(1,132,211)	(1,597,336)	(182,320)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(542,280)	(656,562)	(391,764)	2,324,550

CLASS B
Proceeds from Shares Sold	35,990	285,676	632,045	711,067
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(34,928)	(18,271)	(243,443)	(132,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,062	267,405	388,602	578,615

CLASS C
Proceeds from Shares Sold	4,510	38,794	168,462	1,161,876
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(92,766)	(128,137)	(480,054)	(53,800)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(88,256)	(89,343)	(311,592)	1,108,076

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(629,474)	$(478,500)	$(314,754)	$4,011,241

Transactions in Shares of Each Class of the Funds Were as Follows:

CLASS A
Sold	63,505	83,030	110,108	237,549
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(133,227)	(168,601)	(148,158)	(16,651)

Net Increase (Decrease) in Shares	(69,722)	(85,571)	(38,050)	220,898

CLASS B
Sold	4,869	47,464	58,082	69,682
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(5,138)	(2,590)	(23,370)	(11,990)

Net Increase (Decrease) in Shares	(269)	44,874	34,712	57,692

CLASS C
Sold	623	5,992	14,560	114,610
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(12,823)	(21,193)	(46,160)	(4,922)

Net Increase (Decrease) in Shares	(12,200)	(15,201)	(31,600)	109,688

	Strong Advisor Utilities and Energy Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$797,521	$10,745,467
Proceeds from Reinvestment of Distributions	70,401	57,522
Payment for Shares Redeemed*	(10,424,129)	(8,634,471)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,556,207)	2,168,518

CLASS B
Proceeds from Shares Sold	167,861	50,393
Proceeds from Reinvestment of Distributions	10,103	232
Payment for Shares Redeemed	(4,656)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	173,308	50,625

CLASS C
Proceeds from Shares Sold	81,865	61,694
Proceeds from Reinvestment of Distributions	9,058	1,418
Payment for Shares Redeemed	(85,522)	(11,717)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,401	51,395

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(9,377,498)	$2,270,538

Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	66,748	1,122,369
Issued in Reinvestment of Distributions	6,063	5,985
Redeemed*	(894,125)	(876,335)

Net Increase (Decrease) in Shares	(821,314)	252,019

CLASS B
Sold	14,681	5,210
Issued in Reinvestment of Distributions	869	24
Redeemed	(401)	—

Net Increase (Decrease) in Shares	15,149	5,234

CLASS C
Sold	6,789	6,587
Issued in Reinvestment of Distributions	781	145
Redeemed	(7,747)	(1,155)

Net Increase (Decrease) in Shares	(177)	5,577

*	Includes a Redemption-in-Kind on December 21, 2004 of $7,100,325 (587,051 shares).

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

CLASS A
Proceeds from Shares Sold	$9,883,148	$59,864,417
Proceeds from Reinvestment of Distributions	4,635,427	78,573
Proceeds from Redemption Fees*	12,474	—
Payment for Shares Redeemed	(27,594,187)	(9,871,639)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,063,138)	50,071,351

CLASS B
Proceeds from Shares Sold	1,903,385	6,531,413
Proceeds from Reinvestment of Distributions	598,238	5,649
Proceeds from Redemption Fees*	1,571	—
Payment for Shares Redeemed	(983,260)	(411,263)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,519,934	6,125,799

CLASS C
Proceeds from Shares Sold	3,118,877	5,690,544
Proceeds from Reinvestment of Distributions	599,527	5,296
Proceeds from Redemption Fees*	1,296	—
Payment for Shares Redeemed	(2,595,138)	(624,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,124,562	5,071,141

CLASS K
Proceeds from Shares Sold	8,644,119	33,605,594
Proceeds from Reinvestment of Distributions	2,151,242	78,412
Proceeds from Redemption Fees*	6,536	—
Payment for Shares Redeemed	(22,649,704)	(2,948,367)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,847,807)	30,735,639

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(22,266,449)	$92,003,930

*	The amount of redemption fees collected for the year ended December 31, 2003 was $12,110 and was paid to the Fund in 2004.

	Strong Advisor Large Company Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

CLASS A
Sold	907,676	6,235,824
Issued in Reinvestment of Distributions	435,913	7,791
Redeemed	(2,559,965)	(976,959)

Net Increase (Decrease) in Shares	(1,216,376)	5,266,656

CLASS B
Sold	176,952	691,767
Issued in Reinvestment of Distributions	57,309	549
Redeemed	(93,209)	(40,925)

Net Increase (Decrease) in Shares	141,052	651,391

CLASS C
Sold	290,100	596,467
Issued in Reinvestment of Distributions	57,480	512
Redeemed	(242,815)	(61,554)

Net Increase (Decrease) in Shares	104,765	535,425

CLASS K
Sold	793,688	3,545,081
Issued in Reinvestment of Distributions	200,954	8,183
Redeemed	(2,065,289)	(302,576)

Net Increase (Decrease) in Shares	(1,070,647)	3,250,688

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions		Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2004	Value Dec. 31, 2004	Investment Income Jan. 1, 2004- Dec. 31, 2004	Realized Gain/Loss on Sales
Strong Advisor Small Cap Value Fund
Allied Healthcare Products, Inc.	848,200	276,559		(79,880)	1,044,879	$6,843,957	$—	$203,991
Apex Silver Mines, Ltd.	2,115,100	617,000		(255,100)	2,477,000	42,554,860	—	(448,152)
Barbeques Galore, Ltd. Sponsored ADR	434,231	129,790		(15,000)	549,021	3,294,126	96,609	77,745
Calgon Carbon Corporation	2,584,600	218,300		(575,700)	2,227,200	20,222,976	316,686	23,661
Covenant Transport, Inc. Class A	783,000	153,500		(148,800)	787,700	16,399,914	—	1,360
Discovery Partners International, Inc.	1,503,400	492,600		(59,200)	1,936,800	9,199,800	—	(116,185)
Dura Automotive Systems, Inc.[1]	1,120,900	182,500		(430,300)	873,100	9,455,673	—	1,056,334
Encore Wire Corporation[1]	1,163,900	486,700	[2]	(1,054,000)	596,600	7,952,678	—	21,678,535
Evans & Sutherland Computer Corporation	700,200	307,953		—	1,008,153	7,026,826	—	—
The GEO Group, Inc. (Formerly Wackenhut Corrections Corporation)	781,910	222,300		(39,600)	964,610	25,639,334	—	91,881
Global Industries, Ltd.	3,894,600	2,254,000		(80,000)	6,068,600	50,308,694	—	(241,281)
Intertape Polymer Group, Inc.	2,426,100	306,500		—	2,732,600	24,893,986	—	—
Kforce, Inc.	1,862,485	370,215		(327,840)	1,904,860	21,143,946	—	1,169,847
Layne Christensen Company	1,514,300	97,502		(137,710)	1,474,092	26,754,770	—	904,486
Lightbridge, Inc.	1,523,100	929,600		(78,300)	2,374,400	14,341,376	—	(334,278)
Matrix Service Company	841,900	712,900		(20,466)	1,534,334	12,366,732	—	(185,719)
McMoRan Exploration Company	837,500	370,300		(45,000)	1,162,800	21,744,360	—	(39,044)
Petroleum Helicopters, Inc. (non-voting)	174,260	5,217		—	179,477	4,499,488	—	—
Range Resources Corporation	4,132,300	750,700		(229,200)	4,653,800	95,216,748	217,613	442,914
Richardson Electronics, Ltd.[1]	536,700	242,100		(107,000)	671,800	7,127,798	107,140	(213,588)
Webco Industries, Inc.	285,460	628,285		(8,000)	905,745	9,754,874	—	(7,290)
The Wet Seal, Inc. Class A1	—	1,324,020		(1,324,020)	—	—	—	(6,139,201)

[1]	Issuer was not an affiliate as of December 31, 2004.
[2]	Includes increase due to stock split.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Advisor Equity Funds:

We have audited the accompanying statements of assets and liabilities of Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Advisor Utilities and Energy Fund, and Strong Advisor Large Company Core Fund (all twelve collectively constituting Strong Advisor Equity Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Advisor Common Stock Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Common Stock Fund into the Wells Fargo Advantage Common Stock Fund.

For	Against	Abstain
31,158,829.876	1,422,999.002	1,140,730.647

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
31,032,664.604	1,494,041.282	1,195,538.639

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
31,006,524.945	1,481,328.363	1,234,706.217

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
33,722,559.525	—	—

Results of Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Mid Cap Growth Fund into the Wells Fargo Advantage Mid Cap Growth Fund.

For	Against	Abstain
2,793,869.251	44,738.407	193,855.170

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,744,097.207	90,382.068	197,983.553

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,788,660.601	45,716.312	198,085.915

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,032,462.828	—	—

Results of Special Meeting of Shareholders of Strong Advisor Small Cap Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Small Cap Value Fund into the Wells Fargo Advantage Small Cap Value Fund.

For	Against	Abstain
33,682,758.214	858,645.869	1,267,349.236

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
33,669,973.056	820,174.308	1,318,605.955

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
33,618,644.758	832,169.819	1,357,938.742

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
35,808,753.319	—	—

Results of Special Meeting of Shareholders of Strong Advisor U.S. Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor U.S. Value Fund into the Wells Fargo Advantage U.S. Value Fund.

For	Against	Abstain
13,389,747.135	104,439.491	63,498.406

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
13,373,669.790	115,153.273	68,861.969

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
13,364,430.657	114,765.666	78,488.709

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
13,557,685.032	—	—

Results of Special Meeting of Shareholders of Strong Advisor Endeavor Large Cap Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Endeavor Large Cap Fund into the Wells Fargo Advantage Endeavor Large Cap Fund.

For	Against	Abstain
2,108,654.620	69,560.000	22,557.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,104,962.620	65,830.000	29,979.000

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,101,798.620	64,150.000	34,823.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
2,200,771.620	—	—

Results of Special Meeting of Shareholders of Strong Advisor Focus Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Focus Fund into the Wells Fargo Advantage Large Company Growth Fund.

For	Against	Abstain
201,123.000	13,232.000	4,769.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
201,911.000	13,232.000	3,981.000

To approve an interim sub-advisory agreement with Peregrine Capital Management, Inc.

For	Against	Abstain
194,596.000	16,761.000	7,767.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
219,124.000	—	—

Results of Special Meeting of Shareholders of Strong Advisor International Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor International Core Fund into the Wells Fargo Advantage International Core Fund.

For	Against	Abstain
86,591.609	1,751.000	—

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
86,591.609	1,751.000	—

To approve an interim sub-advisory agreement with New Star Institutional Managers Limited.

For	Against	Abstain
86,591.609	1,751.000	—

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
88,342.609	—	—

Results of Special Meeting of Shareholders of Strong Advisor Select Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Select Fund into the Wells Fargo Advantage Endeavor Select Fund.

For	Against	Abstain
4,648,966.486	126,390.000	52,595.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
4,643,878.486	120,130.000	63,943.000

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
4,633,164.486	116,326.000	78,461.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,827,951.486	—	—

Results of Special Meeting of Shareholders of Strong Advisor Technology Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Technology Fund into the Wells Fargo Advantage Specialized Technology Fund.

For	Against	Abstain
112,147.508	687.000	1,010.000

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
112,147.508	687.000	1,010.000

To approve an interim sub-advisory agreement with RCM Capital Management, LLC.

For	Against	Abstain
112,147.508	687.000	1,010.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
113,844.508	—	—

Results of Special Meeting of Shareholders of Strong Advisor U.S. Small/Mid Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor U.S. Small/Mid Cap Growth Fund into the Wells Fargo Advantage Small Cap Growth Fund.

For	Against	Abstain
262,365.954	4,857.000	12,621.000

To approve an interim advisory agreement with Wells Fargo Funds Management, Inc.

For	Against	Abstain
262,213.954	5,009.000	12,621.000

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
262,213.954	4,699.000	12,931.000

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
279,843.954	—	—

Results of Special Meeting of Shareholders of Strong Advisor Utilities and Energy Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Utilities and Energy Fund into the Wells Fargo Advantage Equity Income Fund.

For	Against	Abstain
636,265.000	1,743.000	—

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
636,265.000	1,743.000	—

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
635,686.000	2,322.000	—

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
638,008.000	—	—

Results of Special Meeting of Shareholders of Strong Advisor Large Company Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Advisor Large Company Core Fund into the Wells Fargo Advantage Large Company Core Fund.

For	Against	Abstain
5,100,289.787	86,631.717	106,736.070

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,088,005.787	89,534.717	116,117.070

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
5,067,419.787	91,935.717	134,302.070

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,293,657.574	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48464 02-05

AEQY/WH2001 12-04

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Value

Funds

Strong Dow 30 Value Fund

Strong Mid Cap Disciplined Fund

Strong Multi Cap Value Fund

Strong Small Company Value Fund

Strong Small/Mid Cap Value Fund

Strong Strategic Value Fund

Strong Dividend Income Fund

ANNUAL REPORT | December 31, 2004

Strong Value Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Dow 30 Value Fund

For the twelve months ended December 31, 2004, the Dow 30 Value Fund posted a return of 1.36%, which placed it behind the return of its benchmark, the Dow Jones Industrial Average, which returned 5.31% for the same period.

Nine months with little movement — then a shift

For the first nine months of the year, equity markets stayed primarily in a trading range, with valuations fluctuating —at times rapidly — within a relatively narrow band. An air of uncertainty seemed to hang over the market, despite continued signs of economic growth. Early in the year, weak employment figures caused many observers to question the strength and staying power of the economic recovery. Then, as jobs numbers turned positive in the second quarter, many investors began to fear that higher interest rates and inflation would soon follow. Uncertainty on the international front added to a climate that helped to keep stock prices moving mostly sideways.

Investor sentiment began to improve somewhat near the end of May, as the market focused its attention on good news regarding strong corporate profits and new job creation. When the Federal Reserve acted to raise short-term rates by a quarter percentage point at the end of June, the modest move was widely anticipated. Although equity returns remained tepid in the year’s third quarter, they staged a solid comeback in the fourth quarter, as investors gained greater confidence in the economic outlook. Corporate profits climbed to record levels, job creation appeared to pick up, and oil prices moved down from their earlier highs.

The quick resolution to the November elections — a contrast to the drawn-out scenario in 2000 — and a result that was generally seen as positive for business allowed the equity markets to enjoy a strong upturn through most of the remainder of the year. The Fed raised rates a total of five times by the end of the year, bringing the target rate up to 2.25% from 1.0%. The measured pace of these increases, a quarter point at a time, helped to quiet fears of inflation.

Over the year, value stocks outperformed growth, and smaller-cap stocks outperformed large caps. Given this Fund’s focus on large-company stocks — the 30 companies that make up the Dow Jones Industrial Average — the latter trend had negative impact on performance.

Seeking value for the portfolio

In the actively managed portion of the portfolio, we sought to emphasize companies we believed were best positioned to benefit from the continued economic rebound. The strongest positive contributor to the Fund’s performance over the year was energy giant ExxonMobil. Its earnings were strongly supported by higher energy prices and continued strong demand.

Morningstar® Style Box™*

The surprise withdrawal of Vioxx, one of Merck’s best-selling drugs, from the market seriously hurt the company’s stock late in the year. The move also had impact on other drug stocks. Among the Fund’s other weaker performers were Pfizer, Coca-Cola, Intel, and Hewlett-Packard.

Although this Fund is designed to serve as a value portfolio, we are constrained by the lineup of Dow 30 stocks. In the first half of the year, changes made to the Index gave it somewhat more of a growth tilt, as companies such as AIG, Pfizer, and Verizon were added, and International Paper, Eastman Kodak, and AT&T were removed. Because the Fund has exposure to all 30 of the stocks in the Dow in the passively managed portion of the portfolio, these changes had impact on the overall tone of the portfolio. Within the limits of the Dow stocks, however, we continue to seek to emphasize value in the Fund’s lineup.

An outlook for sustainable growth

For months, many factors took a toll on investor confidence — factors that had little to do with the economy or corporate earnings. Now, investors once again seem to be paying attention to some very positive underlying economic trends. This offers the potential for positive impact on equity markets, though perhaps not at the same rate as in the fourth quarter of 2004.

We anticipate that economic growth should continue at a sustainable pace in coming months. Corporate earnings have been strong, and there is good reason they will continue to be so. Inflation remains at manageable levels, and the Federal Reserve appears to be strongly committed to its measured pace of rate increases. There are still many concerns facing investors, including geopolitical uncertainty and rising interest rates, but on balance, we believe positive economic factors could help to drive reasonable gains among large-cap stocks in coming months.

Although energy prices remain an area of concern — despite recent declines — we are confident that even at higher levels, oil prices are not likely to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

Effective January 1, 2005, Jennifer C. Newell, CFA, and Roger D. Newell of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Dividend Income Fund, the successor to the Strong Dividend Income Fund, on or about April 11, 2005.

We appreciate your investment in the Strong Dow 30 Value Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

3

Strong Dow 30 Value Fund

Growth of an Assumed $10,000 Investment†

From 12-31-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial AverageSM (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Dow Jones Industrial Average is a price-weighted average based on the performance of 30 blue chip stocks (the average is computed by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted over the years for stock splits, stock dividends, and substitution of stock). The total return is computed by reinvesting quarterly dividends on a monthly basis. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the DJIA Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Exxon Mobil Corporation	11.3%
Citigroup, Inc.	6.6%
The Boeing Company	6.4%
United Technologies Corporation	6.0%
International Business Machines Corporation	5.6%
American International Group, Inc.	5.4%
Alcoa, Inc.	4.5%
Altria Group, Inc.	4.3%
The Procter & Gamble Company	4.3%
3M Company	4.0%

Top Ten	58.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	1.36%
5-year	-0.98%
Since Fund Inception (12-31-97)	4.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

General: Dow JonesSM, Dow Jones Industrial AverageSM, Dow 30SM, The DowSM, and DJIASM are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	18.7%
Oil & Gas — International Integrated	11.3%
Banks — Money Center	9.0%
Aerospace — Defense	6.4%
Computer — IT Services	5.6%
Insurance — Diversified	5.4%
Metal Ores — Miscellaneous	4.5%
Tobacco	4.3%
Cosmetics — Personal Care	4.3%
Financial Services — Miscellaneous	4.0%

Top Ten	73.5%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and nondiversified-portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

5

Strong Mid Cap Disciplined Fund

Last year was the sixth consecutive year that the Strong Mid Cap Disciplined Fund outperformed its benchmarks. For the year ended December 31, 2004, the Fund posted a return of 21.18%, beating the 20.22% return of the Russell Midcap Index. Meanwhile, the Fund’s peer group index, the Lipper Mid-Cap Value Funds Index, finished 2004 with a return of 19.54%.

The year delivered high-energy prices, robust economic data, and solid corporate profits. However, the third quarter was sluggish due to fears that the economy had hit a soft patch. We took this opportunity to significantly lower our cash reserves, as the deceleration helped generate some undervalued opportunities. After the election, investors were treated to a powerful rally in share prices, a resurgence of positive economic data, and a decline in energy prices. The persistence of these positive indicators continued to support the consensus that a market rally could be sustainable in the coming months, despite concerns over a weaker U.S dollar, rising interest rates, and a prolonged rebuilding effort in Iraq.

Finding “the right company at the right price”

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, drives the Fund’s performance. During the period, stock selection was particularly strong in utilities, technology, and energy.

The strength of stocks this year, particularly in the fourth quarter, was driven by the optimism of not only shareholders but also corporate managers. Merger-and-acquisition activity heated up significantly, and the Fund owned a number of stocks involved in this trend. Apogent Technologies, Caesars Entertainment, First Health Group, Gold Fields, Goldcorp, Public Service Enterprise Group, SOLA International, and VERITAS Software all received takeover bids, directly benefiting the Fund’s results.

Sector weightings are the direct result of our individual company selections, rather than top-down, macroeconomic considerations. That said, the portfolio benefited this year from having a significant presence in utilities, particularly electric utilities such as TXU, Public Service Enterprise Group, and CenterPoint Energy.

The energy sector also contributed to our performance, most noticeably from exploration and production (E&P) holdings such as Devon Energy, Amerada Hess, and Kerr-McGee. As the year progressed, we took profits in energy. In addition, we shifted some energy exposure from E&P to oil service — for example, Cooper Cameron and National-Oilwell — amid the euphoric sentiment created by industry consolidation in the E&P group. The profits taken in energy were put to work in gold stocks, which had lagged badly by mid-year despite the fact that both commodities typically benefit from a weakening dollar.

Morningstar® Style Box™*

Opportunities in health care and technology

The Fund continued to reap the benefits of being underweighted compared to its benchmark in technology. Nevertheless, deteriorating economic conditions in the third quarter of 2004 provided us with an excellent opportunity to reassess the space. After looking at numerous possibilities in the sector and considerable analysis, we established significant positions in data management software provider VERITAS Software and Computer Associates, which makes a variety of enterprise software applications. Both stocks recovered nicely from their August lows by the end of the period.

Health care is a fast-growing sector that often presents us with special value situations. At mid-year, we found ourselves at an all-time low exposure relative to the index due to a lack of compelling investment opportunities. Thankfully, second-half weakness in the sector provided us with better opportunities. By year-end, we increased our health care weighting, having established positions in former biotech high-flyers Imclone Systems and Chiron.

We continued to trim the Fund’s financial holdings in 2004 as we had in 2002 and 2003. Banks have been consistent market performers over this period, never falling out of favor. In fact, banks delivered record earnings and traded at record high prices during 2004. One of the primary reasons that value indices have performed so much better than growth indices over the last five years has been the strong performance of bank stocks.

Our consumer staples picks proved to be drags on performance given their defensive characteristics. Within the group, the Fund remained significantly invested in food stocks, finding the steady growth, high dividends, and stable cash flow of these businesses compelling. Our largest stock in this sector, Del Monte Foods, returned only 6% for the year, and we thought it continued to represent exceptional value.

Focusing on out-of-favor stocks

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices, which often come when they are temporarily out of favor with investors. Discipline and patience, along with strong focus on risk management, continue to be important themes of our management style.

The Fund is expected to reorganize into the Wells Fargo Advantage Mid Cap Disciplined Fund, the successor to the Strong Mid Cap Disciplined Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Mid Cap Disciplined Fund.

Robert J. Costomiris

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

6

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

7

Strong Mid Cap Disciplined Fund

Growth of an Assumed $10,000 Investment†

From 12-31-98 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Value Funds Index Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Sola International, Inc.	5.4%
The Readers Digest Association, Inc. (non-voting)	4.1%
Del Monte Foods Company	4.0%
VERITAS Software Corporation	4.0%
The Kroger Company	3.8%
Cooper Cameron Corporation	3.5%
Chiron Corporation	3.3%
Public Service Enterprise Group, Inc.	3.3%
AGCO Corporation	3.1%
Arch Coal, Inc.	2.8%

Top Ten	37.3%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

8

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	21.18%
5-year	15.73%
Since Fund Inception (12-31-98)	18.77%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Food — Miscellaneous Preparation	9.0%
Utility — Electric Power	7.7%
Metal Ores — Gold/Silver	6.9%
Insurance — Property/Casualty/Title	6.7%
Oil & Gas — Machinery/Equipment	5.9%
Medical — Biomedical/Biotechnology	5.8%
Computer Software — Enterprise	5.6%
Medical/Dental — Supplies	5.4%
Media — Periodicals	4.6%
Utility — Gas Distribution	4.0%

Top Ten	61.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

9

Strong Multi Cap Value Fund

The Strong Multi Cap Value Fund gained 16.14% during the 12 months ending December 31, 2004. This result exceeded the 10.87% return of the S&P 500 Index, the Fund’s broad-based benchmark. The Fund’s relative performance was aided in part by the strong outperformance of value shares over the growth sector across all capitalization groups during the year.

Quantitative and fundamental analysis

In managing the Multi Cap Value Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field of potential investments but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in a stock’s price. This can be a new management team, new business plan, new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

The primary areas that helped the Fund’s performance were the energy sector and the construction industry. In particular, exploration and production holding Range Resources benefited from two highly beneficial acquisitions, higher oil and gas prices, and strong production growth in its existing properties. Likewise, continued production growth and successful exploration results by Canadian Natural Resources helped the shares of this senior oil and gas producer sharply appreciate. For Chicago Bridge & Iron, new contract awards related to the construction or expansion of liquefied natural gas (LNG) terminals has helped the growth in backlog of orders, a leading indicator of future growth, to increase and for these shares to surge. Much of the outperformance by the Fund took place in the second half of 2004, when we saw especially good results from the energy sector.

Detracting influences

These positive results were partly offset by negative influences from the Fund’s holdings in the telecommunications, technology, and gold mining areas. We continued to believe, however, that many of these holdings were undervalued and could rebound in 2005. For example, in the processing industry, GrafTech International underperformed because expectations for lower electrode pricing caused a reduction of its projected earnings in 2005. However, end-user demand remained excellent, leading us to expect better electrode pricing in 2005.

Morningstar® Style Box™*

At the end of the period, we remained significantly underweighted compared to the benchmark in the financials area because we believed that many of these stocks, especially banks, could face a difficult business environment if interest rates continued to rise. In a rising rate environment, traditional banks and mortgage companies generally tend to experience reduced profitability or lower valuations. However, we continued to review select names within the insurance industry that we believed had the ability to achieve strong revenue growth while meeting our stringent criteria in other areas.

Future challenges

Going into 2004, we anticipated that the year would bring a challenging investment environment. We believed the markets would reward active managers with strong stock-picking abilities. We maintain this view as we move into 2005. Equity markets are likely to be challenged by a variety of factors, including geopolitics, the continued threat of terrorism, and the prospect of further interest-rate hikes from the Federal Reserve Board. Moreover, for both consumers and many businesses, high-energy costs could siphon off disposable cash that might have been used for other purchases, thereby restraining economic growth.

However, we believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations. Additionally, the continuation of a gradual increase in interest rates globally could help to maintain more sustainable growth in demand for raw material inputs. By preventing global economies from overheating, higher rates might be able to extend the economic recovery for a longer period of time than would otherwise be the case.

The Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Value Fund, the successor to the Strong Advisor Small Cap Value Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Multi Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

10

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

11

Strong Multi Cap Value Fund

Growth of an Assumed $10,000 Investment†

From 10-22-85 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Small-Cap Core Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of October 1985.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Small-Cap Core Funds Average is the average of all funds in the Lipper Small-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Global Industries, Ltd.	4.2%
Range Resources Corporation	4.1%
Royal Group Technologies, Ltd.	3.5%
ECI Telecom, Ltd.	3.2%
GrafTech International, Ltd.	3.2%
Canadian Natural Resources, Ltd.	3.1%
Empire Resorts, Inc.	2.9%
El Paso Corporation	2.8%
Key Energy Services, Inc.	2.8%
Forest Oil Corporation	2.6%

Top Ten	32.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

12

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	16.14%
5-year	5.66%
10-year	8.19%
Since Fund Inception (10-22-85)	10.54%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	13.1%
Oil & Gas — Field Services	10.2%
Telecommunications — Equipment	6.0%
Metal Ores — Gold/Silver	4.6%
Building — Construction Products/Miscellaneous	3.5%
Medical — Nursing Homes	3.4%
Steel — Specialty Alloys	3.2%
Insurance — Property/Casualty/Title	3.1%
Oil & Gas — Canadian Exploration & Production	3.1%
Machinery — General Industrial	3.0%

Top Ten	53.2%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

13

Strong Small Company Value Fund

For the year ended December 31, 2004, the Strong Small Company Value Fund posted a return of 27.04%, significantly outperforming its broad-based index, the Russell 2000 Index, which returned 18.33%. The Fund also outdistanced the 20.65% return of its peer group benchmark, the Lipper Small-Cap Value Funds Index.

The first half of 2004 delivered high-energy prices, robust economic data, and solid corporate profits, with most of the market’s gains confined to the first quarter. The third quarter was sluggish due to fears that the economy had hit a soft spot. However, the fourth quarter witnessed a resurgence of positive economic data and a decline in energy prices which, along with the removal of uncertainty about the outcome of the presidential election, triggered a powerful rally in the market. Despite concerns over a weaker U.S. dollar and rising interest rates, the persistence of these positive indicators supported a consensus that the market rally could be sustainable. For the sixth year in a row, small-cap stocks outperformed large caps.

Stock selection was rewarding

Our disciplined investment process focuses on finding the right company at the right price at the right time. We spend virtually all of our time and effort on bottom-up, fundamental stock research. Individual stock selection, not sector allocation, drives the Fund’s performance. During the period, stock selection was particularly strong in information technology, health care, and utilities. The strength of stocks this year, particularly in the fourth quarter, was driven by the optimism of not only shareholders but also corporate managers. Merger-and-acquisition activity heated up significantly, and the Fund owned a number of stocks involved in this trend. Apogent Technologies, Caesars Entertainment, Provident Financial Group, and Sola International all received takeover bids, directly benefiting our results.

The Fund’s sector weightings are a direct result of our individual company selections rather than top-down, macroeconomic considerations. That said, the portfolio benefited this year from having significant exposure to the strong energy sector. The rise in oil and natural gas prices was caused by a combination of strong demand, tight supplies, fears of market disruption in the Middle East, and speculation in the markets themselves. As the year progressed and this situation unfolded, we significantly reduced our exposure to the sector.

What you avoid can sometimes be as important as what you own. This was the case in the information technology sector, where our significant underweighting compared to the benchmark added to performance. In fact, technology was the only sector in the Russell 2000 Index to finish the year with a loss. Despite this weakness, we enjoyed very strong performance from Midway Games, a maker of video games, and IT services provider Ciber. As the period progressed, we took profits in technology, further increasing our underweight.

Morningstar® Style Box™*

We shifted to a larger position in the consumer discretionary sector by adding to an already overweighted media industry. We established a new position in leading Hispanic radio broadcaster Spanish Broadcasting System, and added to our existing position in Reader’s Digest Association, the publisher of the largest paid circulation magazine in the country.

Trimming financials

We continued to trim the Fund’s financial holdings in 2004. In the small-cap area, this sector is dominated by real estate investment trusts (REITs) and banks. Stocks in both industries outperformed in the bear market of 2001 and 2002 and then kept pace in the strong markets of 2003 and 2004. In fact, both groups delivered record earnings and traded at record high prices. One of the primary reasons that value indices have performed so much better than growth indices over the last five years has been the strong performance of financials.

Our consumer staples stocks proved to be drags on performance given their defensive characteristics. Within consumer staples, the Fund remained significantly overweighted compared to the benchmark in food stocks, as we found the steady growth, high dividends, and stable cash flow of these businesses very compelling. Our largest holding in this sector, Del Monte Foods, returned only 6% for the year, and we thought it remained an exceptional value.

As in 2003, the year saw considerable weakness in the U.S. dollar, a condition that typically is more beneficial for larger companies. Bigger companies are more likely to be exporters, which generally benefit from stronger currencies abroad. Despite this, small-caps outperformed again in 2004. Investors in small-cap stocks should not be surprised if large-cap stocks play “catch-up” in the future.

Focusing on out-of-favor stocks

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices — which often come when they are temporarily out of favor with investors. Discipline and patience, along with a strong focus on risk management, continue to be important themes of our management style.

The Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Disciplined Fund, the successor to the Strong Small Company Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Small Company Value Fund.

Robert J. Costomiris

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

14

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

15

Strong Small Company Value Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Sola International, Inc.	5.5%
The Readers Digest Association, Inc. (non-voting)	4.2%
Vital Signs, Inc.	3.3%
Ohio Casualty Corporation	3.0%
World Wrestling Federation Entertainment, Inc.	3.0%
Spanish Broadcasting System, Inc. Class A	3.0%
Scottish Re Group, Ltd.	2.8%
AGCO Corporation	2.8%
Del Monte Foods Company	2.7%
DIMON, Inc.	2.6%

Top Ten	32.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

16

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	27.04%
Since Fund Inception (3-28-02)	25.76%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Media — Periodicals	6.5%
Medical/Dental — Supplies	5.5%
Media — Radio/TV	4.4%
Food — Miscellaneous Preparation	3.3%
Medical — Products	3.3%
Leisure — Gaming/Equipment	3.1%
Insurance — Property/Casualty/Title	3.0%
Media — Diversified	3.0%
Insurance — Life	2.8%
Machinery — Farm	2.8%

Top Ten	37.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

17

Strong Small/Mid Cap Value Fund

The Fund enjoyed its second consecutive year of double-digit gains, as small- and mid-cap value stocks were again two of the market’s strongest-performing asset classes. For the year that ended December 31, 2004, the Strong Small/Mid Cap Value Fund posted a 19.37% return, a little short of the 20.22% return registered by the Fund’s broad-based benchmark, the Russell Midcap Index.

The small- and mid-cap value asset classes contain many stocks that are underfollowed, undervalued, and underloved. Our team employs a qualitative and quantitative screening process, followed by fundamental research, which allows only companies that meet our high standards to become holdings in the Fund.

Industrials, materials and energy aided performance

The industrials and materials sectors added value to the Fund. Within industrials, stocks in construction and engineering, along with commercial services and supplies, performed well and were among the top contributors for the period. Meanwhile, chemical names aided performance in the materials sector. PolyOne Corporation, a specialty polymer manufacturer, was a strong performer from sales of its resin products. On the other hand, despite a solid rally in metals and mining stocks in the third quarter, the Fund experienced a pullback in many of these names during the fourth quarter. However, we continued to have conviction in these stocks, as we believed they could add significant value to the Fund over the long term.

The energy sector — in which the Fund remained overweighted compared to the benchmark during the period — also contributed to performance. Several energy equipment and services names, as well as oil and gas securities, were top contributors to performance. Range Resources was a top performer for the energy sector as the oil services and natural gas firm reported higher than expected natural gas reserves. Range Resources is an independent oil and gas company operating in the Southwest, Gulf Coast and Appalachian regions of the United States. In addition, Global Industries, an offshore oil pipeline services firm, was a strong contributor. Global has the largest fleet of service vessels available in the Gulf of Mexico. Many of our energy holdings have been long–term positions for the Fund. While some of these stocks lost ground near the end of the year as energy prices retreated from their October highs, we believed the valuations of the Fund’s energy holdings remained attractive. Investors’ concerns about energy supplies, coupled with international political unrest and high global demand, led us to maintain a positive outlook for this sector throughout 2004.

Morningstar® Style Box™*

Late in the year, the Fund’s consumer discretionary stocks began increasing in value, with consumer stocks such as restaurants and retailers leading performance. The Fund owned well-known yet underfollowed names such as California Pizza Kitchen, JC Penney, and Stamps.com, all of which contributed to performance.

Technology and financials disappointed

The technology sector detracted slightly from performance during the year. Some technology names rebounded after a difficult third quarter. Software and computer stocks, in particular, produced solid returns and helped performance compared with the benchmark. However, some semiconductor stocks were hit hard at the end of the fourth quarter. We believed that many technology holdings became overvalued during the year, and therefore we were selective in this area, as we have been for several years.

The Fund also underperformed the benchmark in the financials sector. We remained cautious about this area, especially the banking industry, in which the Fund was significantly underweighted compared to the benchmark. Given the rising interest-rate environment, we believed traditional banks might experience downward pressure on profit margins in many of their businesses. We continued to look for companies with the ability to increase revenue growth while possessing underlying fundamentals that met our stringent criteria. Selected names within the insurance industry illustrated this point. Versus the benchmark, the Fund maintains a lower concentration of real estate securities, specifically REITs. As a result, the Fund underperformed in this area for the year.

Looking ahead

Despite significant outperformance by the small- and mid-cap value asset classes in recent years, we believe many opportunities still exist. While valuations in some groups such as technology and financials appear overextended, we remain alert for pullbacks that could present opportunities for adding to positions in which we have conviction. Meanwhile, our outlook on energy remains favorable, and we continue to overweight the sector compared to the benchmark based on our belief that certain industries in it offer the potential for strong and sustainable earnings growth.

The Fund is expected to reorganize into the Wells Fargo Advantage Small/Mid Cap Value Fund, the successor to the Strong Small/Mid Cap Value Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Small/Mid Cap Value Fund.

I. Charles Rinaldi

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

18

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

19

Strong Small/Mid Cap Value Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Global Industries, Ltd.	4.1%
Covalent Group, Inc.	3.9%
Range Resources Corporation	3.5%
Paramount Resources, Ltd.	3.2%
Glamis Gold, Ltd.	2.3%
Canadian Natural Resources, Ltd.	2.0%
Royal Group Technologies, Ltd.	2.0%
Apex Silver Mines, Ltd.	1.8%
Key Energy Services, Inc.	1.6%
UNOVA, Inc.	1.6%

Top Ten	26.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

20

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	19.37%
Since Fund Inception (3-28-02)	13.93%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	10.0%
Oil & Gas — Field Services	8.8%
Metal Ores — Gold/Silver	8.1%
Oil & Gas — International Exploration & Production	4.7%
Medical/Dental — Services	3.9%
Chemicals — Plastics	3.3%
Oil & Gas — Drilling	3.3%
Medical — Products	3.1%
Machinery — General Industrial	2.6%
Telecommunications — Equipment	2.3%

Top Ten	50.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

21

Strong Strategic Value Fund

The Strong Strategic Value Fund rose 18.01% during the year ending December 31, 2004. This result outpaced the Fund’s broad-based benchmark, the Standard & Poor’s 500 Index (S&P 500), which gained 10.87% during the same period.

The Fund’s relative performance was helped by stock selection in the health care, financial, and consumer staples sectors. The Fund’s overweighted position compared to the benchmark in small-cap stocks also added to performance, as small caps outperformed their large-cap counterparts during 2004. For example, the Russell 2000 Index, a common measure of the performance of smaller stocks, rose 18.33% during the period, considerably more than the 10.87% return of the large-cap S&P 500. In addition, value stocks outperformed growth stocks — another factor that helped the Fund, which was largely invested in value-oriented companies.

The Fund’s investment process

We followed a consistent management strategy throughout the past 12 months. Our investment process was “bottom up,” meaning that we evaluated candidates for inclusion in the portfolio on an individual basis. In other words, our focus was on adding value through stock selection, as opposed to making indirect sector bets.

In choosing stocks, we followed a three-step process. First, we sought to purchase companies with improving fundamentals and earnings quality, which we defined as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Second, we looked for companies whose management strategy was to attempt to maximize the long-term value of the business, which we defined as the present value of the company’s future net cash flows. Finally, we wished to purchase stocks at a discount to what we believed was their fair value. To arrive at this value, we used multiple valuation tools, including both absolute and relative value metrics. After constructing the portfolio using this approach, we applied a series of risk measures to better understand how the portfolio was constructed and sought ways to reduce risk for the Fund’s shareholders.

What worked, what didn’t

Applying this stock-selection process, the fund owned a position in Tesoro, an independent oil refiner with a significant presence on the West Coast. We began accumulating Tesoro shares early in 2004 when they were priced cheaply, reflecting concerns about the company’s high debt load and low crude oil prices. As the year went on, however, demand for oil jumped while supplies were tight. Oil prices rose, and profit margins for West Coast refiners became the highest in the country. Tesoro was able to operate at maximum capacity and turn a significant increase in revenues into rapid earnings growth and a healthy cash flow, enabling the company to pay off significant amounts of debt and improve its balance sheet. Against this backdrop, Tesoro shares enjoyed strong performance and greatly added to the Fund’s returns.

Morningstar® Style Box™*

Alderwoods Group, however, was a portfolio holding that did not work out as well. This U.S. funeral home operator performed poorly, with an especially sharp decline during the summer, as the company reported disappointing sales and earnings on a drop in the number of funerals it performed. However, we noted that Alderwoods continued to generate solid cash flow, allowing the company to further pay down debt. Also, the company’s management appeared to be doing the right thing by selling underperforming funeral homes as well as improving its marketing efforts. As the year came to a close, the stock made up some of its lost value.

Questions lie ahead

A number of questions remain unanswered for the year ahead: What will happen to crude oil prices? How quickly will the Federal Reserve Board continue to raise interest rates? Will the U.S. dollar continue its decline against the euro, yen and other world currencies? How will the War on Terrorism proceed, and will violence in the Middle East persist? Although we can’t predict the answers to these questions, we are confident that these will be significant factors in how the market responds in 2005.

New Manager and Fund Reorganization

Effective January 1, 2005, Robert J. Costomiris, CFA, of Wells Capital Management Incorporated became the Portfolio Manager for the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage U.S. Value Fund, the successor to the Strong Advisor U.S. Value Fund, on or about April 11, 2005.

We thank you for your investment in the Strong Strategic Value Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

22

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

23

Strong Strategic Value Fund

Growth of an Assumed $10,000 Investment†

From 3-28-02 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Commercial Metals Company	1.8%
Tesoro Petroleum Corporation	1.7%
Archer Daniels Midland Company	1.7%
UnitedHealth Group, Inc.	1.6%
CIT Group, Inc.	1.6%
Terex Corporation	1.6%
Vintage Petroleum, Inc.	1.5%
Wachovia Corporation	1.5%
Ryland Group, Inc.	1.5%
Edison International	1.5%

Top Ten	16.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

24

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	18.01%
Since Fund Inception (3-28-02)	6.63%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	3.6%
Metal Processing & Fabrication	3.0%
Oil & Gas — United States Exploration & Production	3.0%
Insurance — Property/Casualty/Title	3.0%
Finance — Consumer/Commercial Loans	2.9%
Oil & Gas — International Integrated	2.8%
Medical — Health Maintenance Organizations	2.8%
Banks — Super Regional	2.7%
Medical/Dental — Supplies	2.6%
Retail — Clothing/Shoes	2.6%

Top Ten	29.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to the following specific risks: value-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

25

Strong Dividend Income Fund

The Strong Dividend Income Fund gained 14.04% during the 12 months ending December 31, 2004, outperforming the Standard & Poor’s 500 Index (S&P 500), which rose 10.87% during the same time frame.

A major reason for the Fund’s strong relative performance was investors’ increased preference in 2004 for high-quality companies that regularly increase their dividends and whose dividend yields are greater than the market’s. In other words, companies with strong fundamentals gained the most from market conditions during the period. Businesses displaying some of the following characteristics — all of which were qualities we have regularly favored when choosing investments for the Fund — were generally rewarded in 2004:

•	Dominant positions in their markets

•	Strong balance sheets and a modest debt load

•	A long track record of paying dividends

•	A history of increasing dividend payments

•	A regular willingness to repurchase their own stock

•	Tight controls on operating expenses

•	A willingness to avoid acquisitions that do not add value for shareholders

Value and growth

Value stocks outperformed their growth counterparts during the past 12 months. For example, the Russell 1000 Value Index, a broad-based measure of value stock performance, returned 16.49% during the period, while the Russell 1000 Growth Index returned 6.30%. This trend worked to the benefit of the Fund, as value companies often provide investors with higher dividend yields than growth companies do.

Even though the Federal Reserve Board raised short-term interest rates five times during the year, long-term rates remained virtually unchanged from their levels at the end of 2003. Accordingly, stocks with solid dividend yields also benefited from the continuing environment of low long-term interest rates because they continued to represent an attractive income alternative to bonds.

Focusing on our best ideas

The Fund’s management approach during the period was to choose those stocks that we believed offered the potential for attractive returns relative to the amount of risk assumed. Our goal was to outperform the benchmark while managing volatility and provide downside protection in case of an unexpected market decline.

Morningstar® Style Box™*

During 2004, we reduced the number of holdings in the Fund from 74 at the beginning of the period to 44 at its end. Even as we continued to believe wholeheartedly in the value of diversification for risk-management purposes, we made this change to help focus more of the Fund’s assets on what we believed were our management team’s best investment ideas. At year-end, the Fund’s top-ten holdings accounted for 37.9% of the Fund’s assets, compared to 30.5% at the beginning of the year.

Energy and utility stocks gained

In addition to benefiting from a favorable overall climate for our style of investing, the Fund was helped by positions in the energy and utility sectors. Both sectors were helped by soaring oil and natural gas prices during most of 2004. A large position in TXU, a Texas-based nonregulated electricity provider, was particularly helpful to results, as the stock was one of the market’s best performers during the year.

Stock selection in the industrial sector also boosted returns, with our position in railroad company Burlington Northern Santa Fe providing particularly strong performance. For most of the year, Burlington Northern shares rose steadily as the company benefited from high demand for rail service.

On the negative side, the Fund’s stock selection in the technology sector was sub-par. A position in semiconductor giant Intel provided particularly disappointing performance. Intel was hurt by a slower-than-expected recovery in technology spending that caused earnings to lag expectations. A second significant detractor in the Fund portfolio was Pfizer, a large-cap pharmaceutical name.

Positioning at period-end

There was relatively little turnover in the Fund during the past few months. At period end, the Fund’s 44 stocks were well diversified across 10 major industry sectors. The Dividend Income Fund is a very high-quality portfolio with the potential to perform well in 2005 given a moderate increase in economic growth and long-term interest rates.

Effective January 1, 2005, Jennifer C. Newell, CFA, and Roger D. Newell of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Dividend Income Fund, the successor to the Strong Dividend Income Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Dividend Income Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

26

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

27

Strong Dividend Income Fund

Growth of an Assumed $10,000 Investment†

From 7-1-93 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Equity Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Equity Income Funds Index is the average of the 30 largest funds in the Lipper Equity Income Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Citigroup, Inc.	5.1%
TXU Corporation	4.8%
ConocoPhillips	4.4%
Bank of America Corporation	3.7%
The Dow Chemical Company	3.6%
Wachovia Corporation	3.5%
Assurant, Inc.	3.5%
The Allstate Corporation	3.2%
Lockheed Martin Corporation	3.1%
Burlington Northern Santa Fe Corporation	3.1%

Top Ten	38.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

28

Average Annual Total Returns

As of 12-31-04

Investor Class[1,2]
1-year	14.04%
5-year	5.19%
10-year	11.43%
Since Fund Inception (7-1-93)	10.04%

Class K1,2,3
1-year	14.49%
5-year	5.45%
10-year	11.57%
Since Fund Inception (7-1-93)	10.15%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[2]	The performance of the Fund prior to 12-08-01, is based on the Fund’s previous investment strategy where the Fund was managed as a nondiversified utilities fund.
[3]	The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	9.0%
Banks — Money Center	8.8%
Utility — Electric Power	8.3%
Banks — Super Regional	6.6%
Diversified Operations	5.8%
Aerospace — Defense	4.5%
Chemicals — Basic	4.5%
Insurance — Diversified	3.5%
Insurance — Property/Casualty/Title	3.2%
Transportation — Rail	3.1%

Top Ten	57.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

29

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Dow 30 Fund	Investor	1.30%			$1,000.00		$1,022.90		$6.61		$1,018.60		$6.60
Strong Mid Cap Disciplined Fund	Investor	1.29%			$1,000.00		$1,094.40		$6.79		$1,018.65		$6.55
Strong Multi Cap Value Fund	Investor	1.50%			$1,000.00		$1,134.50		$8.05		$1,017.60		$7.61
Strong Small Company Value Fund	Investor	1.60%			$1,000.00		$1,092.30		$8.41		$1,017.09		$8.11
Strong Small/Mid Cap Value Fund	Investor	1.94%			$1,000.00		$1,114.80		$10.31		$1,015.38		$9.83
Strong Strategic Value Fund	Investor	1.93%			$1,000.00		$1,076.60		$10.07		$1,015.43		$9.78
Strong Dividend Income Fund	Investor K	1.33 0.93	% %	$ $	1,000.00 1,000.00	$ $	1,116.60 1,118.40	$ $	7.08 4.95	$ $	1,018.45 1,020.46	$ $	6.75 4.72

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

30

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31 , 2004

STRONG DOW 30 VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Aerospace - Defense 6.4%
The Boeing Company	83,200	$4,307,264
Auto Manufacturer 3.8%
General Motors Corporation	63,200	2,531,792
Banks - Money Center 9.0%
Citigroup, Inc.	92,500	4,456,650
J.P. Morgan Chase & Company	40,600	1,583,806

		6,040,456
Beverages - Soft Drinks 1.4%
The Coca-Cola Company	23,000	957,486
Computer - IT Services 5.6%
International Business Machines Corporation	38,200	3,765,756
Computer - Manufacturers 0.7%
Hewlett-Packard Company	23,200	486,504
Computer Software - Desktop 2.9%
Microsoft Corporation	73,200	1,955,170
Cosmetics - Personal Care 4.3%
The Procter & Gamble Company	53,200	2,930,256
Diversified Operations 18.7%
3M Co.	33,200	2,724,724
E.I. Du Pont de Nemours & Company	48,200	2,364,210
General Electric Company	23,200	846,800
Honeywell International, Inc.	73,200	2,592,012
United Technologies Corporation	39,200	4,051,320

		12,579,066
Electronics - Semiconductor Manufacturing 0.8%
Intel Corporation	23,200	542,648
Financial Services - Miscellaneous 4.0%
American Express Company	48,200	2,717,034
Insurance - Diversified 5.4%
American International Group, Inc.	55,200	3,624,984
Machinery - Construction/Mining 3.3%
Caterpillar, Inc.	23,000	2,242,730
Media - Radio/TV 1.0%
The Walt Disney Company	23,200	644,960
Medical - Drug/Diversified 2.2%
Johnson & Johnson	23,200	1,471,344
Medical - Ethical Drugs 2.0%
Merck & Company, Inc.	23,200	745,648
Pfizer, Inc.	23,200	623,848

		1,369,496
Metal Ores - Miscellaneous 4.5%
Alcoa, Inc.	97,400	3,060,308
Oil & Gas - International Integrated 11.3%
Exxon Mobil Corporation	149,200	7,647,992
Retail - Major Discount Chains 1.8%
Wal-Mart Stores, Inc.	23,200	$1,225,424
Retail - Restaurants 2.3%
McDonald’s Corporation	48,200	1,545,292
Retail/Wholesale - Building Products 1.5%
The Home Depot, Inc.	23,200	991,568
Telecommunications - Services 2.3%
SBC Communications, Inc.	23,200	597,864
Verizon Communications, Inc.	23,200	939,832

		1,537,696
Tobacco 4.3%
Altria Group, Inc.	48,000	2,932,800

Total Common Stocks (Cost $55,606,260)		67,108,026

Short-Term Investments (a) 1.4%
Repurchase Agreements (d)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $971,069); Collateralized by: United States Government & Agency Issues	$971,000	971,000

Total Short-Term Investments (Cost $971,000)		971,000

Total Investments in Securities (Cost $56,577,260) 100.9%		68,079,026
Other Assets and Liabilities, Net (0.9%)		(632,441)

Net Assets 100.0%		$67,446,585

STRONG MID CAP DISCIPLINED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.8%
Aerospace - Defense 1.8%
Raytheon Company	319,600	$12,410,068
Apparel - Shoes & Related Manufacturing 0.7%
Tommy Hilfiger Corporation (b)	442,700	4,993,656
Beverages - Soft Drinks 1.8%
Coca-Cola Enterprises, Inc. (e)	596,000	12,426,600
Building - Maintenance & Services 0.1%
The ServiceMaster Company	56,000	772,240
Computer - IT Services 0.2%
Unisys Corporation (b)	135,000	1,374,300
Computer Software - Enterprise 5.6%
Computer Associates International, Inc. (e)	365,000	11,336,900
VERITAS Software Corporation (b)	937,500	26,765,625

		38,102,525
Diversified Operations 0.3%
Loews Corporation	25,000	1,757,500
Energy - Other 2.8%
Arch Coal, Inc. (e)	539,900	19,188,046

31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Savings & Loan 1.2%
First Financial Bancorp (e)	452,800	$7,924,000
Food - Meat Products 0.3%
Smithfield Foods, Inc. (b) (e)	61,000	1,804,990
Tyson Foods, Inc. Class A	20,000	368,000

		2,172,990
Food - Miscellaneous Preparation 9.0%
Campbell Soup Company	385,000	11,507,650
ConAgra, Inc.	408,000	12,015,600
Del Monte Foods Company (b)	2,429,000	26,767,580
Sara Lee Corporation	425,000	10,259,500

		60,550,330
Household - Housewares 2.6%
Newell Rubbermaid, Inc.	735,000	17,779,650
Insurance - Accident & Health 0.0%
Conseco, Inc. (b) (e)	2,000	39,900
Insurance - Brokers 0.8%
Marsh & McLennan Companies, Inc.	72,000	2,368,800
U.S.I. Holdings Corporation (b) (e)	248,500	2,875,145

		5,243,945
Insurance - Life 2.2%
Scottish Re Group, Ltd. (e)	580,000	15,022,000
Insurance - Property/Casualty/Title 6.7%
Ohio Casualty Corporation (b) (e)	673,100	15,622,651
Old Republic International Corporation	57,000	1,442,100
SAFECO Corporation (e)	340,100	17,766,824
The St. Paul Travelers Companies, Inc.	290,000	10,750,300

		45,581,875
Machinery - Farm 3.1%
AGCO Corporation (b) (e)	965,000	21,123,850
Media - Diversified 0.8%
World Wrestling Federation Entertainment, Inc.	455,000	5,519,150
Media - Periodicals 4.6%
Playboy Enterprises, Inc. Class B (b)	251,400	3,089,706
The Readers Digest Association, Inc.	2,000,000	27,820,000

		30,909,706
Media - Radio/TV 2.7%
Cumulus Media, Inc. Class A (b)	17,600	265,408
Spanish Broadcasting System, Inc. Class A (b)	1,691,000	17,856,960

		18,122,368
Medical - Biomedical/Biotechnology 5.8%
Chiron Corporation (b)	675,000	22,497,750
ImClone Systems, Inc. (b) (e)	355,000	16,358,400

		38,856,150
Medical - Health Maintenance Organizations 0.4%
First Health Group Corporation (b) (e)	155,000	2,900,050
Medical - Hospitals 1.2%
Triad Hospitals, Inc. (b)	210,000	7,814,100
Medical - Wholesale Drugs/Sundries 1.1%
PSS World Medical, Inc. (b)	570,000	7,133,550
Medical/Dental - Supplies 5.4%
Sola International, Inc. (b)	1,320,000	36,352,800
Metal Ores - Gold/Silver 6.9%
Anglogold, Ltd. Sponsored ADR (e)	220,000	$7,997,000
Barrick Gold Corporation	775,000	18,770,500
Gold Fields, Ltd. Sponsored ADR (e)	620,000	7,737,600
Goldcorp, Inc.	680,000	10,227,200
Newmont Mining Corporation Holding Company	50,000	2,220,500

		46,952,800
Oil & Gas - Drilling 0.3%
GlobalSantaFe Corporation	70,000	2,317,700
Oil & Gas - Machinery/Equipment 5.9%
Baker Hughes, Inc.	111,000	4,736,370
Cooper Cameron Corporation (b) (e)	445,000	23,945,450
National-Oilwell, Inc. (b)	311,000	10,975,190

		39,657,010
Oil & Gas - United States Exploration & Production 1.2%
Devon Energy Corporation	200,000	7,784,000
Paper & Paper Products 1.7%
MeadWestvaco Corporation (e)	342,000	11,590,380
Pollution Control - Services 1.4%
Republic Services, Inc.	150,000	5,031,000
Waste Management, Inc.	144,000	4,311,360

		9,342,360
Retail - Super/Mini Markets 3.8%
The Kroger Company (b)	1,465,000	25,696,100
Tobacco 1.7%
Loews Corp - Carolina Group	385,000	11,145,750
Utility - Electric Power 7.7%
Consolidated Edison, Inc.	42,000	1,837,500
DTE Energy Company	86,000	3,709,180
Entergy Corporation	22,000	1,486,980
FPL Group, Inc.	148,000	11,063,000
FirstEnergy Corporation	307,000	12,129,570
Public Service Enterprise Group, Inc.	425,000	22,002,250

		52,228,480
Utility - Gas Distribution 4.0%
CenterPoint Energy, Inc.	1,690,000	19,097,000
KeySpan Corporation (e)	116,000	4,576,200
NiSource, Inc.	60,000	1,366,800
Sempra Energy (e)	53,000	1,944,040

		26,984,040

Total Common Stocks (Cost $538,215,585)		647,769,969

Convertible Preferred Stocks 0.5%
Insurance - Life
Scottish Re Group, Ltd. 5.875%	100,000	3,089,000

Total Convertible Preferred Stocks (Cost $2,500,000)		3,089,000

Put Options Purchased 0.0%
Utility - Electric Power
Philadelphia Utility Index	173,700	191,070

Total Put Options Purchased (Cost $418,617)		191,070

32

STRONG MID CAP DISCIPLINED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 7.1%
Collateral Received for Securities Lending 3.6%
Navigator Prime Portfolio	24,156,972	$24,156,972
Repurchase Agreements (d) 0.7%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $4,400,788); Collateralized by: United States Government & Agency Issues	$4,400,000	4,400,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $432,731); Collateralized by: United States Government & Agency Issues	432,700	432,700

		4,832,700
United States Government Issues 2.8%
United States Treasury Bills, Due 1/13/05 thru 3/17/05 (g)	19,200,000	19,183,078

Total Short-Term Investments (Cost $48,170,511)		48,172,750

Total Investments in Securities (Cost $589,304,713) 103.4%		699,222,789
Other Assets and Liabilities, Net (3.4%)		(22,889,741)

Net Assets 100.0%		$676,333,048

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	141,303	33,258,403
Options closed	(132,714)	(25,854,550)
Options expired	(1,700)	(9,551)
Options exercised	(5,152)	(1,055,989)

Options outstanding at end of year	1,737	$6,338,313

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Philadelphia Utility Index
(Strike Price is $330.00. Expiration date is 3/18/05. Premium received is $6,338,313.)	1,737	$(7,521,210)

STRONG MULTI CAP VALU E FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.3%
Apparel - Clothing Manufacturing 0.6%
Guess?, Inc. (b)	113,700	$1,426,935
Auto/Truck - Original Equipment 0.6%
Dana Corporation	81,600	1,414,128
Building - Construction Products/ Miscellaneous 3.5%
Royal Group Technologies, Ltd. (b)	755,700	7,912,179
Building - Heavy Construction 2.1%
Chicago Bridge & Iron Company NV (c)	122,100	4,884,000
Building - Maintenance & Services 0.7%
ABM Industries, Inc.	83,445	$1,645,535
Chemicals - Plastics 1.2%
Intertape Polymer Group, Inc. (b)	312,270	2,844,780
Chemicals - Specialty 0.7%
Hercules, Inc. (b)	108,200	1,606,770
Commercial Services - Consulting 0.2%
Watson Wyatt & Company Holdings	16,700	450,065
Commercial Services - Security/Safety 0.4%
DHB Industries, Inc. (b) (c)	50,000	952,000
Commercial Services - Staffing 0.2%
MPS Group, Inc. (b)	37,500	459,750
Computer - Data Storage 1.2%
Seagate Technology (b) (c)	154,900	2,675,123
Computer - Local Networks 0.2%
Computer Network Technology Corporation (b)	73,800	523,980
Computer - Manufacturers 1.3%
Sun Microsystems, Inc. (b)	549,800	2,957,924
Computer Software - Desktop 1.9%
Microsoft Corporation	158,400	4,230,864
Computer Software - Enterprise 0.8%
Lightbridge, Inc. (b)	305,000	1,842,200
Containers 1.3%
Constar International, Inc. (b)	372,800	2,878,016
Electronics - Contract Manufacturing 0.6%
Celestica, Inc. (b)	91,240	1,287,396
Electronics - Miscellaneous Components 0.2%
Coherent, Inc. (b) (c)	16,770	510,479
Electronics - Scientific Measuring 0.2%
Newport Corporation (b)	31,730	447,393
Electronics - Semiconductor Manufacturing 0.6%
Amkor Technology, Inc. (b)	93,500	624,580
Credence Systems Corporation (b)	61,800	565,470
Zoran Corporation (b)	22,700	262,866

		1,452,916
Finance - Consumer/Commercial Loans 0.5%
Falcon Financial Investment Trust	147,028	1,029,196
Finance - Equity REIT 0.8%
American Financial Realty Trust	115,300	1,865,554
Finance - Investment Brokers 0.2%
Labranche & Company, Inc. (b)	51,900	465,024
Food - Miscellaneous Preparation 1.2%
Del Monte Foods Company (b)	249,150	2,745,633

33

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MULTI CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Diversified 0.3%
PXRE Group, Ltd.	23,500	$592,435
Insurance - Property/Casualty/Title 3.1%
EMC Insurance Group, Inc.	48,000	1,038,720
Endurance Specialty Holdings, Ltd.	19,100	653,220
Mercury General Corporation	28,880	1,730,490
NYMAGIC, Inc.	44,630	1,129,139
Platinum Underwriters Holdings, Ltd.	53,500	1,663,850
Specialty Underwriters’ Alliance, Inc. (b)	99,900	949,050

		7,164,469
Internet - Software 1.1%
Vignette Corporation (b)	1,784,600	2,480,594
Leisure - Gaming/Equipment 2.9%
Empire Resorts, Inc. (b)	600,600	6,696,690
Leisure - Services 0.1%
Great Wolf Resorts, Inc. (b)	10,600	236,804
Machinery - General Industrial 3.0%
Briggs & Stratton Corporation (c)	53,726	2,233,927
UNOVA, Inc. (b) (c)	178,600	4,516,794

		6,750,721
Media - Diversified 0.7%
Time Warner, Inc. (b)	77,900	1,514,376
Media - Radio/TV 0.7%
The E.W. Scripps Company Class A	31,300	1,511,164
Medical - Biomedical/Biotechnology 1.1%
CV Therapeutics, Inc. (b) (c)	108,700	2,500,100
Medical - Ethical Drugs 1.5%
Biovail Corporation International (b)	131,200	2,168,736
Endo Pharmaceuticals Holdings, Inc. (b)	64,800	1,362,096

		3,530,832
Medical - Nursing Homes 3.4%
Beverly Enterprises, Inc. (b)	615,900	5,635,485
Manor Care, Inc.	60,000	2,125,800

		7,761,285
Medical/Dental - Services 1.4%
Covalent Group, Inc. (b) (i)	879,170	2,241,884
Omnicare, Inc.	29,500	1,021,290

		3,263,174
Metal Ores - Gold/Silver 4.6%
Apex Silver Mines, Ltd. (b)	255,680	4,392,582
Harmony Gold Mining Company, Ltd. Sponsored ADR	279,000	2,586,330
Meridian Gold, Inc. (b) (c)	38,710	734,329
Newmont Mining Corporation Holding Company	61,500	2,731,215

		10,444,456
Metal Ores - Miscellaneous 1.6%
Inco, Ltd. (b) (c)	98,700	3,630,186
Oil & Gas - Canadian Exploration & Production 3.1%
Canadian Natural Resources, Ltd. (c)	164,800	7,048,496
Oil & Gas - Drilling 2.3%
Helmerich & Payne, Inc. (c)	75,400	2,566,616
Transocean, Inc. (b) (c)	63,800	2,704,482

		5,271,098
Oil & Gas - Field Services 10.2%
Global Industries, Ltd. (b)	1,155,400	$9,578,266
Key Energy Services, Inc. (b)	541,600	6,390,880
Layne Christensen Company (b)	52,300	949,245
Matrix Service Company (b)	167,255	1,348,075
Newpark Resources, Inc. (b)	427,800	2,203,170
Oceaneering International, Inc. (b)	34,600	1,291,272
Willbros Group, Inc. (b)	63,100	1,454,455

		23,215,363
Oil & Gas - International Exploration & Production 2.3%
CNOOC, Ltd. ADR (c)	84,400	4,573,636
Paramount Resources, Ltd.	31,600	707,726

		5,281,362
Oil & Gas - United States Exploration & Production 13.1%
Forest Oil Corporation (b) (c)	184,700	5,858,684
Kerr McGee Corporation	18,000	1,040,220
McMoRan Exploration Company (b)	121,970	2,280,839
Noble Energy, Inc. (c)	47,900	2,953,514
Petrohawk Energy Corporation (b)	66,700	570,952
Pioneer Natural Resources Company	94,300	3,309,930
Pogo Producing Company	41,400	2,007,486
Range Resources Corporation (c)	452,800	9,264,288
Stone Energy Corporation (b)	59,900	2,700,891

		29,986,804
Oil & Gas - United States Integrated 2.8%
El Paso Corporation	619,500	6,442,800
Pollution Control - Services 0.8%
Calgon Carbon Corporation	212,130	1,926,140
Retail - Clothing/Shoes 0.9%
Bakers Footwear Group, Inc. (b)	117,700	1,182,885
The Gymboree Corporation (b)	69,300	888,426

		2,071,311
Retail - Restaurants 1.2%
California Pizza Kitchen, Inc. (b) (c)	85,300	1,961,900
Darden Restaurants, Inc. (c)	29,800	826,652

		2,788,552
Retail/Wholesale - Computer/Cellular 0.4%
CellStar Corporation (b)	187,650	835,043
Steel - Producers 1.4%
United States Steel Corporation (c)	64,000	3,280,000
Steel - Specialty Alloys 3.2%
GrafTech International, Ltd. (b)	774,300	7,324,878
Telecommunications - Equipment 6.0%
ADC Telecommunications, Inc. (b)	1,730,300	4,637,204
C-COR.net Corporation (b)	111,000	1,032,300
ECI Telecom, Ltd. (b)	908,700	7,423,170
ECtel, Ltd. (b)	195,487	713,528

		13,806,202
Telecommunications - Services 0.6%
Cincinnati Bell, Inc. (b)	303,700	1,260,355
Transportation - Truck 0.8%
Covenant Transport, Inc. Class A (b)	87,700	1,825,914
Utility - Electric Power 1.5%
TECO Energy, Inc.	227,000	3,482,180

Total Common Stocks (Cost $179,272,674)		222,431,624

34

STRONG MULTI CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Convertible Preferred Stocks 0.6%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $1,271,000) (b) (f)	16,400	$1,403,840

Total Convertible Preferred Stocks (Cost $1,271,000)		1,403,840

Short-Term Investments (a) 4.1%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $7,901,415); Collateralized by: United States Government & Agency Issues	$7,900,000	7,900,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,550,510); Collateralized by: United States Government & Agency Issues	1,550,400	1,550,400

Total Short-Term Investments (Cost $9,450,400)		9,450,400

Total Investments in Securities (Cost $189,994,074) 102.0%		233,285,864
Other Assets and Liabilities, Net (2.0%)		(4,573,489)

Net Assets 100.0%		$228,712,375

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	2,125	$503,967
Options written during the year	15,145	3,000,627
Options closed	(9,938)	(1,814,061)
Options expired	(1,740)	(264,167)
Options exercised	(1,517)	(286,425)

Options outstanding at end of year	4,075	$1,139,941

WRITTEN CALL OPTION DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Briggs & Stratton Corporation	100	$(33,500)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $32,699.)

CNOOC, Ltd. ADR	100	(25,250)
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $29,199.)
(Strike Price is $60.00. Expiration date is 6/17/05. Premium received is $10,600.)	50	(10,125)

CV Therapeutics, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $27,899.)	200	(23,000)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $74,433.)	100	(69,500)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $47,683.)	100	(39,500)

California Pizza Kitchen, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $7,850.)	50	(5,625)

Canadian Natural Resources, Ltd.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $12,525.)	75	$(23,625)
(Strike Price is $40.00. Expiration date is 3/18/05. Premium received is $130,447.)	350	(148,750)
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $14,200.)	100	(15,750)
(Strike Price is $45.00. Expiration date is 6/17/05. Premium received is $62,323.)	225	(64,687)

Chicago Bridge & Iron Company NV
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $23,349.)	50	(28,500)

Coherent, Inc.
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $11,850.)	50	(9,625)

DHB Industries, Inc.
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $101,430.)	400	(113,000)
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $14,200.)	100	(16,000)

Darden Restaurants, Inc.
(Strike Price is $25.00. Expiration date is 4/15/05. Premium received is $13,100.)	50	(17,000)

Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $14,850.)	50	(13,000)
(Strike Price is $30.00. Expiration date is 5/20/05. Premium received is $61,048.)	150	(55,500)

Helmerich & Payne, Inc.
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $14,550.)	150	(14,625)
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $18,100.)	50	(22,500)

Inco, Ltd.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $15,850.)	50	(10,500)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $19,199.)	100	(12,500)

Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $15,700.)	100	(39,500)

Noble Energy, Inc.
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $11,350.)	50	(12,250)
(Strike Price is $65.00. Expiration date is 1/21/05. Premium received is $5,600.)	50	(1,750)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $15,425.)	50	(16,250)

Range Resources Corporation
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $5,444.)	50	(5,000)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $23,699.)	100	(33,500)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $8,131.)	50	(7,875)

35

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MULTI CAP VALUE FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
Seagate Technology
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $10,350.)	150	$(36,000)

Transocean, Inc.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $14,350.)	50	(14,375)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $45,549.)	150	(54,000)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $12,600.)	50	(13,375)

United States Steel Corporation
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $40,349.)	50	(56,500)
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $22,349.)	50	(33,000)
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $63,073.)	225	(60,188)
(Strike Price is $45.00. Expiration date is 4/15/05. Premium received is $48,349.)	50	(44,250)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $17,849.)	50	(18,000)

UNOVA, Inc.
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $22,390.)	150	(53,250)

	4,075	$(1,271,125)

STRONG SMALL COMPANY VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 80.4%
Apparel - Clothing Manufacturing 0.3%
Russell Corporation	22,700	$442,196
Apparel - Shoes & Related Manufacturing 0.6%
The Stride Rite Corporation	17,000	189,890
Tommy Hilfiger Corporation (b)	60,000	676,800

		866,690
Banks - Midwest 0.4%
First Indiana Corporation	16,000	360,160
Peoples Bancorp, Inc.	600	16,458
UMB Financial Corporation	2,200	124,652

		501,270
Banks - Northeast 0.1%
First Commonwealth Financial Corporation	1,300	20,007
NBT Bancorp, Inc.	3,800	97,736

		117,743
Beverages - Soft Drinks 0.4%
Vermont Pure Holdings, Ltd. (b)	274,300	490,997
Building - Air Conditioning & Heating Products 1.2%
Comfort Systems USA, Inc. (b)	220,700	1,694,976
Building - Maintenance & Services 0.3%
EMCOR Group, Inc. (b)	8,000	361,440
Chemicals - Specialty 0.0%
Hercules, Inc. (b)	2,000	$29,700
Commercial Services - Healthcare 2.5%
NDCHealth Corporation	130,000	2,416,700
Radiologix, Inc. (b)	234,200	1,030,480

		3,447,180
Commercial Services - Miscellaneous 0.6%
Crawford & Company Class A	67,800	474,600
MedQuist, Inc. (b)	25,000	370,000

		844,600
Computer - IT Services 1.1%
Ciber, Inc. (b)	155,000	1,494,200
Computer Software - Financial 0.0%
S1 Corporation (b)	4,000	36,240
Electronics - Military Systems 0.1%
Herley Industries, Inc. (b)	4,900	99,666
Energy - Other 1.7%
Arch Coal, Inc.	66,000	2,345,640
Finance - Consumer/Commercial Loans 0.1%
Financial Federal Corporation (b)	3,600	141,120
Finance - Savings & Loan 2.7%
Citizens First Bancorp, Inc.	3,800	91,884
First Financial Bancorp	200,000	3,500,000

		3,591,884
Financial Services - Miscellaneous 0.2%
ACE Cash Express, Inc. (b)	7,900	234,314
Food - Dairy Products 0.2%
Galaxy Nutritional Foods, Inc. (b)	175,000	306,250
Food - Miscellaneous Preparation 3.3%
Del Monte Foods Company (b)	330,000	3,636,600
Monterey Pasta Company (b)	177,300	599,274
Tasty Baking Company	30,500	246,745

		4,482,619
Insurance - Brokers 1.1%
U.S.I. Holdings Corporation (b)	131,000	1,515,670
Insurance - Life 2.8%
Scottish Re Group, Ltd.	148,000	3,833,200
Insurance - Property/Casualty/Title 3.0%
Ohio Casualty Corporation (b)	175,000	4,061,750
Leisure - Gaming/Equipment 3.1%
Lakes Entertainment, Inc. (b)	105,000	1,710,450
MTR Gaming Group, Inc. (b)	230,600	2,435,136

		4,145,586
Leisure - Toys/Games/Hobby 1.6%
Action Performance Companies, Inc.	195,000	2,143,050
Machinery - Farm 2.8%
AGCO Corporation (b)	170,000	3,721,300
Machinery - General Industrial 1.1%
Robbins & Myers, Inc.	49,800	1,186,734
Tennant Company	6,000	237,900

		1,424,634

36

STRONG SMALL COMPANY VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Books 0.7%
Scholastic Corporation (b)	27,300	$1,009,008
Media - Diversified 3.0%
World Wrestling Federation Entertainment, Inc.	332,000	4,027,160
Media - Periodicals 6.5%
Playboy Enterprises, Inc. Class B (b)	260,000	3,195,400
The Readers Digest Association, Inc.	405,000	5,633,550

		8,828,950
Media - Radio/TV 4.4%
Regent Communications, Inc. (b)	375,000	1,987,500
Spanish Broadcasting System, Inc. Class A (b)	380,000	4,012,800

		6,000,300
Medical - Biomedical/Biotechnology 1.3%
Guilford Pharmaceuticals, Inc. (b)	7,000	34,650
Trimeris, Inc. (b)	118,000	1,672,060

		1,706,710
Medical - Ethical Drugs 0.8%
VIVUS, Inc. (b)	255,000	1,134,750
Medical - Products 3.3%
Cambrex Corporation	700	18,970
Vital Signs, Inc.	113,000	4,397,960

		4,416,930
Medical - Systems/Equipment 2.0%
CTI Molecular Imaging, Inc. (b)	189,000	2,681,910
Medical - Wholesale Drugs/Sundries 1.1%
PSS World Medical, Inc. (b)	115,000	1,439,225
Medical/Dental - Services 1.1%
Hooper Holmes, Inc.	135,000	799,200
MIM Corporation (b)	102,700	652,145

		1,451,345
Medical/Dental - Supplies 5.5%
Sola International, Inc. (b)	270,000	7,435,800
Metal Processing & Fabrication 0.6%
Valmont Industries, Inc.	31,000	778,410
Office - Equipment & Automation 1.3%
InFocus Corporation (b)	185,000	1,694,600
Oil & Gas - Drilling 0.3%
Pride International, Inc. (b)	20,000	410,800
Oil & Gas - Field Services 1.1%
Global Industries, Ltd. (b)	25,000	207,250
Layne Christensen Company (b)	9,800	177,870
Oceaneering International, Inc. (b)	28,000	1,044,960

		1,430,080
Oil & Gas - Machinery/Equipment 0.8%
National-Oilwell, Inc. (b)	32,000	1,129,280
Oil & Gas - Refining/Marketing 0.1%
Lubrizol Corporation	2,000	73,720
Oil & Gas - United States Exploration & Production 1.0%
Kerr McGee Corporation	24,000	1,386,960
Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)	55,300	$719,453
Pollution Control - Equipment 1.0%
Lydall, Inc. (b)	115,000	1,363,900
Pollution Control - Services 1.0%
Casella Waste Systems, Inc. Class A (b)	49,000	717,360
Clean Harbors, Inc. (b)	44,800	675,584

		1,392,944
Retail - Clothing/Shoes 0.5%
Syms Corporation (b)	58,000	704,700
Retail - Restaurants 2.2%
Buca, Inc. (b)	239,200	1,664,832
Rubio’s Restaurants, Inc. (b)	107,000	1,297,910

		2,962,742
Retail - Super/Mini Markets 1.2%
Wild Oats Markets, Inc. (b)	190,000	1,673,900
Retail/Wholesale - Food 1.1%
Cal-Maine Foods, Inc.	125,000	1,511,250
Green Mountain Coffee Roasters, Inc. (b)	500	12,550

		1,523,800
Tobacco 2.6%
DIMON, Inc.	525,000	3,528,000
Utility - Electric Power 1.6%
Black Hills Corporation	4,000	122,720
Cleco Corporation	5,600	113,456
IDACORP, Inc.	9,600	293,472
Otter Tail Corporation	5,800	148,074
PNM Resources, Inc.	57,000	1,441,530

		2,119,252
Utility - Gas Distribution 1.5%
CenterPoint Energy, Inc.	182,000	2,056,600
Utility - Water Supply 1.0%
California Water Service Group	36,000	1,355,400

Total Common Stocks (Cost $92,000,626)		108,810,544

Convertible Preferred Stocks 0.2%
Insurance - Life
Scottish Re Group, Ltd. 5.875%	7,000	216,230

Total Convertible Preferred Stocks (Cost $180,600)		216,230

Short-Term Investments (a) 18.7%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $24,704,425); Collateralized by: United States Government & Agency Issues	$24,700,000	24,700,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $594,642); Collateralized by: United States Government & Agency Issues	594,600	594,600

Total Short-Term Investments (Cost $25,294,600)		25,294,600

Total Investments in Securities (Cost $117,475,826) 99.3%		134,321,374
Other Assets and Liabilities, Net 0.7%		965,707

Net Assets 100.0%		$135,287,081

37

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG SMALL COMPANY VALUE FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	21,866	4,526,349
Options closed	(20,138)	(4,232,630)
Options expired	—	—
Options exercised	(1,728)	(293,719)

Options outstanding at end of year	—	$—

STRONG SMALL/MID CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Aerospace - Defense Equipment 1.9%
Evans & Sutherland Computer Corporation (b)	34,735	$242,103
Sequa Corporation Class A (b)	1,565	95,700

		337,803
Apparel - Clothing Manufacturing 0.5%
Guess?, Inc. (b)	6,975	87,536
Banks - Southeast 0.2%
Community Bancorp (b)	900	27,540
Building - Air Conditioning & Heating Products 0.4%
York International Corporation	2,005	69,253
Building - Construction Products/Miscellaneous 2.2%
Royal Group Technologies, Ltd. (b)	33,135	346,923
U.S. Home Systems, Inc. (b)	6,025	37,054

		383,977
Building - Paint & Allied Products 0.3%
RPM International, Inc.	2,925	57,505
Chemicals - Plastics 3.3%
AEP Industries, Inc. (b)	11,425	169,433
Intertape Polymer Group, Inc. (b)	22,935	208,938
PolyOne Corporation (b)	9,645	87,384
Wellman, Inc.	11,305	120,850

		586,605
Chemicals - Specialty 0.6%
Hercules, Inc. (b)	7,625	113,231
Commercial Services - Miscellaneous 0.6%
Source Interlink Companies, Inc. (b)	8,000	106,240
Commercial Services - Security/Safety 2.1%
DHB Industries, Inc. (b) (c)	6,465	123,094
The GEO Group, Inc. (b)	3,625	96,352
OSI Systems, Inc. (b)	7,110	161,468

		380,914
Commercial Services - Staffing 0.5%
Kforce.com, Inc. (b)	7,900	87,690
Computer - Data Storage 0.8%
Seagate Technology (b)	8,345	144,118
Computer - Local Networks 0.5%
3Com Corporation	21,750	90,698
Computer - Manufacturers 2.1%
Cray, Inc. (b)	29,385	$136,934
Sun Microsystems, Inc. (b)	42,375	227,977

		364,911
Computer - Peripheral Equipment 0.5%
Silicon Storage Technology, Inc. (b)	15,220	90,559
Computer Software - Enterprise 2.1%
Ascential Software Corporation (b) (c)	11,365	185,363
Lightbridge, Inc. (b)	10,435	63,027
Mobius Management Systems, Inc. (b)	17,265	125,240

		373,630
Computer Software - Financial 0.5%
DST Systems, Inc. (b)	1,610	83,913
Computer Software - Medical 0.0%
Allscripts Healthcare Solutions, Inc. (b)	580	6,189
Containers 1.4%
Constar International, Inc. (b)	32,790	253,139
Electrical - Equipment 0.8%
Encore Wire Corporation (b)	10,035	133,767
Electronics - Contract Manufacturing 0.4%
Celestica, Inc. (b)	5,005	70,621
Electronics - Miscellaneous Components 0.7%
Kemet Corporation (b)	13,835	123,823
Electronics - Parts Distributors 0.4%
Richardson Electronics, Ltd.	7,450	79,044
Finance - Consumer/Commercial Loans 0.4%
Falcon Financial Investment Trust	11,552	80,864
Finance - Savings & Loan 0.8%
Pacific Premier Bancorp, Inc. (b)	11,215	148,711
Food - Meat Products 0.7%
Sanderson Farms, Inc.	2,860	123,781
Food - Miscellaneous Preparation 1.1%
Del Monte Foods Company (b)	17,770	195,825
Insurance - Diversified 0.2%
PXRE Group, Ltd.	1,745	43,991
Insurance - Property/Casualty/Title 1.9%
EMC Insurance Group, Inc.	3,690	79,852
Endurance Specialty Holdings, Ltd.	1,250	42,750
NYMAGIC, Inc.	2,570	65,021
Platinum Underwriters Holdings, Ltd.	2,460	76,506
Specialty Underwriters’ Alliance, Inc. (b)	7,560	71,820

		335,949
Internet - Software 1.8%
Embarcadero Technologies, Inc. (b)	14,255	134,140
Vignette Corporation (b)	129,300	179,727

		313,867
Leisure - Services 0.6%
Great Wolf Resorts, Inc. (b)	820	18,319
Sabre Holdings Corporation	3,570	79,111

		97,430

38

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Machinery - General Industrial 2.6%
Briggs & Stratton Corporation (c)	4,290	$178,378
UNOVA, Inc. (b) (c)	11,180	282,742

		461,120
Media - Newspapers 0.6%
Journal Communications, Inc. Class A	6,225	112,486
Media - Radio/TV 0.6%
The E.W. Scripps Company Class A	2,125	102,595
Medical - Biomedical/Biotechnology 0.7%
Aphton Corporation (b)	22,795	70,892
CV Therapeutics, Inc. (b)	2,455	56,465

		127,357
Medical - Drug/Diversified 0.3%
Access Pharmaceuticals, Inc. (b)	12,965	45,896
Medical - Ethical Drugs 1.2%
Biovail Corporation International (b)	6,010	99,345
Endo Pharmaceuticals Holdings, Inc. (b)	5,235	110,040

		209,385
Medical - Nursing Homes 1.7%
Beverly Enterprises, Inc. (b)	14,825	135,649
Manor Care, Inc.	4,525	160,321

		295,970
Medical - Products 3.1%
Allied Healthcare Products, Inc. (b)	32,658	213,910
Discovery Partners International, Inc. (b)	11,625	55,219
OraSure Technologies, Inc. (b)	18,255	122,674
Synovis Life Technologies, Inc. (b)	13,880	150,043

		541,846
Medical/Dental - Services 3.9%
Covalent Group, Inc. (b)	271,250	691,688
Metal Ores - Gold/Silver 8.1%
Apex Silver Mines, Ltd. (b)	18,480	317,486
Glamis Gold, Ltd. (b)	24,025	412,269
Goldcorp, Inc.	12,215	183,714
Harmony Gold Mining Company, Ltd. Sponsored ADR	16,165	149,849
Meridian Gold, Inc. (b)	2,380	45,149
Newmont Mining Corporation Holding Company	3,735	165,871
Randgold Resources, Ltd. ADR (b)	13,905	158,517

		1,432,855
Metal Ores - Miscellaneous 1.2%
Inco, Ltd. (b) (c)	5,760	211,853
Mining - Gems 0.7%
Quadra Mining, Ltd. (CAD) (b) (h)	24,820	117,964
Oil & Gas - Canadian Exploration & Production 2.0%
Canadian Natural Resources, Ltd. (c)	8,270	353,708
Oil & Gas - Drilling 3.3%
Grey Wolf, Inc. (b)	22,385	117,969
Helmerich & Payne, Inc. (c)	3,780	128,671
Parker Drilling Company (b)	35,820	140,773
Pride International, Inc. (b)	5,240	107,630
Transocean, Inc. (b) (c)	1,985	84,144

		579,187
Oil & Gas - Field Services 8.8%
Global Industries, Ltd. (b)	86,770	$719,323
Key Energy Services, Inc. (b)	24,050	283,790
Layne Christensen Company (b)	4,432	80,441
Newpark Resources, Inc. (b)	31,760	163,564
Oceaneering International, Inc. (b)	2,565	95,726
Petroleum Helicopters, Inc. (b)	3,000	77,337
Petroleum Helicopters, Inc. (non-voting) (b)	2,185	54,778
Willbros Group, Inc. (b)	3,455	79,638

		1,554,597
Oil & Gas - International Exploration & Production 4.7%
CNOOC, Ltd. ADR (c)	4,675	253,339
Paramount Resources, Ltd. (CAD) (b) (h)	25,430	569,540

		822,879
Oil & Gas - United States Exploration & Production 10.0%
Energy Partners, Ltd. (b)	3,285	66,587
Forest Oil Corporation (b) (c)	7,395	234,569
Kerr McGee Corporation	1,360	78,594
McMoRan Exploration Company (b)	9,040	169,048
Noble Energy, Inc.	1,495	92,182
Petrohawk Energy Corporation (b)	4,840	41,430
PetroQuest Energy, Inc. (b)	24,575	121,646
Pioneer Natural Resources Company	6,295	220,955
Pogo Producing Company	2,395	116,134
Range Resources Corporation	30,380	621,575

		1,762,720
Oil & Gas - United States Integrated 1.4%
El Paso Corporation	23,365	242,996
Paper & Paper Products 1.1%
Wausau-Mosinee Paper Corporation	11,000	196,460
Pollution Control - Services 0.3%
Tetra Tech, Inc. (b)	3,450	57,753
Retail - Clothing/Shoes 0.9%
Bakers Footwear Group, Inc. (b)	10,155	102,058
Shoe Carnival, Inc. (b)	3,910	50,830

		152,888
Retail - Miscellaneous 0.4%
Sharper Image Corporation (b)	3,605	67,954
Retail - Restaurants 1.0%
California Pizza Kitchen, Inc. (b) (c)	4,895	112,585
Darden Restaurants, Inc. (c)	2,215	61,444

		174,029
Retail/Wholesale - Computer/Cellular 0.3%
CellStar Corporation (b)	11,570	51,486
Steel - Producers 1.6%
Roanoke Electric Steel Corporation	4,020	83,097
United States Steel Corporation (c)	3,945	202,181

		285,278
Steel - Specialty Alloys 1.5%
GrafTech International, Ltd. (b)	28,655	271,076
Telecommunications - Equipment 2.3%
ADC Telecommunications, Inc. (b)	80,455	215,619
ADTRAN, Inc.	3,610	69,095
C-COR.net Corporation (b)	4,585	42,641
ECtel, Ltd. (b)	22,970	83,841

		411,196

39

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG SMALL/MID CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Services 0.8%
Cincinnati Bell, Inc. (b)	33,620	$139,523
Transportation - Airline 0.6%
AirTran Holdings, Inc. (b)	10,245	109,621
Transportation - Rail 1.2%
RailAmerica, Inc. (b)	16,360	213,498
Transportation - Services 0.0%
Pacer International, Inc. (b)	100	2,126
Transportation - Truck 0.9%
Covenant Transport, Inc. Class A (b)	4,800	99,936
Werner Enterprises, Inc.	2,645	59,883

		159,819
Utility - Electric Power 1.0%
TECO Energy, Inc.	11,255	172,652

Total Common Stocks (Cost $14,390,269)		17,525,585

Convertible Preferred Stocks 0.6%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $93,000) (b) (f)	1,200	102,720

Total Convertible Preferred Stocks (Cost $93,000)		102,720

Short-Term Investments (a) 1.4%
Repurchase Agreements (d)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $246,017); Collateralized by: United States Government & Agency Issues	$246,000	246,000

Total Short-Term Investments (Cost $246,000)		246,000

Total Investments in Securities (Cost $14,729,269)101.1%		17,874,305
Other Assets and Liabilities, Net (1.1%)		(196,542)

Net Assets 100.0%		$17,677,763

WRITTEN OPTIONS ACTIVITY
	Contracts	Premium
Options outstanding at beginning of year	35	$11,490
Options written during the year	599	120,665
Options closed	(275)	(48,545)
Options expired	(80)	(11,531)
Options exercised	(65)	(8,470)

Options outstanding at end of year	214	$63,609

WRITTEN CALL OPTIONS DETAIL
	Contracts (100 shares per contract)	Value (Note 2)
Ascential Software Corporation
(Strike Price is $15.00. Expiration date is 2/18/05. Premium received is $940.)	10	$(1,875)

Briggs & Stratton Corporation
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $6,540.)	20	$(6,700)

CNOOC, Ltd. ADR
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $1,460.)	5	(1,262)
(Strike Price is $60.00. Expiration date is 3/18/05. Premium received is $985.)	5	(537)

California Pizza Kitchen, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $785.)	5	(563)

Canadian Natural Resources, Ltd.
(Strike Price is $40.00. Expiration date is 3/18/05. Premium received is $9,275.)	25	(10,625)
(Strike Price is $45.00. Expiration date is 6/17/05. Premium received is $4,155.)	15	(4,313)

DHB Industries, Inc.
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $18,367)	64	(10,240)

Darden Restaurants, Inc.
(Strike Price is $25.00. Expiration date is 4/15/05. Premium received is $1,310.)	5	(1,700)

Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $1,485.)	5	(1,300)

Helmerich & Payne, Inc.
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $1,810.)	5	(2,250)

Inco, Ltd.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $1,585.)	5	(1,050)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $960.)	5	(625)

Transocean, Inc.
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $3,120.)	10	(3,600)

United States Steel Corporation
(Strike Price is $50.00. Expiration date is 2/18/05. Premium received is $2,835.)	5	(2,050)
(Strike Price is $55.00. Expiration date is 2/18/05. Premium received is $2,920.)	10	(1,925)
(Strike Price is $50.00. Expiration date is 4/15/05. Premium received is $3,585.)	5	(2,925)

UNOVA, Inc.
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $1,492.)	10	(3,550)

	214	$(57,090)

40

STRONG STRATEGIC VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.3%
Aerospace - Defense 1.3%
Northrop Grumman Corporation	730	$39,683
Apparel - Shoes & Related Manufacturing 2.1%
NIKE, Inc. Class B	480	43,531
Wolverine World Wide, Inc.	610	19,166

		62,697
Auto Manufacturer 1.1%
Ford Motor Company	2,373	34,741
Auto/Truck - Original Equipment 1.2%
Eaton Corporation	490	35,456
Banks - Southeast 1.0%
Trustmark Corporation	1,000	31,070
Banks - Super Regional 2.7%
Marshall & Ilsley Corporation	830	36,686
Wachovia Corporation	880	46,288

		82,974
Banks - West/Southwest 0.7%
Umpqua Holdings Corporation	800	20,168
Building - Paint & Allied Products 1.4%
Sherwin Williams Company	950	42,398
Building - Resident/Commercial 1.5%
Ryland Group, Inc.	780	44,881
Building Products - Wood 1.1%
Georgia-Pacific Corporation	910	34,107
Chemicals - Basic 0.7%
BASF AG Sponsored ADR	290	20,886
Chemicals - Specialty 1.0%
OM Group, Inc. (b)	950	30,799
Commercial Services - Miscellaneous 0.8%
Portfolio Recovery Associates, Inc. (b)	570	23,495
Commercial Services - Security/Safety 1.3%
The Brink’s Company	980	38,730
Computer - Integrated Systems 1.1%
Agilysys, Inc.	1,880	32,223
Computer - IT Services 1.2%
Affiliated Computer Services, Inc. Class A (b)	630	37,920
Computer - Manufacturers 1.3%
Dell, Inc. (b)	950	40,033
Computer Software - Education/ Entertainment 1.2%
Activision, Inc. (b)	1,880	37,938
Computer Software - Security 2.6%
Internet Security Systems, Inc. (b)	1,180	27,435
RSA Security, Inc. (b)	1,600	32,096
Symantec Corporation (b)	700	18,032

		77,563
Consumer Products - Miscellaneous 1.9%
Rayovac Corporation (b)	1,100	$33,616
The Yankee Candle Company, Inc. (b)	700	23,226

		56,842
Cosmetics - Personal Care 1.3%
Kimberly-Clark Corporation	350	23,033
Nu Skin Enterprises, Inc. Class A	600	15,228

		38,261
Diversified Operations 3.6%
Griffon Corporation (b)	1,400	37,800
The Manitowoc Company, Inc.	1,000	37,650
Textron, Inc.	450	33,210

		108,660
Electronics - Scientific Measuring 1.2%
Danaher Corporation	630	36,168
Finance - Consumer/Commercial Loans 2.9%
CIT Group, Inc.	1,050	48,111
MBNA Corporation	1,350	38,056

		86,167
Finance - Mortgage & Related Services 2.3%
FHLMC	510	37,587
New Century Financial Corporation	500	31,955

		69,542
Financial Services - Miscellaneous 2.5%
CompuCredit Corporation (b)	1,400	38,276
John H. Harland Company	1,000	36,100

		74,376
Food - Confectionery 0.7%
Hershey Foods Corporation	380	21,105
Food - Flour & Grain 1.7%
Archer Daniels Midland Company	2,270	50,644
Funeral Services & Related 1.0%
Alderwoods Group, Inc. (b)	2,670	30,385
Insurance - Diversified 1.5%
Prudential Financial, Inc.	800	43,968
Insurance - Life 2.4%
AmerUs Group Company	780	35,334
MetLife, Inc.	930	37,674

		73,008
Insurance - Property/Casualty/Title 3.0%
The Allstate Corporation	800	41,376
IPC Holdings, Ltd.	700	30,457
LandAmerica Financial Group, Inc.	350	18,876

		90,709
Internet - Internet Service Provider 1.3%
EarthLink, Inc. (b)	3,300	38,016
Leisure - Gaming/Equipment 1.4%
Penn National Gaming, Inc. (b)	720	43,596
Machinery - Construction/Mining 1.6%
Terex Corporation (b)	1,000	47,650
Machinery - General Industrial 2.3%
Flowserve Corporation (b)	1,230	33,874
The Toro Company	430	34,981

		68,855

41

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG STRATEGIC VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Media - Periodicals 0.8%
The Readers Digest Association, Inc.	1,790	$24,899
Media - Radio/TV 1.1%
The Walt Disney Company	1,260	35,028
Medical - Biomedical/Biotechnology 2.0%
Gen-Probe, Inc. (b)	700	31,647
Molecular Devices Corporation (b)	1,520	30,552

		62,199
Medical - Drug/Diversified 1.3%
Schering AG ADR	540	40,095
Medical - Ethical Drugs 0.8%
First Horizon Pharmaceutical Corporation (b)	1,100	25,179
Medical - Generic Drugs 0.8%
Perrigo Company	1,480	25,560
Medical - Health Maintenance Organizations 2.8%
Aetna, Inc.	280	34,930
UnitedHealth Group, Inc.	550	48,416

		83,346
Medical - Outpatient/Home Care 0.7%
Apria Healthcare Group, Inc. (b)	600	19,770
Medical - Products 2.4%
Alcon, Inc.	440	35,464
Dade Behring Holdings, Inc. (b)	670	37,520

		72,984
Medical/Dental - Supplies 2.6%
Becton, Dickinson & Company	770	43,736
Sybron Dental Specialties, Inc. (b)	980	34,672

		78,408
Metal Processing & Fabrication 3.0%
Commercial Metals Company	1,050	53,088
Metals USA, Inc. (b)	2,100	38,955

		92,043
Oil & Gas - International Exploration & Production 1.5%
Vintage Petroleum, Inc.	2,050	46,515
Oil & Gas - International Integrated 2.8%
ConocoPhillips	500	43,415
Exxon Mobil Corporation	780	39,983

		83,398
Oil & Gas - Machinery/Equipment 1.3%
Baker Hughes, Inc.	910	38,830
Oil & Gas - Refining/Marketing 1.7%
Tesoro Petroleum Corporation (b)	1,600	50,976
Oil & Gas - United States Exploration & Production 3.0%
Burlington Resources, Inc.	970	42,195
St. Mary Land & Exploration Company	820	34,227
Stone Energy Corporation (b)	330	14,880

		91,302
Retail - Clothing/Shoes 2.6%
Charming Shoppes, Inc. (b)	4,200	39,354
The Men’s Wearhouse, Inc. (b)	1,200	38,352

		77,706
Retail - Restaurants 1.5%
McDonald’s Corporation	1,370	43,922
Retail/Wholesale - Building Products 1.3%
The Home Depot, Inc.	900	$38,466
Steel - Producers 1.2%
Nucor Corporation	670	35,068
Telecommunications - Equipment 1.1%
Commscope, Inc. (b)	1,750	33,075
Telecommunications - Wireless Equipment 2.4%
Motorola, Inc.	2,300	39,560
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	1,070	33,694

		73,254
Telecommunications - Wireless Services 1.2%
Millicom International Cellular SA (b)	1,630	37,050
Utility - Electric Power 1.5%
Edison International	1,400	44,842

Total Common Stocks (Cost $2,427,454)		2,999,629

Short-Term Investments (a) 0.8%
Repurchase Agreements (d)
State Street Bank (Dated 12/31/05), 0.85%, Due 1/03/05 (Repurchase Proceeds $23,102); Collateralized by: United States Government & Agency Issues	$23,100	23,100

Total Short-Term Investments (Cost $23,100)		23,100

Total Investments in Securities (Cost $2,450,554) 100.1%		3,022,729
Other Assets and Liabilities, Net (0.1%)		(2,302)

Net Assets 100.0%		$3,020,427

STRONG DIVIDEND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.7%
Aerospace - Defense 4.5%
General Dynamics Corporation	18,000	$1,882,800
Lockheed Martin Corporation	70,000	3,888,500

		5,771,300
Auto/Truck - Original Equipment 2.2%
Johnson Controls, Inc.	43,000	2,727,920
Banks - Money Center 8.8%
Bank of America Corporation	100,000	4,699,000
Citigroup, Inc.	135,000	6,504,300

		11,203,300
Banks - Northeast 2.7%
Commerce Bancorp, Inc.	15,000	966,000
North Fork Bancorporation, Inc.	87,000	2,509,950

		3,475,950
Banks - Super Regional 6.6%
AmSouth Bancorporation	60,000	1,554,000
Regions Financial Corporation	65,433	2,328,761
Wachovia Corporation	85,000	4,471,000

		8,353,761
Beverages - Alcoholic 1.7%
Anheuser-Busch Companies, Inc.	43,000	2,181,390

42

STRONG DIVIDEND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Chemicals - Basic 4.5%
The Dow Chemical Company	92,000	$4,554,920
Lyondell Petrochemical Company	40,000	1,156,800

		5,711,720
Chemicals - Specialty 2.8%
Air Products & Chemicals, Inc.	26,000	1,507,220
Ashland, Inc.	36,000	2,101,680

		3,608,900
Computer Software - Desktop 2.0%
Microsoft Corporation	96,000	2,564,160
Cosmetics - Personal Care 1.9%
The Procter & Gamble Company	44,000	2,423,520
Diversified Operations 5.8%
E.I. Du Pont de Nemours & Company	75,000	3,678,750
Fortune Brands, Inc.	20,000	1,543,600
United Technologies Corporation	21,000	2,170,350

		7,392,700
Electronics - Semiconductor Manufacturing 3.0%
Intel Corporation	165,000	3,859,350
Finance - Investment Brokers 1.8%
Morgan Stanley	40,000	2,220,800
Food - Miscellaneous Preparation 1.2%
H.J. Heinz Company	39,000	1,520,610
Insurance - Diversified 3.5%
Assurant, Inc.	145,000	4,429,750
Insurance - Property/Casualty/Title 3.2%
The Allstate Corporation	78,000	4,034,160
Medical - Ethical Drugs 1.9%
Wyeth	56,000	2,385,040
Medical/Dental - Supplies 2.7%
Becton, Dickinson & Company	59,500	3,379,600
Metal Products - Fasteners 1.5%
Illinois Tool Works, Inc.	20,000	1,853,600
Oil & Gas - Field Services 1.8%
Schlumberger, Ltd.	34,000	2,276,300
Oil & Gas - International Integrated 9.0%
BP PLC Sponsored ADR	46,000	2,686,400
ConocoPhillips	65,000	5,643,950
Royal Dutch Petroleum Company - New York Shares	55,000	3,155,900

		11,486,250
Retail - Home Furnishings 0.8%
Ethan Allen Corporation	25,000	1,000,500
Retail - Major Discount Chains 2.6%
Costco Wholesale Corporation	33,000	1,597,530
Kmart Holding Corporation (b)	17,000	1,682,150

		3,279,680
Retail - Restaurants 3.0%
McDonald’s Corporation	120,000	3,847,200
Telecommunications - Services 0.8%
Citizens Communications Company	75,000	$1,034,250
Telecommunications - Services Foreign 1.9%
BCE, Inc.	100,000	2,413,000
Telecommunications - Wireless Services 2.3%
Vodafone Group PLC Sponsored ADR	108,000	2,957,040
Tobacco 2.8%
UST, Inc.	75,000	3,608,250
Transportation - Rail 3.1%
Burlington Northern Santa Fe Corporation	82,000	3,879,420
Utility - Electric Power 8.3%
Constellation Energy Group, Inc.	60,000	2,622,600
Exelon Corporation	40,000	1,762,800
TXU Corporation	95,000	6,133,200

		10,518,600

Total Common Stocks (Cost $94,509,479)		125,398,021

Short-Term Investments (a) 1.2%
Repurchase Agreements (d)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $600,108); Collateralized by: United States Government & Agency Issues	$600,000	600,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $975,269); Collateralized by: United States Government & Agency Issues	975,200	975,200

Total Short-Term Investments (Cost $1,575,200)		1,575,200

Total Investments in Securities (Cost $96,084,679) 99.9%		126,973,221
Other Assets and Liabilities, Net 0.1%		124,121

Net Assets 100.0%		$127,097,342

CURRENCY ABBREVIATIONS

CAD — Canadian Dollar

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or portion of these securities are held in conjunction with open written option contracts.
(d)	See Note 2(J) of Notes to Financial Statements.
(e)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(f)	Restricted and Illiquid Security.
(g)	All or a portion of security is pledged as collateral to cover open written option contracts.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.
(i)	Affiliated Issuer. (See Note 9 of Notes to Financial Statements)

Percentages are stated as percentages of net assets.

See Notes to Financial Statements.

43

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $56,577, $589,305 and $187,344, respectively)	$68,079	$699,223	$231,044
Affiliated Issuers (Cost of $0, $0 and $2,650, respectively)	—	—	2,242
Receivable for Securities Sold	505	6,356	3,538
Receivable for Fund Shares Sold	19	2,579	186
Dividends and Interest Receivable	61	503	80
Other Assets	12	56	17

Total Assets	68,676	708,717	237,107

Liabilities:
Payable for Securities Purchased	—	—	4,240
Written Options, at Value (Premiums Received of $0, $6,338 and $1,140, respectively)	—	7,521	1,271
Payable for Fund Shares Redeemed	1,173	550	2,778
Payable Upon Return of Securities on Loan	—	24,157	—
Accrued Operating Expenses and Other Liabilities	56	156	106

Total Liabilities	1,229	32,384	8,395

Net Assets	$67,447	$676,333	$228,712

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$69,577	$565,731	$299,746
Undistributed Net Investment Income (Loss)	9	52	(261)
Accumulated Net Realized Gain (Loss)	(13,641)	1,815	(113,934)
Net Unrealized Appreciation (Depreciation)	11,502	108,735	43,161

Net Assets	$67,447	$676,333	$228,712

Capital Shares Outstanding (Unlimited Number Authorized)	5,201	30,274	3,551

Net Asset Value Per Share – Investor Class	$12.97	$22.34	$64.41

See Notes to Financial Statements.

44

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $117,476, $14,729 and $2,451, respectively)
(Including Repurchase Agreements of $25,295, $246 and $23, respectively)	$134,321	$17,874	$3,023
Receivable for Securities Sold	150	125	—
Receivable for Fund Shares Sold	806	71	—
Dividends and Interest Receivable	95	3	2
Other Assets	9	6	1

Total Assets	135,381	18,079	3,026

Liabilities:
Payable for Securities Purchased	—	322	—
Written Options, at Value (Premiums Received of $0, $64 and $0, respectively)	—	57	—
Payable for Fund Shares Redeemed	66	9	—
Accrued Operating Expenses and Other Liabilities	28	13	6

Total Liabilities	94	401	6

Net Assets	$135,287	$17,678	$3,020

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$116,515	$14,261	$2,515
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	1,926	266	(67)
Net Unrealized Appreciation (Depreciation)	16,846	3,151	572

Net Assets	$135,287	$17,678	$3,020

Capital Shares Outstanding (Unlimited Number Authorized)	8,100	1,278	259

Net Asset Value Per Share – Investor Class	$16.70	$13.83	$11.66

See Notes to Financial Statements.

45

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Dividend Income Fund
Assets:
Investments in Securities, at Value	$126,973
Unaffiliated Issuers (Cost of $96,085)
Receivable for Fund Shares Sold	89
Dividends and Interest Receivable	263
Other Assets	12

Total Assets	127,337

Liabilities:
Payable for Fund Shares Redeemed	186
Accrued Operating Expenses and Other Liabilities	54

Total Liabilities	240

Net Assets	$127,097

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$101,207
Undistributed Net Investment Income (Loss)	10
Accumulated Net Realized Gain (Loss)	(5,008)
Net Unrealized Appreciation (Depreciation)	30,888

Net Assets	$127,097

Investor Class ($ and shares in full)
Net Assets	$122,746,708
Capital Shares Outstanding (Unlimited Number Authorized)	7,494,637

Net Asset Value Per Share	$16.38

Class K ($ and shares in full)
Net Assets	$4,350,634
Capital Shares Outstanding (Unlimited Number Authorized)	268,983

Net Asset Value Per Share	$16.17

See Notes to Financial Statements.

46

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Dow 30 Value Fund	Strong Mid Cap Disciplined Fund	Strong Multi Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $0, $34 and $38, respectively)	$2,040	$7,561	$1,673
Interest	29	985	124

Total Income	2,069	8,546	1,797

Expenses:
Investment Advisory Fees	427	3,842	1,571
Administrative Fees	233	1,537	524
Custodian Fees	11	50	28
Shareholder Servicing Costs	262	1,152	907
Reports to Shareholders	57	175	178
Other	82	186	117

Total Expenses before Expense Waivers and Offsets	1,072	6,942	3,325
Expense Waivers and Offsets (Note 4)	(31)	(250)	(128)

Expenses, Net	1,041	6,692	3,197

Net Investment Income (Loss)	1,028	1,854	(1,400)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	2,046	34,729	(1,233)
Futures Contracts	—	1,227	—
Written Options	—	(12,948)	416
Net Realized Gain (Loss)	2,046	23,008	(817)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(2,477)	77,722	33,353
Written Options	—	(1,183)	(216)
Net Change in Unrealized Appreciation/Depreciation	(2,477)	76,539	33,137

Net Gain (Loss) on Investments	(431)	99,547	32,320

Net Increase (Decrease) in Net Assets Resulting from Operations	$597	$101,401	$30,920

See Notes to Financial Statements.

47

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Small Company Value Fund	Strong Small/Mid Cap Value Fund	Strong Strategic Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $4, $1 and $0, respectively)	$720	$55	$26
Interest	159	4	1

Total Income	879	59	27

Expenses:
Investment Advisory Fees	628	96	20
Administrative Fees	251	38	8
Custodian Fees	17	24	8
Shareholder Servicing Costs	191	32	7
12b-1 Fees	209	32	7
Professional Fees	22	13	12
Federal and State Registration Fees	26	18	17
Other	46	11	3

Total Expenses before Expense Waivers and Offsets	1,390	264	82
Expense Waivers and Offsets (Note 4)	(51)	(39)	(29)

Expenses, Net	1,339	225	53

Net Investment Income (Loss)	(460)	(166)	(26)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	6,220	1,198	(50)
Foreign Currencies	1	—	—
Futures Contracts	(91)	—	—
Written Options	1,085	(13)	—

Net Realized Gain (Loss)	7,215	1,185	(50)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	11,553	1,410	482
Written Options	—	2	—

Net Change in Unrealized Appreciation/Depreciation	11,553	1,412	482

Net Gain (Loss) on Investments	18,768	2,597	432

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,308	$2,431	$406

See Notes to Financial Statements.

48

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Dividend Income Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $27)	$3,482
Interest	20

Total Income	3,502

Expenses (Note 4):
Investment Advisory Fees	790
Administrative Fees	378
Custodian Fees	14
Shareholder Servicing Costs	408
Reports to Shareholders	89
Other	95

Total Expenses before Expense Waivers and Offsets	1,774
Expense Waivers and Offsets	(60)

Expenses, Net	1,714

Net Investment Income (Loss)	1,788

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	12,638
Net Change in Unrealized Appreciation/Depreciation on Investments	1,841

Net Gain (Loss) on Investments	14,479

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,267

See Notes to Financial Statements.

49

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Dow 30 Value Fund		Strong Mid Cap Disciplined Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$1,028	$819	$1,854	$328
Net Realized Gain (Loss)	2,046	(168)	23,008	54,447
Net Change in Unrealized Appreciation/Depreciation	(2,477)	20,065	76,539	32,094

Net Increase (Decrease) in Net Assets Resulting from Operations	597	20,716	101,401	86,869
Distributions:
From Net Investment Income	(1,028)	(819)	(1,459)	(300)
From Net Realized Gains	—	—	(41,300)	(10,874)

Total Distributions	(1,028)	(819)	(42,759)	(11,174)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,316)	(20,063)	302,927	83,658

Total Increase (Decrease) in Net Assets	(20,747)	(166)	361,569	159,353
Net Assets:
Beginning of Year	88,194	88,360	314,764	155,411

End of Year	$67,447	$88,194	$676,333	$314,764

Undistributed Net Investment Income (Loss)	$9	$9	$52	$67

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(1,400)	$(1,013)	$(460)	$(155)
Net Realized Gain (Loss)	(817)	(12,977)	7,215	3,403
Net Change in Unrealized Appreciation/Depreciation	33,137	87,933	11,553	5,594

Net Increase (Decrease) in Net Assets Resulting from Operations	30,920	73,943	18,308	8,842
Distributions:
From Net Investment Income	(716)	—	—	—
From Net Realized Gains	—	—	(5,610)	(2,130)

Total Distributions	(716)	—	(5,610)	(2,130)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,863)	(56,834)	83,040	24,966

Total Increase (Decrease) in Net Assets	(8,659)	17,109	95,738	31,678
Net Assets:
Beginning of Year	237,371	220,262	39,549	7,871

End of Year	$228,712	$237,371	$135,287	$39,549

Undistributed Net Investment Income (Loss)	$(261)	$—	$—	$—

See Notes to Financial Statements.

50

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(166)	$(25)	$(26)	$4
Net Realized Gain (Loss)	1,185	81	(50)	86
Net Change in Unrealized Appreciation/Depreciation	1,412	2,149	482	227

Net Increase (Decrease) in Net Assets Resulting from Operations	2,431	2,205	406	317
Distributions:
From Net Investment Income	—	—	—	(4)
From Net Realized Gains	(576)	—	(45)	—

Total Distributions	(576)	—	(45)	(4)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,098	4,011	1,078	209

Total Increase (Decrease) in Net Assets	8,953	6,216	1,439	522
Net Assets:
Beginning of Year	8,725	2,509	1,581	1,059

End of Year	$17,678	$8,725	$3,020	$1,581

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

51

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$1,788	$1,912
Net Realized Gain (Loss)	12,638	(2,505)
Net Change in Unrealized Appreciation/Depreciation	1,841	33,151

Net Increase (Decrease) in Net Assets Resulting from Operations	16,267	32,558
Distributions:
From Net Investment Income:
Investor Class	(1,721)	(1,830)
Class K	(79)	(71)

Total Distributions	(1,800)	(1,901)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(33,181)	(36,570)

Total Increase (Decrease) in Net Assets	(18,714)	(5,913)
Net Assets:
Beginning of Year	145,811	151,724

End of Year	$127,097	$145,811

Undistributed Net Investment Income (Loss)	$10	$22

See Notes to Financial Statements.

52

FINANCIAL HIGHLIGHTS

STRONG DOW 30 VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.99	$10.35	$12.44	$13.49		$14.22
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.12	0.09	0.07		0.06
Net Realized and Unrealized Gains (Losses) on Investments	(0.02)	2.64	(2.09)	(1.05)		(0.73)

Total from Investment Operations	0.18	2.76	(2.00)	(0.98)		(0.67)
Less Distributions:
From Net Investment Income	(0.20)	(0.12)	(0.09)	(0.07)		(0.06)

Total Distributions	(0.20)	(0.12)	(0.09)	(0.07)		(0.06)

Net Asset Value, End of Period	$12.97	$12.99	$10.35	$12.44		$13.49

Ratios and Supplemental Data
Total Return(b)	+1.36%	+26.68%	–16.07%	–7.29%		–4.75%
Net Assets, End of Period (In Millions)	$67	$88	$88	$108		$160
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%	1.3%		1.2%
Ratio of Expenses to Average Net Assets	1.3%	1.4%	1.4%	1.3%		1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%	1.0%	0.8%	0.5%		0.5%
Portfolio Turnover Rate	37.2%	123.0%	109.4%	110.6%		87.1%

STRONG MID CAP DISCIPLINED FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$20.13	$14.85	$17.42	$15.50		$13.52
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.02	0.01	(0.02)		(0.00	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	4.00	5.99	(2.06)	1.94		3.00

Total from Investment Operations	4.06	6.01	(2.05)	1.92		3.00
Less Distributions:
From Net Investment Income	(0.05)	(0.02)	—	—		(0.06)
From Net Realized Gains	(1.80)	(0.71)	(0.52)	(0.00	)(c)	(0.96)

Total Distributions	(1.85)	(0.73)	(0.52)	(0.00	)(c)	(1.02)

Net Asset Value, End of Period	$22.34	$20.13	$14.85	$17.42		$15.50

Ratios and Supplemental Data
Total Return(b)	+21.18%	+40.66%	–11.78%	+12.41%		+22.80%
Net Assets, End of Period (In Millions)	$676	$315	$155	$92		$18
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.5%	1.5%	1.5%		1.9%
Ratio of Expenses to Average Net Assets	1.3%	1.5%	1.5%	1.5%		1.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.1%	0.1%	(0.2)%		(0.1)%
Portfolio Turnover Rate	62.3%	251.5%	430.7%	647.6%		300.6%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effects of sales charges.
(c)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

53

FINANCIAL HIGHLIGHTS (continued)

STRONG MULTICAP VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(b)	Sept. 30, 2001(c)		Sept. 30, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$55.63	$40.13	$52.60	$45.71	$51.89		$46.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.40)	(0.24)	(0.20)	(0.05)	0.02		(0.00	)(d)(e)
Net Realized and Unrealized Gains (Losses) on Investments	9.38	15.74	(12.27)	6.96	(6.20)		6.29

Total from Investment Operations	8.98	15.50	(12.47)	6.91	(6.18)		6.29
Less Distributions:
From Net Investment Income	(0.20)	—	—	(0.02)	—		(0.50)

Total Distributions	(0.20)	—	—	(0.02)	—		(0.50)

Net Asset Value, End of Period	$64.41	$55.63	$40.13	$52.60	$45.71		$51.89

Ratios and Supplemental Data
Total Return(f)	+16.14%	+38.62%	–23.71%	+15.11%	–11.91%		+13.73%
Net Assets, End of Period (In Millions)	$229	$237	$220	$353	$308		$402
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.6%	1.6%	1.5%*	1.6%		1.5%
Ratio of Expenses to Average Net Assets	1.5%	1.5%	1.6%	1.5%*	1.6%		1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7)%	(0.5)%	(0.4)%	(0.1)%*	(0.0	)%(d)	(0.0	)%(d)
Portfolio Turnover Rate	74.7%	65.0%	65.8%	18.1%	58.1%		52.2%

STRONG SMALL COMPANY VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.91	$9.12	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	3.75	5.71	(0.83)

Total from Investment Operations	3.69	5.66	(0.88)
Less Distributions:
From Net Realized Gains	(0.90)	(0.87)	—

Total Distributions	(0.90)	(0.87)	—

Net Asset Value, End of Period	$16.70	$13.91	$9.12

Ratios and Supplemental Data
Total Return(f)	+27.04%	+62.53%	–8.80%
Net Assets, End of Period (In Millions)	$135	$40	$8
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.7%	1.9%	2.6%*
Ratio of Expenses to Average Net Assets	1.6%	1.7%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.9)%	(1.0)%*
Portfolio Turnover Rate	40.6%	155.5%	200.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2001, the Fund changed its fiscal year-end from September to December.
(c)	Effective May 14, 2001 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Strong Schafer Capital Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	For the period March 28, 2002 (inception date) to December 31, 2002.

See Notes to Financial Statements.

54

FINANCIAL HIGHLIGHTS (continued)

STRONG SMALL/MID CAP VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.01	$7.58	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.03)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.43	4.46	(2.38)

Total from Investment Operations	2.30	4.43	(2.42)
Less Distributions:
From Net Realized Gains	(0.48)	—	—

Total Distributions	(0.48)	—	—

Net Asset Value, End of Period	$13.83	$12.01	$7.58

Ratios and Supplemental Data
Total Return(c)	+19.37%	+58.44%	–24.20%
Net Assets, End of Period (In Millions)	$18	$9	$3
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.1%	2.9%	3.6%*
Ratio of Expenses to Average Net Assets	1.8%	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3)%	(0.6)%	(0.7)%*
Portfolio Turnover Rate	132.9%	132.0%	107.7%

STRONG STRATEGIC VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.06	$7.99	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	1.88	2.07	(2.01)

Total from Investment Operations	1.78	2.10	(1.99)
Less Distributions:
From Net Investment Income	—	(0.03)	(0.02)
From Net Realized Gains	(0.18)	—	—

Total Distributions	(0.18)	(0.03)	(0.02)

Net Asset Value, End of Period	$11.66	$10.06	$7.99

Ratios and Supplemental Data
Total Return(c)	+18.01%	+26.24%	–19.86%
Net Assets, End of Period (In Millions)	$3	$2	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.0%	4.3%	5.9%*
Ratio of Expenses to Average Net Assets	1.9%	1.9%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%	0.3%	0.5%*
Portfolio Turnover Rate	90.3%	139.3%	56.9%

*	Calculated on an annualized basis
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period March 28, 2002 (inception date) to December 31, 2002.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

See Notes to Financial Statements.

55

FINANCIAL HIGHLIGHTS (continued)

STRONG DIVIDEND INCOME — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.57	$11.85	$15.19	$17.49	$17.31	$17.18
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.16	0.15	0.35	0.07	0.37
Net Realized and Unrealized Gains (Losses) on Investments	1.81	2.72	(3.09)	(2.30)	1.01	1.88

Total from Investment Operations	2.03	2.88	(2.94)	(1.95)	1.08	2.25
Less Distributions:
From Net Investment Income	(0.22)	(0.16)	(0.15)	(0.35)	(0.08)	(0.36)
From Net Realized Gains	—	—	(0.25)	—	(0.82)	(1.76)

Total Distributions	(0.22)	(0.16)	(0.40)	(0.35)	(0.90)	(2.12)

Net Asset Value, End of Period	$16.38	$14.57	$11.85	$15.19	$17.49	$17.31

Ratios and Supplemental Data
Total Return(c)	+14.04%	+24.50%	–19.77%	–11.20%	+6.60%	+15.36%
Net Assets, End of Period (In Millions)	$123	$141	$151	$234	$298	$260
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%	1.1%	1.0%*	1.0%
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.4%	1.1%	1.0%*	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.4%	1.2%	1.0%	2.1%	2.5%*	2.3%
Portfolio Turnover Rate(d)	49.0%	92.2%	114.1%	76.9%	7.0%	106.8%

STRONG DIVIDEND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.39	$11.71	$15.19
Income From Investment Operations:
Net Investment Income (Loss)	0.27	0.19	0.25
Net Realized and Unrealized Gains (Losses) on Investments	1.79	2.71	(3.13)

Total from Investment Operations	2.06	2.90	(2.88)
Less Distributions:
From Net Investment Income	(0.28)	(0.22)	(0.35)
From Net Realized Gains	—	—	(0.25)

Total Distributions	(0.28)	(0.22)	(0.60)

Net Asset Value, End of Period	$16.17	$14.39	$11.71

Ratios and Supplemental Data
Total Return(c)	+14.49%	+24.99%	–19.42%
Net Assets, End of Period (In Millions)	$4	$5	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	2.1%
Ratio of Expenses to Average Net Assets	1.0%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.8%	1.6%	1.6%
Portfolio Turnover Rate(d)	49.0%	92.2%	114.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

56

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Value Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Dow 30 Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Mid Cap Disciplined Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Multi Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small Company Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Small/Mid Cap Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Strategic Value Fund(2) (a series fund of Strong Equity Funds II, Inc.)

•	Strong Dividend Income Fund(2) (a series fund of Strong Conservative Equity Funds, Inc.)

(1) Non-diversified Fund

(2) Diversified Fund

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund offer Investor Class shares. Strong Dividend Income Fund offers Investor Class shares and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Investor Class shares are available to the general public and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Multi Cap Value Fund	$1,271,000	$1,403,840	0.6%
Strong Small/Mid Cap Value Fund	93,000	102,720	0.6%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of

57

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Dividend Income Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Dividend Income Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains,

58

but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Mid Cap Disciplined Fund had securities with a market value of $23,552,811 on loan and had received $24,156,972 in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $24,306 and $1,165 for Strong Mid Cap Disciplined Fund and Strong Dow 30 Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

59

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Class K
Strong Dow 30 Value Fund	0.55%		0.30%	*
Strong Mid Cap Disciplined Fund	0.75	%(1)	0.30%	*
Strong Multi Cap Value Fund	0.75%		0.25%	*
Strong Small Company Value Fund	0.75	%(1)	0.30%	*
Strong Small/Mid Cap Value Fund	0.75	%(1)	0.30%	*
Strong Strategic Value Fund	0.75	%(1)	0.30%	*
Strong Dividend Income Fund	0.70	%(2)(3)	0.30%	0.25%

*	Fund does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The investment advisory fees are 0.70% for assets under $4 billion, 0.675% for the next $2 billion assets, and 0.65% for assets $6 billion and above.
(3)	The annual advisory fee actually paid may be lower than these figures based on the subadvisory agreement described below.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund, and Strong Dividend Income Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 2.00%, 2.00%, and 0.99%, respectively. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 10), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.025% for Strong Dow 30 Value Fund and 0.033% for the Funds with the exception of Strong Dow 30 Value Fund from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Fund Family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Class K shares are paid an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Through December 31, 2004, the W.H. Reaves & Co., Inc. (“Reaves”) managed the investments of Strong Dividend Income Fund under a subadvisory agreement with the Advisor. Reaves was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services. The investment subadvisory fees began at 0.585% and were reduced based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of the Russell 1000 Value Index. The Fund’s advisory fee shall be reduced by an amount equal to the difference between the fee Reaves would have been paid had the performance criteria been met, and the actual fee paid to Reaves. In addition, Reaves directly affected purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the year ended December 31, 2004, totaled $125,069.

Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, and Strong Strategic Value Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act. Under this plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of each Fund as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s shares.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

60

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Dow 30 Value Fund	$21,858	$262,884	$390	$3,513
Strong Mid Cap Disciplined Fund	107,620	1,156,150	5,187	16,921
Strong Multi Cap Value Fund	68,425	908,812	2,983	8,924
Strong Small Company Value Fund	15,310	193,723	741	2,518
Strong Small/Mid Cap Value Fund	2,871	32,392	79	1,128
Strong Strategic Value Fund	527	7,113	15	918
Strong Dividend Income Fund	31,407	408,946	4,261	5,698

Strong Financial Corporation, the Advisor’s parent, owned 19% of Strong Strategic Value Fund at December 31, 2004.

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Dividend Income Fund
Investor Class	$366,867	$399,038	$81,375	$4,115
Class K	10,809	8,665	7,426	1,390

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Directed Brokerage Credits	Earnings Credits
Strong Dow 30 Value Fund	$(24,525)	$(2,959)	$(3,875)
Strong Mid Cap Disciplined Fund	(181,896)	(57,515)	(10,091)
Strong Multi Cap Value Fund	(81,319)	(45,686)	(737)
Strong Small Company Value Fund	(28,595)	(19,776)	(2,562)
Strong Small/Mid Cap Value Fund	(12,917)	(26,097)	(67)
Strong Strategic Value Fund	(28,998)	(417)	(7)
Strong Dividend Income Fund
Investor Class	(6,983)	—	—
Class K	(16,249)	—	—
Fund Level	(36,978)	—	(7)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 10. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 10.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% (except Strong Multi Cap Value Fund, which is limited to 5%) of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Dow 30 Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund had no borrowings under the LOC during the period. Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund and Strong Small/Mid Cap Value Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

61

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Dow 30 Value Fund	$27,802,632	$46,553,429
Strong Mid Cap Disciplined Fund	561,098,173	276,061,175
Strong Multi Cap Value Fund	153,084,836	188,055,120
Strong Small Company Value Fund	88,757,108	29,420,870
Strong Small/Mid Cap Value Fund	23,309,823	16,644,025
Strong Strategic Value Fund	3,359,980	2,289,701
Strong Dividend Income Fund	61,591,754	93,875,739

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Dow 30 Value Fund	$60,025,968	$9,875,559	$(1,822,501)	$8,053,058	$9,381	$—
Strong Mid Cap Disciplined Fund	590,061,221	112,721,042	(3,559,474)	109,161,568	5,424,452	—
Strong Multi Cap Value Fund	202,345,774	36,666,279	(5,726,189)	30,940,090	93,083	—
Strong Small Company Value Fund	117,476,635	19,701,811	(2,857,072)	16,844,739	1,907,520	30,825
Strong Small/Mid Cap Value Fund	15,010,067	2,969,343	(105,105)	2,864,238	273,553	273,422
Strong Strategic Value Fund	2,450,554	585,725	(13,550)	572,175	—	—
Strong Dividend Income Fund	97,230,699	30,475,478	(732,956)	29,742,522	9,933	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Dow 30 Value Fund	$1,027,649	$—	$10,193,026	$—	$819,183	$—
Strong Mid Cap Disciplined Fund	38,659,910	4,098,788	—	1,875,307	11,173,698	—
Strong Multi Cap Value Fund	716,285	—	101,582,276	—	—	—
Strong Small Company Value Fund	5,356,087	253,973	—	—	2,015,079	114,679
Strong Small/Mid Cap Value Fund	—	575,996	—	—	—	—
Strong Strategic Value Fund	42,414	2,182	67,166	—	4,123	—
Strong Dividend Income Fund	1,800,811	—	3,850,257	12,270	1,900,639	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 18.3%, Strong Multi Cap Value Fund 100.0%, Strong Small Company Value Fund 10.8%, Strong Small/Mid Cap Value Fund 0.0%, Strong Strategic Value Fund 56.0%, and Strong Dividend Income Fund 100.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Dow 30 Value Fund 100.0%, Strong Mid Cap Disciplined Fund 17.9%, Strong Multi Cap Value Fund 100.0%, Strong Small Company Value Fund 11.5%, Strong Small/Mid Cap Value Fund 0.0%, Strong Strategic Value Fund 53.0%, and Strong Dividend Income Fund 100.0%.

Strong Dow 30 Value Fund, Strong Small/Mid Cap Value Fund and Strong Dividend Income Fund utilized $862,242, $6,085 and $10,935,223, respectively, of their capital loss carryovers during the year ended December 31, 2004.

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8.	Capital Share Transactions

	Strong Dow 30 Value Fund		Strong Mid Cap Disciplined Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$10,548,096	$22,801,363	$639,726,544	$221,120,972
Proceeds from Reinvestment of Distributions	979,357	781,361	41,489,150	10,984,836
Payment for Shares Redeemed	(31,843,326)	(43,645,756)	(378,288,981)	(148,447,685)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(20,315,873)	$(20,063,032)	$302,926,713	$83,658,123

Transactions in Shares of Each of the Funds Were as Follows:
Sold	827,458	2,048,446	30,446,159	13,318,232
Issued in Reinvestment of Distributions	75,479	60,151	1,994,256	565,234
Redeemed	(2,491,926)	(3,857,035)	(17,803,172)	(8,711,364)

Net Increase (Decrease) in Shares of the Fund	(1,588,989)	(1,748,438)	14,637,243	5,172,102

	Strong Multi Cap Value Fund		Strong Small Company Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$42,477,277	$42,217,248	$149,171,231	$42,355,981
Proceeds from Reinvestment of Distributions	694,219	—	5,471,977	2,100,499
Payment for Shares Redeemed	(82,034,472)	(99,051,486)	(71,603,505)	(19,490,406)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(38,862,976)	$(56,834,238)	$83,039,703	$24,966,074

Transactions in Shares of Each of the Funds Were as Follows:
Sold	709,413	937,422	9,610,777	3,425,586
Issued in Reinvestment of Distributions	10,810	—	344,921	157,932
Redeemed	(1,435,943)	(2,158,943)	(4,699,304)	(1,602,696)

Net Increase (Decrease) in Shares of the Fund	(715,720)	(1,221,521)	5,256,394	1,980,822

63

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Small/Mid Cap Value Fund		Strong Strategic Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$14,750,268	$8,418,486	$2,558,005	$1,433,200
Proceeds from Reinvestment of Distributions	520,046	—	34,936	2,782
Payment for Shares Redeemed	(8,172,790)	(4,407,193)	(1,515,242)	(1,226,836)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$7,097,524	$4,011,293	$1,077,699	$209,146

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,163,624	864,607	239,435	154,396
Issued in Reinvestment of Distributions	39,517	—	3,449	276
Redeemed	(651,576)	(469,373)	(141,070)	(130,034)

Net Increase (Decrease) in Shares of the Fund	551,565	395,234	101,814	24,638

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$12,663,221	$28,984,092
Proceeds from Reinvestment of Distributions	1,610,726	1,717,170
Payment for Shares Redeemed	(46,268,353)	(70,862,834)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,994,406)	(40,161,572)

CLASS K
Proceeds from Shares Sold	957,685	4,507,584
Proceeds from Reinvestment of Distributions	73,969	51,686
Payment for Shares Redeemed	(2,218,124)	(967,662)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,186,470)	3,591,608

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(33,180,876)	$(36,569,964)

64

	Strong Dividend Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	842,428	2,243,781
Issued in Reinvestment of Distributions	104,861	134,583
Redeemed	(3,114,265)	(5,474,314)

Net Increase (Decrease) in Shares	(2,166,976)	(3,095,950)

CLASS K
Sold	65,076	373,802
Issued in Reinvestment of Distributions	4,880	4,068
Redeemed	(152,136)	(74,398)

Net Increase (Decrease) in Shares	(82,180)	303,472

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2004	Value Dec. 31, 2004	Investment Income Jan. 1, 2004 - Dec. 31, 2004	Realized Gain/Loss on Sales
Strong Multi Cap Value Fund
Covalent Group	—	896,970	17,800	879,170	$2,241,884	$—	$285

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

65

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

66

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Value Funds:

We have audited the accompanying statements of assets and liabilities of Strong Dow 30 Value Fund, Strong Mid Cap Disciplined Fund, Strong Multi Cap Value Fund, Strong Small Company Value Fund, Strong Small/Mid Cap Value Fund, Strong Strategic Value Fund and Strong Dividend Income Fund (all seven collectively constituting Strong Value Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

67

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Dow 30 Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Dow 30 Value Fund into the Wells Fargo Advantage Dividend Income Fund.

For	Against	Abstain
2,847,097.099	253,009.596	113,813.300

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,822,076.041	259,115,937	132,728.017

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,811,769.717	274,019.973	128,130.305

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,213,919.995	—	—

Results of Special Meeting of Shareholders of Strong Mid Cap Disciplined Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Mid Cap Disciplined Fund into the Wells Fargo Advantage Mid Cap Disciplined Fund.

For	Against	Abstain
16,788,270.730	751,876.278	475,213.382

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
16,781,255.575	717,453.152	516,651.663

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
16,747,407.376	736,231.938	531,721.076

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
18,015,360.390	—	—

Results of Special Meeting of Shareholders of Strong Multi Cap Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Multi Cap Value Fund into the Wells Fargo Advantage Small Cap Value Fund.

For	Against	Abstain
1,748,493.761	69,922.369	34,120.052

To approve an interim advisory agreement with Wells Fargo Funds Management.

For	Against	Abstain
1,742,605.556	71,530.195	38,400.431

68

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
1,739,406.276	72,231.047	40,898.859

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
1,852,536.182	—	—

Results of Special Meeting of Shareholders of Strong Small Company Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Small Company Value Fund into the Wells Fargo Advantage Small Cap Disciplined Fund.

For	Against	Abstain
3,334,502.925	198,093.537	81,243.975

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
3,312,683.661	198,671.190	102,485.586

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
3,295,881.727	208,452.232	109,506.478

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,613,840.437	—	—

Results of Special Meeting of Shareholders of Strong Small/Mid Cap Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Small/Mid Cap Value Fund into the Wells Fargo Advantage Small/Mid Cap Value Fund.

For	Against	Abstain
579,572.973	20,391.915	8,767.875

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
574,583.227	22,961.483	11,188.053

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
574,924.166	22,238.222	11,570.375

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
608,732.763	—	—

69

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Strategic Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Strategic Value Fund into the Wells Fargo Advantage U.S. Value Fund.

For	Against	Abstain
207,914.273	5,730.363	1,622.801

To approve an interim advisory agreement with Wells Fargo Funds Management.

For	Against	Abstain
207,914.273	5,730.363	1,622.801

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
207,866.001	5,778.635	1,622.801

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
215,267.437	—	—

Results of Special Meeting of Shareholders of Strong Dividend Income Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Dividend Income Fund into the Wells Fargo Advantage Dividend Income Fund.

For	Against	Abstain
4,274,593.820	219,296.036	113,863.415

To approve an interim advisory agreement with Wells Fargo Funds Management.

For	Against	Abstain
4,241,569.106	219,562.555	146,621.610

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
4,262,910.172	221,254.395	123,588.704

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,607,753.271	—	—

70

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

71

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

72

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

73

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48467 02-05

AVLU/WH3296 12-04

ANNUAL REPORT    |    December 31, 2004

Item 1.	Reports to Shareholders

Strong

Core

Funds

Strong Balanced Fund

Strong Large Cap Core Fund

Strong Growth and Income Fund

Strong Opportunity Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Core

funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Balanced Fund

The Strong Balanced Fund underperformed its broad-based benchmark, the Standard & Poor’s 500 Index (S&P 500) during 2004. During the 12 months ending December 31, 2004, the Fund returned 6.86%, while the S&P 500 returned 10.87%. A balanced benchmark, the 60/40 Balanced Fund Index (which blends a 60% weighting in the S&P 500 with a 40% weighting in the Lehman Brothers Intermediate U.S. Government/Credit Bond Index), returned 7.81% for the same period.

A fourth-quarter breakout

The stock market was stuck in a trading range for much of 2004, failing to generate much positive or negative momentum. Although the economy continued to grow steadily and corporate earnings came in essentially as expected, rising oil prices and concerns about the potential for terrorism weighed on the market.

The market, however, rose sharply following the November 2 presidential election. Investors had been concerned that the election would fail to yield a quick and decisive victory, as happened in 2000. However, the clear-cut result seemed to calm these fears.

The Fund’s fixed-income portion benefited from a better-than-expected backdrop for bonds. Although the Federal Reserve raised short-term interest rates five times between June 30 and December 31, the market widely anticipated the increases, which had only a minimal negative impact on bonds with maturities exceeding five years.

Indeed, the most notable feature of the Treasury bond market in 2004 was the wide divergence between the behavior of short-term and long-term interest rates. Over the course of the year, the yield on 2-Year Treasury notes rose to just over 3.0% versus a level of 1.82% at the end of 2003. The 10-Year Treasury note started 2004 at a 4.25% yield, and finished the year practically unchanged at 4.22%. The yield of the long-term Treasury bond actually declined by 0.25%! While a “flattening” of the yield curve isn’t unusual during a period of tightening monetary policy, it was rather surprising to see long-maturity issues perform so well in the face of persistent short term rate hikes.

Skeptical of pharmaceuticals

The economy’s solid performance continued to benefit the Fund’s holdings in the industrial sector. In addition, the Fund was helped its reduced holdings in large-capitalization pharmaceutical stocks, a stance we took because we believed such companies in faced a number of political as well as self-induced challenges. The Fund also benefited from investments in the Internet sector as well as among lodging companies. In lodging, the Fund gained especially from its position in Starwood Hotels and Resorts, which benefited from a continued recovery in travel-related spending.

We do, however, wish that we had put more of an emphasis on energy stocks early in 2004 when these companies could be bought more cheaply; as oil and natural gas prices soared during the year, these stocks soared with them. We also, in hindsight, would have invested less in technology and health care stocks, neither of which performed well as a group during the year.

Focus on earnings growth and valuation

Following our overall management strategy of looking for companies with attractive valuations, strong earnings growth, and displaying positive fundamental financial momentum, we avoided investing in most large-capitalization drug companies. Although these companies were offering attractive valuations relative to their historic levels, the industry’s fundamentals appeared to be deteriorating and did not, in our opinion, provide compelling investment opportunities. The Fund did own a position in pharmaceutical giant Merck, but we sold all of the portfolio’s remaining shares in the company just days before it announced that the blockbuster drug Vioxx would be pulled from the market because of safety concerns.

We found a more attractive opportunity in UnitedHealth Group, a leading provider of health care benefits. Despite analysts’ expectations to the contrary, this company’s fundamentals continued to improve, even as the company continued to trade at an attractive valuation. This was a strong-performing stock for the Fund during the year.

Although valuation continued to be an important consideration when choosing investments for the Fund, we sometimes looked to other criteria when we believed that companies’ fundamentals were strong enough to make up for a higher-than-desired valuation. Several examples of this were found among Internet companies during the period, most notably Yahoo!, the leading Web portal, and eBay, the largest online auction site. These are two of the best examples of Internet companies which have been successful at obtaining advertising dollars that previously would have gone to “old media” outlets such as magazines, newspapers, and television stations.

Our management approach with the intermediate fixed-income portion of the portfolio was to maximize coupon income. We accomplished this goal by increasing the Fund’s exposure to corporate and mortgage-backed bonds, both of which offer higher interest rates than other types of bonds with comparable maturities.

In addition to extra income, the corporate bond market provided opportunities to capture relative price appreciation. A strong economic environment supported credit fundamentals, which allowed a narrowing of the “risk premium” versus Treasury yields. The market for mortgage-backed securities also performed well as the relative stability in intermediate rates allayed fears of a significant shift in the rate of prepayments related to refinance activity. All in all it was a pretty good year for investing in fixed income securities despite the steady climb in the Federal Reserve’s overnight rate targets and the Fund’s allocation to bonds served its purposes: diversification, volatility reduction, and income.

New Manager and Fund Reorganization

Effective January 1, 2005, David L. Roberts, CFA, of Wells Capital Management Incorporated began managing the equity portion of the Fund. W. Frank Koster continues to manage the bond portion of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Balanced Fund on or about April 11, 2005.

Thank you for your investment in the Strong Balanced Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth). For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest-rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Source: Frank Russel Company via FactSet

Fund Highlights are continued on next page.

3

Strong Balanced Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index, the 60/40 Balanced Fund Index, and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The 60/40 Balanced Fund Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P Index and 60/40 Balanced Fund Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

United States Treasury Bills, Notes & Bonds	6.1%
FNMA Notes	3.7%
General Electric Company	3.2%
Exxon Mobil Corporation	2.7%
FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	2.6%
Bank of America Corporation	2.3%
International Business Machines Corporation	1.8%
Microsoft Corporation	1.8%
The Procter & Gamble Company	1.7%
UnitedHealth Group, Inc.	1.6%

Top Ten	27.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	6.86%
5-year	-1.81%
10-year	7.23%
Since Fund Inception (12-30-81)	10.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	5.4%
Oil & Gas — International Integrated	4.4%
Computer Software — Enterprise	2.6%
Computer — Manufacturers	2.5%
Banks — Money Center	2.3%
Telecom — Wireless Equipment	2.3%
Retail — Major Discount Chains	2.2%
Commercial Services — Miscellaneous	1.9%
Finance — Investment Brokers	1.9%
Utility — Electric Power	1.8%

Top Ten	27.3%

Risks: Stock investments should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond investment values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

5

Strong Large Cap Core Fund

The Strong Large Cap Core Fund posted a return of 8.69% for the one-year period ended December 31, 2004. This placed it behind its broad-based benchmark, the Standard and Poor’s 500, which returned 10.87% for the same period.

Investors were often uncertain

For much of the year, the equity markets took a breather after their strong returns in 2003. While there were many signs of economic improvement, there were also significant reasons for concern, including the unresolved conflict in Iraq, the potential for other global conflicts, uneven employment data, and the potential impact of rising interest rates. These factors weighed on the economy and on investor sentiment, keeping returns muted for most of the year.

Investor sentiment began to improve somewhat near the end of May, as the market focused its attention on good news regarding strong corporate profits and new job creation. Fund holdings that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the first half of the year.

When the Federal Reserve acted to raise short-term rates by a quarter percentage point at the end of June, the modest move was widely anticipated. The Fed raised rates four more times before the end of the year, bringing the target rate up to 2.25% from 1.0%. The measured pace of these increases, a quarter point at a time, helped to quiet fears of inflation.

Although equity returns remained tepid in the year’s third quarter, they staged a solid comeback in the fourth quarter, as investors gained greater confidence in the economic outlook. Corporate profits climbed to record levels, job creation appeared to pick up, and oil prices moved down from their earlier highs. The quick resolution to the November elections — unlike the drawn-out scenario in 2000 — and a result that was generally seen as positive for business allowed the equity markets to enjoy a strong upturn through most of the remainder of the year.

Factors in our performance

In the first half of the year, the Fund’s energy holdings contributed positively to performance. Our emphasis in this sector was on the large integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates.

Later in the year, many of the Fund’s gains took place in such cyclical sectors as materials, select technology, and industrial stocks. This was indicative of improving investor sentiment with respect to the sustainability of the economic recovery. We had significant holdings in these areas, including Phelps Dodge and Nucor. Home sales continued to be strong, allowing our investments among homebuilders to make meaningful contributions to our performance. Internet companies eBay and Yahoo! also had a positive impact on our returns.

Equally important to our results, however, was avoiding large investments in major portions of the technology sector (as well as health care) that appeared to us to be overvalued relative to their earnings prospects.

For much of the year, the Fund outpaced its broad-based benchmark. As the equity markets surged ahead in the fourth quarter, we were able to post solid gains, though not at the same rate as the index. Our focus on large capitalization stocks, with a median market capitalization that typically exceeds that of the S&P 500, hurt our results over the year, as smaller-company stocks on the whole outperformed larger-cap stocks.

Looking ahead

For months, many factors took a toll on investor confidence — factors that had little to do with the economy or corporate earnings. Now, investors once again are paying attention to some very positive underlying economic trends. This offers the potential for positive impact on equity markets, though perhaps not at the same rate as in the fourth quarter of 2004.

We anticipate that economic growth should continue at a sustainable pace in coming months. Corporate earnings appear to be strong, and there is good reason they will continue to be so. Inflation remains at manageable levels, and the Federal Reserve appears to be strongly committed to its measured pace of rate increases. There are still many concerns facing investors, including geopolitical uncertainty and rising interest rates, but on balance, we believe positive economic factors could help to drive reasonable gains among large-cap stocks in coming months.

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Growth and Income Fund, the successor to the Strong Growth and Income Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Large Cap Core Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

6

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

7

Strong Large Cap Core Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

ConocoPhillips	3.9%
Yahoo! Inc.	3.6%
Citigroup, Inc.	3.5%
Starwood Hotels & Resorts Worldwide, Inc.	3.4%
eBay, Inc.	3.4%
Tyco International, Ltd.	3.4%
NIKE, Inc. Class B	3.3%
American International Group, Inc.	3.3%
Exxon Mobil Corporation	3.0%
Bank of America Corporation	3.0%

Top Ten	33.8%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

8

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	8.69%
5-year	-4.44%
Since Fund Inception (6-30-98)	2.30%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	10.3%
Oil & Gas — International Integrated	8.7%
Banks — Money Center	6.4%
Finance — Investment Brokers	5.1%
Building — Resident/Commercial	4.9%
Telecommunications — Wireless Services	4.7%
Oil & Gas — United States Exploration & Production	4.4%
Internet — Internet Service Provider/Content	3.6%
Leisure — Hotels & Motels	3.4%
Internet — E*Commerce	3.4%

Top Ten	54.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on this and other risks.

9

Strong Growth and Income Fund

The Strong Growth and Income Fund Investor Class gained 8.88% during the 12 months ending December 31, 2004. This result lagged the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which rose 10.87% during the same time frame.

A fourth-quarter breakout

The stock market was stuck in a trading range for much of 2004, failing to generate much positive or negative momentum for much of the year. Although the economy continued to grow steadily and corporate earnings came in essentially as expected, rising oil prices and concerns about the potential for terrorism weighed on the market.

The market, however, broke out of this trading range following the November 2 presidential election and rose sharply. Investors had been concerned that the election would fail to yield a quick and decisive victory, as happened in 2000. However, the clear-cut result seemed to calm these fears. Many investors most likely also saw the re-election of President Bush as an indication that investor-friendly policies such as lower dividend and capital gains tax rates were likely to continue.

Skeptical of pharmaceuticals

The economy’s solid performance continued to benefit the Fund’s holdings in the industrial sector. In addition, the Fund was helped by our decision to under-represent the portfolio in large-capitalization pharmaceutical stocks, a stance we took because we believed companies in the sector faced a number of political as well as self-induced challenges. The Fund also benefited from investments in the Internet sector as well as among lodging companies. In lodging, the Fund gained especially from its position in Starwood Hotels and Resorts Worldwide, Inc., which rose as business and leisure travel continued to rebound from its long slump in past years.

We do, however, wish that we had put more of an emphasis on energy stocks early in 2004 when these companies could be bought more cheaply; as oil and natural gas prices soared during the year, these stocks soared with them. We also, in hindsight, would have invested less in technology and health care stocks, neither of which performed well as a group during the year.

Focus on earnings growth and valuation

Our management approach during the period included a focus on screening techniques designed to uncover stocks displaying strong earnings growth and trading at attractive valuations. In other words, we were looking for companies with solid potential but that were not yet fully exploiting it. This process included an analysis of each company’s end market, competitive environment, and ability to meet or exceed stated financial goals.

Following our overall management strategy of looking for companies with attractive valuations and displaying positive fundamental financial momentum, we avoided investing in most large-capitalization drug companies. Although these companies were offering attractive valuations relative to their historic levels, the industry’s fundamentals appeared to be deteriorating and did not, in our opinion, provide compelling investment opportunities. The Fund did own a position in pharmaceutical giant Merck, but we sold all of the portfolio’s remaining shares in the company before it announced that the blockbuster drug Vioxx would be pulled from the market because of safety concerns.

We found a more attractive opportunity in the health care sector in UnitedHealth Group, a leading provider of health care benefits. Despite analysts’ expectations to the contrary, this company’s fundamentals continued to improve, even as the company continued to trade at an attractive valuation. This was a strong-performing stock for the Fund during the year.

Although valuation continued to be an important consideration when choosing investments for the Fund, we sometimes looked to other criteria when we believed that companies’ fundamentals were particularly strong enough to make up for a higher-than-desired valuation. Several examples of this were found among Internet companies during the period, most notably Yahoo!, the leading Web portal, and eBay, the largest online auction site. These are two of the best examples of Internet companies who have been successful at obtaining advertising dollars that previously would have gone to “old media” outlets such as magazines, newspapers, and television stations.

New Manager and Fund Reorganization

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Growth and Income Fund, the successor to the Strong Growth and Income Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Growth and Income Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

10

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

11

Strong Growth and Income Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

General Electric Company	5.0%
Exxon Mobil Corporation	4.2%
Bank of America Corporation	3.4%
The Procter & Gamble Company	2.9%
Microsoft Corporation	2.9%
Tyco International, Ltd.	2.8%
UnitedHealth Group, Inc.	2.6%
eBay, Inc.	2.3%
Yahoo! Inc.	2.3%
The Goldman Sachs Group, Inc.	2.3%

Top Ten	30.7%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

12

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	8.88%
5-year	-5.35%
Since Fund Inception (12-29-95)	9.68%

Institutional Class[1,2]
1-year	9.59%
5-year	-4.75%
Since Fund Inception (12-29-95)	10.06%

Advisor Class[1,3]
1-year	8.85%
5-year	-5.40%
Since Fund Inception (12-29-95)	9.53%

Class K1, 4
1-year	9.35%
5-year	-5.11%
Since Fund Inception (12-29-95)	9.83%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Institutional Class shares.

[3]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[4]	The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	9.0%
Oil & Gas — International Integrated	7.0%
Banks — Money Center	4.0%
Computer — Manufacturers	3.8%
Telecom — Wireless Equipment	3.6%
Internet — Internet Service Provider/Content	3.6%
Retail — Major Discount Chains	3.5%
Finance — Investment Brokers	3.4%
Commercial Services — Miscellaneous	3.0%
Leisure — Hotels & Motels	3.0%

Top Ten	43.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on this and other risks.

13

Strong Opportunity Fund

Continuing the previous year’s bull market, the U.S. stock market posted another positive year in 2004. The Strong Opportunity Fund’s Investor Class shares gained 17.62% for the 12 months ending December 31, 2004. This result trailed that of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 20.22% during the same period.

A growing economy and higher rates

Strong consumer spending continued to carry the economy during 2004, while corporate spending gradually strengthened. The Federal Reserve continued to raise interest rates gradually during the period — exemplifying its confidence in the economy’s underlying strength. The Fed initiated five separate quarter-percentage-point rate hikes between June 30 and the end of the year.

We positioned the Strong Opportunity Fund with an expectation for higher rates and an aggressive economic recovery in 2004. The market rose only modestly for the first two-thirds of the year as a result of uncertainty surrounding the expected outcome of the U.S. presidential election along with rising energy costs. However, in the year’s fourth quarter, after the decisive election results and the relief in energy prices, the stock market rallied and ended the year on a very positive note.

Choosing stocks for the portfolio

The Strong Opportunity Fund uses a private market methodology in building its portfolio of securities. In other words, our investment process leads us to evaluate companies’ competitive strengths, assets, and financial position. We synthesize this information in an attempt to gauge the value an independent buyer would pay for the entire company, and then we look for stocks to buy that are trading at a discount to that value.

This process served us well in 2004 as it attracted us to luxury goods retailers, whose upscale clientele was, compared to lower-income customers, relatively unaffected by higher energy prices and sluggish employment growth. Upper-income shoppers were also buoyed by a second consecutive year of healthy stock market returns and a strong economy and housing market. Luxury retailers gave their customers a reason to shop in their stores by providing a strong representation of unique and wide assortments of fashions. We invested in luxury retailer Nordstrom, which through its differentiated business model emphasizing customer service, was well positioned to take advantage of the continued momentum in high-end spending. In 2004, Nordstrom enjoyed its second straight year of strong sales growth. In addition, the company’s focus on expense management and significant upgrades to its inventory and sales systems led to strong operating margins, record profits, and 2004 earnings estimates expected to rise by more than 50%. The increased profitability helped Nordstrom’s stock rise 36% during the year.

The portfolio also was overweighted compared to the benchmark in media stocks because we expected a faster-growing economy to generate higher advertising and broadcasting revenues. Based on this belief, we invested in Tribune Company for its exposure to both the advertising and the broadcasting markets. The newspaper group (Tribune included) faced questions about the accuracy of their circulation data and had to suffer the consequences of having fewer subscribers to sell to their advertisers. Finally, widely expected rule changes from the FCC that would help further deregulate the whole media industry failed to come through in 2004. The questions concerned investors, who wondered whether other media outlets also were providing inaccurate reporting statistics, as a smaller readership would translate into reduced advertising revenues. Despite a challenging year for Tribune, we have maintained the portfolio’s investments in the media sector, which appears favorably positioned for 2005.

What lies ahead?

Our outlook for 2005 depends on several factors, including the pressure of inflation, the dollar’s resilience to large trade and fiscal deficits, and the need for more rapid economic growth from countries outside of the United States. Consumer spending is starting to drop off slightly, but we expect that increased corporate spending and lower fuel costs should support the continued economic recovery.

The Fund is expected to reorganize into the Wells Fargo Advantage Opportunity Fund, the successor to the Strong Opportunity Fund, on or about April 11, 2005.

We appreciate your trust in our investment expertise and are committed to providing you with positive long-term performance. Best wishes for a happy, healthy, and profitable 2005.

Richard T.Weiss

Portfolio Co-Manager

Ann M. Miletti

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

14

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

15

Strong Opportunity Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Weatherford International, Ltd.	2.5%
GlobalSantaFe Corporation	2.1%
Praxair, Inc.	1.8%
Apache Corporation	1.8%
Molex, Inc.	1.7%
Waters Corporation	1.7%
Nordstrom, Inc.	1.6%
Comcast Corporation	1.6%
Barrick Gold Corporation	1.6%
XL Capital, Ltd.	1.5%

Top Ten	17.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

16

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	17.62%
5-year	4.07%
10-year	13.31%
Since Fund Inception (12-31-85)	15.23%

Advisor Class[1,2]
1-year	17.39%
5-year	3.82%
10-year	13.01%
Since Fund Inception (12-31-85)	14.89%

Class K1, 3
1-year	17.86%
5-year	4.18%
10-year	13.38%
Since Fund Inception (12-31-85)	15.26%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Advisor Class shares prior to 2-24-00, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[3]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Media — Cable TV	4.2%
Computer — IT Services	3.6%
Insurance — Property/Casualty/Title	3.6%
Oil & Gas — Drilling	3.5%
Oil & Gas — United States Exploration & Production	3.3%
Retail — Clothing/Shoes	3.0%
Electronics — Miscellaneous Components	3.0%
Finance — Index Tracking Funds	2.8%
Auto/Truck — Original Equipment	2.7%
Medical — Biomedical/Biotechnology	2.6%

Top Ten	32.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to medium-company risk. Consult the Fund’s prospectus for additional information on this and other risks.

17

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual—Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical—Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

(continued on next page)

18

YOUR FUND’S EXPENSES (Continued)	December 31, 2004

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Balanced Fund	Investor	1.27%	$1,000.00	$1,052.90	$6.55	$1,018.75	$6.44
Strong Large Cap Core Fund	Investor	1.90%	$1,000.00	$1,059.40	$9.84	$1,015.58	$9.63
Strong Growth and Income Fund	Investor	1.34%	$1,000.00	$1,062.70	$6.95	$1,018.40	$6.80
	Institutional	0.79%	$1,000.00	$1,066.00	$4.10	$1,021.17	$4.01
	Advisor	1.43%	$1,000.00	$1,062.60	$7.41	$1,017.95	$7.25
	K	0.89%	$1,000.00	$1,065.50	$4.62	$1,020.66	$4.52
Strong Opportunity Fund	Investor	1.34%	$1,000.00	$1,087.70	$7.03	$1,018.40	$6.80
	Advisor	1.58%	$1,000.00	$1,086.50	$8.29	$1,017.19	$8.01
	K	1.15%	$1,000.00	$1,088.90	$6.04	$1,019.36	$5.84

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

19

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG BALANCED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 64.5%
Aerospace - Defense 1.3%
General Dynamics Corporation	9,300	$972,780
Northrop Grumman Corporation	18,500	1,005,660

		1,978,440
Aerospace - Defense Equipment 0.3%
Goodrich Corporation	15,500	505,920
Banks - Money Center 2.3%
Bank of America Corporation	66,500	3,124,835
J.P. Morgan Chase & Company	13,416	523,358

		3,648,193
Banks - Super Regional 1.1%
U.S. Bancorp	52,100	1,631,772
Building - Resident/Commercial 0.9%
Toll Brothers, Inc. (b)	19,500	1,337,895
Chemicals - Basic 1.2%
The Dow Chemical Company	36,400	1,802,164
Commercial Services - Miscellaneous 1.9%
Automatic Data Processing, Inc.	32,500	1,441,375
Paychex, Inc.	45,800	1,560,864

		3,002,239
Computer - Data Storage 0.8%
EMC Corporation (b)	79,700	1,185,139
Computer - IT Services 1.8%
International Business Machines Corporation	28,900	2,848,962
Computer - Manufacturers 2.5%
Apple Computer, Inc. (b)	35,300	2,273,320
Dell, Inc. (b)	37,400	1,576,036

		3,849,356
Computer - Peripheral Equipment 0.9%
Synaptics, Inc. (b) (g)	46,500	1,421,970
Computer Software - Desktop 1.8%
Microsoft Corporation	103,800	2,772,498
Computer Software - Enterprise 2.6%
Mercury Interactive Corporation (b)	34,900	1,589,695
SAP AG Sponsored ADR (g)	53,600	2,369,656

		3,959,351
Cosmetics - Personal Care 1.7%
The Procter & Gamble Company	47,200	2,599,776
Diversified Operations 5.4%
General Electric Company	137,400	5,015,100
Tyco International, Ltd.	64,500	2,305,230
United Technologies Corporation	10,800	1,116,180

		8,436,510
Electronics - Scientific Measuring 0.7%
Danaher Corporation (g)	19,500	1,119,495
Electronics - Semiconductor Manufacturing 1.1%
Intel Corporation	27,100	633,869
Maxim Integrated Products, Inc.	23,800	1,008,882

		1,642,751
Finance - Equity REIT 0.4%
Vornado Realty Trust	7,900	601,427
Finance - Investment Brokers 1.9%
The Goldman Sachs Group, Inc.	19,800	$2,059,992
Morgan Stanley	16,700	927,184

		2,987,176
Finance - Investment Management 0.4%
Franklin Resources, Inc.	10,000	696,500
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 0.5%
Semiconductor Holders Trust (g)	24,300	810,648
Finance - Savings & Loan 0.4%
Golden West Financial Corporation	9,400	577,348
Financial Services - Miscellaneous 0.7%
American Express Company	18,400	1,037,208
Insurance - Property/Casualty/Title 0.9%
The Allstate Corporation	27,000	1,396,440
Internet - Content 1.8%
Google, Inc. Class A (b) (g)	4,600	888,260
Yahoo! Inc. (b)	50,000	1,884,000

		2,772,260
Internet - E*Commerce 1.5%
eBay, Inc. (b)	19,800	2,302,344
Leisure - Hotels & Motels 1.8%
Marriott International, Inc. Class A	20,100	1,265,898
Starwood Hotels & Resorts Worldwide, Inc.	26,200	1,530,080

		2,795,978
Machinery - General Industrial 1.1%
Ingersoll-Rand Company Class A	20,800	1,670,240
Media - Books 0.5%
McGraw-Hill, Inc.	9,200	842,168
Medical - Biomedical/Biotechnology 1.7%
Amgen, Inc. (b)	21,900	1,404,885
Gilead Sciences, Inc. (b)	33,600	1,175,664

		2,580,549
Medical - Drug/Diversified 1.2%
Johnson & Johnson	28,500	1,807,470
Medical - Ethical Drugs 0.7%
Schering-Plough Corporation	53,100	1,108,728
Medical - Health Maintenance Organizations 1.6%
UnitedHealth Group, Inc.	28,900	2,544,067
Medical - Products 1.4%
St. Jude Medical, Inc. (b)	26,800	1,123,724
Zimmer Holdings, Inc. (b)	13,100	1,049,572

		2,173,296
Medical/Dental - Services 0.6%
Quest Diagnostics, Inc. (g)	9,700	926,835
Oil & Gas - Field Services 1.3%
Halliburton Company	53,100	2,083,644

20

STRONG BALANCED FUND (Continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - International Integrated 4.4%
ChevronTexaco Corporation	27,200	$1,428,272
ConocoPhillips	14,200	1,232,986
Exxon Mobil Corporation	82,100	4,208,446

		6,869,704
Oil & Gas - Machinery/Equipment 0.7%
Baker Hughes, Inc.	24,800	1,058,216
Oil & Gas - United States Exploration & Production 0.8%
Anadarko Petroleum Corporation	9,700	628,657
Occidental Petroleum Corporation	9,400	548,584

		1,177,241
Retail - Major Discount Chains 2.2%
Target Corporation	27,600	1,433,268
Wal-Mart Stores, Inc.	36,000	1,901,520

		3,334,788
Retail/Wholesale - Building Products 1.1%
The Home Depot, Inc.	40,300	1,722,422
Retail/Wholesale - Office Supplies 0.4%
Staples, Inc.	17,000	573,070
Telecommunications - Equipment 1.3%
Lucent Technologies, Inc. (b)	550,500	2,069,880
Telecommunications - Wireless Equipment 2.3%
Nokia Corporation Sponsored ADR	123,400	1,933,678
QUALCOMM, Inc.	37,400	1,585,760
		3,519,438
Transportation - Air Freight 0.8%
FedEx Corporation	12,000	1,181,880
Utility - Electric Power 1.8%
Entergy Corporation	24,600	1,662,714
Exelon Corporation	27,300	1,203,111

		2,865,825

Total Common Stocks (Cost $83,435,845)		99,829,221

Corporate Bonds 12.0%
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (b) (f)	$3,700,000	18,500
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14	250,000	247,601
Bank of America Corporation Subordinated Notes, 7.40%, Due 1/15/11	400,000	463,925
Bellsouth Corporation Notes, 4.75%, Due 11/15/12	285,000	287,217
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	210,000	229,841
Cendant Corporation Notes, 6.25%, Due 3/15/10	100,000	108,344
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	100,000	119,045
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	575,000	594,835
Citizens Communications Company Notes, 9.25%, Due 5/15/11	150,000	176,250
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10 (g)	250,000	268,284
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07 (g)	1,000,000	1,024,000
Countrywide Home Loans, Inc. Notes, Series L, 4.00%, Due 3/22/11	$200,000	$194,716
Cox Communications, Inc. Notes, 4.625%, Due 1/15/10 (d)	515,000	514,383
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	200,000	205,084
6.50%, Due 1/15/12	250,000	278,642
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	100,000	99,872
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	230,905
Devon Financing Corporation ULC Notes, 6.875%, Due 9/30/11	200,000	226,821
Encana Corporation Yankee Notes, 4.60%, Due 8/15/09 (g)	285,000	290,656
EOP Operating LP Notes, 6.75%, Due 2/15/12	350,000	390,174
European Investment Bank Yankee Notes (g):
3.00%, Due 6/16/08	290,000	287,766
4.625%, Due 3/01/07	500,000	513,596
FedEx Corporation Notes, 2.65%, Due 4/01/07	245,000	240,089
FirstEnergy Corporation Notes, 6.45%, Due 11/15/11 (g)	150,000	163,198
Ford Motor Credit Company Notes (g):
6.50%, Due 1/25/07	250,000	260,086
7.00%, Due 10/01/13	300,000	318,561
France Telecom SA Yankee Notes, 8.50%, Due 3/01/11	350,000	418,030
General Electric Capital Corporation Notes:
2.75%, Due 9/25/06	530,000	525,033
6.50%, Due 12/10/07 (g)	250,000	269,572
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	370,000	379,679
Goldman Sachs Group, Inc. Senior Notes, 5.15%, Due 1/15/14	275,000	279,188
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12 (g)	100,000	118,758
Harrah’s Operating, Inc. Guaranteed Senior Notes, 5.50%, Due 7/01/10	220,000	227,996
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	400,000	418,824
Hutchison Whampoa International, Ltd.
Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (d)	200,000	211,058
JP Morgan Chase & Company Subordinated Notes:
5.125%, Due 9/15/14	545,000	549,616
6.625%, Due 3/15/12	300,000	336,282
KB Home Senior Notes, 5.75%, Due 2/01/14	295,000	293,525
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13 (g)	305,000	314,347
Kroger Company Notes, 6.75%, Due 4/15/12 (g)	100,000	113,071
M&T Bank Corporation Floating Rate
Subordinated Notes, 3.85%, Due 4/01/13 (d)	250,000	247,572
Merrill Lynch & Company, Inc.
Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07 (g)	200,000	202,124

21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Morgan Stanley Notes, 5.80%, Due 4/01/07	$500,000	$524,461
Motorola, Inc. Notes, 7.625%, Due 11/15/10 (g)	150,000	174,204
National Rural Utilities Cooperative Finance Corporation Notes, 6.50%, Due 3/01/07	300,000	318,519
Norfolk Southern Corporation Senior Notes, 6.00%, Due 4/30/08	250,000	267,851
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (d)	200,000	222,830
PNC Funding Corporation Subordinated Notes, 6.125%, Due 2/15/09	450,000	481,915
Pemex Project Funding Master Trust Notes, 7.375%, Due 12/15/14	150,000	167,100
Plains All American Pipeline LP Senior Notes, 5.625%, Due 12/15/13	150,000	154,561
Preferred Term Securities XV Variable Rate Yankee Notes, 4.0713%, Due 9/26/34 (d)	265,000	265,000
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (d)	250,000	249,112
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	175,000	212,302
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	300,000	300,630
SBC Communications, Inc. Notes, 5.10%, Due 9/15/14	200,000	202,242
Safeway, Inc. Notes, 4.80%, Due 7/16/07	200,000	204,858
Salomon Smith Barney Holdings, Inc. Senior Notes, 5.875%, Due 3/15/06	510,000	526,009
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	195,000	216,206
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	150,000	163,065
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	200,000	206,984
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13 (g)	150,000	146,863
Tyco International Group SA Guaranteed Yankee Notes, 6.00%, Due 11/15/13	120,000	130,962
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	305,000	321,132
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	200,000	227,300
Verizon Global Funding Corporation Notes, 4.375%, Due 6/01/13 (g)	300,000	292,835

Total Corporate Bonds (Cost $19,068,440)		18,634,007

Non-Agency Mortgage & Asset-Backed Securities 5.5%
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	534,062	551,661
Bear Stearns Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2004-T16, Class A5, 4.60%, Due 2/13/46	875,000	866,250
Citigroup Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-HYB4,Class A-IA, 2.75%, Due 12/25/34	615,000	615,000
Community Program Loan Trust Bonds, Series 1987, Class A-4, 4.50%, Due 10/01/18	$967,746	$968,597
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.6925%, Due 2/15/34	923,407	924,273
CWABS, Inc. Variable Rate Revolving Home Equity Loan Asset-Backed Notes:
Series 2002-C, Class A, 2.6425%, Due 5/15/28	319,034	319,410
Series 2004-Q, Class 2A, 2.5172%, Due 12/15/33	520,000	520,548
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A2, 5.09%, Due 5/15/41	475,000	491,953
LB-UBS Commercial Mortgage Trust Pass-Thru Certificates, Series 2004-C7,Class A6, 4.786%, Due 10/15/29	1,095,000	1,091,065
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.6375%, Due 11/25/34	645,534	645,534
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1, 2.5675%, Due 9/25/20	325,741	325,751
Terwin Mortgage Trust Variable Rate Asset-Backed Certificates, Series 2004-21HE,Class 1-A1, 2.63%, Due 12/25/34	435,000	435,272
USAA Auto Owner Trust Asset-Backed Notes, Series 2004-3, Class A-2, 2.79%, Due 6/15/07	560,000	558,895
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	202,824	203,590

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $8,498,097)		8,517,799

United States Government & Agency Issues 14.8%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, Series T-59, Class 2A1, 4.103%, Due 10/25/43	499,350	509,646
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.1189%, Due 7/25/43	428,212	435,435
FHLMC Notes (c):
5.50%, Due 7/15/06	150,000	155,285
5.75%, Due 3/15/09	1,115,000	1,202,608
FHLMC Participation Certificates:
5.00%, Due 8/01/19	860,254	874,312
8.00%, Due 3/01/16	307,843	327,468
10.25%, Due 3/01/15	18,656	20,527
10.50%, Due 1/01/16	3,400	3,840
FNMA Guaranteed Mortgage Adjustable Rate Pass-Thru Certificates, 6.96%, Due 1/01/07	2,038,909	2,137,093
FNMA Guaranteed Mortgage Pass-Thru Certificates, 5.00%, Due 12/01/18	459,737	467,679
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	588,430	650,950

22

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
FNMA Guaranteed Real Estate Mortgage Investment Conduit Trust Pass-Thru Certificates, 4.75%, Due 12/25/42	$710,000	$711,985
FNMA Guaranteed Real Estate Mortgage Investment Conduit Variable Rate Pass-Thru Certificates, Series G92-61,Class FJ, 3.06%, Due 10/25/22	47,911	48,015
FNMA Notes:
2.875%, Due 5/19/08	575,000	561,937
3.25%, Due 8/15/08	925,000	913,579
4.375%, Due 10/15/06 (c)	200,000	204,083
5.25%, Due 6/15/06	1,500,000	1,544,777
5.50%, Due 2/15/06	1,360,000	1,396,660
5.75%, Due 2/15/08	1,000,000	1,065,952
GNMA Guaranteed Pass-Thru Certificates, 7.50%, Due 12/15/07	140,801	144,978
United States Treasury Bonds, 7.25%, Due 5/15/16 (g)	1,265,000	1,583,820
United States Treasury Notes (g):
2.25%, Due 2/15/07	250,000	245,840
3.125%, Due 5/15/07	495,000	494,903
3.50%, Due 11/15/09	3,545,000	3,529,494
4.25%, Due 11/15/14	1,325,000	1,328,882
10.375%, Due 11/15/12	1,985,000	2,367,269

Total United States Government & Agency Issues (Cost $22,889,984)		22,927,017

Short-Term Investments (a) 12.5%
Collateral Received for Securities Lending 9.3%
Navigator Prime Portfolio	14,451,839	14,451,839
Corporate Bonds 1.2%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$300,000	302,787
Florida Power & Light Company First Mortgage Notes, 6.875%, Due 12/01/05	110,000	113,739
Ford Motor Credit Company Notes, 7.60%, Due 8/01/05	160,000	163,757
KN Energy, Inc. Senior Notes, 6.65%, Due 3/01/05	250,000	251,597
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	205,000	205,933
MidAmerican Energy Holdings Company Senior Notes, 7.23%, Due 9/15/05	345,000	354,866
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	305,000	316,176
Pioneer National Resources Company Senior Notes, 8.875%, Due 4/15/05	200,000	203,089

		1,911,944

Repurchase Agreements (e) 2.0%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $2,100,376); Collateralized by: United States Government & Agency Issues	2,100,000	2,100,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,019,072); Collateralized by: United States Government & Agency Issues	1,019,000	1,019,000

		3,119,000
United States Government & Agency Issues 0.0%
United States Treasury Bills, Due 2/24/05 (c)	$50,000	$49,858

Total Short-Term Investments (Cost $19,511,100)		19,532,641

Total Investments in Securities (Cost $153,403,466) 109.3%		169,440,685
Other Assets and Liabilities, Net (9.3%)		(14,466,679)

Net Assets 100.0%		$154,974,006

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased:
5 Ten-Year U.S. Treasury Notes	3/05	$559,688	$5,213

STRONG LARGE CAP CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 91.4%
Apparel - Shoes & Related Manufacturing 3.3%
NIKE, Inc. Class B	1,600	$145,104
Banks - Money Center 6.4%
Bank of America Corporation	2,800	131,572
Citigroup, Inc.	3,200	154,176

		285,748
Banks - Super Regional 2.8%
U.S. Bancorp	4,000	125,280
Building - Construction Products/ Miscellaneous 2.0%
Masco Corporation	2,400	87,672
Building - Resident/Commercial 4.9%
D.R. Horton, Inc.	2,850	114,884
Standard Pacific Corporation	1,600	102,624

		217,508
Computer Software - Desktop 2.5%
Microsoft Corporation	4,100	109,511
Cosmetics - Personal Care 2.1%
The Procter & Gamble Company	1,700	93,636
Diversified Operations 10.3%
Emerson Electric Company	1,500	105,150
General Electric Company	3,200	116,800
Tyco International, Ltd.	4,200	150,108
United Technologies Corporation	800	82,680

		454,738
Finance - Investment Brokers 5.1%
The Goldman Sachs Group, Inc.	1,100	114,444
Lehman Brothers Holdings, Inc.	1,300	113,724

		228,168
Insurance - Diversified 3.3%
American International Group, Inc.	2,200	144,474
Internet - Content 3.6%
Yahoo! Inc. (b)	4,200	158,256

23

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG LARGE CAP CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Internet - E*Commerce 3.4%
eBay, Inc. (b)	1,300	$151,164
Leisure - Hotels & Motels 3.4%
Starwood Hotels & Resorts Worldwide, Inc.	2,600	151,840
Metal Ores - Miscellaneous 2.2%
Phelps Dodge Corporation	1,000	98,920
Oil & Gas - Drilling 2.6%
Transocean, Inc. (b)	2,700	114,453
Oil & Gas - International Integrated 8.7%
ChevronTexaco Corporation	1,500	78,765
ConocoPhillips	2,000	173,660
Exxon Mobil Corporation	2,600	133,276

		385,701
Oil & Gas - United States Exploration & Production 4.4%
Devon Energy Corporation	2,800	108,976
Occidental Petroleum Corporation	1,500	87,540

		196,516
Retail - Drug Stores 2.0%
Walgreen Company	2,300	88,251
Retail - Major Discount Chains 2.0%
Target Corporation	1,700	88,281
Retail - Restaurants 2.5%
McDonald’s Corporation	3,500	112,210
Steel - Producers 2.4%
Nucor Corporation	2,000	104,680
Telecommunications - Wireless Equipment 2.3%
QUALCOMM, Inc.	2,400	101,760
Telecommunications - Wireless Services 4.7%
America Movil ADR Series L	2,100	109,935
Mobile Telesystems Sponsored ADR	700	96,957

		206,892
Tobacco 2.1%
Altria Group, Inc.	1,500	91,650
Transportation - Air Freight 2.4%
FedEx Corporation	1,100	108,339

Total Common Stocks (Cost $3,382,348)		4,050,752

Short-Term Investments (a) 8.4%
Repurchase Agreements (e)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $370,926); Collateralized by: United States Government & Agency Issues	$370,900	370,900

Total Short-Term Investments (Cost $370,900)		370,900

Total Investments in Securities (Cost $3,753,248) 99.8%		4,421,652
Other Assets and Liabilities, Net 0.2%		8,316

Net Assets 100.0%		$4,429,968

STRONG GROWTH AND INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.9%
Aerospace - Defense 2.1%
General Dynamics Corporation	56,100	$5,868,060
Northrop Grumman Corporation	100,300	5,452,308

		11,320,368
Aerospace - Defense Equipment 0.6%
Goodrich Corporation	93,100	3,038,784
Banks - Money Center 4.0%
Bank of America Corporation	387,000	18,185,130
J.P. Morgan Chase & Company	71,424	2,786,250

		20,971,380
Banks - Super Regional 1.6%
U.S. Bancorp	272,800	8,544,096
Building - Resident/Commercial 1.3%
Toll Brothers, Inc. (b)	101,800	6,984,498
Chemicals - Basic 1.8%
The Dow Chemical Company	190,500	9,431,655
Commercial Services - Miscellaneous 3.0%
Automatic Data Processing, Inc.	170,500	7,561,675
Paychex, Inc.	240,300	8,189,424

		15,751,099
Computer - Data Storage 1.5%
EMC Corporation (b)	541,400	8,050,618
Computer - IT Services 2.0%
International Business Machines Corporation	108,700	10,715,646
Computer - Manufacturers 3.8%
Apple Computer, Inc. (b)	186,600	12,017,040
Dell, Inc. (b)	195,800	8,251,012

		20,268,052
Computer Software - Desktop 2.9%
Microsoft Corporation	564,500	15,077,795
Computer Software - Enterprise 1.6%
Mercury Interactive Corporation (b)	182,900	8,331,095
Cosmetics - Personal Care 2.9%
The Procter & Gamble Company	276,600	15,235,128
Diversified Operations 9.0%
General Electric Company	726,600	26,520,900
Tyco International, Ltd.	418,800	14,967,912
United Technologies Corporation	56,200	5,808,270

		47,297,082
Electronics - Scientific Measuring 1.1%
Danaher Corporation	102,400	5,878,784
Electronics - Semiconductor Manufacturing 2.1%
Intel Corporation	238,300	5,573,837
Maxim Integrated Products, Inc.	126,000	5,341,140

		10,914,977
Finance - Equity REIT 0.6%
Vornado Realty Trust	43,900	3,342,107

24

STRONG GROWTH AND INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Investment Brokers 3.4%
The Goldman Sachs Group, Inc.	116,167	$12,086,015
Morgan Stanley	101,400	5,629,728

		17,715,743
Finance - Investment Management 1.1%
Franklin Resources, Inc.	84,900	5,913,285
Finance - Savings & Loan 0.6%
Golden West Financial Corporation	55,800	3,427,236
Financial Services - Miscellaneous 1.2%
American Express Company	111,000	6,257,070
Insurance - Property/Casualty/Title 1.4%
The Allstate Corporation	141,600	7,323,552
Internet - Internet Content 3.6%
Google, Inc. Class A (b)	36,000	6,951,600
Yahoo! Inc. (b)	323,300	12,181,944

		19,133,544
Internet - E*Commerce 2.3%
eBay, Inc. (b)	103,700	12,058,236
Leisure - Hotels & Motels 3.0%
Marriott International, Inc. Class A	121,100	7,626,878
Starwood Hotels & Resorts Worldwide, Inc.	137,100	8,006,640

		15,633,518
Machinery - General Industrial 1.7%
Ingersoll-Rand Company Class A	109,000	8,752,700
Media - Books 0.9%
McGraw-Hill, Inc.	53,900	4,934,006
Medical - Biomedical/Biotechnology 2.9%
Amgen, Inc. (b)	132,400	8,493,460
Gilead Sciences, Inc. (b)	191,200	6,690,088

		15,183,548
Medical - Drug/Diversified 2.1%
Johnson & Johnson	171,500	10,876,530
Medical - Ethical Drugs 1.2%
Schering-Plough Corporation	309,900	6,470,712
Medical - Health Maintenance Organizations 2.6%
UnitedHealth Group, Inc.	156,500	13,776,695
Medical - Products 2.2%
St. Jude Medical, Inc. (b)	140,800	5,903,744
Zimmer Holdings, Inc. (b)	71,000	5,688,520

		11,592,264
Medical/Dental - Services 1.0%
Quest Diagnostics, Inc.	58,000	5,541,900
Oil & Gas - Field Services 2.1%
Halliburton Company	277,700	10,896,948
Oil & Gas - International Integrated 7.0%
ChevronTexaco Corporation	164,000	8,611,640
ConocoPhillips	75,300	6,538,299
Exxon Mobil Corporation	429,900	22,036,674

		37,186,613
Oil & Gas - Machinery/Equipment 1.0%
Baker Hughes, Inc.	130,000	$5,547,100
Oil & Gas - United States Exploration & Production 0.7%
Anadarko Petroleum Corporation	58,600	3,797,866
Retail - Major Discount Chains 3.5%
Target Corporation	160,600	8,339,958
Wal-Mart Stores, Inc.	188,400	9,951,288

		18,291,246
Retail/Wholesale - Building Products 2.0%
The Home Depot, Inc.	242,900	10,381,546
Retail/Wholesale - Office Supplies 0.6%
Staples, Inc.	89,100	3,003,561
Telecommunications - Equipment 2.1%
Lucent Technologies, Inc. (b)	2,914,800	10,959,648
Telecommunications - Wireless Equipment 3.6%
Nokia Corporation Sponsored ADR	645,600	10,116,552
QUALCOMM, Inc.	216,340	9,172,816

		19,289,368
Transportation - Air Freight 1.3%
FedEx Corporation	72,600	7,150,374
Utility - Electric Power 2.9%
Entergy Corporation	129,100	8,725,869
Exelon Corporation	147,800	6,513,546

		15,239,415

Total Common Stocks (Cost $415,545,707)		527,487,388

Warrants 0.0%
Telecommunications - Equipment
Lucent Technologies, Expire 12/10/07 (b)	7,551	11,931

Total Warrants (Cost $0)		11,931

Short-Term Investments (a) 2.2%
Repurchase Agreements (e)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $10,201,828); Collateralized by: United States Government & Agency Issues	$10,200,000	10,200,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,203,485); Collateralized by: United States Government & Agency Issues	1,203,400	1,203,400

Total Short-Term Investments (Cost $11,403,400)		11,403,400

Total Investments in Securities (Cost $426,949,107) 102.1%		538,902,719
Other Assets and Liabilities, Net (2.1%)		(10,891,908)

Net Assets 100.0%		$528,010,811

25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG OPPORTUNITY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 87.3%
Auto/Truck - Original Equipment 2.7%
Eaton Corporation (g)	520,000	$37,627,200
Magna International, Inc. Class A	360,000	29,718,000

		67,345,200
Building - Air Conditioning & Heating Products 1.5%
American Standard Companies, Inc. (b) (g)	920,000	38,014,400
Building - Construction Products/ Miscellaneous 1.3%
Mohawk Industries, Inc. (b) (g)	375,000	34,218,750
Building Products - Wood 1.2%
Weyerhaeuser Company (g)	445,000	29,912,900
Chemicals - Specialty 1.8%
Praxair, Inc. (h)	1,060,000	46,799,000
Commercial Services – Advertising 1.4%
The Interpublic Group of Companies, Inc. (b) (g)	2,730,000	36,582,000
Computer - IT Services 3.6%
Accenture, Ltd. Class A (b)	1,090,000	29,430,000
Computer Sciences Corporation (b) (g)	570,000	32,130,900
Unisys Corporation (b) (g)	2,940,000	29,929,200

		91,490,100
Computer - Manufacturers 1.2%
Sun Microsystems, Inc. (b) (g)	5,730,000	30,827,400
Computer - Software Design 1.3%
Cadence Design Systems, Inc. (b) (g)	2,425,000	33,489,250
Computer Software - Desktop 0.7%
Red Hat, Inc. (b)	1,315,000	17,555,250
Computer Software - Enterprise 0.7%
Novell, Inc. (b) (g)	2,695,000	18,191,250
Computer Software - Financial 1.3%
DST Systems, Inc. (b) (g)	625,000	32,575,000
Computer Software - Security 1.3%
VeriSign, Inc. (b) (g)	985,000	33,017,200
Electronics - Contract Manufacturing 1.7%
Flextronics International, Ltd. (b) (g)	920,000	12,714,400
Sanmina-SCI Corporation (b) (g)	3,610,000	30,576,700

		43,291,100
Electronics - Miscellaneous Components 3.0%
Molex, Inc. Class A	1,600,000	42,640,000
Vishay Intertechnology, Inc. (b)	2,160,000	32,443,200

		75,083,200
Electronics - Parts Distributors 1.5%
W.W. Grainger, Inc.	560,000	37,307,200
Electronics - Scientific Measuring 1.7%
Waters Corporation (b)	905,000	42,344,950
Electronics - Semiconductor Manufacturing 1.2%
SanDisk Corporation (b) (g)	1,270,000	31,711,900
Finance - Index Tracking Funds 2.8%
iShares Trust S&P SmallCap 600 Index Fund	220,000	$35,778,600
Standard & Poor’s MidCap 400 Depository Receipts	280,000	33,916,400

		69,695,000
Finance - Investment Brokers 0.6%
Legg Mason, Inc. (g)	225,000	16,483,500
Finance - Investment Management 1.4%
Mellon Financial Corporation	1,120,000	34,843,200
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 0.7%
Biotech HOLDRs Trust (g)	115,000	17,585,800
Financial Services - Miscellaneous 1.3%
Equifax, Inc.	120,000	3,372,000
Fiserv, Inc. (b) (g)	730,000	29,338,700

		32,710,700
Food - Dairy Products 1.4%
Dean Foods Company (b)	1,045,000	34,432,750
Insurance - Property/Casualty/Title 3.6%
ACE, Ltd.(g)	835,000	35,696,250
MGIC Investment Corporation (g)	240,000	16,538,400
XL Capital, Ltd. Class A	500,000	38,825,000

		91,059,650
Internet - Content 1.1%
CNET Networks, Inc. (b) (g)	2,560,000	28,748,800
Internet - E*Commerce 2.0%
Ameritrade Holding Corporation (b) (g)	2,495,000	35,478,900
IAC/InterActiveCorp (b) (g)	565,000	15,605,300

		51,084,200
Media - Cable TV 4.2%
Cablevision Systems New York Group Class A (b) (g)	1,395,000	34,735,500
Comcast Corporation Class A (Non-Voting) (b)	1,220,000	40,064,800
The DIRECTV Group, Inc. (b)	1,910,000	31,973,400

		106,773,700
Media - Newspapers 1.2%
Tribune Company (g)	735,000	30,972,900
Media - Radio/TV 2.5%
Liberty Media Corporation Class A (b)	3,025,000	33,214,500
The E.W. Scripps Company Class A (g)	625,000	30,175,000

		63,389,500
Medical - Biomedical/Biotechnology 2.6%
Genzyme Corporation (b) (g)	615,000	35,713,050
Protein Design Labs, Inc. (b) (g)	1,450,000	29,957,000

		65,670,050
Medical - Systems/Equipment 1.2%
Fisher Scientific International, Inc. (b) (g)	495,000	30,878,100
Medical/Dental - Supplies 0.7%
Bausch & Lomb, Inc. (g)	255,000	16,437,300
Metal Ores - Gold/Silver 1.6%
Barrick Gold Corporation	1,628,000	39,430,160
Metal Products - Fasteners 1.2%
Illinois Tool Works, Inc.	315,000	29,194,200

26

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Drilling 3.5%
ENSCO International, Inc. (g)	1,130,000	$35,866,200
GlobalSantaFe Corporation	1,580,000	52,313,800

		88,180,000
Oil & Gas - International Integrated 1.4%
ConocoPhillips	405,000	35,166,150
Oil & Gas - Machinery/Equipment 2.5%
Weatherford International, Ltd. (b) (g)	1,215,000	62,329,500
Oil & Gas - United States Exploration & Production 3.3%
Apache Corporation	905,000	45,765,850
Devon Energy Corporation	950,000	36,974,000

		82,739,850
Pollution Control - Services 1.4%
Waste Management, Inc.	1,140,000	34,131,600
Retail - Clothing/Shoes 3.0%
Nordstrom, Inc. (g)	860,000	40,187,800
The TJX Companies, Inc.	1,430,000	35,935,900

		76,123,700
Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b) (g)	1,160,000	33,268,800
Retail - Major Discount Chains 1.3%
Target Corporation	625,000	32,456,250
Retail - Restaurants 1.3%
Darden Restaurants, Inc. (g)	1,145,000	31,762,300
Retail - Super/Mini Markets 1.2%
Safeway, Inc. (b)	1,565,000	30,893,100
Retail/Wholesale - Auto Parts 1.4%
AutoNation, Inc. (b) (g)	1,905,000	36,595,050
Retail/Wholesale - Office Supplies 1.3%
Staples, Inc. (g)	1,000,000	33,710,000
Telecommunications - Services 1.4%
Sprint Corporation	1,435,000	35,659,750
Telecommunications - Wireless Services 1.3%
United States Cellular Corporation (b)	740,000	33,122,400
Transportation - Airline 1.1%
Northwest Airlines Corporation Class A (b) (g)	2,585,000	28,254,050
Utility - Gas Distribution 1.4%
NiSource, Inc. (g)	1,525,000	34,739,500

Total Common Stocks (Cost $1,557,037,060)		2,208,277,560

Call Options Purchased 0.0%
Chemicals - Specialty
Pharmaceutical Index	48,000	835,200

Total Call Options Purchased (Cost $553,440)		835,200

Short-Term Investments (a) 16.9%
Collateral Received for Securities Lending 3.4%
Navigator Prime Portfolio	86,476,263	$86,476,263
Repurchase Agreements (e) 12.9%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $320,157,351); Collateralized by: United States Government & Agency Issues	$320,100,000	320,100,000
States Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $4,986,253); Collateralized by: United States Government & Agency Issues	4,985,900	4,985,900

		325,085,900
United States Government & Agency Issues 0.6%
United States Treasury Bills, Due 1/13/05 (i)	14,400,000	14,392,987

Total Short-Term Investments (Cost $425,954,027)		425,955,150

Total Investments in Securities (Cost $1,983,544,527) 104.2%		2,635,067,910
Other Assets and Liabilities, Net (4.2%)		(106,795,997)

Net Assets 100.0%		$2,528,271,913

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	1,980	1,139,544
Options closed	(1,000)	(284,493)
Options expired	—	—
Options exercised	(427)	(321,523)

Options outstanding at end of year	553	$533,528

WRITTEN OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Call:
Praxair, Inc. (Strike Price is $35.00. Expiration date is 1/22/05. Premium received is $54,968.)	73	$(67,890)
Put:
Pharmaceutical Index (Strike Price is $300.00. Expiration date is 1/22/05. Premium received is $478,560.)	480	(28,800)

	553	$(96,690)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security. In case of debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the Fund has halted accruing income.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Restricted security.
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	Illiquid security.
(g)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(h)	All or a portion of these securities are held in conjunction with open written option contracts.
(i)	All or a portion of security is pledged as collateral to cover open written option contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

27

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)
	Strong Balanced Fund	Strong Large Cap Core Fund
Assets:
Investments in Securities, at Value (Cost of $153,403, and $3,753, respectively)	$169,441	$4,422
Receivable for Securities Sold	3	—
Receivable for Fund Shares Sold	16	4
Dividends and Interest Receivable	633	7
Variation Margin Receivable	1	—
Other Assets	16	4

Total Assets	170,110	4,437

Liabilities:
Payable for Fund Shares Redeemed	612	—
Payable Upon Return of Securities on Loan	14,452	—
Accrued Operating Expenses and Other Liabilities	72	7

Total Liabilities	15,136	7

Net Assets	$154,974	$4,430

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$157,687	$4,606
Undistributed Net Investment Income (Loss)	—	—
Accumulated Net Realized Gain (Loss)	(18,755)	(844)
Net Unrealized Appreciation/Depreciation	16,042	668

Net Assets	$154,974	$4,430

Capital Shares Outstanding (Unlimited Number Authorized)	7,896	407

Net Asset Value Per Share – Investor Class	$19.63	$10.88

See Notes to Financial Statements.

28

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)
Strong Growth and Income Fund
Assets:
Investments in Securities, at Value (Cost of $426,949)	$538,903
Receivable for Fund Shares Sold	477
Dividends and Interest Receivable	613
Other Assets	52

Total Assets	540,045

Liabilities:
Payable for Fund Shares Redeemed	11,785
Accrued Operating Expenses and Other Liabilities	249

Total Liabilities	12,034

Net Assets	$528,011

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$562,753
Undistributed Net Investment Income (Loss)	257
Accumulated Net Realized Gain (Loss)	(146,953)
Net Unrealized Appreciation/Depreciation	111,954

Net Assets	$528,011

Investor Class ($ and shares in full)
Net Assets	$465,228,210
Capital Shares Outstanding (Unlimited Number Authorized)	21,805,829

Net Asset Value Per Share	$21.33

Institutional Class ($ and shares in full)
Net Assets	$36,878,776
Capital Shares Outstanding (Unlimited Number Authorized)	1,722,315

Net Asset Value Per Share	$21.41

Advisor Class ($ and shares in full)
Net Assets	$6,068,028
Capital Shares Outstanding (Unlimited Number Authorized)	286,029

Net Asset Value Per Share	$21.21

Class K ($ and shares in full)
Net Assets	$19,835,797
Capital Shares Outstanding (Unlimited Number Authorized)	936,752

Net Asset Value Per Share	$21.17

See Notes to Financial Statements.

29

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)
Strong Opportunity Fund
Assets:
Investments in Securities, at Value (Cost of $1,983,545) (Including Repurchase Agreements of $325,086)	$2,635,068
Receivable for Securities Sold	42,800
Receivable for Fund Shares Sold	1,978
Dividends and Interest Receivable	576
Other Assets	262

Total Assets	2,680,684

Liabilities:
Payable for Securities Purchased	43,877
Written Options, at Value (Premiums Received of $534)	97
Payable for Fund Shares Redeemed	21,207
Payable Upon Return of Securities on Loan	86,476
Accrued Operating Expenses and Other Liabilities	755

Total Liabilities	152,412

Net Assets	$2,528,272

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,903,324
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(27,014)
Net Unrealized Appreciation/Depreciation	651,962

Net Assets	$2,528,272

Investor Class ($ and shares in full)
Net Assets	$2,389,496,092
Capital Shares Outstanding (Unlimited Number Authorized)	51,492,202

Net Asset Value Per Share	$46.40

Advisor Class ($ and shares in full)
Net Assets	$137,438,892
Capital Shares Outstanding (Unlimited Number Authorized)	3,006,858

Net Asset Value Per Share	$45.71

Class K ($ and shares in full)
Net Assets	$1,336,929
Capital Shares Outstanding (Unlimited Number Authorized)	28,659

Net Asset Value Per Share	$46.65

See Notes to Financial Statements.

30

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)
	Strong Balanced Fund	Strong Large Cap Core Fund
Income:
Dividends (net of foreign withholding taxes of $4 and $0)	$1,880	$67
Interest	2,318	2

Total Income	4,198	69
Expenses:
Investment Advisory Fees	929	29
Administrative Fees	500	12
Custodian Fees	32	2
Shareholder Servicing Costs	522	26
Reports to Shareholders	94	10
Professional Fees	44	12
Federal and State Registration Fees	27	17
Other	40	3

Total Expenses before Expense Waivers and Offsets	2,188	111
Expense Waivers and Offsets (Note 4)	(76)	(39)

Expenses, Net	2,112	72

Net Investment Income (Loss)	2,086	(3)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	13,196	520
Futures Contracts	(25)	—

Net Realized Gain (Loss)	13,171	520
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(4,485)	(157)
Futures Contracts	2	—

Net Change in Unrealized Appreciation/Depreciation	(4,483)	(157)

Net Gain (Loss) on Investments	8,688	363

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,774	$360

See Notes to Financial Statements.

31

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)
Strong Growth and Income Fund
Income:
Dividends (net of foreign withholding taxes of $11)	$10,636
Interest	52

Total Income	10,688

Expenses (Note 4):
Investment Advisory Fees	3,391
Administrative Fees	1,663
Custodian Fees	39
Shareholder Servicing Costs	2,304
12b-1 Fees	17
Reports to Shareholders	431
Other	302

Total Expenses before Expense Waivers and Offsets	8,147
Expense Waivers and Offsets	(309)

Expenses, Net	7,838

Net Investment Income (Loss)	2,850

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	109,887
Net Change in Unrealized Appreciation/Depreciation	(67,388)

Net Gain (Loss) on Investments	42,499

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,349

See Notes to Financial Statements.

32

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)
Strong Opportunity Fund
Income:
Dividends (net of foreign withholding taxes of $ 131)	$18,379
Interest	2,251

Total Income	20,630

Expenses (Note 4):
Investment Advisory Fees	19,392
Administrative Fees	7,756
Custodian Fees	150
Shareholder Servicing Costs	6,713
12b-1 Fees	337
Reports to Shareholders	1,107
Other	846

Total Expenses before Expense Waivers and Offsets	36,301
Expense Waivers and Offsets	(1,088)

Expenses, Net	35,213

Net Investment Income (Loss)	(14,583)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	428,692
Written Options	121
Foreign Currencies	(4)

Net Realized Gain (Loss)	428,809
Net Change in Unrealized Appreciation/Depreciation on:
Investments	2,439
Written Options	437
Foreign Currencies	1

Net Change in Unrealized Appreciation/Depreciation	2,877

Net Gain (Loss) on Investments	431,686

Net Increase (Decrease) in Net Assets Resulting from Operations	$417,103

See Notes to Financial Statements.

33

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Balanced Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$2,086	$2,364
Net Realized Gain (Loss)	13,171	17,341
Net Change in Unrealized Appreciation/Depreciation	(4,483)	15,228

Net Increase (Decrease) in Net Assets Resulting from Operations	10,774	34,933
Distributions from Net Investment Income	(2,151)	(2,605)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(62,604)	(41,388)

Total Increase (Decrease) in Net Assets	(53,981)	(9,060)
Net Assets:
Beginning of Year	208,955	218,015

End of Year	$154,974	$208,955

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(3)	$—
Net Realized Gain (Loss)	520	(336)
Net Change in Unrealized Appreciation/Depreciation	(157)	1,205

Net Increase (Decrease) in Net Assets Resulting from Operations	360	869
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	16	(1,086)

Total Increase (Decrease) in Net Assets	376	(217)
Net Assets:
Beginning of Year	4,054	4,271

End of Year	$4,430	$4,054

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

34

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Growth and Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$2,850	$2,534
Net Realized Gain (Loss)	109,887	18,558
Net Change in Unrealized Appreciation/Depreciation	(67,388)	142,318

Net Increase (Decrease) in Net Assets Resulting from Operations	45,349	163,410
Distributions:
From Net Investment Income:
Investor Class	(2,205)	(1,427)
Institutional Class	(468)	(858)
Advisor Class	(27)	(23)
Class K	(189)	(214)

Total Distributions	(2,889)	(2,522)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(269,437)	(84,622)

Total Increase (Decrease) in Net Assets	(226,977)	76,266
Net Assets:
Beginning of Year	754,988	678,722

End of Year	$528,011	$754,988

Undistributed Net Investment Income (Loss)	$257	$279

See Notes to Financial Statements.

35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Opportunity Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(14,583)	$(12,170)
Net Realized Gain (Loss)	428,809	(1,598)
Net Change in Unrealized Appreciation/Depreciation	2,877	908,575

Net Increase (Decrease) in Net Assets Resulting from Operations	417,103	894,807
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(738,928)	(656,258)

Total Increase (Decrease) in Net Assets	(321,825)	238,549
Net Assets:
Beginning of Year	2,850,097	2,611,548

End of Year	$2,528,272	$2,850,097

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

36

FINANCIAL HIGHLIGHTS

STRONG BALANCED FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92
Income From Investment Operations:
Net Investment Income (Loss)	0.25	0.19	0.40	0.58	0.12	0.82
Net Realized and Unrealized Gains (Losses) on Investments	1.02	2.58	(2.77)	(2.99)	(1.53)	0.61

Total from Investment Operations	1.27	2.77	(2.37)	(2.41)	(1.41)	1.43
Less Distributions:
From Net Investment Income	(0.26)	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)
From Net Realized Gains	—	—	—	—	(1.33)	(0.75)

Total Distributions	(0.26)	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)

Net Asset Value, End of Period	$19.63	$18.62	$16.06	$18.84	$21.83	$24.77

Ratios and Supplemental Data
Total Return(c)	+6.86%	+17.36%	–12.65%	–11.03%	–5.60%	+5.66%
Net Assets, End of Period (In Millions)	$155	$209	$218	$300	$347	$372
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	1.3%	1.3%	1.2%	1.1%*	1.1%
Ratio of Expenses to Average Net Assets	1.3%	1.3%	1.3%	1.2%	1.1%*	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%	1.1%	2.3%	2.9%	3.3%*	3.2%
Portfolio Turnover Rate	147.5%	204.7%	225.5%	234.1%	45.1%	150.9%

STRONG LARGE CAP CORE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.01	$8.05		$11.01	$12.40	$13.85
Income From Investment Operations:
Net Investment Income (Loss)	(0.01)	—		(0.08)	(0.10)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	0.88	1.96		(2.88)	(1.29)	(1.19)

Total from Investment Operations	0.87	1.96		(2.96)	(1.39)	(1.28)
Less Distributions:
From Net Investment Income	—	—		—	—	—
From Net Realized Gains	—	—		—	—	(0.17)

Total Distributions	—	—		—	—	(0.17)

Net Asset Value, End of Period	$10.88	$10.01		$8.05	$11.01	$12.40

Ratios and Supplemental Data
Total Return(c)	+8.69%	+24.35%		–26.88%	–11.21%	–9.19%
Net Assets, End of Period (In Millions)	$4	$4		$4	$6	$6
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.8%	3.0%		2.5%	2.7%	2.0%
Ratio of Expenses to Average Net Assets	1.8%	1.7%		1.8%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%	(0.0	)(d)%	(0.9)%	(1.1)%	(0.8)%
Portfolio Turnover Rate	185.7%	105.5%		269.3%	196.4%	154.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

37

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.68	$15.85	$20.28		$25.37	$28.34		$25.26
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.04 (c)	0.02		(0.02)	(0.00	)(d)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.66	3.83	(4.45)		(5.07)	(2.65)		3.19

Total from Investment Operations	1.75	3.87	(4.43)		(5.09)	(2.65)		3.10
Less Distributions:
From Net Investment Income	(0.10)	(0.04)	(0.00	)(d)	—	—		—
From Net Realized Gains	—	—	—		—	(0.32)		(0.02)

Total Distributions	(0.10)	(0.04)	(0.00	)(d)	—	(0.32)		(0.02)

Net Asset Value, End of Period	$21.33	$19.68	$15.85		$20.28	$25.37		$28.34

Ratios and Supplemental Data
Total Return(e)	+8.88%	+24.44%	–21.83%		–20.06%	–9.33%		+12.29%
Net Assets, End of Period (In Millions)	$465	$633	$582		$886	$1,109		$1,228
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.4%		1.3%	1.1	%*	1.1%
Ratio of Expenses to Average Net Assets	1.4%	1.4%	1.4%		1.3%	1.1	%*	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.2%	0.1%		(0.1)%	(0.0	)*(d)%	(0.4)%
Portfolio Turnover Rate(f)	135.5%	199.4%	187.8%		171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000 (g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.72	$15.92	$20.49		$25.46	$28.41		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.26	0.16 (c)	0.15		0.08	(0.00	)(d)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	1.62	3.83	(4.49)		(5.05)	(2.63)		(0.75)

Total from Investment Operations	1.88	3.99	(4.34)		(4.97)	(2.63)		(0.74)
Less Distributions:
From Net Investment Income	(0.19)	(0.19)	(0.23)		—	—		—
From Net Realized Gains	—	—	—		—	(0.32)		—

Total Distributions	(0.19)	(0.19)	(0.23)		—	(0.32)		—

Net Asset Value, End of Period	$21.41	$19.72	$15.92		$20.49	$25.46		$28.41

Ratios and Supplemental Data
Total Return(e)	+9.59%	+25.26%	–21.22%		–19.52%	–9.24%		–2.54%
Net Assets, End of Period (In Millions)	$37	$84	$67		$47	$31		$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.8%	0.7%	0.7%		0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%		0.6%	0.6	%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	0.9%	0.9%		0.6%	0.1	%*	0.1%
Portfolio Turnover Rate(f)	135.5%	199.4%	187.8%		171.9%	23.3%		122.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

38

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000 (b)		Oct. 31, 2000 (c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.57	$15.77	$20.20	$25.32	$28.29		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.08	0.05 (d)	0.04	(0.04)	(0.00	)(f)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	1.65	3.80	(4.41)	(5.08)	(2.65)		(0.81)

Total from Investment Operations	1.73	3.85	(4.37)	(5.12)	(2.65)		(0.86)
Less Distributions:
From Net Investment Income	(0.09)	(0.05)	(0.06)	—	—		—
From Net Realized Gains	—	—	—	—	(0.32)		—

Total Distributions	(0.09)	(0.05)	(0.06)	—	(0.32)		—

Net Asset Value, End of Period	$21.21	$19.57	$15.77	$20.20	$25.32		$28.29

Ratios and Supplemental Data
Total Return(e)	+8.85%	+24.42%	–21.67%	–20.22%	–9.35%		–2.95%
Net Assets, End of Period (In Millions)	$6	$9	$10	$14	$5		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Expenses to Average Net Assets	1.4%	1.3%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%	0.3%	0.2%	(0.3)%	(0.2	)*%	(0.7)*%
Portfolio Turnover Rate(h)	135.5%	199.4%	187.8%	171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.52	$15.75	$20.28
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.11 (d)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	1.63	3.79	(4.46)

Total from Investment Operations	1.82	3.90	(4.35)
Less Distributions:
From Net Investment Income	(0.17)	(0.13)	(0.18)

Total Distributions	(0.17)	(0.13)	(0.18)

Net Asset Value, End of Period	$21.17	$19.52	$15.75

Ratios and Supplemental Data
Total Return(e)	+9.35%	+24.90%	–21.47%
Net Assets, End of Period (In Millions)	$20	$30	$19
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.1%	1.1%	1.1%
Ratio of Expenses to Average Net Assets	0.9%	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.6%	0.7%
Portfolio Turnover Rate(h)	135.5%	199.4%	187.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

39

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.45	$28.70		$39.29	$42.35		$44.69
Income From Investment Operations:
Net Investment Income (Loss)	(0.26)	(0.14	)(b)	(0.08)	0.07		0.17
Net Realized and Unrealized Gains (Losses) on Investments	7.21	10.89		(10.51)	(2.11)		3.30

Total from Investment Operations	6.95	10.75		(10.59)	(2.04)		3.47
Less Distributions:
From Net Investment Income	—	—		—	(0.07)		(0.17)
From Net Realized Gains	—	—		—	(0.95)		(5.64)

Total Distributions	—	—		—	(1.02)		(5.81)

Net Asset Value, End of Period	$46.40	$39.45		$28.70	$39.29		$42.35

Ratios and Supplemental Data
Total Return(c)	+17.62%	+37.46%		–26.95%	–4.80%		+8.57%
Net Assets, End of Period (In Millions)	$2,389	$2,709		$2,507	$3,664		$3,337
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.4%		1.4%	1.3%		1.2%
Ratio of Expenses to Average Net Assets	1.4%	1.4%		1.4%	1.3%		1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6)%	(0.4)%		(0.2)%	0.2%		0.5%
Portfolio Turnover Rate(d)	41.7%	60.2%		70.9%	87.8%		86.5%

STRONG OPPORTUNITY FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$38.94	$28.37		$38.92	$42.10		$43.16
Income From Investment Operations:
Net Investment Income (Loss)	(0.34)	(0.19	)(b)	(0.11)	(0.06	)(b)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	7.11	10.76		(10.44)	(2.08)		4.83

Total from Investment Operations	6.77	10.57		(10.55)	(2.14)		4.86
Less Distributions:
From Net Investment Income	—	—		—	(0.09)		(0.28)
From Net Realized Gains	—	—		—	(0.95)		(5.64)

Total Distributions	—	—		—	(1.04)		(5.92)

Net Asset Value, End of Period	$45.71	$38.94		$28.37	$38.92		$42.10

Ratios and Supplemental Data
Total Return(c)	+17.39%	+37.26%		–27.11%	–5.08%		+12.10%
Net Assets, End of Period (In Millions)	$137	$141		$104	$89		$3
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.6%		1.6%*	1.7%		1.6%*
Ratio of Expenses to Average Net Assets	1.6%	1.6%		1.6%*	1.7%		1.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.6)%		(0.4)%*	(0.3)%		0.1%*
Portfolio Turnover Rate(d)	41.7%	60.2%		70.9%	87.8%		86.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

40

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002 (b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.58	$28.73		$29.48
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)	(0.06	)(c)	0.02
Net Realized and Unrealized Gains (Losses) on Investments	7.21	10.91		(0.77)

Total from Investment Operations	7.07	10.85		(0.75)
Less Distributions:
From Net Investment Income	—	—		—

Total Distributions	—	—		—

Net Asset Value, End of Period	$46.65	$39.58		$28.73

Ratios and Supplemental Data
Total Return(d)	+17.86%	+37.77%		–2.54%
Net Assets, End of Period (In Millions)	$1	$0	(e)	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	1.6%		1.2%*
Ratio of Expenses to Average Net Assets	1.2%	1.2%		1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%	(0.2)%		0.2%*
Portfolio Turnover Rate(f)	41.7%	60.2%		70.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

41

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Core Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Balanced Fund (a series fund of Strong Balanced Fund, Inc.)

•	Strong Large Cap Core Fund (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth and Income Fund (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Opportunity Fund (a series fund of Strong Opportunity Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class, and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities of the Funds are generally valued each business day at the official close price (if published) and, if no official close price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. The price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Strong Funds held no restricted securities that were deemed illiquid at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

42

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

43

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Balanced Fund, and Strong Opportunity Fund had securities with a market value of $14,147,238, and $84,274,530, respectively, on loan and had received $14,451,839, and $86,476,263, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $22,062, $13,641, and $97,568 for Strong Balanced Fund, Strong Growth and Income Fund, and Strong Opportunity Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

44

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class K
Strong Balance Fund	0.60	%(1)	0.30%	*	*	*
Strong Large Cap Core Fund	0.75	%(2)	0.30%	*	*	*
Strong Growth and Income Fund	0.55%		0.30%	0.02%	0.30%	0.25%
Strong Opportunity Fund	0.75	%(2)	0.30%	*	0.30%	0.25%

*	Does not offer Share class.
(1)	The investment advisory fees are 0.60% for the first $35 million assets and 0.55% for assets above $35 million.
(2)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 0.99%, and 1.20%, respectively. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 10), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Funds from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, and Class K shares are paid at an annual rate of 0.015%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Balance Fund	$41,101	$523,045	$6,569	$7,640
Strong Large Cap Core Fund	2,140	26,307	206	1,002
Strong Growth and Income Fund	163,816	2,307,656	18,045	28,180
Strong Opportunity Fund	539,593	6,723,018	34,424	111,268

45

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Growth and Income Fund
Investor Class	$1,562,947	$2,226,571	$350,984	$—	$14,128
Institutional Class	12,340	9,423	66,688	—	5,259
Advisor Class	19,997	13,407	4,468	16,664	1,102
Class K	67,805	54,244	8,607	—	1,568
Strong Opportunity Fund
Investor Class	7,349,226	6,440,381	1,017,635	—	41,006
Advisor Class	404,271	270,503	88,940	336,892	2,940
Class K	2,842	2,277	109	—	336

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Directed Brokerage Credits	Earnings Credits
Strong Balanced Fund	$(59,689)	$(16,307)	$(159)
Strong Large Cap Core Fund	(34,600)	(4,533)	—
Strong Growth and Income Fund
Investor Class	(16,541)	—	—
Institutional Class	(1,323)	—	—
Class K	(586)	—	—
Advisor Class	(30,620)	—	—
Fund Level	(176,020)	(83,731)	(629)
Strong Opportunity Fund
Investor Class	(99,661)	—	—
Advisor Class	(9,628)	—	—
Class K	(861)	—	—
Fund Level	(758,499)	(217,831)	(1,285)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 10. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 10.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing.

Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Opportunity Fund had no borrowings under the LOC during the year. Strong Balanced Fund, Strong Large Cap Core Fund and Strong Growth and Income Fund had minimal borrowings under the LOC during the year. At December 31, 2004 there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of shares of long-term securities during the year ended December 31, 2004 are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Balanced Fund	$65,466,765	$180,430,918	$69,844,692	$236,922,750
Strong Large Cap Core Fund	—	7,050,108	—	7,354,215
Strong Growth and Income Fund	—	833,505,531	—	1,102,859,834
Strong Opportunity Fund	—	1,023,576,010	—	1,997,539,461

46

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Balanced Fund	$154,304,467	$15,492,375	$(356,157)	$15,136,218	$—	$—
Strong Large Cap Core Fund	3,753,248	668,404	—	668,404	—	—
Strong Growth and Income Fund	433,730,729	105,171,990	—	105,171,990	257,010	—
Strong Opportunity Fund	1,996,010,436	639,494,312	(436,838)	639,057,474	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Balanced Fund	$2,151,090	$—	$17,848,948	$—	$2,604,962	$—
Strong Large Cap Core Fund	—	—	844,067	—	—	—
Strong Growth and Income Fund	2,889,458	—	140,026,264	—	2,522,045	—
Strong Opportunity Fund	—	—	14,471,353	—	—	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Balanced Fund 83.5%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0%, and Strong Opportunity Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Balanced Fund 80.9%, Strong Large Cap Core Fund 0.0%, Strong Growth and Income Fund 100.0%, and Strong Opportunity Fund 0.0%.

Strong Balanced Fund, Strong Large Cap Core, Strong Growth and Income Fund, and Strong Opportunity Fund utilized $11,109,854, $485,173, $91,056,932, and $400,236,414, respectively, of their capital loss carryovers during the year ended December 31, 2004.

47

8.	Capital Share Transactions

	Strong Balanced Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$26,599,270	$32,626,685
Transfer in from Merger (Note 9)	—	5,544,540
Proceeds from Reinvestment of Distributions	2,073,183	2,514,411
Payment for Shares Redeemed	(91,276,705)	(82,073,813)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(62,604,252)	$(41,388,177)

Transactions in Shares of the Fund Were as Follows:
Sold	1,407,580	1,911,180
Transfer in from Merger (Note 9)	—	348,494
Issued in Reinvestment of Distributions	108,957	144,599
Redeemed	(4,840,528)	(4,758,107)

Net Increase (Decrease) in Shares of the Fund	(3,323,991)	(2,353,834)

	Strong Large Cap Core Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$1,222,482	$938,346
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,206,237)	(2,023,881)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$16,245	$(1,085,535)

Transactions in Shares of the Fund Were as Follows:
Sold	120,843	107,906
Issued in Reinvestment of Distributions	—	—
Redeemed	(118,728)	(233,342)

Net Increase (Decrease) in Shares of the Fund	2,115	(125,436)

48

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$56,766,975	$203,112,596
Proceeds from Reinvestment of Distributions	2,160,572	1,392,195
Payment for Shares Redeemed	(264,359,525)	(289,307,195)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(205,431,978)	(84,802,404)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	10,067,845	16,100,601
Proceeds from Reinvestment of Distributions	409,578	705,353
Payment for Shares Redeemed	(60,154,178)	(17,235,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(49,676,755)	(429,398)

ADVISOR CLASS
Proceeds from Shares Sold	884,899	1,932,654
Proceeds from Reinvestment of Distributions	27,101	23,212
Payment for Shares Redeemed	(3,971,072)	(5,560,191)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,059,072)	(3,604,325)

CLASS K
Proceeds from Shares Sold	16,023,072	15,545,119
Proceeds from Reinvestment of Distributions	86,153	114,699
Payment for Shares Redeemed	(27,378,853)	(11,445,984)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,269,628)	4,213,834

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(269,437,433)	$(84,622,293)

49

	Strong Growth and Income Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	2,839,780	11,952,254
Issued in Reinvestment of Distributions	103,138	79,360
Redeemed	(13,312,831)	(16,571,248)

Net Increase (Decrease) in Shares	(10,369,913)	(4,539,634)

INSTITUTIONAL CLASS
Sold	507,260	939,263
Issued in Reinvestment of Distributions	20,235	40,748
Redeemed	(3,043,024)	(951,684)

Net Increase (Decrease) in Shares	(2,515,529)	28,327

ADVISOR CLASS
Sold	44,541	115,023
Issued in Reinvestment of Distributions	1,314	1,344
Redeemed	(200,817)	(331,631)

Net Increase (Decrease) in Shares	(154,962)	(215,264)

CLASS K
Sold	812,188	926,705
Issued in Reinvestment of Distributions	4,251	6,709
Redeemed	(1,393,806)	(643,521)

Net Increase (Decrease) in Shares	(577,367)	289,893

50

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Opportunity Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$256,753,792	$531,529,373
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(971,891,509)	(1,184,570,695)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(715,137,717)	(653,041,322)

ADVISOR CLASS
Proceeds from Shares Sold	24,631,677	38,084,933
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(49,440,738)	(40,603,841)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,809,061)	(2,518,908)

CLASS K
Proceeds from Shares Sold	1,580,103	198,407
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(561,170)	(896,534)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,018,933	(698,127)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(738,927,845)	$(656,258,357)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	6,141,602	16,208,728
Issued in Reinvestment of Distributions	—	—
Redeemed	(23,338,250)	(34,871,478)

Net Increase (Decrease) in Shares	(17,196,648)	(18,662,750)

ADVISOR CLASS
Sold	594,636	1,179,895
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,196,366)	(1,234,407)

Net Increase (Decrease) in Shares	(601,730)	(54,512)

CLASS K
Sold	37,908	6,374
Issued in Reinvestment of Distributions	—	—
Redeemed	(12,904)	(24,791)

Net Increase (Decrease) in Shares	25,004	(18,417)

51

9.	Acquisition Information

Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $731,189. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

52

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

11.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 and December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Strong Core Funds:

We have audited the accompanying statements of assets and liabilities of Strong Balanced Fund, Strong Large Cap Core Fund, Strong Growth and Income Fund and Strong Opportunity Fund (all four collectively constituting Strong Core Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

54

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Balanced Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Balanced Fund into the Wells Fargo Advantage Balanced Fund.

For	Against	Abstain
5,287,198.603	181,624.173	74,027.969

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,252,675.281	194,669.500	95,505.964

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
5,246,223.444	201,898.830	94,728.471

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,542,850.745	—	—

Results of Special Meeting of Shareholders of Strong Large Cap Core Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Large Cap Core Fund into the Wells Fargo Advantage Growth and Income Fund.

For	Against	Abstain
222,056.215	5,455.169	4,611.455

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
215,565.487	11,310.945	5,246.407

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
215,422.070	11,529.945	5,170.824

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
232,122.839	—	—

Results of Special Meeting of Shareholders of Strong Growth and Income Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Growth and Income Fund into the Wells Fargo Advantage Growth and Income Fund.

For	Against	Abstain
16,163,142.481	556,325.046	382,462.241

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
16,069,549.151	584,015.336	448,365.281

55

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
16,060,686.235	582,725.347	458,518.186

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
17,101,929.768	—	—

Results of Special Meeting of Shareholders of Strong Opportunity Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Opportunity Fund into the Wells Fargo Advantage Opportunity Fund.

For	Against	Abstain
29,549,187.473	1,031,060.571	776,287.190

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
29,429,649.472	1,069,394.935	857,490.827

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
29,387,106.297	1,081,478.969	887,949.968

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
31,356,535.234	—	—

56

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

57

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

58

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

59

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48466 02-05

ACOR/WH2057 12-04

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Growth

Funds

Strong Blue Chip Fund

Strong Discovery Fund

Strong Endeavor Fund

Strong Large Cap Growth Fund

Strong U.S. Emerging Growth Fund

Strong Enterprise Fund

Strong Growth 20 Fund

Strong Growth Fund

Strong Large Company Growth Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Growth

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss Strong Financial Corporation

Strong Blue Chip Fund

The Strong Blue Chip Fund posted a return of 12.68% for the twelve months ended December 31, 2004. This placed it ahead of its broad-based benchmark, the Standard and Poor’s 500, which returned 10.87% for the same period.

A narrow market for much of the year

While equity markets were at times volatile during the first nine months of 2004, for the most part stocks fluctuated within a relatively narrow band. This breather was not entirely surprising given 2003’s strong gains, but other factors played a role in keeping equity returns mild for most of the year, including the continuing situation in Iraq, impending Federal Reserve interest-rate hikes, high energy prices, and worries about the impact of slowing Chinese growth on the Asian regional and global economies.

April was a particularly challenging month for the markets and the Fund, as a sharp improvement in employment data provoked fears of inflation and higher interest rates. Because the Fund had significant positions in stocks that were negatively affected by such concerns, performance suffered during this time. Investor sentiment began to improve somewhat near the end of May, as the market once again focused its attention on the good news regarding strong corporate profits and new job creation. Holdings that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the first half of the year.

Change came in the fourth quarter

Although equity returns remained tepid in the year’s third quarter, they staged a solid comeback in the fourth, as investors gained greater confidence in the economic outlook. Corporate profits climbed to record levels, job creation appeared to pick up, and oil prices moved down from their earlier highs. The quick resolution to the November elections — unlike the drawn-out scenario in 2000 — and a result that was generally seen as positive for business allowed the equity markets to enjoy a strong upturn through most of the remainder of the year.

The Fed raised rates a total of five times before the end of the year, bringing the target rate up to 2.25% from 1.00%. The measured pace of these increases, a quarter point at a time, helped to quiet fears of inflation.

Factors driving Fund performance

In the first half of the year, the Fund’s energy holdings contributed positively to performance. Our emphasis in this sector was on the large integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates.

Later in the year, many of the Fund’s gains took place in such cyclical sectors as materials, select technology, and industrial stocks. This was indicative of improving investor sentiment with respect to the sustainability of the economic recovery. We had significant holdings in these areas, including Phelps Dodge and Nucor. Home sales continued to be strong, allowing our investments among homebuilders to make meaningful contributions to the Fund’s performance. Internet companies Ebay and Yahoo! also had a positive impact on the Fund’s returns.

Our focus on large capitalization stocks hurt our results over the year, as smaller-company stocks on the whole outperformed larger-cap stocks. We were nonetheless able to comfortably outpace the Fund’s benchmark for the year.

Our investment outlook

For months, many factors took a toll on investor confidence — factors that had little to do with the economy or corporate earnings. Now, investors once again are paying attention to some very positive underlying economic trends. This offers the potential for positive impact on equity markets, though perhaps not at the same rate as in the fourth quarter of 2004.

We anticipate that economic growth should continue at a sustainable pace in coming months. Corporate earnings have been strong, and there is good reason they will continue to be so. Inflation remains at manageable levels, and the Federal Reserve appears to be strongly committed to its measured pace of rate increases. There are still many concerns facing investors, including geopolitical uncertainty and rising interest rates, but on balance, we believe positive economic factors could help to drive reasonable gains among large-cap stocks in coming months.

Although energy prices remain an area of concern — despite recent declines — we believe that even at higher levels, oil prices are not likely to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

Effective January 1, 2005, John S. Dale, CFA, and Gary E. Nussbaum, CFA, of Peregrine Capital Management, Inc., became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Growth Fund on or about April 11, 2005.

Thank you for your investment in the Strong Blue Chip Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Source: Frank Russell Company via FactSet

3

Strong Blue Chip Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

eBay, Inc.	5.3%
ConocoPhillips	4.7%
Yahoo! Inc.	4.1%
America Movil ADR Series L	3.8%
QUALCOMM, Inc.	3.7%
General Electric Company	3.7%
Tyco International, Ltd.	3.7%
Burlington Resources, Inc.	3.6%
D.R. Horton, Inc.	3.6%
Starwood Hotels & Resorts Worldwide, Inc.	3.5%

Top Ten	39.7%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	12.68%
5-year	-9.23%
Since Fund Inception (6-30-97)	3.97%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Diversified Operations	12.6%
Oil & Gas — International Integrated	8.9%
Telecommunications — Wireless Services	7.2%
Oil & Gas — United States Exploration & Production	5.8%
Building — Resident/Commercial	5.7%
Internet — E*Commerce	5.3%
Internet — Content	4.1%
Telecommunications — Wireless Equipment	3.7%
Leisure — Hotels & Motels	3.5%
Steel — Producers	3.5%

Top Ten	60.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

5

Strong Discovery Fund

The stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Discovery Fund’s value rose by 15.69%, compared to the Fund’s broad-based benchmark, the Russell 2000 Index, which advanced 18.33%. While the Fund delivered strong returns to shareholders, it lagged the benchmark, as the Fund’s growth style underperformed the broader market.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, rising short-term interest rates, increasing energy prices, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported increased stock prices. Investor expectations vacillated from optimistic to dubious with each economic statistic that was released. While an improving economy and stock market were evident, investor satisfaction with the level of growth and sustainability was continually debated.

Investigative approach to investing

Throughout the year, we faithfully executed our intensive research process of “surrounding the company” in order to attempt to generate competitive returns for the Fund’s shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, investigations of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that will produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings and specifically, we can gain a better understanding of where the growth is being generated.

In addition to our research process, our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investments’ position in the portfolio to be further justified. This is a well-established and respected practice of all team members that we expect to continue to assist us in assessing the risk and reward of every investment.

Marvel Enterprises and Equinix stood out

One result of our intensive research and inquisitive mindset was the Fund’s position in Marvel Enterprises. During 2004, this character-based entertainment company with interests in toy development and publishing continued to strengthen its licensing-based business model, as investors saw Spiderman return to the screen. In the process, the company may have gained valuable leverage in negotiating licensing agreements, and, we believe, laid potential groundwork for other fruitful uses of its vast pipeline of characters.

Our extensive research also enabled us to analyze interesting growth opportunities within technology. Due to increases in broadband penetration, multimedia content, and wireless data, Internet demand has been growing at an accelerated pace. One specific Fund holding that benefited from this trend was Equinix, the largest U.S. manager of data centers, which houses servers of corporations and Web portals. The company’s competitive advantage is their industry-leading aggregation of networks, which provides on-site direct interconnect access to more than 170 bandwidth providers representing more than 90% of the world’s Internet traffic. This service (of direct interconnect to the network) provides customers with access to the lowest-cost, highest-performance solution because it is a direct interconnect as opposed to other business models that require third parties.

During 2004, a holding that did not perform to our expectations was GrafTech International. This company manufactures and provides high-quality natural and synthetic graphite and carbon products and services for a variety of end markets. During the year, GrafTech incurred margin pressure due to an unexpected increase in commodity costs. Unfortunately, due to terms in the majority of long-term contracts, the company was not able to pass through the increased cost to customers. We liquidated the Fund’s position because we believed commodity costs would remain at higher levels. Therefore, the company would have continued expense pressure, impacting earnings for the foreseeable future resulting in GrafTech underperforming the markets expectations.

Outlook for 2005

As we enter 2005, we believe the key question is not whether the economy will grow but rather to what degree. We are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings.

The market remains constructive, as investors climb a “wall of worry” with concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow, but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we plan to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund with an eye toward owning companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Discovery Fund, the successor to the Strong Discovery Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Discovery Fund. We appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Co-Manager

James M. Leach

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

6

Fund Highlights

Source: Frank Russell Company via FactSet

7

Strong Discovery Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Marvel Enterprises, Inc.	2.4%
NII Holdings, Inc. Class B	2.3%
Lyondell Petrochemical Company	2.1%
Abercrombie & Fitch Company Class A	2.0%
Expeditors International of Washington, Inc.	2.0%
Digene Corporation	1.9%
Pan American Silver Corporation	1.9%
Harman International Industries, Inc.	1.9%
Marvell Technology Group, Ltd.	1.8%
TIBCO Software, Inc.	1.8%

Top Ten	20.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

8

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	15.69%
5-year	8.78%
10-year	10.04%
Since Fund Inception (12-31-87)	12.75%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	7.0%
Internet — E*Commerce	6.8%
Medical — Biomedical/Biotechnology	6.1%
Telecommunications — Wireless Services	5.2%
Computer Software — Enterprise	3.2%
Computer Software — Security	2.9%
Oil & Gas — United States Exploration & Production	2.7%
Oil & Gas — Drilling	2.5%
Leisure — Toys/Games/Hobby	2.4%
Medical — Systems/Equipment	2.2%

Top Ten	41.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

9

Strong Endeavor Fund

The stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Endeavor Fund rose by 14.16%, compared to its broad-based benchmark, the Standard & Poor’s 500 Index, which advanced 10.87%. The Fund outperformed its benchmark, as it focused on companies with the strongest fundamentals and avoided many of the highly publicized disappointments during the period.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Investigative approach to investing

Throughout the year, we faithfully executed on our intensive research process of “surrounding the company” in order to generate competitive returns for Fund shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management, and channel checks of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that have the potential to produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings.

Equally important is the fact that our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that expect to continue to assist us in assessing the risk and reward of every investment.

Holdings that outperformed

Due to the concerns about oil supply relative to growing demand, many companies that produce energy and those that make equipment to recover energy performed well.

The Fund held one of these, Canadian Natural Resources, a premier exploration and production company. The company’s Horizon oil sands project, currently under construction in Alberta, Canada, is expected to come on line in 2008 and has been estimated to be capable of producing up to six billion barrels of oil over about 40 years. In addition to its Alberta operations, the company has holdings in the North Sea and West Africa.

Another top performer for the Fund for the year was Yahoo!. One of the key drivers for this online media company was an increase in online advertising. During the period, online media represented almost 15% of total media consumption by consumers and continued to gain market share. However, only 3 to 5% of total advertising dollars were spent online. If recent trends persist, we believe this gap could start to close in 2005. Yahoo!’s competitive advantages are its breadth of offerings to advertisers, its global reach and its breadth of product offerings on wireline and wireless devices.

Despite solid fundamental results, Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses, which resulted in a negative impact on the Fund’s performance. Based on our analysis, we believed this negative sentiment would prove misguided. We hoped to see confirmation of our positive fundamental outlook for the generic industry; numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings. The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth.

Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we plan to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund, emphasizing companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Capital Growth Fund, the successor to the Strong Large Company Growth Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Endeavor Fund. We appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

10

Fund Highlights

Source: Frank Russell Company via FactSet

11

Strong Endeavor Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of April 2001.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	5.3%
Sprint Corporation	4.7%
WellPoint, Inc.	4.5%
EMC Corporation	4.0%
Dell, Inc.	3.9%
General Electric Company	3.8%
Phelps Dodge Corporation	2.9%
Halliburton Company	2.7%
Oracle Systems Corporation	2.7%
Texas Instruments, Inc.	2.7%

Top Ten	37.2%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

12

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	14.16%
3-year	2.29%
Since Fund Inception (4-6-01)	1.67%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Products	7.2%
Electronics — Semiconductor Manufacturing	7.0%
Telecommunications — Wireless Equipment	5.5%
Internet — Content	5.3%
Diversified Operations	5.2%
Telecommunications — Services	4.7%
Medical — Health Maintenance Organizations	4.5%
Computer — Manufacturers	4.3%
Computer — Data Storage	4.0%
Metal Ores — Miscellaneous	2.9%

Top Ten	50.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on these and other risks.

13

Strong Large Cap Growth Fund

In a second consecutive year of positive performance following the long bear market, the Strong Large Cap Growth Fund gained 8.64% during the 12 months ending December 31, 2004. The Fund’s broad-based benchmark, the Standard & Poor’s 500 Index, returned 10.87% during the same time.

Higher growth and interest rates

The U.S. economy continued to grow at a healthy pace in 2004 despite the Federal Reserve Board’s policy of sustained but moderate interest rate hikes and the sharp increase in energy prices during most of the year. Stocks generally responded favorably to strong earnings growth, which drove most shares higher. However, the large-capitalization growth stock segment of the market was the market’s weakest-performing area for the fifth straight year. Large-cap stocks tended to trail small-cap stocks, while growth generally underperformed value.

The Fund performed well by focusing the portfolio’s investments on the “haves” versus the “have-nots” in the economy. In other words, we continued to favor growth companies with high-quality management teams that we believed could gain market share and deliver sustainable revenue and earnings growth. We also sought to avoid companies that appeared destined to become fallen growth stocks. The “haves” we sought could be found in virtually every industry — including retail, new media and Internet, energy, health care, industrials, or financial services — allowing us to build a diversified portfolio.

Stock performance

The Fund’s most successful investments in 2004 had a number of common characteristics: excellent management teams with clear visions of how to achieve growth, a differentiated business model, and sound financial management.

For example, one of the Fund’s top performers was Internet giant Yahoo!. This well-run leading online portal is helping spur the developed world’s growth in Internet usage by inventing and nurturing new services and markets that were faint dreams only a decade ago. Today, Yahoo! is a new “bellwether” in the age of broadband-driven media and e-commerce.

Another big gainer in the portfolio was retailer Target. Target hit the bull’s-eye with investors in 2004 as they shed their languishing Marshall Field’s and Mervyn’s department stores to refocus the company exclusively on its faster-growing namesake stores. Investors, ourselves included, applauded management’s moves to reinvent a company that has existed for over 100 years.

Another area of emphasis producing gains in 2004 was our exposure to energy-related stocks, which benefited from rising oil and natural gas prices. By contrast, an area we de-emphasized, to the Fund’s advantage, was the pharmaceutical sector, which we believed faced a number of headwinds for earnings growth creating difficult challenges for many once-stellar growth companies. However, Pfizer was one of our principal underperformers due to factors such as political rhetoric, generic competition, and safety concerns of a key drug. Although we were able to properly forecast these issues and reduce our position, it remained an underperformer in the portfolio.

What’s changed, what’s not

In 2005, we are beginning a new chapter by joining forces with the venerable company Wells Fargo & Company. Additionally, two of my senior partners, Brandon Nelson and Tom Ognar, officially join me as Portfolio Co-Managers of the Fund on January 1, 2005.

In many respects, these changes represent the status quo from a portfolio-management perspective, as my partners and I have worked side by side for many years. Moreover, the Fund’s investment philosophy and process have not changed. We are very excited about the future and truly appreciate your confidence and patience through the recent changes.

The Fund is expected to reorganize into the Wells Fargo Advantage Large Cap Growth Fund, the successor to the Strong Large Cap Growth Fund, on or about April 11, 2005.

We look forward to continuing to help you meet your long-term investment objectives. Thank you for your investment in the Strong Large Cap Growth Fund.

Bruce C. Olson

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

14

Fund Highlights

Source: Frank Russell Company via FactSet

15

Strong Large Cap Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Dell, Inc.	3.1%
Target Corporation	3.1%
The Procter & Gamble Company	2.8%
Juniper Networks, Inc.	2.7%
eBay, Inc.	2.5%
Amgen, Inc.	2.4%
General Electric Company	2.4%
Johnson & Johnson	2.3%
Yahoo! Inc.	2.2%
QUALCOMM, Inc.	2.0%

Top Ten	25.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

16

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	8.64%
5-year	-10.74%
10-year	7.95%
Since Fund Inception (12-30-81)	11.68%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Biomedical/Biotechnology	5.4%
Medical — Products	5.4%
Computer — Local Networks	4.8%
Electronics — Semiconductor Manufacturing	4.1%
Telecommunications — Wireless Equipment	4.0%
Leisure — Gaming/Equipment	3.8%
Internet — Content	3.3%
Diversified Operations	3.3%
Computer — Manufacturers	3.1%
Retail — Major Discount Chains	3.1%

Top Ten	40.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on these and other risks.

17

Strong U.S. Emerging Growth Fund

After a very strong year for the Fund in 2003, 2004 was more difficult. For the year ended December 31, 2004, the Strong U.S. Emerging Growth Fund returned 6.51%, well behind its broad-based benchmark, the Russell 2000 Index, which returned 18.33% for the same period. The Fund’s underperformance occurred primarily in the year’s first and third quarters. During the second and fourth quarters, the Fund’s performance was more closely in line with the benchmark.

Factors affecting performance

There were two primary factors driving the Fund’s underperformance. First, small- and mid-cap growth stocks dramatically underperformed their respective value counterparts. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery and thus to lose confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve Board signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favored for this portfolio — the most.

The third quarter brought more uncertainty about the sustainability of the U.S. economic recovery. For one thing, the Fed kept upward pressure on interest rates with hikes of one-quarter of a percentage point in August and September following the June increase. Moreover, the price of crude oil continued to push higher, stoking fears that the high cost of energy would siphon disposable cash from other areas of the economy. In response, growth stocks significantly underperformed the broader market during the third quarter. In fact, according to a Merrill Lynch study of growth versus value strategies, during the first three quarters of 2004, the fastest-growing companies had the worst performance.

In the fourth quarter, the broader market turned in a strong rally in which mid- and small-cap growth stocks fully participated. Although the Fund posted a double-digit gain for the quarter, it nevertheless underperformed for the year.

The other reason for the Fund’s underperformance was unfavorable stock selection. One company that provided tremendous returns in 2003, Odyssey HealthCare, unexpectedly lowered its guidance on fourth-quarter earnings, hurting not only its own share price but also those of other companies in the hospice services industry. As one of the Fund’s largest holdings, Odyssey HealthCare negatively effected the performance of the Fund, and we sold the stock.

Positioned for a stronger economy

Throughout 2004, we did not make any substantial changes to the Fund’s overall positioning from 2003. The portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. Although the potential for further interest-rate hikes remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer term, however, we believe profit growth ultimately drives stock performance, and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook

The Federal Reserve increased short-term interest rates five times in 2004 and appears ready to keep raising rates in the new year to keep inflation in check. Nevertheless, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after several Federal Reserve rate hikes, and we saw some evidence of this in the fourth quarter. Easing energy prices also represent a potentially positive influence on stock prices. Moreover, we expect to see strong corporate earnings in upcoming quarters. Given that many stocks are still at what we consider reasonable valuations, we believe such earnings improvements could help drive the prices of small- and mid-cap growth stocks higher in 2005.

Effective January 1, 2005, Jerome “Cam” Philpott, CFA, and Stuart Roberts of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Small Cap Fund on or about April 11, 2005.

Thank you for your investment in the Strong U.S. Emerging Growth Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

18

Fund Highlights

Source: Frank Russell Company via FactSet

19

Strong U.S. Emerging Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Investors Financial Services Corporation	3.3%
JLG Industries, Inc.	3.2%
Trimble Navigation, Ltd.	3.2%
Landstar Systems, Inc.	3.1%
Shuffle Master, Inc.	2.9%
Cognizant Technology Solutions Corporation Class A	2.8%
Joy Global, Inc.	2.8%
Alamosa Holdings, Inc.	2.8%
Getty Images, Inc.	2.7%
P.F. Chang’s China Bistro, Inc.	2.6%

Top Ten	29.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

20

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	6.51%
5-year	-3.65%
Since Fund Inception (12-31-98)	8.72%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Machinery — Construction/Mining	13.5%
Transportation — Truck	6.8%
Oil & Gas — United States Exploration & Production	6.5%
Retail — Restaurants	5.7%
Telecommunications — Wireless Services	5.0%
Electronics — Semiconductor Manufacturing	4.9%
Financial Services — Miscellaneous	4.5%
Commercial Services — Market Research	4.0%
Medical — Systems/Equipment	3.9%
Telecommunications — Wireless Equipment	3.2%

Top Ten	58.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

21

Strong Enterprise Fund

The U.S. stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Enterprise Fund returned 14.55%, compared to its broad-based benchmark, the Russell Midcap Index, which advanced 20.22%. While the Fund delivered strong returns to shareholders, it didn’t keep pace with the benchmark, as the Fund’s growth style underperformed the broader market.

During 2004, mid-cap value stocks outperformed mid-cap growth stocks by a wide margin, continuing a pattern we have seen for four of the last five years. This, of course, worked against our ability to beat the Fund’s broad-based benchmark, the Russell Midcap Index, which includes both growth and value stocks.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported rising stock prices. Investor expectations vacillated from optimistic to dubious with each economic statistic that was released. While an improving economy and stock market were evident, investor satisfaction with the level of growth and sustainability was continually debated.

Investigative approach to investing

Throughout the year we faithfully executed on our intensive research process of “surrounding the company” in order to generate competitive returns for Fund shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, channel checks of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that will produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings.

In addition to our research process, our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that will continue to assist us in assessing the risk and reward of every investment.

One result of our intensive research was the Fund’s position in St. Joe, which is engaged in town, resort, commercial and industrial development, land sales, and commercial real estate services in Northwest Florida. After meeting with management and touring numerous land developments, we concluded that Northwest Florida could be an untapped real estate market in which tremendous growth opportunities lie ahead. The company had an abundance of land available for development in this area. More importantly, the firm’s strategic focus is to release and develop land in a very disciplined manner aimed at creating maximum value. With its long-term focus on value creation, we viewed St. Joe as a core growth investment within the Fund.

Another company that continued to perform well for the Fund was Harman International Industries. Harman designs, manufactures, and sells high fidelity auto products and electronic systems for the consumer and professional markets. During 2004, Harman enjoyed accelerated growth, as it continued to roll out infotainment systems to more automotive manufacturers and increased the number of installations per manufacturer. Furthermore, the company announced a strategic acquisition whose purpose was to reduce costs and increase Harman’s control over the entire electronic system.

Despite solid fundamental results, the Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses, which resulted in a negative impact on the Fund’s performance. Based on our analysis, we believed this negative sentiment would prove misguided. We hoped to see confirmation of our positive fundamental outlook for the generic industry, numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we believe the key question is not whether the economy will grow, but rather to what degree. We are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings.

The market remains constructive, climbing a “wall of worry” reflecting investors’ concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we expect to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund with an eye toward owning companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Enterprise Fund, the successor to the Strong Enterprise Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Enterprise Fund. We appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

22

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

23

Strong Enterprise Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Marvel Enterprises, Inc.	2.5%
Expeditors International of Washington, Inc.	2.2%
Lyondell Petrochemical Company	2.1%
Abercrombie & Fitch Company Class A	2.0%
NII Holdings, Inc. Class B	2.0%
Constellation Brands, Inc. Class A	2.0%
WellPoint, Inc.	1.9%
Transocean, Inc.	1.9%
Harman International Industries, Inc.	1.9%
Marvell Technology Group, Ltd.	1.9%

Top Ten	20.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

24

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	14.55%
5-year	-9.19%
Since Fund Inception (9-30-98)	16.66%

Institutional Class[1,2]
1-year	15.68%
5-year	-8.94%
Since Fund Inception (9-30-98)	16.92%

Advisor Class[1,3]
1-year	14.92%
5-year	-9.13%
Since Fund Inception (9-30-98)	16.65%

Class K1,4
1-year	15.38%
5-year	-8.89%
Since Fund Inception (9-30-98)	16.97%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes

Performance:

[2]	The performance of the Institutional Class shares prior to 6-30-03 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.
[3]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[4]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	7.5%
Internet — E*Commerce	6.9%
Telecommunications — Wireless Services	5.1%
Medical — Biomedical/Biotechnology	4.1%
Computer Software — Security	3.4%
Oil & Gas — Drilling	3.3%
Computer Software — Enterprise	2.8%
Auto/Truck — Original Equipment	2.6%
Leisure — Toys/Games/Hobby	2.5%
Internet — Content	2.4%

Top Ten	40.6%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

25

Strong Growth 20 Fund

Recording its second consecutive year of positive double-digit returns, the Strong Growth 20 Fund had a successful year in 2004, posting a return of 13.27%. This return was well ahead of the broadly-based Standard & Poor’s 500 Index return of 10.87%.

The outperformance of the Fund was driven by outstanding stock selection within the consumer discretionary sector, including names such as eBay, Yahoo!, Harman International, Starbucks, and Coach. Internet-related stocks were particularly positive contributors to performance throughout the year, as investors continued to gravitate to this extremely fast-growing segment of the economy. Energy was another area of strength for the Fund, led by outstanding performance from Ultra Petroleum, a fast-growing exploration and production company. Other standout contributors were Puerto Rican bank Doral Financial, and semiconductor leader Marvell Technology. Some areas of weakness during the year included communications, computer technology, homebuilding, education, and generic drug stocks.

Capitalizing on strong, sustainable growth

As we have noted in the past, we believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our research process is centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we use thorough, hands-on research, emphasizing companies whose management teams have a history of successfully executing their strategy and whose business model has sufficient profit potential. We then marry our company-specific analysis with our analysis of macroeconomic, secular, and technical trends to form our decision about whether the Fund should invest in a particular stock.

For example, several months ago, we purchased shares of Ultra Petroleum because we believed it had tremendous profitability potential — extremely high production growth combined with the industry’s lowest cost structure. Our conclusion was that Ultra Petroleum’s high production growth rate was likely to continue for several more years, driven by the strength of its drilling prospects and management’s solid track record. Finally, an investment in Ultra Petroleum made sense given the team’s positive overall outlook for crude oil and natural gas prices. Ultra Petroleum was up 95% in 2004 and was the largest holding in the Fund as of December 31, 2004.

The importance of effective sell criteria

Deciding when to sell a stock is just as important as deciding when to buy. Our criteria for selling are essentially the opposite of our buying criteria. We may sell a stock when a deterioration in its fundamental qualities causes us to become suspicious about the company’s continued growth or profitability potential. Examples of events that can cause this suspicion are questionable earnings reports, new competitive threats, changes in the economy, or changes in management personnel.

In July of 2004, following its latest quarterly earnings report, we began selling shares of eResearch Technology, which provides software and consulting services to help companies streamline the Food and Drug Administration approval process. For the first time in several quarters, eResearch failed to post a positive earnings surprise relative to analysts’ estimates. Also, the growth in backlog of orders, a lead indicator of future growth, showed dramatic deceleration. Our inclination to get more cautious proved accurate. In the following weeks and months, eResearch management guided earnings estimates lower for the remainder of 2004 and for 2005. After falling as low as $10.70 per share in October, the stock finished the year at $15.85, down sharply from our initial sales in the mid $20s.

Outlook for 2005

As we begin 2005, our outlook for the next several months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which tends to be beneficial for stock prices. We plan to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our investment process.

On a separate note, in April 2005, the Strong Growth 20 Fund is scheduled to be reorganized into the Wells Fargo Advantage Growth Fund (the successor to the Strong Growth Fund), a Fund co-managed by me and two of my senior partners, Bruce Olson and Tom Ognar. Bruce, Tom, and I are very experienced portfolio managers who have worked closely together on the same team for the past several years. We consider it a privilege to manage other people’s investments and look forward to the opportunity to continue managing yours.

Thank you for your investment in the Strong Growth 20 Fund.

Brandon M. Nelson

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

26

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

27

Strong Growth 20 Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Ultra Petroleum Corporation	8.1%
Doral Financial Corporation	7.6%
Marvell Technology Group, Ltd.	6.2%
Yahoo! Inc.	6.1%
Aetna, Inc.	5.9%
eBay, Inc.	5.8%
Coach, Inc.	4.7%
Station Casinos, Inc.	4.6%
FedEx Corporation	4.0%
Google, Inc. Class A	3.9%

Top Ten	56.9%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

28

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	13.27%
5-year	-12.13%
Since Fund Inception (6-30-97)	7.38%

Advisor Class[1,2]
1-year	13.55%
5-year	-12.05%
Since Fund Inception (6-30-97)	7.35%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated or the higher expense ratio of the Advisor Class shares.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Internet — Content	12.2%
Oil & Gas — United States Exploration & Production	9.5%
Finance — Mortgage & Related Services	7.6%
Electronics — Semiconductor Manufacturing	6.2%
Medical — Health Maintenance Organizations	5.9%
Internet — E*Commerce	5.8%
Apparel — Clothing Manufacturing	4.7%
Leisure — Gaming/Equipment	4.6%
Financial Services — Miscellaneous	4.4%
Transportation — Air Freight	4.0%

Top Ten	64.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, nondiversified-portfolio risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

29

Strong Growth Fund

The Strong Growth Fund delivered a solid return of 12.57% for the year ended December 31, 2004. This bested the Standard & Poor’s 500 Index, the Fund’s broad-based benchmark, which returned 10.87%.

Four broad trends dominated 2004. First, the economy experienced continued robust corporate earnings growth. In this environment, the Fund benefited from a pro-cyclical growth positioning. Second, long-term interest rates surprised most market prognosticators by finishing the year lower than where they started. Third, political uncertainty was alleviated by the clean George W. Bush victory, unmarred by any terrorist events or procedural troubles. This, we believe, gave the market the spark of confidence needed to ignite the subsequent fourth quarter rally. The fourth trend in evidence during 2004 was another year of dominance by value stocks over growth stocks. Nevertheless, the Fund performed well in this environment, which we believe was a result of our emphasis on selecting securities that exemplified the theme of dominant business models generating dynamic market share growth.

Searching for “share-gainers”

Our investment process emphasized security selection as the main determinant of our portfolio construction. We used a dynamic process of fundamental research and quantitative screens, overlaying this data with secular growth themes we identified and developed during this process. We focused our research on what we call “share-gainers”— that is, those companies that have developed business models that allow them not only to grow faster than the underlying economy, but also to do so in a sustainable fashion. We did extensive research on the rate, the consistency, and the sustainability of both revenue and earnings growth. We also gravitated to industry leaders; as such companies often have sustainable advantages over their competition. Finally, we emphasized companies whose management teams have a history of successfully executing their strategy, as strategy without execution is worthless.

The Fund’s sector allocation tended to be guided by our fundamentally driven security selection process. However, we did monitor sector allocation closely as part of our risk-management strategy. We were aware of the risk of having too many eggs in one basket. Another key to our process is our sell discipline. If we begin to suspect that a security’s underlying fundamentals are not performing in line with or better than our expectations, we do not hesitate to trim or sell the position. Strong growth stocks often receive premium valuations, but that premium can collapse if the market suddenly becomes skeptical about the company’s future prospects.

Google outperforms

Internet search engine provider Google was an addition to the Fund that exemplified our process. We recognized that Google was not only benefiting from increased usage of the Internet, but also from the movement of advertisers’ dollars away from traditional media to the Internet. Our research found that Google provides consumers and advertisers with a mutually rewarding experience. Moreover, the returns its business model generated were some of the best we found in any sector of the economy. Google exemplified what we look for: a market share gainer in a fast growing industry with an impressive return on capital business model.

Digene was an example of a stock we owned that didn’t work to our expectations. Its HPV/HCV test was the only diagnostic test available for diagnosing HPV (human papillomavirus) infection, which is the primary cause of cervical cancer. Our expectations for growth in revenues and earnings were met with disappointment, as the rollout of HPV/HCV test was slower and more costly than we anticipated. We decided to sell our position as we foresaw that it would take time to reevaluate whether there were structural or just timing problems with the doctors’ acceptance of this test.

Outlook for 2005

In the latter half of the year, the yield curve flattened considerably, as the Fed kept raising short-term interest rates, while long-term rates stayed about where they were. To us, this signaled the bond market’s perception that economic growth might slow in the coming months.

If the economy does decelerate, it would make finding rapidly growing companies more of a challenge. Nevertheless, we believe that our focus on share-gainers can help us find good growth opportunities in a wide variety of economic environments.

On a separate note, we added Brandon Nelson and Bruce Olson as portfolio managers on the Fund on January 1, 2005. Both have years of experience as portfolio managers on the team that has supported the management of the Fund. They have been key contributors to our research and portfolio management process.

The Fund is expected to reorganize into the Wells Fargo Advantage Growth Fund, the successor to the Strong Growth Fund, on or about April 11, 2005.

Thank you for your continued investment in the Growth Fund.

Thomas C. Ognar

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

30

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

31

Strong Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Dell, Inc.	3.0%
eBay, Inc.	3.0%
PETCO Animal Supplies, Inc.	2.8%
Cognizant Technology Solutions Corporation Class A	2.4%
First Marblehead Corporation	2.3%
Hughes Supply, Inc.	2.3%
Kinetic Concepts, Inc.	2.3%
Yahoo! Inc.	2.1%
PETsMART, Inc.	2.0%
Polycom, Inc.	2.0%

Top Ten	24.2%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

32

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	12.57%
5-year	-8.21%
10-year	11.26%
Since Fund Inception (12-31-93)	11.79%

Institutional Class[1,2]
1-year	13.26%
5-year	-7.62%
10-year	11.62%
Since Fund Inception (12-31-93)	12.12%

Advisor Class[1,3]
1-year	12.46%
5-year	-8.33%
10-year	11.02%
Since Fund Inception (12-31-93)	11.54%

Class C1,4
1-year	10.57%
5-year	-9.13%
10-year	10.04%
Since Fund Inception (12-31-93)	10.55%

Class K1,5
1-year	13.23%
5-year	-7.89%
10-year	11.45%
Since Fund Inception (12-31-93)	11.97%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[2]	The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.
[3]	The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[4]	The performance of Class C shares prior to 12-26-02 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Class C shares. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.
[5]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Retail — Miscellaneous	5.5%
Financial Services — Miscellaneous	5.3%
Electronics — Semiconductor Manufacturing	4.6%
Computer — Local Networks	4.6%
Medical — Products	4.4%
Internet — Content	3.9%
Medical — Biomedical/Biotechnology	3.7%
Internet — E*Commerce	3.4%
Computer — Manufacturers	3.0%
Retail/Wholesale — Building Products	3.0%

Top Ten	41.4%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

33

Strong Large Company Growth Fund

The U.S. stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Large Company Growth Fund rose by 17.51%, compared to its broad-based benchmark, the Standard & Poor’s 500 Index, which advanced 10.87%. The Fund dramatically outperformed its benchmark, as it focused on companies with the strongest fundamentals and avoided many of the period’s highly publicized disappointments.

Investors’ patience was tested, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Investigative approach to investing

Throughout the year we faithfully executed on our intensive research process of “surrounding the company” in order to generate competitive returns for shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and channel checks of suppliers, customers, and competitors. By utilizing this encompassing model, we are often able to identify companies with the potential to produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings.

Equally important is the fact that our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investment to further justify its position within the Fund. This is a well-established and respected practice of all team members that we expect to continue to utilize in assessing the risk and reward of every investment.

Holdings that outperformed

Due to the concerns about oil supply relative to growing demand, many companies that produce energy or make equipment to recover energy performed well. One of these was Transocean, a top performer in the offshore contract drilling industry focusing on deep-water drilling for oil and gas wells. In 2004 capacity was tight in this market, resulting in increased day rates. Specifically, the firm recently signed a contract for a fifth-generation unit, named “Deep Seas,” for $240,000 per day compared to spot rates of $130,000 per day in 2003. Furthermore, we thought the recent increase in drilling activity both in the North Sea and Gulf of Mexico boded well for the company.

Another top performer for the year was Sprint. In 2004 the diversified telecommunications company, aided particularly by strength in its wireless business, reduced debt levels, streamlined operations, and worked to create packaged bundles of communications services for customers.

What’s more, in December Sprint announced a merger with Nextel Communications. In our opinion, the merger created a favorable position for Sprint by reducing the number of competitors in the industry. Moreover, the business union looked to be a very complementary one. If approved by the regulatory agencies, the merger would not only allow Sprint to tap into Nextel’s vast base of corporate customers, but also to gain access to the proprietary Direct Connect functionality of Nextel’s phones. Lastly, Sprint announced plans, in regards to the merger, to potentially sell its wireline business in an effort to streamline operations.

Despite solid fundamental results, the Fund’s holding in Teva Pharmaceuticals underperformed in 2004 due to investors’ concern regarding future competition in both the branded and generic pharmaceutical businesses, which resulted in a negative impact on the Fund’s performance. Based on our analysis, we believed this negative sentiment would prove misguided. We hoped to see confirmation of our positive fundamental outlook for the generic industry, numerous new product launches for Teva, and stable market share trends for Teva’s largest branded product, Copaxone.

Outlook for 2005

As we enter 2005, we are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings. The market remains constructive, climbing a “wall of worry” reflecting concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth.

Companies today have record levels of free cash flow but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we expect to pay close attention to the levels of job creation, long-term interest rates and the resulting impact on the U.S. dollar. As always, we will try to continue to carefully select holdings for the Fund, emphasizing companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Capital Growth Fund, the successor to the Strong Large Company Growth Fund, on or about April 11, 2005.

Thank you for your continued investment in the Strong Large Company Growth Fund. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

34

Fund Highlights

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

35

Strong Large Company Growth Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on the Investor Class shares only; performance for other classes will vary, due to differences in fee structures. To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Yahoo! Inc.	4.9%
Sprint Corporation	4.5%
WellPoint, Inc.	4.0%
EMC Corporation	3.8%
General Electric Company	3.6%
Dell, Inc.	3.4%
Phelps Dodge Corporation	2.7%
Oracle Systems Corporation	2.6%
Texas Instruments, Inc.	2.6%
Genzyme Corporation	2.5%

Top Ten	34.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

36

Average Annual Total Returns

As of 12-31-04

Investor Class[1],2
1-year	17.51%
5-year	2.58%
Since Fund Inception (11-3-97)	10.21%

Class K1,3
1-year	18.06%
5-year	2.73%
Since Fund Inception (11-3-97)	10.32%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for both share classes.

We have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Large Company Growth Fund at no more than 1.50% for the Investor Class shares and 0.99% for the Class K shares. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2005.

Performance:

[2]	The performance of the Investor Class prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund), and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-13-02. The Fund’s Investor Class has a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce performance.
[3]	The performance of the Class K shares prior to 6-30-03 is based on the performance of the Fund’s Investor Class or the Fund’s predecessor, the Rockhaven Premier Dividend Fund. The prior performance has not been restated for the lower expense ratio of the Class K shares and does not reflect the Fund’s maximum sales charge of 5.75% (charged from 9-17-99 through 9-13-02) or the Investor Class redemption fee.

The predecessor Fund’s investment strategy emphasized investments in convertible securities.

Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Medical — Products	6.8%
Electronics — Semiconductor Manufacturing	6.6%
Telecommunications — Wireless Equipment	5.2%
Diversified Operations	5.0%
Internet— Content	4.9%
Telecommunications — Services	4.5%
Medical — Health Maintenance Organizations	4.0%
Computer — Manufacturers	3.9%
Computer — Data Storage	3.8%
Metal Ores — Miscellaneous	2.7%

Top Ten	47.4%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to growth-style investing risk. Consult the Fund’s prospectus for additional information on these and other risks.

37

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

38

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]		Beginning Account Value 7-01-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 12-31-04		Expenses Paid During Period[3]		Ending Account Value 12-31-04		Expenses Paid During Period[3]
Strong Blue Chip Fund	Investor	1.51%			$1,000.00		$1,083.90		$7.91		$1,017.55		$7.66
Strong Discovery Fund	Investor	1.40%			$1,000.00		$1,096.80		$7.38		$1,018.10		$7.10
Strong Endeavor Fund	Investor	1.94%			$1,000.00		$1,090.20		$10.19		$1,015.38		$9.83
Strong Large Cap Growth Fund	Investor	1.20%			$1,000.00		$1,051.30		$6.19		$1,019.10		$6.09
Strong U.S. Emerging Growth Fund	Investor	1.67%			$1,000.00		$1,054.50		$8.62		$1,016.74		$8.47
Strong Enterprise Fund	Investor Institutional Advisor K	1.86 0.80 1.50 1.06	% % % %	$ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $	1,088.10 1,093.80 1,090.10 1,092.60	$ $ $ $	9.76 4.21 7.88 5.58	$ $ $ $	1,015.79 1,021.11 1,017.60 1,019.81	$ $ $ $	9.42 4.06 7.61 5.38
Strong Growth 20 Fund	Investor Advisor	1.79 1.57	% %	$ $	1,000.00 1,000.00	$ $	1,080.20 1,081.40	$ $	9.36 8.21	$ $	1,016.14 1,017.24	$ $	9.07 7.96
Strong Growth Fund	Investor Institutional Advisor C K	1.48 0.90 1.54 2.36 0.93	% % % % %	$ $ $ $ $	1,000.00 1,000.00 1,000.00 1,000.00 1,000.00	$ $ $ $ $	1,058.00 1,061.60 1,057.80 1,053.80 1,061.50	$ $ $ $ $	7.66 4.66 7.97 12.18 4.82	$ $ $ $ $	1,017.70 1,020.61 1,017.39 1,013.27 1,020.46	$ $ $ $ $	7.51 4.57 7.81 11.94 4.72
Strong Large Company Growth Fund	Investor K	1.43 0.95	% %	$ $	1,000.00 1,000.00	$ $	1,096.40 1,099.40	$ $	7.54 5.01	$ $	1,017.95 1,020.36	$ $	7.25 4.82

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

39

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG BLUE CHIP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.4%
Aerospace - Defense 3.1%
General Dynamics Corporation	45,200	$4,727,920
Apparel - Shoes & Related Manufacturing 2.5%
NIKE, Inc. Class B	42,700	3,872,463
Banks - Money Center 3.3%
Bank of America Corporation	107,600	5,056,124
Building - Construction Products/ Miscellaneous 2.1%
Masco Corporation	87,200	3,185,416
Building - Resident/Commercial 5.7%
D.R. Horton, Inc.	133,050	5,363,246
Toll Brothers, Inc. (b)	47,700	3,272,697

		8,635,943
Computer Software - Desktop 2.3%
Microsoft Corporation	129,100	3,448,261
Cosmetics - Personal Care 2.6%
The Procter & Gamble Company	72,300	3,982,284
Diversified Operations 12.6%
Emerson Electric Company	44,100	3,091,410
General Electric Company	152,000	5,548,000
Tyco International, Ltd.	155,000	5,539,700
United Technologies Corporation	46,400	4,795,440

		18,974,550
Finance - Investment Brokers 2.7%
The Goldman Sachs Group, Inc.	39,200	4,078,368
Insurance - Diversified 2.1%
American International Group, Inc.	49,100	3,224,397
Internet - Content 4.1%
Yahoo! Inc. (b)	163,800	6,171,984
Internet - E*Commerce 5.3%
eBay, Inc. (b)	68,400	7,953,552
Leisure - Hotels & Motels 3.5%
Starwood Hotels & Resorts Worldwide, Inc.	90,100	5,261,840
Metal Ores - Miscellaneous 2.8%
Phelps Dodge Corporation	43,400	4,293,128
Oil & Gas - Drilling 3.4%
Transocean, Inc. (b)	122,100	5,175,819
Oil & Gas - International Integrated 8.9%
ChevronTexaco Corporation	55,000	2,888,050
ConocoPhillips	81,900	7,111,377
Exxon Mobil Corporation	65,600	3,362,656

		13,362,083
Oil & Gas - United States Exploration & Production 5.8%
Burlington Resources, Inc.	126,000	5,481,000
Occidental Petroleum Corporation	55,200	3,221,472

		8,702,472
Retail - Drug Stores 2.4%
Walgreen Company	93,000	3,568,410
Retail - Restaurants 2.6%
McDonald’s Corporation	123,000	$3,943,380
Steel - Producers 3.5%
Nucor Corporation	99,400	5,202,596
Telecommunications - Wireless Equipment 3.7%
QUALCOMM, Inc.	131,400	5,571,360
Telecommunications - Wireless Services 7.2%
America Movil ADR Series L	110,000	5,758,500
Mobile Telesystems Sponsored ADR	36,400	5,041,764

		10,800,264
Tobacco 2.1%
Altria Group, Inc.	50,800	3,103,880
Transportation - Air Freight 2.1%
FedEx Corporation	31,600	3,112,284

Total Common Stocks (Cost $115,867,283)		145,408,778

Short-Term Investments (a) 4.5%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $5,200,932); Collateralized by: United States Government & Agency Issues	$5,200,000	5,200,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,500,206); Collateralized by: United States Government & Agency Issues	1,500,100	1,500,100

Total Short-Term Investments (Cost $6,700,100)		6,700,100

Total Investments in Securities (Cost $122,567,383) 100.9%		152,108,878
Other Assets and Liabilities, Net (0.9%)		(1,331,624)

Net Assets 100.0%		$150,777,254

STRONG DISCOVERY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.3%
Aerospace - Defense Equipment 1.3%
GenCorp, Inc.	130,200	$2,417,814
Apparel - Clothing Manufacturing 0.9%
Coach, Inc. (b)	30,450	1,717,380
Auto/Truck - Original Equipment 2.6%
Autoliv, Inc.	48,800	2,357,040
Eaton Corporation	35,040	2,535,494

		4,892,534
Banks - Northeast 1.3%
North Fork Bancorporation, Inc.	85,200	2,458,020
Beverages - Alcoholic 1.3%
Constellation Brands, Inc. Class A (b)	52,100	2,423,171
Chemicals - Basic 2.1%
Lyondell Petrochemical Company	138,700	4,011,204

40

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Miscellaneous 1.5%
Cogent, Inc. (b)	29,000	$957,000
Hewitt Associates, Inc. Class A (b)	59,900	1,917,399

		2,874,399
Computer - Local Networks 0.9%
MRV Communications, Inc. (b)	493,400	1,810,778
Computer - Peripheral Equipment 1.2%
Synaptics, Inc. (b) (d)	74,600	2,281,268
Computer Software - Desktop 1.5%
Macromedia, Inc. (b)	94,600	2,943,952
Computer Software - Enterprise 3.2%
Cognos, Inc. (b)	58,800	2,590,728
TIBCO Software, Inc. (b)	260,076	3,469,414

		6,060,142
Computer Software - Medical 1.0%
Cerner Corporation (b) (d)	35,100	1,866,267
Computer Software - Security 2.9%
Check Point Software Technologies, Ltd. (b)	108,800	2,679,744
McAfee, Inc. (b)	68,100	1,970,133
VeriSign, Inc. (b)	27,000	905,040

		5,554,917
Electronics - Contract Manufacturing 0.7%
Sanmina-SCI Corporation (b)	167,520	1,418,894
Electronics - Miscellaneous Components 1.3%
General Cable Corporation (b) (d)	110,600	1,531,810
Sigmatel, Inc. (b) (d)	27,100	962,863

		2,494,673
Electronics - Semiconductor Manufacturing 7.0%
Advanced Micro Devices, Inc. (b) (d)	129,700	2,855,994
Altera Corporation (b)	81,300	1,682,910
Cree, Inc. (b) (d)	72,600	2,909,808
Marvell Technology Group, Ltd. (b) (d)	99,700	3,536,359
National Semiconductor Corporation	59,500	1,068,025
Tessera Technologies, Inc. (b) (d)	35,500	1,320,955

		13,374,051
Finance - Investment Management 0.5%
T. Rowe Price Group, Inc.	16,600	1,032,520
Household - Consumer Electronics 1.9%
Harman International Industries, Inc.	27,970	3,552,190
Internet - Content 2.2%
Monster Worldwide, Inc. (b)	67,600	2,274,064
SINA Corp (b) (d)	59,100	1,894,746

		4,168,810
Internet - E*Commerce 6.8%
Ameritrade Holding Corporation (b)	195,000	2,772,900
Getty Images, Inc. (b)	42,900	2,953,665
Overstock.com, Inc. (b) (d)	30,900	2,132,100
Priceline.com, Inc. (b) (d)	126,656	2,987,815
ValueClick, Inc. (b)	164,200	2,188,786

		13,035,266
Internet - Network Security/Solutions 1.3%
Equinix, Inc. (b) (d)	57,300	2,449,002
Internet - Software 0.8%
OpenTV Corporation Class A (b)	407,748	$1,565,752
Leisure - Gaming/Equipment 0.7%
Harrah’s Entertainment, Inc. (d)	19,800	1,324,422
Leisure - Hotels & Motels 0.0%
Las Vegas Sands Corporation (b)	1,900	91,200
Leisure - Movies & Related 0.9%
Lions Gate Entertainment Corporation (b) (d)	153,070	1,625,603
Leisure - Services 0.8%
Royal Caribbean Cruises, Ltd.	27,500	1,497,100
Leisure - Toys/Games/Hobby 2.4%
Marvel Enterprises, Inc. (b) (d)	226,564	4,640,031
Machinery - Construction/Mining 1.1%
Bucyrus International, Inc. Class A (d)	51,900	2,109,216
Machinery - General Industrial 1.6%
Albany International Corporation Class A	27,200	956,352
UNOVA, Inc. (b)	82,800	2,094,012

		3,050,364
Media - Radio/TV 0.5%
Westwood One, Inc. (b)	36,800	991,024
Medical - Biomedical/Biotechnology 6.1%
Digene Corporation (b)	139,823	3,656,372
Genzyme Corporation (b)	39,500	2,293,765
Guilford Pharmaceuticals, Inc. (b)	339,700	1,681,515
InterMune, Inc. (b)	76,000	1,007,760
Northfield Laboratories, Inc. (b)	79,500	1,792,725
Protein Design Labs, Inc. (b)	62,600	1,293,316

		11,725,453
Medical - Drug/Diversified 1.1%
Bone Care International, Inc. (b) (d)	77,000	2,144,450
Medical - Ethical Drugs 0.9%
Inspire Pharmaceuticals, Inc. (b) (d)	101,590	1,703,664
Medical - Hospitals 0.7%
Community Health Systems, Inc. (b)	49,390	1,376,993
Medical - Products 1.8%
American Medical Systems Holdings, Inc. (b) (d)	63,800	2,667,478
EPIX Pharmaceuticals, Inc. (b)	48,400	866,844

		3,534,322
Medical - Systems/Equipment 2.2%
Fisher Scientific International, Inc. (b)	46,000	2,869,480
Varian Medical Systems, Inc. (b)	31,700	1,370,708

		4,240,188
Medical/Dental - Services 1.1%
LabOne, Inc. (b)	63,700	2,040,948
Medical/Dental - Supplies 1.0%
Dentsply International, Inc.	34,330	1,929,346
Metal Ores - Miscellaneous 1.6%
Phelps Dodge Corporation	30,800	3,046,736

41

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Mining - Gems 1.9%
Pan American Silver Corporation (b)	224,000	$3,579,520
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	26,500	1,133,405
Oil & Gas - Drilling 2.5%
ENSCO International, Inc.	52,400	1,663,176
Noble Corporation (b)	63,800	3,173,412

		4,836,588
Oil & Gas - Machinery/Equipment 1.1%
Input/Output, Inc. (b)	244,900	2,164,916
Oil & Gas - Production/Pipeline 1.1%
The Williams Companies, Inc.	129,600	2,111,184
Oil & Gas - United States Exploration & Production 2.7%
Chesapeake Energy Corporation (d)	171,900	2,836,350
Edge Petroleum Corporation (b)	63,600	927,288
Noble Energy, Inc.	22,500	1,387,350

		5,150,988
Paper & Paper Products 1.0%
Smurfit-Stone Container Corporation (b)	106,200	1,983,816
Real Estate Operations 1.4%
The St. Joe Company	40,500	2,600,100
Retail - Clothing/Shoes 2.0%
Abercrombie & Fitch Company Class A	82,500	3,873,375
Retail - Home Furnishings 0.6%
Williams-Sonoma, Inc. (b)	30,500	1,068,720
Retail - Miscellaneous 2.0%
Michaels Stores, Inc.	67,700	2,028,969
PETsMART, Inc.	51,039	1,813,416

		3,842,385
Telecommunications - Equipment 0.5%
Symmetricom, Inc. (b)	94,659	919,139
Telecommunications - Wireless Equipment 1.2%
Carrier Access Corporation (b)	92,900	992,172
Novatel Wireless, Inc. (b) (d)	68,100	1,319,778

		2,311,950
Telecommunications - Wireless Services 5.2%
Crown Castle International Corporation (b)	157,740	2,624,794
NII Holdings, Inc. Class B (b) (d)	94,202	4,469,885
Nextel Partners, Inc. Class A (b) (d)	150,000	2,931,000

		10,025,679
Transportation - Services 2.0%
Expeditors International of Washington, Inc.	67,200	3,755,136
Trucks & Parts - Heavy Duty 1.8%
Cummins, Inc.	23,300	1,952,307
Oshkosh Truck Corporation	20,300	1,388,114

		3,340,421

Total Common Stocks (Cost $146,947,881)		184,171,386

Short-Term Investments (a) 13.6%
Collateral Received for Securities Lending 10.2%
Navigator Prime Portfolio	19,404,609	$19,404,609
Repurchase Agreements (c) 3.4%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $4,500,806); Collateralized by: United States Government & Agency Issues	$4,500,000	4,500,000
State Street Bank (Dated 12/31/04), 0.85% Due 1/03/05 (Repurchase proceeds $2,039,044); Collateralized by: United States Government & Agency Issues	2,038,900	2,038,900

Total Repurchase Agreements		6,538,900

Total Short-Term Investments (Cost $25,943,509)		25,943,509

Total Investments in Securities (Cost $172,891,390) 109.9%		210,114,895
Other Assets and Liabilities, Net (9.9%)		(18,933,923)

Net Assets 100.0%		$191,180,972

STRONG ENDEAVOR FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.4%
Apparel - Shoes & Related Manufacturing 0.8%
NIKE, Inc. Class B	1,740	$157,801
Banks - Money Center 1.0%
The Bank of New York Company, Inc.	5,880	196,510
Banks - Super Regional 1.5%
Wachovia Corporation	5,420	285,092
Chemicals - Basic 2.2%
The Dow Chemical Company	8,780	434,698
Computer - Data Storage 4.0%
EMC Corporation (b)	51,470	765,359
Computer - Local Networks 0.8%
Juniper Networks, Inc. (b)	5,410	147,098
Computer - Manufacturers 4.3%
Apple Computer, Inc. (b)	1,430	92,092
Dell, Inc. (b)	17,820	750,935

		843,027
Computer Software - Enterprise 2.7%
Oracle Systems Corporation (b)	38,570	529,180
Diversified Operations 5.2%
General Electric Company	20,050	731,825
Honeywell International, Inc.	8,000	283,280

		1,015,105
Electronics - Semiconductor Manufacturing 7.0%
Advanced Micro Devices, Inc. (b)	8,710	191,794
Altera Corporation (b)	12,230	253,161

42

STRONG ENDEAVOR FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Marvell Technology Group, Ltd. (b)	11,260	$399,392
Texas Instruments, Inc.	21,040	518,005

		1,362,352
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	4,830	221,310
Food - Confectionery 1.0%
William Wrigley Jr. Company	2,750	190,272
Household - Consumer Electronics 1.4%
Harman International Industries, Inc.	2,170	275,590
Insurance - Property/Casualty/Title 1.8%
The Allstate Corporation	6,600	341,352
Internet - Content 5.3%
Yahoo! Inc. (b)	27,170	1,023,766
Internet - E*Commerce 2.1%
eBay, Inc. (b)	3,570	415,120
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	1,330	63,840
Leisure - Services 0.5%
Royal Caribbean Cruises, Ltd.	1,880	102,347
Leisure - Toys/Games/Hobby 2.3%
Marvel Enterprises, Inc. (b)	21,570	441,754
Media - Cable TV 1.8%
EchoStar Communications Corporation Class A	10,610	352,676
Medical - Biomedical/Biotechnology 2.6%
Genzyme Corporation (b)	8,760	508,693
Medical - Generic Drugs 2.5%
Teva Pharmaceutical Industries, Ltd. ADR	16,230	484,628
Medical - Health Maintenance Organizations 4.5%
WellPoint, Inc. (b)	7,630	877,450
Medical - Products 7.2%
Alcon, Inc.	5,880	473,928
Boston Scientific Corporation (b)	11,560	410,958
Medtronic, Inc.	10,110	502,164

		1,387,050
Medical - Systems/Equipment 1.6%
Fisher Scientific International, Inc. (b)	4,900	305,662
Metal Ores - Gold/Silver 1.6%
Placer Dome, Inc.	16,670	314,396
Metal Ores - Miscellaneous 2.9%
Phelps Dodge Corporation	5,720	565,822
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	2,870	122,750
Oil & Gas - Drilling 1.3%
Transocean, Inc. (b)	5,930	251,373
Oil & Gas - Field Services 2.7%
Halliburton Company	13,140	$515,614
Oil & Gas - Production/Pipeline 2.3%
The Williams Companies, Inc.	26,790	436,409
Oil & Gas - United States Exploration & Production 1.3%
Noble Energy, Inc.	4,140	255,272
Paper & Paper Products 1.3%
Smurfit-Stone Container Corporation (b)	13,110	244,895
Real Estate Operations 0.6%
The St. Joe Company	1,750	112,350
Retail - Drug Stores 1.5%
CVS Corporation	6,530	294,307
Retail - Major Discount Chains 2.1%
Target Corporation	7,965	413,622
Retail/Wholesale - Office Supplies 2.6%
Staples, Inc.	14,700	495,537
Telecommunications - Equipment 1.4%
Lucent Technologies, Inc. (b)	70,830	266,321
Telecommunications - Services 4.7%
Sprint Corporation	36,900	916,965
Telecommunications - Wireless Equipment 5.5%
Motorola, Inc.	25,410	437,052
QUALCOMM, Inc.	9,190	389,656
Research in Motion, Ltd. (b)	2,850	234,897

		1,061,605
Telecommunications - Wireless Services 0.8%
NII Holdings, Inc. Class B (b)	3,310	157,059
Transportation - Airline 1.7%
Southwest Airlines Company	20,700	336,996

Total Common Stocks (Cost $16,533,210)		19,489,025

Short-Term Investments (a) 3.2%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $500,090); Collateralized by: United States Government & Agency Issues	$500,000	500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $127,609); Collateralized by: United States Government & Agency Issues	127,600	127,600

Total Short-Term Investments (Cost $627,600)		627,600

Total Investments in Securities (Cost $17,160,810) 103.6%		20,116,625
Other Assets and Liabilities, Net (3.6%)		(699,967)

Net Assets 100.0%		$19,416,658

43

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG LARGE CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.1%
Agricultural Operations 0.6%
Monsanto Company	60,000	$3,333,000
Banks - Midwest 0.5%
TCF Financial Corporation	80,000	2,571,200
Chemicals - Specialty 1.0%
Praxair, Inc.	115,000	5,077,250
Commercial Services - Miscellaneous 1.1%
Paychex, Inc.	160,000	5,452,800
Commercial Services - Schools 1.5%
Apollo Group, Inc. Class A (b)	95,000	7,667,450
Computer - Data Storage 1.0%
EMC Corporation (b)	360,000	5,353,200
Computer - IT Services 0.9%
Cognizant Technology Solutions Corporation Class A (b)	115,000	4,867,950
Computer - Local Networks 4.8%
Cisco Systems, Inc. (b)	300,000	5,790,000
Juniper Networks, Inc. (b)	520,000	14,138,800
Polycom, Inc. (b)	210,000	4,897,200

		24,826,000
Computer - Manufacturers 3.1%
Dell, Inc. (b)	385,000	16,223,900
Computer Software - Desktop 1.5%
Microsoft Corporation	300,000	8,013,000
Computer Software - Education/Entertainment 1.4%
Electronic Arts, Inc. (b)	115,000	7,093,200
Computer Software - Enterprise 1.0%
Oracle Systems Corporation (b)	385,000	5,282,200
Computer Software - Security 1.5%
Symantec Corporation (b)	95,000	2,447,200
VeriSign, Inc. (b)	155,000	5,195,600

		7,642,800
Cosmetics - Personal Care 2.8%
The Procter & Gamble Company	265,000	14,596,200
Diversified Operations 3.3%
General Electric Company	340,000	12,410,000
Tyco International, Ltd.	135,000	4,824,900

		17,234,900
Electronics - Miscellaneous Components 0.5%
Rockwell Automation, Inc.	55,000	2,725,250
Electronics - Scientific Measuring 1.1%
Danaher Corporation (d)	95,000	5,453,950
Electronics - Semiconductor Manufacturing 4.1%
Advanced Micro Devices, Inc. (b) (d)	145,000	3,192,900
Altera Corporation (b)	130,000	2,691,000
Analog Devices, Inc.	130,000	$4,799,600
Marvell Technology Group, Ltd. (b)	180,000	6,384,600
Microchip Technology, Inc. (d)	155,000	4,132,300

		21,200,400
Finance - Consumer/Commercial Loans 1.1%
SLM Corporation	110,000	5,872,900
Finance - Investment Brokers 2.3%
The Goldman Sachs Group, Inc.	65,000	6,762,600
Lehman Brothers Holdings, Inc.	60,000	5,248,800

		12,011,400
Finance - Mortgage & Related Services 1.9%
Countrywide Financial Corporation	115,000	4,256,150
FHLMC	75,000	5,527,500

		9,783,650
Financial Services - Miscellaneous 1.6%
American Express Company	145,000	8,173,650
Food - Miscellaneous Preparation 1.6%
PepsiCo, Inc.	160,000	8,352,000
Household - Consumer Electronics 1.0%
Harman International Industries, Inc.	40,000	5,080,000
Insurance - Accident & Health 0.5%
AFLAC, Inc.	65,000	2,589,600
Internet - Content 3.3%
Google, Inc. Class A (b) (d)	30,000	5,793,000
Yahoo! Inc. (b)	305,000	11,492,400

		17,285,400
Internet - E*Commerce 2.5%
eBay, Inc. (b)	110,000	12,790,800
Leisure - Gaming/Equipment 3.8%
International Game Technology	275,000	9,454,500
Station Casinos, Inc.	95,000	5,194,600
Wynn Resorts, Ltd. (b) (d)	75,000	5,019,000

		19,668,100
Leisure - Hotels & Motels 1.4%
Marriott International, Inc. Class A	115,000	7,242,700
Machinery - Farm 0.9%
Deere & Company (d)	60,000	4,464,000
Media - Radio/TV 1.1%
XM Satellite Radio Holdings, Inc. Class A (b)	145,000	5,454,900
Medical - Biomedical/Biotechnology 5.4%
Amgen, Inc. (b)	190,000	12,188,500
Biogen Idec, Inc. (b) (d)	40,000	2,664,400
Genzyme Corporation (b)	75,000	4,355,250
Gilead Sciences, Inc. (b)	250,000	8,747,500

		27,955,650
Medical - Drug/Diversified 2.9%
Abbott Laboratories	60,000	2,799,000
Johnson & Johnson	190,000	12,049,800

		14,848,800
Medical - Ethical Drugs 1.6%
Eyetech Pharmaceuticals, Inc. (b)	72,900	3,316,950
Eli Lilly & Company	90,000	5,107,500

		8,424,450
Medical - Generic Drugs 0.9%
Teva Pharmaceutical Industries, Ltd. ADR	150,000	4,479,000

44

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Health Maintenance Organizations 1.0%
Aetna, Inc.	40,000	$4,990,000
Medical - Hospitals 0.5%
HCA, Inc. (d)	65,000	2,597,400
Medical - Products 5.4%
Biomet, Inc.	145,000	6,291,550
Guidant Corporation	50,000	3,605,000
St. Jude Medical, Inc. (b) (d)	240,000	10,063,200
Zimmer Holdings, Inc. (b) (d)	100,000	8,012,000

		27,971,750
Medical/Dental - Supplies 1.1%
Kinetic Concepts, Inc. (b)	75,000	5,722,500
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	85,000	2,670,700
Oil & Gas - Drilling 0.6%
Noble Corporation (b) (d)	60,000	2,984,400
Oil & Gas - Field Services 0.5%
BJ Services Company	60,000	2,792,400
Oil & Gas - International Integrated 1.0%
Exxon Mobil Corporation	100,000	5,126,000
Oil & Gas - Machinery/Equipment 1.0%
Smith International, Inc. (b) (d)	100,000	5,441,000
Oil & Gas - United States Exploration & Production 2.7%
Apache Corporation	70,000	3,539,900
Occidental Petroleum Corporation	75,000	4,377,000
Ultra Petroleum Corporation (b)	55,000	2,647,150
XTO Energy, Inc.	100,000	3,538,000

		14,102,050
Retail - Consumer Electronics 0.5%
Best Buy Company, Inc.	45,500	2,703,610
Retail - Department Stores 0.6%
Kohl’s Corporation (b)	60,000	2,950,200
Retail - Discount & Variety 1.8%
Dollar General Corporation (d)	260,000	5,400,200
Dollar Tree Stores, Inc. (b)	145,000	4,158,600

		9,558,800
Retail - Drug Stores 1.2%
Walgreen Company	160,000	6,139,200
Retail - Major Discount Chains 3.1%
Target Corporation	310,000	16,098,300
Retail - Miscellaneous 1.3%
Cabela’s, Inc. (b)	80,000	1,819,200
PETCO Animal Supplies, Inc. (b)	120,000	4,737,600

		6,556,800
Retail - Restaurants 0.8%
Starbucks Corporation (b)	65,000	4,053,400
Retail - Super/Mini Markets 1.0%
Whole Foods Marketing, Inc.	55,000	5,244,250
Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.	240,000	$10,257,600
Lowe’s Companies, Inc.	90,000	5,183,100

		15,440,700
Retail/Wholesale - Office Supplies 1.1%
Staples, Inc.	175,000	5,899,250
Telecommunications - Fiber Optics 0.9%
Corning, Inc. (b)	375,000	4,413,750
Telecommunications - Wireless Equipment 4.0%
Motorola, Inc.	315,000	5,418,000
QUALCOMM, Inc.	250,000	10,600,000
Research in Motion, Ltd. (b) (d)	60,000	4,945,200

		20,963,200

Total Common Stocks (Cost $406,996,297)		513,511,310

Short-Term Investments (a) 3.9%
Collateral Received for Securities Lending 2.8%
Navigator Prime Portfolio	14,854,959	14,854,959
Repurchase Agreements (c) 1.1%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $1,500,269); Collateralized by: United States Government & Agency Issues	$1,500,000	1,500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $4,030,986); Collateralized by: United States Government & Agency Issues	4,030,700	4,030,700

Total Repurchase Agreements		5,530,700

Total Short-Term Investments (Cost $20,385,659)		20,385,659

Total Investments in Securities (Cost $427,381,956) 103.0%		533,896,969
Other Assets and Liabilities, Net (3.0%)		(15,466,295)

Net Assets 100.0%		$518,430,674

STRONG U.S. EMERGING GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 101.8%
Chemicals - Specialty 1.0%
Symyx Technologies, Inc. (b)	21,835	$656,797
Commercial Services - Consulting 1.1%
Navigant Consulting, Inc. (b)	26,825	713,545
Commercial Services - Market Research 4.0%
Corporate Executive Board Company	17,445	1,167,768
CoStar Group, Inc. (b)	30,265	1,397,638

		2,565,406
Commercial Services - Schools 2.2%
Bright Horizons Family Solutions, Inc. (b)	11,390	737,616
Laureate Education, Inc. (b)	15,380	678,104

		1,415,720

45

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - IT Services 2.8%
Cognizant Technology Solutions Corporation Class A (b)	43,330	$1,834,159
Computer - Peripheral Equipment 2.1%
Synaptics, Inc. (b)	44,125	1,349,342
Computer Software - Desktop 1.3%
Sonic Solutions (b)	37,290	836,788
Electronics - Miscellaneous Components 1.4%
Sigmatel, Inc. (b)	24,720	878,302
Electronics - Semiconductor Manufacturing 4.9%
Cree, Inc. (b)	18,580	744,686
FormFactor, Inc. (b)	39,325	1,067,280
Tessera Technologies, Inc. (b)	35,815	1,332,676

		3,144,642
Energy - Other 1.2%
Massey Energy Company	21,225	741,814
Financial Services - Miscellaneous 4.5%
Investors Financial Services Corporation	42,970	2,147,641
iPayment, Inc. (b)	14,825	734,134

		2,881,775
Insurance - Property/Casualty/Title 1.0%
ProAssurance Corporation (b)	16,905	661,155
Internet - Content 2.4%
Ask Jeeves, Inc. (b)	21,955	587,296
InfoSpace, Inc. (b)	20,580	978,579

		1,565,875
Internet - E*Commerce 2.7%
Getty Images, Inc. (b)	25,010	1,721,938
Internet - Network Security/Solutions 3.2%
Equinix, Inc. (b)	29,525	1,261,898
F5 Networks, Inc. (b)	15,825	770,994

		2,032,892
Leisure - Gaming/Equipment 2.9%
Shuffle Master, Inc. (b)	39,390	1,855,269
Leisure - Hotels & Motels 1.1%
Las Vegas Sands Corporation (b)	15,070	723,360
Leisure - Products 1.0%
Celebrate Express, Inc. (b)	34,429	654,151
Machinery - Construction/Mining 13.5%
A.S.V., Inc. (b)	31,090	1,489,211
Bucyrus International, Inc. Class A	39,430	1,602,435
JLG Industries, Inc.	106,155	2,083,823
Joy Global, Inc.	42,140	1,830,140
Terex Corporation (b)	34,590	1,648,214

		8,653,823
Medical - Biomedical/Biotechnology 0.7%
Immunicon Corporation (b)	68,200	476,036
Medical - Drug/Diversified 1.0%
MGI Pharma, Inc. (b)	22,780	638,068
Medical - Ethical Drugs 2.2%
Salix Pharmaceuticals, Ltd. (b)	79,592	$1,400,023
Medical - Health Maintenance Organizations 1.7%
Centene Corporation (b)	38,770	1,099,129
Medical - Products 1.9%
Kyphon, Inc. (b)	47,560	1,225,146
Medical - Systems/Equipment 3.9%
Foxhollow Technologies, Inc. (b)	55,240	1,358,352
Ventana Medical Systems, Inc. (b)	18,195	1,164,298

		2,522,650
Medical/Dental - Services 1.7%
American Healthways, Inc. (b)	33,431	1,104,560
Oil & Gas - Field Services 1.1%
Oceaneering International, Inc. (b)	18,430	687,808
Oil & Gas - Machinery/Equipment 1.5%
CARBO Ceramics, Inc.	14,370	991,530
Oil & Gas - United States Exploration & Production 6.5%
\KCS Energy, Inc. (b)	51,200	756,736
Quicksilver Resources, Inc. (b)	37,540	1,380,721
Range Resources Corporation	41,535	849,806
Ultra Petroleum Corporation (b)	24,525	1,180,388

		4,167,651
Retail - Clothing/Shoes 2.4%
Chicos FAS, Inc. (b)	16,829	766,224
Urban Outfitters, Inc. (b)	17,990	798,756

		1,564,980
Retail - Restaurants 5.7%
The Cheesecake Factory, Inc. (b)	40,980	1,330,621
P.F. Chang’s China Bistro, Inc. (b)	29,845	1,681,766
Peets Coffee & Tea, Inc. (b)	25,080	663,868

		3,676,255
Telecommunications - Wireless Equipment 3.2%
Trimble Navigation, Ltd. (b)	61,740	2,039,890
Telecommunications - Wireless Services 5.0%
Alamosa Holdings, Inc. (b)	142,100	1,771,987
Nextel Partners, Inc. Class A (b)	73,365	1,433,552

		3,205,539
Transportation - Services 2.2%
C.H. Robinson Worldwide, Inc.	25,255	1,402,158
Transportation - Truck 6.8%
J.B. Hunt Transport Services, Inc.	32,765	1,469,510
Knight Transportation, Inc.	38,705	959,884
Landstar Systems, Inc. (b)	26,675	1,964,347

		4,393,741

Total Common Stocks (Cost $45,508,393)		65,481,917

46

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 0.5%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $306,922); Collateralized by: United States Government & Agency Issues	$306,900	$306,900

Total Short-Term Investments (Cost $306,900)		306,900

Total Investments in Securities (Cost $45,815,293) 102.3%		65,788,817
Other Assets and Liabilities, Net (2.3%)		(1,471,407)

Net Assets 100.0%		$64,317,410

STRONG ENTERPRISE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.7%
Apparel - Clothing Manufacturing 0.8%
Coach, Inc. (b)	38,720	$2,183,808
Auto/Truck - Original Equipment 2.6%
Autoliv, Inc.	73,100	3,530,730
Eaton Corporation	54,040	3,910,334

		7,441,064
Banks - Northeast 1.3%
North Fork Bancorporation, Inc.	127,450	3,676,933
Banks - Super Regional 1.0%
Marshall & Ilsley Corporation (d)	62,000	2,740,400
Beverages - Alcoholic 2.0%
Constellation Brands, Inc. Class A (b) (d)	120,600	5,609,106
Chemicals - Basic 2.1%
Lyondell Petrochemical Company	204,300	5,908,356
Commercial Services - Miscellaneous 1.5%
Cogent, Inc. (b)	43,100	1,422,300
Hewitt Associates, Inc. Class A (b) (d)	89,400	2,861,694

		4,283,994
Computer - Local Networks 1.0%
Juniper Networks, Inc. (b)	100,990	2,745,918
Computer - Peripheral Equipment 1.2%
Synaptics, Inc. (b) (d)	111,000	3,394,380
Computer Software - Desktop 1.6%
Macromedia, Inc. (b)	140,421	4,369,902
Computer Software - Enterprise 2.8%
Cognos, Inc. (b) (d)	60,900	2,683,254
TIBCO Software, Inc. (b) (d)	384,296	5,126,509

		7,809,763
Computer Software - Medical 1.0%
Cerner Corporation (b) (d)	52,400	2,786,108
Computer Software - Security 3.4%
Check Point Software Technologies, Ltd. (b)	162,815	4,010,133
McAfee, Inc. (b) (d)	100,600	2,910,358
VeriSign, Inc. (b)	79,900	2,678,248

		9,598,739
Electronics - Contract Manufacturing 0.8%
Sanmina-SCI Corporation (b)	249,020	$2,109,199
Electronics - Miscellaneous Components 0.5%
Sigmatel, Inc. (b)	40,400	1,435,412
Electronics - Semiconductor Manufacturing 7.5%
Advanced Micro Devices, Inc. (b)	194,100	4,274,082
Altera Corporation (b)	120,900	2,502,630
Cree, Inc. (b) (d)	107,900	4,324,632
Marvell Technology Group, Ltd. (b) (d)	149,300	5,295,671
National Semiconductor Corporation	155,500	2,791,225
Tessera Technologies, Inc. (b) (d)	53,100	1,975,851

		21,164,091
Finance - Investment Management 0.6%
T. Rowe Price Group, Inc.	24,800	1,542,560
Household - Consumer Electronics 1.9%
Harman International Industries, Inc.	41,990	5,332,730
Internet - Content 2.4%
Monster Worldwide, Inc. (b)	101,000	3,397,640
SINA Corp (b) (d)	106,100	3,401,566

		6,799,206
Internet - E*Commerce 6.9%
Ameritrade Holding Corporation (b)	271,200	3,856,464
Getty Images, Inc. (b)	66,600	4,585,410
Overstock.com, Inc. (b) (d)	46,300	3,194,700
Priceline.com, Inc. (b) (d)	189,610	4,472,900
ValueClick, Inc. (b) (d)	244,900	3,264,517

		19,373,991
Internet - Network Security/Solutions 1.3%
Equinix, Inc. (b) (d)	87,700	3,748,298
Leisure - Gaming/Equipment 0.7%
Harrah’s Entertainment, Inc. (d)	29,400	1,966,566
Leisure - Hotels & Motels 0.9%
Las Vegas Sands Corporation (b)	18,900	907,200
Marriott International, Inc. Class A	26,100	1,643,778

		2,550,978
Leisure - Services 0.8%
Royal Caribbean Cruises, Ltd.	40,900	2,226,596
Leisure - Toys/Games/Hobby 2.5%
Marvel Enterprises, Inc. (b) (d)	340,857	6,980,751
Machinery - Construction/Mining 1.2%
Joy Global, Inc. (d)	78,895	3,426,410
Machinery - General Industrial 1.1%
UNOVA, Inc. (b)	125,600	3,176,424
Media - Radio/TV 0.5%
Westwood One, Inc. (b) (d)	55,700	1,500,001
Medical - Biomedical/Biotechnology 4.1%
Digene Corporation (b)	179,349	4,689,976
Genzyme Corporation (b)	58,955	3,423,517
Protein Design Labs, Inc. (b) (d)	165,300	3,415,098

		11,528,591

47

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ENTERPRISE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Generic Drugs 0.9%
Teva Pharmaceutical Industries, Ltd. ADR (d)	83,600	$2,496,296
Medical - Health Maintenance Organizations 1.9%
WellPoint, Inc. (b)	46,905	5,394,075
Medical - Hospitals 0.7%
Community Health Systems, Inc. (b) (d)	73,550	2,050,574
Medical - Nursing Homes 0.5%
Manor Care, Inc. (d)	38,700	1,371,141
Medical - Products 1.4%
American Medical Systems Holdings, Inc. (b) (d)	95,400	3,988,674
Medical - Systems/Equipment 2.3%
Fisher Scientific International, Inc. (b)	68,970	4,302,349
Varian Medical Systems, Inc. (b)	47,430	2,050,873

		6,353,222
Medical/Dental - Services 1.0%
Quest Diagnostics, Inc.	28,900	2,761,395
Medical/Dental - Supplies 1.0%
Dentsply International, Inc. (d)	51,170	2,875,754
Metal Ores - Gold/Silver 1.6%
Placer Dome, Inc. (d)	241,190	4,548,843
Metal Ores - Miscellaneous 1.5%
Phelps Dodge Corporation	42,000	4,154,640
Mining - Gems 1.1%
Pan American Silver Corporation (b) (d)	187,800	3,001,044
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	39,300	1,680,861
Oil & Gas - Drilling 3.3%
ENSCO International, Inc. (d)	61,690	1,958,041
Pride International, Inc. (b) (d)	90,600	1,860,924
Transocean, Inc. (b)	126,700	5,370,813

		9,189,778
Oil & Gas - Machinery/Equipment 1.1%
Input/Output, Inc. (b)	361,600	3,196,544
Oil & Gas - Production/Pipeline 1.6%
The Williams Companies, Inc.	274,000	4,463,460
Oil & Gas - United States Exploration & Production 1.4%
Chesapeake Energy Corporation (d)	229,910	3,793,515
Paper & Paper Products 1.0%
Smurfit-Stone Container Corporation (b)	156,700	2,927,156
Real Estate Operations 1.4%
The St. Joe Company	61,400	3,941,880
Retail - Clothing/Shoes 2.0%
Abercrombie & Fitch Company Class A	122,700	5,760,765
Retail - Home Furnishings 0.7%
Williams-Sonoma, Inc. (b)	54,200	$1,899,168
Retail - Miscellaneous 2.1%
Michaels Stores, Inc.	102,200	3,062,934
PETsMART, Inc.	77,962	2,769,990

		5,832,924
Retail/Wholesale - Office Supplies 0.7%
Staples, Inc.	62,300	2,100,133
Telecommunications - Wireless Equipment 1.4%
Novatel Wireless, Inc. (b) (d)	100,913	1,955,694
Research in Motion, Ltd. (b)	23,940	1,973,135

		3,928,829
Telecommunications - Wireless Services 5.1%
Crown Castle International Corporation (b)	233,200	3,880,448
NII Holdings, Inc. Class B (b) (d)	120,280	5,707,286
Nextel Partners, Inc. Class A (b) (d)	242,060	4,729,852

		14,317,586
Transportation - Airline 0.8%
Southwest Airlines Company	143,100	2,329,668
Transportation - Services 2.2%
Expeditors International of Washington, Inc.	112,700	6,297,676
Trucks & Parts - Heavy Duty 2.4%
Cummins, Inc. (d)	56,400	4,725,756
Oshkosh Truck Corporation	30,100	2,058,238

		6,783,994

Total Common Stocks (Cost $224,314,273)		274,849,870

Short-Term Investments (a) 14.5%
Collateral Received for Securities Lending 11.4%
Navigator Prime Portfolio	32,019,561	32,019,561
Repurchase Agreements (c) 3.1%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $6,801,218); Collateralized by: United States Government & Agency Issues	$6,800,000	6,800,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $2,027,544); Collateralized by: United States Government & Agency Issues	2,027,400	2,027,400

Total Repurchase Agreements		8,827,400

Total Short-Term Investments (Cost $40,846,961)		40,846,961

Total Investments in Securities (Cost $265,161,234) 112.2%		315,696,831
Other Assets and Liabilities, Net (12.2%)		(34,330,942)

Net Assets 100.0%		$281,365,889

48

STRONG GROWTH 20 FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.4%
Apparel - Clothing Manufacturing 4.7%
Coach, Inc. (b)	125,000	$7,050,000
Computer - Data Storage 2.9%
EMC Corporation (b)	290,000	4,312,300
Computer - Manufacturers 1.3%
Apple Computer, Inc. (b)	30,000	1,932,000
Diversified Operations 3.0%
General Electric Company	125,000	4,562,500
Electronics - Scientific Measuring 3.5%
Danaher Corporation	90,000	5,166,900
Electronics - Semiconductor Manufacturing 6.2%
Marvell Technology Group, Ltd. (b)	260,000	9,222,200
Finance - Investment Brokers 1.4%
The Goldman Sachs Group, Inc.	20,000	2,080,800
Finance - Mortgage & Related Services 7.6%
Doral Financial Corporation	230,000	11,327,500
Financial Services - Miscellaneous 4.4%
Alliance Data Systems Corporation (b)	90,000	4,273,200
Jackson Hewitt Tax Service, Inc.	90,000	2,272,500

		6,545,700
Household - Consumer Electronics 3.0%
Harman International Industries, Inc.	35,000	4,445,000
Internet - Content 12.2%
Google, Inc. Class A (b)	30,000	5,793,000
InfoSpace, Inc. (b)	70,000	3,328,500
Yahoo! Inc. (b)	240,000	9,043,200

		18,164,700
Internet - E*Commerce 5.8%
eBay, Inc. (b)	75,000	8,721,000
Internet - Network Security/Solutions 2.4%
Digital River, Inc. (b)	85,000	3,536,850
Leisure - Gaming/Equipment 4.6%
Station Casinos, Inc.	125,000	6,835,000
Leisure - Hotels & Motels 2.3%
Marriott International, Inc. Class A	55,000	3,463,900
Medical - Drug/Diversified 1.1%
Johnson & Johnson	25,000	1,585,500
Medical - Health Maintenance Organizations 5.9%
Aetna, Inc.	70,000	8,732,500
Oil & Gas - Field Services 3.6%
BJ Services Company	115,000	5,352,100
Oil & Gas - United States Exploration & Production 9.5%
InterOil Corporation (b)	55,000	$2,081,200
Ultra Petroleum Corporation (b)	250,000	12,032,500

		14,113,700
Retail - Major Discount Chains 1.0%
Target Corporation	30,000	1,557,900
Retail - Restaurants 3.8%
Starbucks Corporation (b)	90,000	5,612,400
Telecommunications - Equipment 2.4%
Dycom Industries, Inc. (b)	120,000	3,662,400
Telecommunications - Wireless Equipment 3.8%
QUALCOMM, Inc.	75,000	3,180,000
Research in Motion, Ltd. (b)	30,000	2,472,600

		5,652,600
Transportation - Air Freight 4.0%
FedEx Corporation	60,000	5,909,400

Total Common Stocks (Cost $109,368,077)		149,544,850

Short-Term Investments (a) 0.3%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $357,025); Collateralized by: United States Government & Agency Issues	$357,000	357,000

Total Short-Term Investments (Cost $357,000)		357,000

Total Investments in Securities (Cost $109,725,077) 100.7%		149,901,850
Other Assets and Liabilities, Net (0.7%)		(970,400)

Net Assets 100.0%		$148,931,450

STRONG GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.3%
Agricultural Operations 0.1%
Monsanto Company	25,000	$1,388,750
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	170,000	12,301,200
Banks - Midwest 0.2%
TCF Financial Corporation	115,000	3,696,100
Beverages - Soft Drinks 0.5%
Cott Corporation (b)	335,000	8,284,550
Chemicals - Specialty 0.7%
Praxair, Inc.	255,000	11,258,250
Commercial Services - Market Research 0.4%
Corporate Executive Board Company	82,300	5,509,162

49

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Miscellaneous 1.8%
Cogent, Inc. (b)	185,000	$6,105,000
Paychex, Inc.	625,000	21,300,000

		27,405,000
Commercial Services - Schools 1.5%
Apollo Group, Inc. Class A (b)	275,001	22,195,331
Computer - Data Storage 1.1%
EMC Corporation (b)	550,000	8,178,500
Xyratex, Ltd. (b)	481,600	7,936,768

		16,115,268
Computer - IT Services 2.9%
Accenture, Ltd. Class A (b)	100,000	2,700,000
Cognizant Technology Solutions Corporation Class A (b)	860,000	36,403,800
Kanbay International, Inc. (b)	75,100	2,350,630
Satyam Computer Services, Ltd. ADR	80,000	1,930,400

		43,384,830
Computer - Local Networks 4.6%
Cisco Systems, Inc. (b)	825,000	15,922,500
Juniper Networks, Inc. (b)	770,000	20,936,300
Polycom, Inc. (b)	1,275,000	29,733,000
QLogic Corporation (b)	75,000	2,754,750

		69,346,550
Computer - Manufacturers 3.0%
Dell, Inc. (b)	1,080,000	45,511,200
Computer Software - Desktop 2.1%
Microsoft Corporation	1,075,000	28,713,250
NAVTEQ Corporation (b)	80,000	3,708,800

		32,422,050
Computer Software - Education/Entertainment 1.3%
Blackboard, Inc. (b)	75,000	1,110,750
Electronic Arts, Inc. (b)	290,000	17,887,200

		18,997,950
Computer Software - Enterprise 2.9%
Cognos, Inc. (b)	410,000	18,064,600
Mercury Interactive Corporation (b)	335,000	15,259,250
TIBCO Software, Inc. (b)	780,000	10,405,200

		43,729,050
Computer Software - Medical 0.3%
Cerner Corporation (b)	90,000	4,785,300
Computer Software - Security 1.4%
Symantec Corporation (b)	55,000	1,416,800
VeriSign, Inc. (b)	575,000	19,274,000

		20,690,800
Cosmetics - Personal Care 1.9%
The Gillette Company	90,000	4,030,200
The Procter & Gamble Company	445,000	24,510,600

		28,540,800
Diversified Operations 2.7%
General Electric Company	775,000	28,287,500
Tyco International, Ltd.	335,000	11,972,900

		40,260,400
Electronics - Contract Manufacturing 0.5%
Flextronics International, Ltd. (b) (d)	550,000	7,601,000
Electronics - Miscellaneous Components 0.7%
Plantronics, Inc.	175,000	7,257,250
Rockwell Automation, Inc.	70,000	3,468,500

		10,725,750
Electronics - Scientific Measuring 0.4%
PerkinElmer, Inc.	280,000	$6,297,200
Electronics - Semiconductor Manufacturing 4.6%
Altera Corporation (b)	355,000	7,348,500
Analog Devices, Inc.	305,000	11,260,600
Marvell Technology Group, Ltd. (b) (d)	275,000	9,754,250
Maxim Integrated Products, Inc.	175,000	7,418,250
Microchip Technology, Inc. (d)	880,000	23,460,800
SiRF Technology Holdings, Inc. (b)	800,000	10,176,000

		69,418,400
Energy - Other 0.4%
CONSOL Energy, Inc.	150,000	6,157,500
Finance - Consumer/Commercial Loans 0.9%
SLM Corporation	250,000	13,347,500
Finance - Investment Brokers 0.6%
Lehman Brothers Holdings, Inc.	105,000	9,185,400
Finance - Mortgage & Related Services 1.1%
Countrywide Financial Corporation	430,000	15,914,300
Finance - Publicly Traded Investment Funds-Equity (Non 40 Act) 1.0%
Pharmaceutical Holders Trust	205,000	14,901,450
Financial Services - Miscellaneous 5.3%
Alliance Data Systems Corporation (b)	575,000	27,301,000
American Express Company	130,000	7,328,100
CheckFree Corporation (b)	150,000	5,712,000
First Marblehead Corporation (b)	626,800	35,257,500
iPayment, Inc. (b)	90,000	4,456,800

		80,055,400
Food - Miscellaneous Preparation 0.9%
PepsiCo, Inc.	265,000	13,833,000
Household - Consumer Electronics 0.4%
Harman International Industries, Inc.	45,000	5,715,000
Insurance - Diversified 0.5%
Prudential Financial, Inc.	145,000	7,969,200
Insurance - Property/Casualty/Title 0.4%
RenaissanceRe Holdings, Ltd.	120,000	6,249,600
Internet - Content 3.9%
FindWhat.com (b)	225,000	3,989,250
Google, Inc. Class A (b) (d)	122,000	23,558,200
Yahoo! Inc. (b)	855,000	32,216,400

		59,763,850
Internet - E*Commerce 3.4%
Arbinet-thexchange, Inc. (b)	250,000	6,212,500
eBay, Inc. (b)	385,000	44,767,800

		50,980,300
Internet - Network Security/Solutions 1.9%
Digital River, Inc. (b)	700,000	29,127,000

50

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Leisure - Gaming/Equipment 1.6%
International Game Technology	225,000	$7,735,500
Station Casinos, Inc.	315,000	17,224,200

		24,959,700
Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A	95,000	5,983,100
Leisure - Services 1.2%
Carnival Corporation	165,000	9,508,950
Royal Caribbean Cruises, Ltd. (d)	170,000	9,254,800

		18,763,750
Machinery - General Industrial 0.4%
Pentair, Inc.	140,000	6,098,400
Media - Radio/TV 0.3%
Univision Communications, Inc. Class A (b)	15,000	439,050
Viacom, Inc. Class B	130,000	4,730,700

		5,169,750
Medical - Biomedical/Biotechnology 3.7%
Amgen, Inc. (b)	325,000	20,848,750
Amylin Pharmaceuticals, Inc. (b)	220,000	5,139,200
Genzyme Corporation (b)	70,000	4,064,900
Gilead Sciences, Inc. (b)	750,000	26,242,500

		56,295,350
Medical - Drug/Diversified 0.7%
Bone Care International, Inc. (b)	170,000	4,734,500
Johnson & Johnson	100,000	6,342,000

		11,076,500
Medical - Ethical Drugs 1.6%
Eli Lilly & Company	225,000	12,768,750
Pfizer, Inc.	400,000	10,756,000

		23,524,750
Medical - Generic Drugs 1.2%
Teva Pharmaceutical Industries, Ltd. ADR	625,000	18,662,500
Medical - Health Maintenance Organizations 2.0%
Aetna, Inc.	80,000	9,980,000
Centene Corporation (b)	120,000	3,402,000
Molina Healthcare, Inc. (b)	355,000	16,464,900

		29,846,900
Medical - Outpatient/Home Care 1.2%
Psychiatric Solutions, Inc. (b)	520,000	19,011,200
Medical - Products 4.4%
Advanced Neuromodulation Systems, Inc. (b)	100,000	3,946,000
INAMED Corporation (b)	385,000	24,351,250
St. Jude Medical, Inc. (b)	700,000	29,351,000
Zimmer Holdings, Inc. (b)	105,000	8,412,600

		66,060,850
Medical - Systems/Equipment 0.3%
Symmetry Medical, Inc. (b)	218,500	4,599,425
Medical/Dental - Services 1.5%
Covance, Inc. (b)	605,000	23,443,750
Medical/Dental - Supplies 2.3%
Kinetic Concepts, Inc. (b)	455,000	34,716,500
Oil & Gas - Drilling 0.8%
ENSCO International, Inc.	400,000	12,696,000
Oil & Gas - Field Services 0.4%
BJ Services Company	120,000	$5,584,800
Oil & Gas - Machinery/Equipment 2.0%
Baker Hughes, Inc.	75,000	3,200,250
Grant Prideco, Inc. (b)	400,000	8,020,000
Smith International, Inc. (b)	345,000	18,771,450

		29,991,700
Oil & Gas - United States Exploration & Production 1.4%
Bill Barrett Corporation (b)	87,800	2,808,722
XTO Energy, Inc.	500,000	17,690,000

		20,498,722
Retail - Leisure Product 1.7%
Dick’s Sporting Goods, Inc. (b)	600,000	21,090,000
Guitar Center, Inc. (b)	90,000	4,742,100

		25,832,100
Retail - Miscellaneous 5.5%
Michaels Stores, Inc.	325,000	9,740,250
PETCO Animal Supplies, Inc. (b)	1,080,000	42,638,400
PETsMART, Inc.	855,000	30,378,150

		82,756,800
Retail - Restaurants 0.9%
Red Robin Gourmet Burgers, Inc. (b)	140,000	7,485,800
Texas Roadhouse, Inc. Class A (b)	203,908	6,025,481

		13,511,281
Retail - Super/Mini Markets 0.4%
Whole Foods Marketing, Inc.	70,000	6,674,500
Retail/Wholesale - Building Products 3.0%
The Home Depot, Inc.	260,000	11,112,400
Hughes Supply, Inc.	1,065,000	34,452,750

		45,565,150
Telecommunications - Equipment 1.3%
ADTRAN, Inc.	75,000	1,435,500
Dycom Industries, Inc. (b)	255,000	7,782,600
InPhonic, Inc. (b)	375,000	10,305,000

		19,523,100
Telecommunications - Fiber Optics 0.3%
Corning, Inc. (b) (d)	350,000	4,119,500
Telecommunications - Wireless Equipment 0.9%
Motorola, Inc.	310,000	5,332,000
QUALCOMM, Inc.	95,000	4,028,000
Research in Motion, Ltd. (b) (d)	60,000	4,945,200

		14,305,200
Telecommunications - Wireless Services 0.4%
NII Holdings, Inc. Class B (b)	135,000	6,405,750
Transportation - Services 0.4%
Expeditors International of Washington, Inc. (d)	100,000	5,588,000

Total Common Stocks (Cost $1,125,822,959)		1,504,329,419

51

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 2.7%
Collateral Received for Securities Lending 1.0%
Navigator Prime Portfolio	15,172,847	$15,172,847
Repurchase Agreements (c) 1.7%
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $22,504,031); Collateralized by: United States Government & Agency Issues	$22,500,000	22,500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $20,930,208); Collateralized by: United States Government & Agency Issues	2,930,000	2,930,000

Total Repurchase Agreements		25,430,000

Total Short-Term Investments (Cost $40,602,847)		40,602,847

Total Investments in Securities (Cost $1,166,425,806) 102.0%		1,544,932,266
Other Assets and Liabilities, Net (2.0%)		(30,708,744)

Net Assets 100%		$1,514,223,522

STRONG LARGE COMPANY GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.6%
Apparel - Shoes & Related Manufacturing 0.8%
NIKE, Inc. Class B	8,840	$801,700
Banks - Money Center 1.0%
The Bank of New York Company, Inc.	30,350	1,014,297
Banks - Super Regional 1.4%
Wachovia Corporation	27,150	1,428,090
Chemicals - Basic 2.1%
The Dow Chemical Company	45,300	2,242,803
Computer - Data Storage 3.8%
EMC Corporation (b)	265,400	3,946,498
Computer - Local Networks 0.7%
Juniper Networks, Inc. (b)	27,350	743,646
Computer - Manufacturers 3.9%
Apple Computer, Inc. (b)	7,300	470,120
Dell, Inc. (b)	84,390	3,556,195

		4,026,315
Computer Software - Enterprise 2.6%
Oracle Systems Corporation (b)	197,400	2,708,328
Diversified Operations 5.0%
General Electric Company	103,150	3,764,975
Honeywell International, Inc.	40,350	1,428,793

		5,193,768
Electronics - Semiconductor Manufacturing 6.6%
Advanced Micro Devices, Inc. (b)	44,050	969,981
Altera Corporation (b)	62,250	1,288,575
Marvell Technology Group, Ltd. (b)	53,300	$1,890,551
Texas Instruments, Inc.	109,750	2,702,045

		6,851,152
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	24,450	1,120,299
Food - Confectionery 0.9%
William Wrigley Jr. Company	14,050	972,120
Household - Consumer Electronics 1.3%
Harman International Industries, Inc.	10,900	1,384,300
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation	33,950	1,755,894
Internet - Content 4.9%
Yahoo! Inc. (b)	134,600	5,071,728
Internet - E*Commerce 2.0%
eBay, Inc. (b)	18,300	2,127,924
Leisure - Hotels & Motels 0.3%
Las Vegas Sands Corporation (b)	7,000	336,000
Leisure - Services 0.5%
Royal Caribbean Cruises, Ltd.	9,850	536,234
Leisure - Toys/Games/Hobby 2.2%
Marvel Enterprises, Inc. (b)	113,900	2,332,672
Media - Cable TV 1.8%
EchoStar Communications Corporation Class A	56,050	1,863,102
Medical - Biomedical/Biotechnology 2.5%
Genzyme Corporation (b)	45,150	2,621,860
Medical - Generic Drugs 2.4%
Teva Pharmaceutical Industries, Ltd. ADR	82,650	2,467,929
Medical - Health Maintenance Organizations 4.0%
WellPoint, Inc. (b)	36,150	4,157,250
Medical - Products 6.8%
Alcon, Inc.	30,360	2,447,016
Boston Scientific Corporation (b)	58,850	2,092,117
Medtronic, Inc.	51,400	2,553,038

		7,092,171
Medical - Systems/Equipment 1.5%
Fisher Scientific International, Inc. (b)	24,700	1,540,786
Metal Ores - Gold/Silver 1.5%
Placer Dome, Inc.	85,450	1,611,587
Metal Ores - Miscellaneous 2.7%
Phelps Dodge Corporation	28,950	2,863,734
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	14,650	626,581
Oil & Gas - Drilling 1.2%
Transocean, Inc. (b)	29,750	1,261,103

52

STRONG LARGE COMPANY GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Field Services 2.5%
Halliburton Company	66,400	$2,605,536
Oil & Gas - Production/Pipeline 2.1%
The Williams Companies, Inc.	137,650	2,242,319
Oil & Gas - United States Exploration & Production 1.2%
Noble Energy, Inc.	20,950	1,291,777
Paper & Paper Products 1.2%
Smurfit-Stone Container Corporation (b)	67,650	1,263,702
Real Estate Operations 0.5%
The St. Joe Company	8,650	555,330
Retail - Drug Stores 1.4%
CVS Corporation	33,400	1,505,338
Retail - Major Discount Chains 2.0%
Target Corporation	40,550	2,105,762
Retail/Wholesale - Office Supplies 2.4%
Staples, Inc.	74,450	2,509,709
Telecommunications - Equipment 1.3%
Lucent Technologies, Inc. (b)	357,450	1,344,012
Telecommunications - Services 4.5%
Sprint Corporation	186,800	4,641,980
Telecommunications - Wireless Equipment 5.2%
Motorola, Inc.	129,800	2,232,560
QUALCOMM, Inc.	46,850	1,986,440
Research in Motion, Ltd. (b)	15,050	1,240,421

		5,459,421
Telecommunications - Wireless Services 0.8%
NII Holdings, Inc. Class B (b)	17,150	813,767
Transportation - Airline 1.7%
Southwest Airlines Company	105,600	1,719,168

Total Common Stocks (Cost $85,824,451)		98,757,692

Short-Term Investments (a) 6.3%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $6,543,063); Collateralized by: United States Government & Agency Issues	$6,542,600	6,542,600

Total Short-Term Investments (Cost $6,542,600)		6,542,600

Total Investments in Securities (Cost $92,367,051) 100.9%		105,300,292
Other Assets and Liabilities, Net (0.9%)		(950,578)

Net Assets 100.0%		$104,349,714

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

53

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Assets:
Investments in Securities, at Value (Cost of $122,567, $172,891 and $17,161, respectively)	$152,109	$210,115	$20,117
Receivable for Securities Sold	—	450	279
Receivable for Fund Shares Sold	28	727	1
Dividends and Interest Receivable	223	18	14
Other Assets	50	25	3

Total Assets	152,410	211,335	20,414

Liabilities:
Payable for Securities Purchased	—	416	—
Payable for Fund Shares Redeemed	1,521	262	978
Payable Upon Return of Securities on Loan	—	19,405	—
Accrued Operating Expenses and Other Liabilities	112	71	19

Total Liabilities	1,633	20,154	997

Net Assets	$150,777	$191,181	$19,417

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$283,907	$145,731	$18,138
Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	(162,671)	8,226	(1,677)
Net Unrealized Appreciation (Depreciation)	29,541	37,224	2,956

Net Assets	$150,777	$191,181	$19,417

Capital Shares Outstanding (Unlimited Number Authorized)	12,033	8,879	1,826

Net Asset Value Per Share – Investor Class	$12.53	$21.53	$10.64

See Notes to Financial Statements.

54

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Assets:
Investments in Securities, at Value (Cost of $427,382 and $45,815, respectively)	$533,897	$65,789
Receivable for Securities Sold	3,900	1,455
Receivable for Fund Shares Sold	207	213
Dividends and Interest Receivable	260	5
Other Assets	35	15

Total Assets	538,299	67,477

Liabilities:
Payable for Securities Purchased	545	—
Payable for Fund Shares Redeemed	4,273	3,118
Payable Upon Return of Securities on Loan	14,855	—
Accrued Operating Expenses and Other Liabilities	195	42

Total Liabilities	19,868	3,160

Net Assets	$518,431	$64,317

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$889,737	$88,152
Undistributed Net Investment Income (Loss)	—	—
Accumulated Net Realized Gain (Loss)	(477,821)	(43,809)
Net Unrealized Appreciation (Depreciation)	106,515	19,974

Net Assets	$518,431	$64,317

Capital Shares Outstanding (Unlimited Number Authorized)	22,792	4,053

Net Asset Value Per Share – Investor Class	$22.75	$15.87

See Notes to Financial Statements.

55

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Enterprise Fund
Assets:
Investments in Securities, at Value (Cost of $265,161)	$315,697
Receivable for Fund Shares Sold	126
Dividends and Interest Receivable	27
Other Assets	163

Total Assets	316,013

Liabilities:
Payable for Securities Purchased	672
Payable for Fund Shares Redeemed	1,737
Payable Upon Return of Securities on Loan	32,020
Accrued Operating Expenses and Other Liabilities	218

Total Liabilities	34,647

Net Assets	$281,366

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$523,906
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(293,076)
Net Unrealized Appreciation (Depreciation)	50,536

Net Assets	$281,366

Investor Class ($ and shares in full)
Net Assets	$260,211,880
Capital Shares Outstanding (Unlimited Number Authorized)	10,428,023

Net Asset Value Per Share	$24.95

Institutional Class ($ and shares in full)
Net Assets	$7,126,043
Capital Shares Outstanding (Unlimited Number Authorized)	281,661

Net Asset Value Per Share	$25.30

Advisor Class ($ and shares in full)
Net Assets	$1,529,366
Capital Shares Outstanding (Unlimited Number Authorized)	61,075

Net Asset Value Per Share	$25.04

Class K ($ and shares in full)
Net Assets	$12,498,600
Capital Shares Outstanding (Unlimited Number Authorized)	492,812

Net Asset Value Per Share	$25.36

See Notes to Financial Statements.

56

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Growth 20 Fund
Assets:
Investments in Securities, at Value (Cost of $109,725)	$149,902
Receivable for Fund Shares Sold	47
Dividends and Interest Receivable	59
Other Assets	11

Total Assets	150,019

Liabilities:
Payable for Fund Shares Redeemed	977
Accrued Operating Expenses and Other Liabilities	111

Total Liabilities	1,088

Net Assets	$148,931

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$464,521
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(355,767)
Net Unrealized Appreciation (Depreciation)	40,177

Net Assets	$148,931

Investor Class ($ and shares in full)
Net Assets	$144,535,143
Capital Shares Outstanding (Unlimited Number Authorized)	9,844,093

Net Asset Value Per Share	$14.68

Advisor Class ($ and shares in full)
Net Assets	$4,396,307
Capital Shares Outstanding (Unlimited Number Authorized)	298,125

Net Asset Value Per Share	$14.75

See Notes to Financial Statements.

57

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands)

Strong Growth Fund
Assets:
Investments in Securities, at Value (Cost of $1,166,426)	$1,544,932
Receivable for Securities Sold	5,686
Receivable for Fund Shares Sold	1,591
Dividends and Interest Receivable	365
Other Assets	108

Total Assets	1,552,682

Liabilities:
Payable for Securities Purchased	9,950
Payable for Fund Shares Redeemed	12,797
Payable Upon Return of Securities on Loan	15,173
Accrued Operating Expenses and Other Liabilities	538

Total Liabilities	38,458

Net Assets	$1,514,224

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,830,258
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(694,540)
Net Unrealized Appreciation (Depreciation)	378,506

Net Assets	$1,514,224

See Notes to Financial Statements.

58

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

Strong Growth Fund
Investor Class
Net Assets	$1,146,002,206
Capital Shares Outstanding (Unlimited Number Authorized)	59,211,933

Net Asset Value Per Share	$19.35

Institutional Class
Net Assets	$294,891,588
Capital Shares Outstanding (Unlimited Number Authorized)	14,754,240

Net Asset Value Per Share	$19.99

Advisor Class
Net Assets	$6,357,036
Capital Shares Outstanding (Unlimited Number Authorized)	330,676

Net Asset Value Per Share	$19.22

Class C
Net Assets	$314,277
Capital Shares Outstanding (Unlimited Number Authorized)	16,539

Net Asset Value Per Share	$19.00

Class K
Net Assets	$66,658,415
Capital Shares Outstanding (Unlimited Number Authorized)	3,387,961

Net Asset Value Per Share	$19.68

See Notes to Financial Statements.

59

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Large Company Growth Fund
Assets:
Investments in Securities, at Value (Cost of $92,367)	$105,300
Receivable for Fund Shares Sold	2,190
Dividends and Interest Receivable	63
Other Assets	12

Total Assets	107,565

Liabilities:
Payable for Securities Purchased	2,967
Payable for Fund Shares Redeemed	215
Accrued Operating Expenses and Other Liabilities	33

Total Liabilities	3,215

Net Assets	$104,350

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$91,817
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(400)
Net Unrealized Appreciation (Depreciation)	12,933

Net Assets	$104,350

Investor Class ($ and shares in full)
Net Assets	$99,454,712
Capital Shares Outstanding (Unlimited Number Authorized)	6,334,310

Net Asset Value Per Share	$15.70

Class K ($ and shares in full)
Net Assets	$4,895,002
Capital Shares Outstanding (Unlimited Number Authorized)	309,347

Net Asset Value Per Share	$15.82

See Notes to Financial Statements.

60

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Income:
Dividends (net of foreign withholding taxes of $2, $2 and $2, respectively)	$2,009	$412	$151
Interest	61	77	6

Total Income	2,070	489	157

Expenses:
Investment Advisory Fees	758	1,282	160
Administrative Fees	455	427	64
Custodian Fees	10	21	7
Shareholder Servicing Costs	965	534	138
Reports to Shareholders	168	99	4
12b-1 Fees	—	—	53
Other	85	102	36

Total Expenses before Expense Waivers and Offsets	2,441	2,465	462
Expense Waivers and Offsets (Note 4)	(54)	(68)	(43)

Expenses, Net	2,387	2,397	419

Net Investment Income (Loss)	(317)	(1,908)	(262)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	28,524	18,988	186
Net Change in Unrealized Appreciation/Depreciation on Investments	(10,314)	7,878	2,183

Net Gain (Loss) on Investments	18,210	26,866	2,369

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,893	$24,958	$2,107

See Notes to Financial Statements.

61

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Income:
Dividends (net of foreign withholding taxes of $9 and $1, respectively)	$4,890	$70
Interest	106	11

Total Income	4,996	81

Expenses:
Investment Advisory Fees	3,065	619
Administrative Fees	1,664	248
Custodian Fees	35	15
Shareholder Servicing Costs	1,594	357
Reports to Shareholders	288	69
Other	243	63

Total Expenses before Expense Waivers and Offsets	6,889	1,371
Expense Waivers and Offsets (Note 4)	(202)	(33)

Expenses, Net	6,687	1,338

Net Investment Income (Loss)	(1,691)	(1,257)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	73,815	18,408
Net Change in Unrealized Appreciation/Depreciation on Investments	(28,242)	(14,290)

Net Gain (Loss) on Investments	45,573	4,118

Net Increase (Decrease) in Net Assets Resulting from Operations	$43,882	$2,861

See Notes to Financial Statements.

62

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Enterprise Fund	Strong Growth 20 Fund	Strong Growth Fund	Strong Large Company Growth Fund
Income:
Dividends (net of foreign withholding taxes of $13, $25, $34 and $5, respectively)	$835	$544	$10,914	$651
Interest	92	59	279	39

Total Income	927	603	11,193	690

Expenses (Note 4):
Investment Advisory Fees	2,076	1,267	11,725	582
Administrative Fees	810	508	3,856	231
Custodian Fees	30	15	107	11
Shareholder Servicing Costs	1,732	1,037	4,537	237
Reports to Shareholders	292	181	1,066	41
12b-1 Fees	4	12	23	187
Other	171	114	643	73

Total Expenses before Expense Waivers and Offsets	5,115	3,134	21,957	1,362
Expense Waivers and Offsets	(153)	(88)	(818)	(256)

Expenses, Net	4,962	3,046	21,139	1,106

Net Investment Income (Loss)	(4,035)	(2,443)	(9,946)	(416)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	38,766	31,815	261,989	9,100
Futures Contracts	—	298	—	1

Net Realized Gain (Loss)	38,766	32,113	261,989	9,101
Net Change in Unrealized Appreciation/Depreciation on Investments	3,910	(10,723)	(70,440)	4,516

Net Gain (Loss) on Investments	42,676	21,390	191,549	13,617

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,641	$18,947	$181,603	$13,201

See Notes to Financial Statements.

63

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(317)	$(1,371)	$(1,908)	$(1,012)
Net Realized Gain (Loss)	28,524	(20,202)	18,989	19,126
Net Change in Unrealized Appreciation/Depreciation	(10,314)	67,883	7,877	30,925

Net Increase (Decrease) in Net Assets Resulting from Operations	17,893	46,310	24,958	49,039
Distributions:
From Net Investment Income	—	—	—	(7)
From Net Realized Gains	—	—	(10,141)	(1,805)

Total Distributions	—	—	(10,141)	(1,812)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(43,426)	(73,292)	9,571	(13,795)

Total Increase (Decrease) in Net Assets	(25,533)	(26,982)	24,388	33,432
Net Assets:
Beginning of Year	176,310	203,292	166,793	133,361

End of Year	$150,777	$176,310	$191,181	$166,793

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(262)	$(50)	$(1,691)	$(3,032)
Net Realized Gain (Loss)	186	521	73,815	36,332
Net Change in Unrealized Appreciation/Depreciation	2,183	801	(28,242)	117,845

Net Increase (Decrease) in Net Assets Resulting from Operations	2,107	1,272	43,882	151,145
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,810	(447)	(169,582)	(95,908)

Total Increase (Decrease) in Net Assets	14,917	825	(125,700)	55,237
Net Assets:
Beginning of Year	4,500	3,675	644,131	588,894

End of Year	$19,417	$4,500	$518,431	$644,131

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

64

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(1,257)	$(1,325)
Net Realized Gain (Loss)	18,408	7,047
Net Change in Unrealized Appreciation/Depreciation	(14,290)	26,088

Net Increase (Decrease) in Net Assets Resulting from Operations	2,861	31,810
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(38,659)	9,891

Total Increase (Decrease) in Net Assets	(35,798)	41,701
Net Assets:
Beginning of Year	100,115	58,414

End of Year	$64,317	$100,115

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Enterprise Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(4,035)	$(3,606)
Net Realized Gain (Loss)	38,766	41,662
Net Change in Unrealized Appreciation/Depreciation	3,910	43,963

Net Increase (Decrease) in Net Assets Resulting from Operations	38,641	82,019
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(44,503)	(24,147)

Total Increase (Decrease) in Net Assets	(5,862)	57,872
Net Assets:
Beginning of Year	287,228	229,356

End of Year	$281,366	$287,228

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

65

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(2,443)	$(3,998)
Net Realized Gain (Loss)	32,113	24,865
Net Change in Unrealized Appreciation/Depreciation	(10,723)	43,224

Net Increase (Decrease) in Net Assets Resulting from Operations	18,947	64,091
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(128,908)	4,591

Total Increase (Decrease) in Net Assets	(109,961)	68,682
Net Assets:
Beginning of Year	258,892	190,210

End of Year	$148,931	$258,892

Undistributed Net Investment Income (Loss)	$—	$—

	Strong Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(9,946)	$(16,286)
Net Realized Gain (Loss)	261,988	145,925
Net Change in Unrealized Appreciation/Depreciation	(70,439)	320,600

Net Increase (Decrease) in Net Assets Resulting from Operations	181,603	450,239
Distributions From Net Investment Income	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(410,294)	(181,638)

Total Increase (Decrease) in Net Assets	(228,691)	268,601
Net Assets:
Beginning of Year	1,742,915	1,474,314

End of Year	$1,514,224	$1,742,915

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

66

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(416)	$(202)
Net Realized Gain (Loss)	9,101	1,276
Net Change in Unrealized Appreciation/Depreciation	4,516	8,628

Net Increase (Decrease) in Net Assets Resulting from Operations	13,201	9,702
Distributions:
From Net Investment Income
Investor Class	—	(14)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,374	40,712

Total Increase (Decrease) in Net Assets	32,575	50,400
Net Assets:
Beginning of Year	71,775	21,375

End of Year	$104,350	$71,775

Undistributed Net Investment Income (Loss)	$—	$—

See Notes to Financial Statements.

67

FINANCIAL HIGHLIGHTS

STRONG BLUE CHIP FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.12	$8.62	$12.36	$16.56	$20.99	$18.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.09)	(0.08)	(0.06)	(0.01)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.44	2.59	(3.66)	(4.14)	(3.42)	2.98

Total from Investment Operations	1.41	2.50	(3.74)	(4.20)	(3.43)	2.89

Less Distributions:
From Net Realized Gains	—	—	—	—	(1.00)	—

Total Distributions	—	—	—	—	(1.00)	—

Net Asset Value, End of Period	$12.53	$11.12	$8.62	$12.36	$16.56	$20.99

Ratios and Supplemental Data
Total Return(c)	+12.68%	+29.00%	–30.26%	–25.36%	–16.43%	+15.97%
Net Assets, End of Period (In Millions)	$151	$176	$203	$339	$499	$616
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%	1.7%	1.6%	1.4%	1.1%*	1.1%
Ratio of Expenses to Average Net Assets	1.6%	1.7%	1.6%	1.4%	1.1%*	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%	(0.8)%	(0.7)%	(0.4)%	(0.2)%*	(0.5)%
Portfolio Turnover Rate	201.8%	268.5%	214.0%	203.9%	21.2%	67.9%

STRONG DISCOVERY FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.73	$14.42		$16.84	$16.39	$18.64
Income From Investment Operations:
Net Investment Income (Loss)	(0.21)	(0.12)		(0.06)	(0.08)	0.06
Net Realized and Unrealized Gains (Losses) on Investments	3.22	5.64		(1.91)	0.76	0.51

Total from Investment Operations	3.01	5.52		(1.97)	0.68	0.57
Less Distributions:
From Net Investment Income	—	(0.00	)(d)	—	—	(0.04)
From Net Realized Gains	(1.21)	(0.21)		(0.45)	(0.23)	(2.78)

Total Distributions	(1.21)	(0.21)		(0.45)	(0.23)	(2.82)

Net Asset Value, End of Period	$21.53	$19.73		$14.42	$16.84	$16.39

Ratios and Supplemental Data
Total Return(c)	+15.69%	+38.34%		–12.12%	+4.17%	+3.97%
Net Assets, End of Period (In Millions)	$191	$167		$133	$158	$165
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.5%		1.5%	1.5%	1.5%
Ratio of Expenses to Average Net Assets	1.4%	1.4%		1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%	(0.7)%		(0.4)%	(0.5)%	0.3%
Portfolio Turnover Rate	171.2%	302.2%		420.0%	501.7%	481.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

68

FINANCIAL HIGHLIGHTS (continued)

STRONG ENDEAVOR FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.32	$7.03	$9.94	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)	(0.10)	(0.11)	(0.06	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	1.46	2.39	(2.80)	0.00	(d)

Total from Investment Operations	1.32	2.29	(2.91)	(0.06)
Less Distributions:
From Net Investment Income	—	—	—	—

Total Distributions	—	—	—	—

Net Asset Value, End of Period	$10.64	$9.32	$7.03	$9.94

Ratios and Supplemental Data
Total Return(e)	+14.16%	+32.57%	–29.28%	–0.60%
Net Assets, End of Period (In Millions)	$19	$5	$4	$6
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.2%	2.8%	2.7%	3.1	%*
Ratio of Expenses to Average Net Assets	2.0%	1.9%	1.9%	2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%	(1.1)%	(1.2)%	(1.2	)%*
Portfolio Turnover Rate	215.2%	243.0%	416.8%	391.8%

STRONG LARGE CAP GROWTH FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(f)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$20.94	$16.51	$23.55	$34.77		$45.49	$41.52
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.10)	(0.08)	(0.02)		0.01	(0.16)
Net Realized and Unrealized Gains (Losses) on Investments	1.88	4.53	(6.96)	(11.20)		(4.81)	12.01

Total from Investment Operations	1.81	4.43	(7.04)	(11.22)		(4.80)	11.85
Less Distributions:
From Net Investment Income	—	—	—	(0.00	)(d)	—	—
From Net Realized Gains	—	—	—	—		(5.92)	(7.88)

Total Distributions	—	—	—	(0.00	)(d)	(5.92)	(7.88)

Net Asset Value, End of Period	$22.75	$20.94	$16.51	$23.55		$34.77	$45.49

Ratios and Supplemental Data
Total Return(e)	+8.64%	+26.83%	–29.89%	–32.27%		–10.34%	+28.12%
Net Assets, End of Period (In Millions)	$518	$644	$589	$976		$1,574	$1,769
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.2%	1.3%	1.2%	1.1%		1.0%*	1.0%
Ratio of Expenses to Average Net Assets	1.2%	1.3%	1.2%	1.1%		1.0%*	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.3)%	(0.5)%	(0.4)%	(0.1)%		0.1%*	(0.4)%
Portfolio Turnover Rate	89.0%	253.4%	443.2%	468.7%		68.6%	455.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from April 6, 2001 (inception date) to December 31, 2001.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	In 2000, the Fund changed its fiscal year-end from October to December.

See Notes to Financial Statements.

69

FINANCIAL HIGHLIGHTS (continued)

STRONG U.S. EMERGING GROWTH FUND

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.90		$10.02	$15.17		$19.17	$19.59
Income From Investment Operations:
Net Investment Income (Loss)	(0.31)		(0.20)	(0.24)		(0.23)	(0.19)
Net Realized and Unrealized Gains (Losses) on Investments	1.28		5.08	(4.91)		(3.77)	0.22

Total from Investment Operations	0.97		4.88	(5.15)		(4.00)	0.03
Less Distributions:
From Net Investment Income	—		—	—		—	—
From Net Realized Gains	—		—	—		—	(0.45)

Total Distributions	—		—	—		—	(0.45)

Net Asset Value, End of Period	$15.87		$14.90	$10.02		$15.17	$19.17

Ratios and Supplemental Data
Total Return(b)	+6.51%		+48.70%	–33.95%		–20.87%	+0.29%
Net Assets, End of Period (In Millions)	$64		$100	$58		$86	$112
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.7%		1.8%	1.9%		1.6%	1.4%
Ratio of Expenses to Average Net Assets	1.6%		1.7%	1.9%		1.6%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.6)%	(1.8)%		(1.5)%	(1.2)%
Portfolio Turnover Rate	112.3%		100.3%	171.5%		168.2%	186.8%

STRONG ENTERPRISE FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.78		$15.90	$22.14		$28.37	$41.24
Income From Investment Operations:
Net Investment Income (Loss)	(0.34	)(c)	(0.30)	(0.28	)(c)	(0.31)	(0.28)
Net Realized and Unrealized Gains (Losses) on Investments	3.51		6.18	(5.96)		(5.92)	(12.04)

Total from Investment Operations	3.17		5.88	(6.24)		(6.23)	(12.32)
Less Distributions:
From Net Investment Income	—		—	—		—	—
From Net Realized Gains	—		—	—		—	(0.55)

Total Distributions	—		—	—		—	(0.55)

Net Asset Value, End of Period	$24.95		$21.78	$15.90		$22.14	$28.37

Ratios and Supplemental Data
Total Return(b)	+14.55%		+36.98%	–28.18%		–21.96%	–29.77%
Net Assets, End of Period (In Millions)	$260		$249	$224		$372	$575
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%		2.0%	2.0%		1.8%	1.4%
Ratio of Expenses to Average Net Assets	1.9%		1.8%	2.0%		1.8%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5)%		(1.4)%	(1.5)%		(1.2)%	(0.7)%
Portfolio Turnover Rate(d)	184.5%		261.2%	376.8%		629.8%	473.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

70

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.87		$18.34
Income From Investment Operations:
Net Investment Income (Loss)	(0.11	)(c)	(0.06)
Net Realized and Unrealized Gains (Losses) on Investments	3.54		3.59

Total from Investment Operations	3.43		3.53
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$25.30		$21.87

Ratios and Supplemental Data
Total Return(d)	+15.68%		+19.25%
Net Assets, End of Period (In Millions)	$7		$2
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.9%		1.2	%*
Ratio of Expenses to Average Net Assets	0.8%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%		(0.7	)%*
Portfolio Turnover Rate(e)	184.5%		261.2%

STRONG ENTERPRISE FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.79		$15.86	$22.04		$28.31	$51.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.27	)(c)	(0.23)	(0.24	)(c)	(0.21)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	3.52		6.16	(5.94)		(6.06)	(22.43)

Total from Investment Operations	3.25		5.93	(6.18)		(6.27)	(22.46)
Less Distributions:
From Net Investment Income	—		—	—		—	—
From Net Realized Gains	—		—	—		—	(0.55)

Total Distributions	—		—	—		—	(0.55)

Net Asset Value, End of Period	$25.04		$21.79	$15.86		$22.04	$28.31

Ratios and Supplemental Data
Total Return(d)	+14.92%		+37.39%	–28.04%		–22.15%	–43.68%
Net Assets, End of Period (In Millions)	$2		$2	$1		$1	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.5%	1.8%		2.1%	2.0%*
Ratio of Expenses to Average Net Assets	1.6%		1.5%	1.8%		2.1%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%		(1.1)%	(1.3)%		(1.6)%	(1.2)%*
Portfolio Turnover Rate(e)	184.5%		261.2%	376.8%		629.8%	473.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

71

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — CLASS K

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003	Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.94	$16.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.10)	(0.04	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	3.57		6.14	(0.34)

Total from Investment Operations	3.38		6.04	(0.38)
Less Distributions:
From Net Investment Income	—		—	—

Total Distributions	—		—	—

Net Asset Value, End of Period	$25.36		$21.98	$15.94

Ratios and Supplemental Data
Total Return(d)	+15.38%		+37.89%	–2.33%
Net Assets, End of Period (In Millions)	$12		$34	$4
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%		1.3%	1.3	%*
Ratio of Expenses to Average Net Assets	1.1%		1.2%	1.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%		(0.8)%	(0.6	)%*
Portfolio Turnover Rate(e)	184.5%		261.2%	376.8%

STRONG GROWTH 20 FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.96		$10.19		$14.74	$25.13	$30.63
Income From Investment Operations:
Net Investment Income (Loss)	(0.19	)(c)	(0.17	)(c)	(0.21)	(0.15)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	1.91		2.94		(4.34)	(10.24)	(3.05)

Total from Investment Operations	1.72		2.77		(4.55)	(10.39)	(3.15)
Less Distributions:
From Net Investment Income	—		—		—	—	—
From Net Realized Gains	—		—		—	—	(2.35)

Total Distributions	—		—		—	—	(2.35)

Net Asset Value, End of Period	$14.68		$12.96		$10.19	$14.74	$25.13

Ratios and Supplemental Data
Total Return(d)	+13.27%		+27.18%		–30.87%	–41.35%	–10.33%
Net Assets, End of Period (In Millions)	$145		$253		$184	$361	$766
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%		1.8%		1.9%	1.5%	1.3%
Ratio of Expenses to Average Net Assets	1.8%		1.7%		1.9%	1.5%	1.3%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4)%		(1.5)%		(1.5)%	(0.8)%	(0.4)%
Portfolio Turnover Rate(e)	187.1%		318.1%		460.8%	658.7%	521.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

72

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH 20 FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.99		$10.19		$14.69		$25.06	$36.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.16	)(c)	(0.15	)(c)	(0.15)		(0.12)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	1.92		2.95		(4.35)		(10.25)	(9.18)

Total from Investment Operations	1.76		2.80		(4.50)		(10.37)	(9.20)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		—	(2.35)

Total Distributions	—		—		—		—	(2.35)

Net Asset Value, End of Period	$14.75		$12.99		$10.19		$14.69	$25.06

Ratios and Supplemental Data
Total Return(d)	+13.55%		+27.48%		–30.63%		–41.38%	–25.17%
Net Assets, End of Period (In Millions)	$4		$6		$7		$10	$5
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.6%		1.5%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2)%		(1.3)%		(1.2)%		(0.9)%	(1.0)%*
Portfolio Turnover Rate(e)	187.1%		318.1%		460.8%		658.7%	521.0%

STRONG GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.19		$13.21		$17.68		$27.05	$35.66
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(c)	(0.16	)(c)	(0.18	)(c)	(0.15)	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments	2.29		4.14		(4.29)		(9.15)	(3.21)

Total from Investment Operations	2.16		3.98		(4.47)		(9.30)	(3.38)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$19.35		$17.19		$13.21		$17.68	$27.05

Ratios and Supplemental Data
Total Return(d)	+12.57%		+30.13%		–25.28%		–34.39%	–9.23%
Net Assets, End of Period (In Millions)	$1,146		$1,366		$1,256		$2,022	$3,411
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.5%		1.5%		1.6%		1.4%	1.2%
Ratio of Expenses to Average Net Assets	1.5%		1.5%		1.6%		1.4%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%		(1.1)%		(1.2)%		(0.7)%	(0.6)%
Portfolio Turnover Rate(e)	91.6%		138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

73

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65		$13.48		$17.91		$27.17	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.03	)(c)	(0.07	)(c)	(0.08	)(c)	(0.02)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	2.37		4.24		(4.35)		(9.17)	(11.33)

Total from Investment Operations	2.34		4.17		(4.43)		(9.19)	(11.34)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$19.99		$17.65		$13.48		$17.91	$27.17

Ratios and Supplemental Data
Total Return(d)	+13.26%		+30.93%		–24.73%		–33.84%	–25.72%
Net Assets, End of Period (In Millions)	$295		$311		$195		$73	$18
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.9%		0.9%		0.9%		0.9%	0.8%*
Ratio of Expenses to Average Net Assets	0.9%		0.9%		0.9%		0.9%	0.8%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%		(0.5)%		(0.5)%		(0.3)%	(0.1)%*
Portfolio Turnover Rate(e)	91.6%		138.8%		248.5%		399.8%	366.3%

STRONG GROWTH FUND — ADVISOR CLASS

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.09		$13.14		$17.58		$26.96	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(c)	(0.16	)(c)	(0.17	)(c)	(0.15)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.28		4.11		(4.27)		(9.16)	(11.53)

Total from Investment Operations	2.13		3.95		(4.44)		(9.31)	(11.55)
Less Distributions:
From Net Investment Income	—		—		—		—	—
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$19.22		$17.09		$13.14		$17.58	$26.96

Ratios and Supplemental Data
Total Return(d)	+12.46%		+30.06%		–25.26%		–34.54%	–26.21%
Net Assets, End of Period (In Millions)	$6		$9		$10		$14	$4
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.6%		1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.5%		1.6%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%		(1.1)%		(1.2)%		(1.0)%	(0.9)%*
Portfolio Turnover Rate(e)	91.6%		138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

74

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — CLASS C

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.03		$13.21		$13.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.30	)(c)	(0.32	)(c)	0.00	(c)(d)
Net Realized and Unrealized Gains (Losses) on Investments	2.27		4.14		(0.23)

Total from Investment Operations	1.97		3.82		(0.23)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$19.00		$17.03		$13.21

Ratios and Supplemental Data
Total Return(e)	+11.57%		+28.92%		–1.71%
Net Assets, End of Period (In Millions)	$0	(f)	$1		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	3.4%		4.3%		2.3	%*
Ratio of Expenses to Average Net Assets	2.4%		2.5%		2.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%		(2.0)%		0.0	%*(d)
Portfolio Turnover Rate(g)	91.6%		138.8%		248.5%

STRONG GROWTH FUND — CLASS K

	Year Ended
	Dec. 31, 2004		Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.38		$13.29		$13.53
Income From Investment Operations:
Net Investment Income (Loss)	(0.03	)(c)	(0.08	)(c)	(0.01	)(c)
Net Realized and Unrealized Gains (Losses) on Investments	2.33		4.17		(0.23)

Total from Investment Operations	2.30		4.09		(0.24)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$19.68		$17.38		$13.29

Ratios and Supplemental Data
Total Return(e)	+13.23%		+30.78%		–1.77%
Net Assets, End of Period (In Millions)	$67		$56		$13
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%		1.2%		1.3	%*
Ratio of Expenses to Average Net Assets	1.0%		1.0%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2)%		(0.5)%		(0.7	)%*
Portfolio Turnover Rate(g)	91.6%		138.8%		248.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to December 31, 2002.
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from August 30, 2002 (commencement of class) through December 31, 2002.

See Notes to Financial Statements.

75

FINANCIAL HIGHLIGHTS (continued)

STRONG LARGE COMPANY GROWTH FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002(b)		Sep. 30, 2002(c)	Sep. 30, 2001	Sep. 30, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.36	$10.66	$10.25		$12.17	$19.15	$13.12
Income From Investment Operations:
Net Investment Income	(0.06)	(0.04)	0.00	(d)	0.31	0.32	0.29
Net Realized and Unrealized Gains (Losses) on Investments	2.40 (e)	2.75 (e)	0.45		(1.93)	(5.09)	6.26

Total from Investment Operations	2.34	2.71	0.45		(1.62)	(4.77)	6.55
Less Distributions:
From Net Investment Income	—	(0.01)	(0.04)		(0.27)	(0.32)	(0.27)
From Net Realized Gains	—	—	—		(0.03)	(1.89)	(0.25)

Total Distributions	—	(0.01)	(0.04)		(0.30)	(2.21)	(0.52)

Net Asset Value, End of Period	$15.70	$13.36	$10.66		$10.25	$12.17	$19.15

Ratios and Supplemental Data
Total Return(f)	+17.51%	+25.41%	+4.38%		–13.69%	–26.22%	+50.67%
Net Assets, End of Period (In Millions)	$99	$71	$21		$18	$33	$37
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.8%	1.8%	1.9	%*	1.7%	1.6%	1.6%
Ratio of Expenses to Average Net Assets	1.4%	1.5%	1.3	%*	1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5)%	(0.5)%	0.2	%*	2.3%	2.2%	1.8%
Portfolio Turnover Rate(g)	238.9%	229.0%	71.8%		311.3%	285.3%	180.8%

STRONG LARGE COMPANY GROWTH FUND — CLASS K

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.40	$11.96
Income From Investment Operations:
Net Investment Income	(0.01)	(0.00	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	2.43 (e)	1.44	(i)

Total from Investment Operations	2.42	1.44
Less Distributions:
From Net Investment Income	—	—

Total Distributions	—	—

Net Asset Value, End of Period	$15.82	$13.40

Ratios and Supplemental Data
Total Return(f)	+18.06%	+12.04%
Net Assets, End of Period (In Millions)	$5	$1
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.3%	2.1	%*
Ratio of Expenses to Average Net Assets	0.9%	0.9	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%	(0.0	)%*(d)
Portfolio Turnover Rate(g)	238.9%	229.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2002, the Fund changed its fiscal year-end from September to December.
(c)	Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(d)	Amount calculated is less than $0.005 or 0.05%.
(e)	Includes $0.01 in redemption fees (Note 2Q).
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from June 30, 2003 (commencement of class) through December 31, 2003.
(i)	Includes $0.02 in redemption fees (Note 2Q).

See Notes to Financial Statements.

76

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Growth Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Blue Chip Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Discovery Fund(1) (a series fund of Strong Discovery Fund, Inc.)

•	Strong Endeavor Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Large Cap Growth Fund(1) (a series fund of Strong Large Cap Growth Fund, Inc.)

•	Strong U.S. Emerging Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Enterprise Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth 20 Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Large Company Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1) Diversified Fund.

(2) Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C, and Class K shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, Advisor Class shares and Class C shares are available only through financial professionals, and Class K shares are primarily available through retirement plans.

Effective June 30, 2003 (public launch July 1, 2003), Strong Enterprise Fund issued an additional class of shares: Institutional Class shares.

Effective June 30, 2003 (public launch July 1, 2003), Strong Large Company Growth Fund issued an additional class of shares: Class K shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2004.

77

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, and Strong Large Company Growth Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Strong Blue Chip Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

78

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, and Strong Growth Fund had securities with a market value of $18,976,049, $14,434,935, $31,332,604, and $14,650,246, respectively, on loan and had received $19,404,609, $14,854,959, $32,019,561, and $15,172,847, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $35,763, $13,340, $54,275, and $37,677 for Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, and Strong Growth Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

79

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(Q)	Redemption Fees — Investor Class shares of Strong Large Company Growth Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

(R)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C	Class K
Strong Blue Chip Fund	0.50%		0.30%	*	*	*	*
Strong Discovery Fund	0.75%		0.25%	*	*	*	*
Strong Endeavor Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Large Cap Growth Fund	0.60	%(2)	0.30%	*	*	*	*
Strong U.S. Emerging Growth Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Enterprise Fund	0.75	%(1)	0.30%	0.02%	0.30%	*	0.25%
Strong Growth 20 Fund	0.75	%(1)	0.30%	*	0.30%	*	*
Strong Growth Fund	0.75	%(1)	0.30%	0.02%	0.30%	0.30%	0.25%
Strong Large Company Growth Fund	0.75	%(1)	0.30%	*	*	*	0.25%

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The investment advisory fees are 0.60% for first $35 million assets and 0.55% for assets over $35 million.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Net Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2005, to keep Net Annual Operating Expenses of the Investor Class of Strong Endeavor Fund and Strong Enterprise Fund at no more than 2.00%, Class C of Strong Growth Fund at no more than 2.50%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund and Strong Large Company Growth Fund at no more than 0.99%. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 9), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Funds from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Fund family on April 11, 2005 and be subject to a different expense structure.

Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C, and Class K shares are paid at an annual rate of 0.015%, 0.20%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments,

80

Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

Strong Growth Fund’s Class C shares have a maximum 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended December 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund of $381. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

Through December 31, 2004, Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, managed investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Blue Chip Fund	$74,184	$967,601	$7,240	$6,712
Strong Discovery Fund	41,148	535,571	3,128	6,686
Strong Endeavor Fund	12,050	137,724	908	1,263
Strong Large Cap Growth Fund	123,575	1,596,566	10,442	24,318
Strong U.S. Emerging Growth Fund	24,215	358,444	3,111	3,536
Strong Enterprise Fund	143,490	1,736,854	8,228	11,174
Strong Growth 20 Fund	75,517	1,039,560	6,110	8,660
Strong Growth Fund	349,101	4,544,532	44,783	67,142
Strong Large Company Growth Fund	18,780	238,775	3,602	2,742

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Enterprise Fund
Investor Class	$760,779	$1,692,962	$280,564	$—	$11,050
Institutional Class	784	596	1,424	—	1
Advisor Class	4,813	3,306	463	4,011	62
Class K	44,053	35,266	9,777	—	1,839
Strong Growth 20 Fund
Investor Class	494,111	1,027,394	178,921	—	8,082
Advisor Class	13,817	9,241	1,938	11,514	954
Strong Growth Fund
Investor Class	3,626,197	4,358,988	756,013	—	24,879
Institutional Class	57,419	43,251	258,885	—	26,236
Advisor Class	22,461	15,102	3,227	18,717	51
Class C	1,229	848	4,288	4,091	18
Class K	148,903	119,122	43,793	—	818
Strong Large Company Growth Fund
Investor Class	223,944	231,179	39,580	186,620	4,969
Class K	7,360	5,911	983	—	319

81

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Blue Chip Fund	$(51,889)	$—	$(1,891)	$(129)
Strong Discovery Fund	(56,602)	—	(10,748)	(392)
Strong Endeavor Fund	(42,243)	—	(305)	(39)
Strong Large Cap Growth Fund	(175,356)	—	(25,931)	(532)
Strong U.S. Emerging Growth Fund	(27,521)	—	(4,963)	(161)
Strong Enterprise Fund
Investor Class	(16,076)	—	—	—
Institutional Class	(368)	—	—	—
Advisor Class	(172)	—	—	—
Class K	(26,819)	—	—	—
Fund Level	(81,431)	—	(27,692)	(355)
Strong Growth 20 Fund
Investor Class	(13,702)	—	—	—
Advisor Class	(570)	—	—	—
Fund Level	(46,606)	—	(26,398)	(271)
Strong Growth Fund
Investor Class	(49,280)	—	—	—
Institutional Class	(1,130)	—	—	—
Advisor Class	(713)	—	—	—
Class C	(3,645)	—	—	—
Class K	(196,509)	—	—	—
Fund Level	(455,946)	—	(109,824)	(858)
Strong Large Company Growth Fund
Investor Class	(205,720)	—	—	—
Class K	(9,980)	—	—	—
Fund Level	(23,285)	—	(17,166)	(52)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 9. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 9.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing.

Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong Growth 20 Fund, and Strong Growth Fund had no borrowings under the LOC during the period. Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, and Strong Large Company Growth Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Blue Chip Fund	$299,189,769	$347,213,562
Strong Discovery Fund	288,426,390	296,313,815
Strong Endeavor Fund	55,533,094	42,871,520
Strong Large Cap Growth Fund	488,140,487	661,015,584
Strong U.S. Emerging Growth Fund	92,206,505	130,830,822
Strong Enterprise Fund	509,701,352	557,478,547
Strong Growth 20 Fund	312,633,203	439,563,841
Strong Growth Fund	1,420,926,867	1,822,075,574
Strong Large Company Growth Fund	197,174,273	183,361,574

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

82

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Blue Chip Fund	$122,568,060	$29,737,854	$(197,036)	$29,540,818	$—	$—
Strong Discovery Fund	173,202,098	37,963,244	(1,050,447)	36,912,797	3,928,236	4,608,244
Strong Endeavor Fund	17,243,847	3,021,446	(148,668)	2,872,778	—	—
Strong Large Cap Growth Fund	430,639,167	106,275,818	(3,018,016)	103,257,802	—	—
Strong U.S. Emerging Growth Fund	46,049,708	19,935,159	(196,050)	19,739,109	—	—
Strong Enterprise Fund	265,834,702	51,533,582	(1,671,453)	49,862,129	—	—
Strong Growth 20 Fund	110,452,088	39,667,413	(217,651)	39,449,762	—	—
Strong Growth Fund	1,184,885,094	368,874,377	(8,827,205)	360,047,172	—	—
Strong Large Company Growth Fund	92,868,432	13,193,769	(761,909)	12,431,860	—	100,811

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Blue Chip Fund	$—	$—	$161,656,258	$1,014,186	$—	$—
Strong Discovery Fund	2,277,341	7,863,798	—	—	1,811,805	—
Strong Endeavor Fund	—	—	1,593,990	—	—	—
Strong Large Cap Growth Fund	—	—	474,563,716	—	—	—
Strong U.S. Emerging Growth Fund	—	—	43,574,217	—	—	—
Strong Enterprise Fund	—	—	292,402,241	—	—	—
Strong Growth 20 Fund	—	—	355,039,307	—	—	—
Strong Growth Fund	—	—	676,081,394	—	—	—
Strong Large Company Growth Fund	—	—	—	—	14,224	—

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is 0.0% (unaudited).

Capital loss carryovers utililized during the year ended December 31, 2004 are as follows: Strong Blue Chip Fund $29,046,750, Strong Discovery Fund $0, Strong Endeavor Fund $249,696, Strong Large Cap Growth Fund $49,400,573, Strong U.S. Emerging Growth Fund $18,303,411, Strong Enterprise Fund $36,956,602, Strong Growth 20 Fund $30,639,188, Strong Growth Fund $235,730,148, and Strong Large Company Growth Fund $7,653,439.

83

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

8.	Capital Share Transactions

	Strong Blue Chip Fund		Strong Discovery Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$15,912,520	$38,554,582	$56,324,478	$72,860,267
Proceeds from Reinvestment of Distributions	—	—	9,873,900	1,765,655
Payment for Shares Redeemed	(59,338,232)	(111,846,495)	(56,627,640)	(88,420,497)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(43,425,712)	$(73,291,913)	$9,570,738	$(13,794,575)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,389,346	4,237,712	2,749,369	4,453,708
Issued in Reinvestment of Distributions	—	—	486,928	93,470
Redeemed	(5,218,702)	(11,971,115)	(2,809,343)	(5,340,622)

Net Increase (Decrease) in Shares	(3,829,356)	(7,733,403)	426,954	(793,444)

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$25,656,689	$2,761,167	$23,281,058	$119,300,083
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(12,846,928)	(3,208,236)	(192,863,717)	(215,208,135)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$12,809,761	$(447,069)	$(169,582,659)	$(95,908,052)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	2,651,582	352,819	1,096,912	6,748,415
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(1,308,723)	(392,692)	(9,063,690)	(11,659,100)

Net Increase (Decrease) in Shares	1,342,859	(39,873)	(7,966,778)	(4,910,685)

84

	Strong U.S. Emerging Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$30,644,802	$80,614,500
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(69,304,172)	(70,723,291)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(38,659,370)	$9,891,209

Transactions in Shares of the Fund Were as Follows:
Sold	2,023,780	6,579,270
Issued in Reinvestment of Distributions	—	—
Redeemed	(4,690,716)	(5,686,579)

Net Increase (Decrease) in Shares	(2,666,936)	892,691

	Strong Enterprise Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$58,477,939	$57,913,922
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(82,232,803)	(108,083,036)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,754,864)	(50,169,114)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	5,292,766	2,440,911
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,119,418)	(571,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,173,348	1,869,212

ADVISOR CLASS
Proceeds from Shares Sold	313,237	794,357
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(673,372)	(860,789)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(360,135)	(66,432)

CLASS K
Proceeds from Shares Sold	5,305,094	27,685,600
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(29,866,227)	(3,466,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,561,133)	24,219,452

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(44,502,784)	$(24,146,882)

85

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Enterprise Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
		(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	2,647,620	3,153,308
Issued in Reinvestment of Distributions	—	—
Redeemed	(3,660,631)	(5,809,732)

Net Increase (Decrease) in Shares	(1,013,011)	(2,656,424)

INSTITUTIONAL CLASS
Sold	234,398	124,525
Issued in Reinvestment of Distributions	—	—
Redeemed	(49,394)	(27,868)

Net Increase (Decrease) in Shares	185,004	96,657

ADVISOR CLASS
Sold	13,653	41,765
Issued in Reinvestment of Distributions	—	—
Redeemed	(30,106)	(42,658)

Net Increase (Decrease) in Shares	(16,453)	(893)

CLASS K
Sold	231,322	1,484,422
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,294,725)	(174,720)

Net Increase (Decrease) in Shares	(1,063,403)	1,309,702

86

	Strong Growth 20 Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$16,029,770	$215,730,444
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(143,016,698)	(208,651,373)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(126,986,928)	7,079,071

ADVISOR CLASS
Proceeds from Shares Sold	1,291,825	1,330,952
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(3,213,182)	(3,819,394)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,921,357)	(2,488,442)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(128,908,285)	$4,590,629

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,211,916	20,382,621
Issued in Reinvestment of Distributions	—	—
Redeemed	(10,901,063)	(18,867,469)

Net Increase (Decrease) in Shares	(9,689,147)	1,515,152

ADVISOR CLASS
Sold	99,212	116,482
Issued in Reinvestment of Distributions	—	—
Redeemed	(243,324)	(323,340)

Net Increase (Decrease) in Shares	(144,112)	(206,858)

87

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$95,253,378	$195,543,770
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(452,294,896)	(449,810,001)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(357,041,518)	(254,266,231)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	50,957,625	97,951,922
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(102,489,398)	(53,916,690)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,531,773)	44,035,232

ADVISOR CLASS
Proceeds from Shares Sold	1,130,060	4,568,184
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(4,859,149)	(7,899,492)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,729,089)	(3,331,308)

CLASS C
Proceeds from Shares Sold	7,895	385,777
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(240,608)	(48,846)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(232,713)	336,931

CLASS K
Proceeds from Shares Sold	29,280,184	51,582,602
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(27,039,383)	(19,995,565)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,240,801	31,587,037

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(410,294,292)	$(181,638,339)

88

	Strong Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	5,403,825	13,337,882
Issued in Reinvestment of Distributions	—	—
Redeemed	(25,653,429)	(28,947,288)

Net Increase (Decrease) in Shares	(20,249,604)	(15,609,406)

INSTITUTIONAL CLASS
Sold	2,807,793	6,457,458
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,693,537)	(3,285,692)

Net Increase (Decrease) in Shares	(2,885,744)	3,171,766

ADVISOR CLASS
Sold	64,603	304,356
Issue	—	—
Redeemed	(277,909)	(503,466)

Net Increase (Decrease) in Shares	(213,306)	(199,110)

CLASS C
Sold	459	25,570
Issue	—	—
Redeemed	(13,972)	(2,959)

Net Increase (Decrease) in Shares	(13,513)	22,611

CLASS K
Sold	1,658,492	3,430,845
Issue	—	—
Redeemed	(1,483,358)	(1,204,449)

Net Increase (Decrease) in Shares	175,134	2,226,396

89

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Large Company Growth Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$58,344,944	$71,224,694
Proceeds from Reinvestment of Distributions	—	12,085
Proceeds from Redemption Fees	63,114	30,740
Payment for Shares Redeemed	(42,348,813)	(31,528,112)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,059,245	39,739,407

CLASS K
Proceeds from Shares Sold	3,776,093	1,000,551
Proceeds from Reinvestment of Distributions	—	—
Proceeds from Redemption Fees	2,450	626
Payment for Shares Redeemed	(463,462)	(28,718)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,315,081	972,459

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$19,374,326	$40,711,866

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	4,080,224	5,804,010
Issued in Reinvestment of Distributions	—	1,118
Redeemed	(3,042,496)	(2,514,076)

Net Increase (Decrease) in Shares	1,037,728	3,291,052

CLASS K
Sold	265,582	78,792
Issued in Reinvestment of Distributions	—	—
Redeemed	(32,837)	(2,190)

Net Increase (Decrease) in Shares	232,745	76,602

90

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Strong Growth Funds:

We have audited the accompanying statements of assets and liabilities of Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund and Strong Large Company Growth Fund (all nine collectively constituting Strong Growth Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

92

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Blue Chip Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Blue Chip Fund into the Wells Fargo Advantage Large Company Growth Fund.

For	Against	Abstain
6,811,915.763	211,070.695	132,524.389

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
6,799,803.121	205,433.514	150,274.212

To approve an interim sub-advisory agreement with Peregrine Capital Management, Inc.

For	Against	Abstain
6,780,321.462	220,311.452	154,877.933

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
7,155,510.847	—	—

Results of Special Meeting of Shareholders of Strong Discovery Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Discovery Fund into the Wells Fargo Advantage Discovery Fund.

For	Against	Abstain
4,518,362.083	208,405.514	113,218.806

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
4,491,694.763	223,560.385	124,731.255

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
4,481,099.104	226,992.449	131,894.850

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
4,839,986.403	—	—

Results of Special Meeting of Shareholders of Strong Endeavor Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Endeavor Fund into the Wells Fargo Advantage Capital Growth Fund.

For	Against	Abstain
1,929,267.145	6,444.512	1,395.188

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
1,929,033.500	7,164.851	908.494

93

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
1,929,753.839	6,444.512	908.494

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
1,937,106.845	—	—

Results of Special Meeting of Shareholders of Strong Large Cap Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Large Cap Growth Fund into the Wells Fargo Advantage Large Cap Growth Fund.

For	Against	Abstain
15,846,343.032	490,055.107	264,559.511

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
15,802,770.852	492,068.386	306,118.412

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
15,774,762.555	509,132.408	317,062.687

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
16,600,957.650	—	—

Results of Special Meeting of Shareholders of Strong U.S. Emerging Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong U.S. Emerging Growth Fund into the Wells Fargo Advantage Small Cap Growth Fund.

For	Against	Abstain
2,458,514.508	75,634.110	54,623.712

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,450,436.494	79,084.048	59,251.788

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,446,469.053	81,661.305	60,641.972

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
2,588,772.330	—	—

94

Results of Special Meeting of Shareholders of Strong Enterprise Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Enterprise Fund into the Wells Fargo Advantage Enterprise Fund.

For	Against	Abstain
6,687,917.363	225,948.205	135,768.964

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
6,646,973.052	249,712.226	152,949.254

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
6,631,427.780	254,732.841	163,473.911

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
7,049,634.532	—	—

Results of Special Meeting of Shareholders of Strong Growth 20 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Growth 20 Fund into the Wells Fargo Advantage Growth Fund.

For	Against	Abstain
5,533,701.257	203,769.299	215,176.854

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,494,401.613	216,006.698	242,239.099

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
5,499,220.107	216,035.623	237,391.680

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,952,647.410	—	—

Results of Special Meeting of Shareholders of Strong Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Growth Fund into the Wells Fargo Advantage Growth Fund.

For	Against	Abstain
47,034,675.672	1,185,781.208	744,280.706

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
46,890,361.599	1,221,651.791	852,724.196

95

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited) (continued)	December 31, 2004

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
46,815,360.747	1,260,105.361	889,271.478

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
48,964,737.586	—	—

Results of Special Meeting of Shareholders of Strong Large Company Growth Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Large Company Growth Fund into the Wells Fargo Advantage Capital Growth Fund.

For	Against	Abstain
3,054,662.215	83,443.902	59,998.294

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
3,042,618.212	90,391.353	65,094.846

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
3,043,733.137	86,473.909	67,897.365

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,198,104.411	—	—

96

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

97

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

98

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

99

NOTES

100

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48465 02-05

AGRO/WH2890 12-04

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Index 500

Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Index 500

Fund

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss

January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Index 500 fund

The Strong Index 500 Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index (“S&P 500”). For the 12 months ended December 31, 2004, the Fund returned 10.44%, while the S&P 500 returned 10.87%.

Year in review

Equity markets generally posted gains during the reporting period. As the reporting period opened, unstable economic indicators and lack of job growth spurred concerns surrounding the sustainability of economic recovery, in turn dampening investor confidence. Continued geopolitical concerns also weighed on investor sentiment.

As the reporting period progressed, the economic picture changed. In early April, employment data for March came in stronger than expected. May and June brought upward revisions to labor figures, suggesting that the “jobless recovery” might no longer be jobless. As economic indicators improved, concerns about sluggish economic growth were replaced with worries about inflation. Uncertainty surrounding the upcoming presidential election also appeared to compound investor pessimism, and, by mid-October, the S&P 500 posted a loss for the year. During the last two months of the year, however, markets appeared to shrug off uncertainties to deliver positive returns overall for the year.

During the reporting period, the Federal Reserve Board raised its federal funds interest rate for the first time in four years. The rate increased five times over the course of the reporting period, overall from 1.00% to 2.25%.

The S&P 500

The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 are based on each stock’s relative total market capitalization. The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Morningstar® Style BoxTM *

During the reporting period, the best performing sector in the Index was energy, which benefited from higher oil prices. Utilities and telecommunications services both posted healthy gains, as did industrials and consumer discretionary. Health care was the worst performing sector, although it did manage to finish the reporting period with a slight gain.

Among the Fund’s ten largest holdings as of December 31, 2004, oil giant Exxon Mobil Corporation posted the strongest gains for the reporting period, due in part to higher oil prices. Pharmaceutical company Johnson & Johnson also performed well, as did the Fund’s largest holding General Electric Company. Among financial stocks, Bank of America Corporation gained, while American International Group Incorporated posted a slight decline. Pharmaceutical company Pfizer Incorporated posted the steepest decline among the Fund’s ten largest holdings for the reporting period.

Looking Ahead

Because the Fund is an index Fund, it does not strive to predict market movements or make investment decisions based on forecasts. The primary effort in the year ahead will be to continue to seek to replicate the performance of the S&P 500. The Fund is expected to reorganize into the Wells Fargo Advantage Index Fund on or about April 11, 2005.

At that time, it is anticipated that Laurie R. White and Gregory T. Genung, CFA, of Wells Capital Management Incorporated, will become the Portfolio Co-Managers of the Fund.

We thank you for your investment in the Strong Index 500 Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the management, administration, distribution, transaction or other expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance is no guarantee of future results.

The S&P 500 Stock Fund is organized as a “feeder” fund in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

2

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

3

Strong Index 500 fund

Growth of an Assumed $10,000 Investment†

From 5-1-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

The performance shown in the chart above and the Average Annual Total Returns table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Stock® Index and the Lipper S&P 500 Objective Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of May 1997.
††	The Strong Index 500 Fund tracks the S&P 500 Stock® Index and the Lipper S&P 500 Funds Index figures so closely that its results are not discernible on the graph.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper S&P 500 Index Objective Funds Index is the average of the 30 largest funds in the Lipper S&P 500 Index Objective Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

General Electric Company	3.4%
Exxon Mobil Corporation	2.9%
Microsoft Corporation	2.5%
Citigroup, Inc.	2.2%
Wal-Mart Stores, Inc.	2.0%
Pfizer, Inc.	1.8%
Bank of America Corporation	1.7%
Johnson & Johnson	1.6%
American International Group, Inc.	1.5%
International Business Machines Corporation	1.4%

Top Ten	21.0%

Holdings vary. More complete holdings are available at www.Strong.com.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1,2]
1-year	10.44%
5-year	-2.74%
Since Fund Inception (5-1-97)	6.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance:

[2]	The Fund has a redemption fee of 0.50% against shares that are held 180 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Performance figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund’s “net asset value” is the value of one share of the Fund.

General: S&P 500 Stock® Index does not sponsor the Fund or the Master Portfolio, nor is it affiliated in any way with Barclays Global Fund Advisors, the Master Portfolio’s investment advisor, or the Fund. “Standard & Poor’s 500®,” “S&P,” and “S&P 500” are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by S&P®, and S&P® makes no representations regarding the advisability of investing in the Fund and the Master Portfolio. S&P’s® only relationship to the Master Portfolio and the Fund is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index. The S&P 500® Index is determined, composed, and calculated by S&P® without regard to the Fund or the Master Portfolio.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas	6.7%
Pharmaceuticals	6.3%
Banking	6.2%
Retailers	5.7%
Securities Lending Collateral	5.6%
Communications	5.5%
Computer Software & Processing	5.4%
Computers & Information	5.2%
Insurance	5.2%
Beverages, Food & Tobacco	4.9%

Top Ten	56.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. The Fund attempts to match the performance of the S&P 500 Index, but there is no guarantee that it will be able to do so. Consult the Fund’s prospectus for additional information on this and other risks.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

5

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-1-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Index 500 Fund	Investor	0.45%	$1,000.00	$1,069.70	$2.34	$1,022.87	$2.29

1	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
2	This ratio does not include the effect of directed brokerage credits and/or custody earnings credits, if any.
3	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

6

STRONG INDEX 500 FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

Assets:
Investment in S&P 500 Index Master Portfolio, at Value (Note 1)	$171,327,294
Receivable for Fund Shares Sold	130,109
Other Assets	13,447

Total Assets	171,470,850

Liabilities:
Payable for Fund Shares Redeemed	4,328,475
Due to Administrator	46,645
Accrued Operating Expenses and Other Liabilities	17,370

Total Liabilities	4,392,490

Net Assets	$167,078,360

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$208,617,366
Undistributed Net Investment Income	1,917,945
Accumulated Net Realized Loss	(28,351,027)
Net Unrealized Depreciation on Investments	(15,105,924)

Net Assets	$167,078,360

Capital Shares Outstanding (Unlimited Number Authorized)	11,712,085

Net Asset Value Per Share – Investor Class	$14.27

See Notes to Financial Statements.

7

STRONG INDEX 500 FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

Net Investment Income Allocated from Master Portfolio:
Dividend Income	$3,407,178
Interest Income	76,697
Expenses	(87,151)

Net Investment Income Allocated from Master Portfolio	3,396,724

Expenses:
Administrative Fees	434,645
Custodian Fees	15,867
Shareholder Servicing Fees	580,147
Reports to Shareholders	114,620
Other	91,996

Total Expenses before Expense Waivers and Offsets	1,237,275
Expense Waivers and Offsets (Note 4)	(540,756)

Expenses, Net	696,519

Net Investment Income	2,700,205

Realized and Unrealized Gain (Loss) Allocated from Master Portfolio:
Net Realized Gain on Investments	17,405,830
Net Change in Unrealized Appreciation/Depreciation on Investments	(3,381,161)

Net Gain Allocated from Master Portfolio	14,024,669

Net Increase in Net Assets Resulting from Operations	$16,724,874

See Notes to Financial Statements.

8

STRONG INDEX 500 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income	$2,700,205	$2,417,280
Net Realized Gain	17,405,830	(2,345,952)
Net Change in Unrealized Appreciation/Depreciation	(3,381,161)	45,296,058

Net Increase in Net Assets Resulting from Operations	16,724,874	45,367,386

Distributions From Net Investment Income	(2,647,644)	(2,232,578)

Transactions in Shares of Beneficial Interest:
Proceeds from Shares Sold	35,925,416	101,195,766
Proceeds from Reinvestment of Distributions	2,565,038	2,158,074
Proceeds from Redemption Fees	17,195	19,063
Payment for Shares Redeemed	(71,749,398)	(113,276,139)

Net Decrease in Net Assets from Beneficial Interest Transactions	(33,241,749)	(9,903,236)

Total Increase (Decrease) in Net Assets	(19,164,519)	33,231,572
Net Assets:
Beginning of Year	186,242,879	153,011,307

End of Year	$167,078,360	$186,242,879

Undistributed Net Investment Income	$1,945,506	$1,886,870
Transactions in Shares of the Fund:
Sold	2,687,738	8,903,715
Issued in Reinvestment of Distributions	194,691	164,864
Redeemed	(5,367,637)	(9,641,348)

Net Increase (Decrease) in Shares of the Fund	(2,485,208)	(572,769)

See Notes to Financial Statements.

9

STRONG INDEX 500 FUND

FINANCIAL HIGHLIGHTS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.12	$10.36	$13.52	$15.59	$18.07
Income From Investment Operations:
Net Investment Income	0.24	0.18	0.14	0.12	0.13
Net Realized and Unrealized Gains (Losses) on Investments	1.11	2.74	(3.18)	(2.04)	(1.86)

Total from Investment Operations	1.35	2.92	(3.04)	(1.92)	(1.73)
Less Distributions:
From Net Investment Income	(0.20)	(0.16)	(0.12)	(0.06)	(0.13)
From Net Realized Gains	—	—	—	(0.09)	(0.62)

Total Distributions	(0.20)	(0.16)	(0.12)	(0.15)	(0.75)

Net Asset Value, End of Period	$14.27	$13.12	$10.36	$13.52	$15.59

Ratios and Supplemental Data
Total Return(b)	+10.44%	+28.17%	–22.47%	–12.30%	–9.54%
Net Assets, End of Period (In Millions)	$167	$186	$153	$187	$180
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.76%	0.83%	0.95%	0.87%	0.73%
Ratio of Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.34%	1.17%	0.90%	0.80%
Portfolio Turnover Rate(c)(d)	14%	8%	12%	9%	10%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio.
(d)	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

10

STRONG INDEX 500 FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The Strong Index 500 Fund (the “Fund”) (a series of Strong Equity Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund invests all of its assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”) of Master Investment Portfolio (“MIP”), an open-end management investment company registered under the Investment Company Act of 1940, rather than in a portfolio of securities. The Master Portfolio has substantially the same investment objective as the Fund. Barclays Global Fund Advisors serves as Investment Advisor for the Master Portfolio. The financial statements of the Master Portfolio, including the schedule of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — The value of the Fund’s investment in the Master Portfolio reflects the Fund’s interest of 7.1% in the net assets of the Master Portfolio at December 31, 2004. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to their shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Accounting for Investments — The Fund earns income daily, net of Master Portfolio expenses, based on its investment in the Master Portfolio. All of the net investment income and realized and unrealized gain or loss of the Master Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Master Portfolio at the time of such determination.

(D)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds. Expenses incurred by the Master Portfolio are allocated pro rata to the Fund and are included in Net Investment Income Allocated from Master Portfolio reported in the Fund’s Statement of Operations.

(E)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(F)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(G)	Indemnifications — In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of material loss to be remote under any of these indemnification agreements.

3.	Related Party Transactions

Strong Investor Services, Inc. (the “Administrator”) provides administrative, shareholder recordkeeping, and related services to the Fund. Certain officers are affiliated with the Administrator. Administration fees, which are established by the terms of the administration agreement, are based on an annualized rate of 0.25% of the average daily net assets of the Fund.

11

STRONG INDEX 500 FUND

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

The Fund’s Administrator may voluntarily waive or absorb certain expenses at its discretion. The Administrator has contractually agreed to waive its fees and/or absorb expenses for the Strong Index 500 Fund until May 1, 2005, to keep Net Annual Operating Expenses at no more than 0.45%. Transfer agent and related service fees are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The amount payable to the Administrator at December 31, 2004, shareholder services and transfer agency banking charges paid to the Administrator, and unaffiliated directors’ and independent officers’ fees for the year ended December 31, 2004 were $45,554, $586,240 and $7,360, respectively.

4.	Expense Waivers and Offsets

Expense waivers and offsets during the year ended December 31, 2004 included expenses waivers and absorptions, and earnings credits of $540,750 and $6, respectively.

5.	Income Tax Information

At December 31, 2004, distributable ordinary income and distributable long-term capital gains were $1,918,507 and $0, respectively. The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Index 500 Fund	$2,647,116	$—	$17,025,030	$1,415,328	$2,232,578	$—

For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is 100.0% (unaudited).

For shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.0% (unaudited).

6.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and Strong Investments, Inc., (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance

12

and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

7.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

13

STRONG INDEX 500 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Strong Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Strong Index 500 Fund, a series of Strong Equity Funds, Inc. (hereafter referred to as the “Fund”), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements. The financial highlights of the Fund for the period ended December 31, 2000, were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois February 14, 2005

14

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Index 500 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Index 500 Fund into the Wells Fargo Advantage Index Fund.

For	Against	Abstain
7,252,043.423	243,384.674	106,158.042

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
7,601,586.139	—	—

15

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2004

Security	Shares	Value
Common Stocks 99.01%
Advertising 0.19%
Interpublic Group of Companies Inc.(1)(2)	88,895	$1,191,192
Omnicom Group Inc.(2)	39,270	3,311,246

		4,502,438
Aerospace & Defense 1.74%
Boeing Co. (The)	177,123	9,169,658
General Dynamics Corp.	42,230	4,417,258
Goodrich (B.F.) Co.	25,452	830,753
L-3 Communications Holdings Inc.	24,375	1,785,225
Lockheed Martin Corp.	93,351	5,185,648
Northrop Grumman Corp.	77,635	4,220,239
Raytheon Co.(2)	95,294	3,700,266
Rockwell Collins Inc.	37,142	1,464,880
United Technologies Corp.	107,820	11,143,197

		41,917,124
Agriculture 1.40%
Altria Group Inc.	433,160	26,466,076
Monsanto Co.	55,720	3,095,246
Reynolds American Inc.(2)	31,084	2,443,202
UST Inc.	35,067	1,687,073

		33,691,597
Airlines 0.12%
Delta Air Lines Inc(1)(2)	26,197	195,954
Southwest Airlines Co.	164,243	2,673,876

		2,869,830
Apparel 0.46%
Coach Inc.(1)	39,790	2,244,156
Jones Apparel Group Inc.	25,894	946,944
Liz Claiborne Inc.	22,912	967,116
Nike Inc. Class B	55,348	5,019,510
Reebok International Ltd.(2)	12,457	548,108
VF Corp.	23,356	1,293,455

		11,019,289
Auto Manufacturers 0.58%
Ford Motor Co.	385,864	5,649,049
General Motors Corp.(2)	119,097	4,771,026
Navistar International Corp.(1)	15,078	663,130
PACCAR Inc.	36,607	2,946,131

		14,029,336
Auto Parts & Equipment 0.22%
Cooper Tire & Rubber Co.(2)	15,666	337,602
Dana Corp.	32,185	557,766
Delphi Corp.(2)	117,899	1,063,449
Goodyear Tire & Rubber Co. (The)(1)(2)	37,185	545,132
Johnson Controls Inc.	40,100	2,543,944
Visteon Corp.	27,718	270,805

		5,318,698
Banks 6.51%
AmSouth Bancorp	75,383	1,952,420
Bank of America Corp.	852,448	40,056,532
Bank of New York Co. Inc. (The)	163,837	5,475,433
BB&T Corp.	116,474	4,897,732
Comerica Inc.	36,216	2,209,900
Compass Bancshares Inc.	25,793	1,255,345
Fifth Third Bancorp	124,816	5,901,300
First Horizon National Corp.(2)	26,102	1,125,257
Huntington Bancshares Inc.(2)	48,582	1,203,862
KeyCorp	85,683	2,904,654
M&T Bank Corp.(2)	24,469	2,638,737
Marshall & Ilsley Corp.	47,438	2,096,760
Mellon Financial Corp.	89,244	2,776,381
National City Corp.(2)	142,880	5,365,144
North Fork Bancorp Inc.	99,172	2,861,112
Northern Trust Corp.	46,548	2,261,302
PNC Financial Services Group	59,572	$3,421,816
Regions Financial Corp.	97,967	3,486,646
State Street Corp.(2)	70,274	3,451,859
SunTrust Banks Inc.	78,194	5,776,973
Synovus Financial Corp.	65,730	1,878,563
U.S. Bancorp	393,949	12,338,483
Wachovia Corp.	338,390	17,799,314
Wells Fargo & Co.	357,026	22,189,166
Zions Bancorporation(2)	19,027	1,294,407

		156,619,098
Beverages 2.23%
Anheuser-Busch Companies Inc.	166,665	8,454,915
Brown-Forman Corp. Class B	25,814	1,256,626
Coca-Cola Co. (The)	510,556	21,254,446
Coca-Cola Enterprises Inc.(2)	99,620	2,077,077
Coors (Adolph) Co. Class B(2)	8,030	607,630
Pepsi Bottling Group Inc.(2)	52,607	1,422,493
PepsiCo Inc.	355,452	18,554,594

		53,627,781
Biotechnology 1.17%
Amgen Inc.(1)	268,013	17,193,034
Biogen Idec Inc.(1)(2)	70,332	4,684,815
Chiron Corp.(1)(2)	39,289	1,309,502
Genzyme Corp.(1)	52,233	3,033,170
MedImmune Inc.(1)	52,766	1,430,486
Millipore Corp.(1)	10,656	530,775

		28,181,782
Building Materials 0.27%
American Standard Companies Inc.(1)	45,162	1,866,094
Masco Corp.(2)	94,428	3,449,455
Vulcan Materials Co.	21,527	1,175,589

		6,491,138
Chemicals 1.61%
Air Products & Chemicals Inc.	47,896	2,776,531
Ashland Inc.	14,918	870,913
Dow Chemical Co. (The)	198,937	9,849,371
Du Pont (E.I.) de Nemours and Co.(2)	209,535	10,277,692
Eastman Chemical Co.(2)	16,365	944,751
Ecolab Inc.	54,705	1,921,787
Engelhard Corp.	25,890	794,046
Great Lakes Chemical Corp.(2)	10,732	305,755
Hercules Inc.(1)(2)	23,527	349,376
International Flavors & Fragrances Inc.	19,778	847,290
PPG Industries Inc.	36,211	2,468,142
Praxair Inc.	68,431	3,021,229
Rohm & Haas Co.(2)	47,349	2,094,246
Sherwin-Williams Co. (The)	29,980	1,338,007
Sigma-Aldrich Corp.	14,493	876,247

		38,735,383
Commercial Services 0.89%
Apollo Group Inc. Class A(1)	39,038	3,150,757
Block (H & R) Inc.(2)	34,957	1,712,893
Cendant Corp.	222,011	5,190,617
Convergys Corp.(1)	30,301	454,212
Donnelley (R.R.) & Sons Co.(2)	46,214	1,630,892
Equifax Inc.(2)	28,757	808,072
McKesson Corp.	61,882	1,946,808
Moody’s Corp.(2)	31,161	2,706,333
Paychex Inc.	79,685	2,715,665
Robert Half International Inc.	37,064	1,090,794

		21,407,043
Computers 4.26%
Affiliated Computer Services Inc. Class A(1)(2)	27,278	1,641,863
Apple Computer Inc.(1)	84,787	5,460,283
Computer Sciences Corp.(1)	40,187	2,265,341

16

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Shares	Value
Dell Inc.(1)	524,248	$22,091,811
Electronic Data Systems Corp.(2)	108,252	2,500,621
EMC Corp.(1)	505,449	7,516,027
Gateway Inc.(1)	80,466	483,601
Hewlett-Packard Co.	637,184	13,361,748
International Business Machines Corp.	351,319	34,633,027
Lexmark International Inc.(1)	27,412	2,330,020
NCR Corp.(1)(2)	19,769	1,368,608
Network Appliance Inc.(1)	76,193	2,531,131
Sun Microsystems Inc.(1)	708,949	3,814,146
SunGard Data Systems Inc.(1)	60,800	1,722,464
Unisys Corp.(1)	71,972	732,675

		102,453,366
Cosmetics & Personal Care 2.33%
Alberto-Culver Co.(2)	19,110	928,173
Avon Products Inc.	99,702	3,858,467
Colgate-Palmolive Co.	111,831	5,721,274
Gillette Co. (The)	209,446	9,378,992
Kimberly-Clark Corp.	102,871	6,769,940
Procter & Gamble Co.	535,332	29,486,087

		56,142,933
Distribution & Wholesale 0.12%
Genuine Parts Co.(2)	37,057	1,632,731
Grainger (W.W.) Inc.	19,103	1,272,642

		2,905,373
Diversified Financial Services 8.33%
American Express Co.	264,847	14,929,425
Bear Stearns Companies Inc. (The)	21,923	2,242,942
Capital One Financial Corp.(2)	51,173	4,309,278
CIT Group Inc.	44,620	2,044,488
Citigroup Inc.	1,095,303	52,771,699
Countrywide Financial Corp.	122,378	4,529,210
E*TRADE Financial Corp.(1)	79,293	1,185,430
Federal Home Loan Mortgage Corp.	145,476	10,721,581
Federal National Mortgage Association	204,227	14,543,005
Federated Investors Inc. Class B	23,112	702,605
Franklin Resources Inc.	52,569	3,661,431
Goldman Sachs Group Inc. (The)	102,151	10,627,790
Janus Capital Group Inc.(2)	50,033	841,055
JP Morgan Chase & Co.	751,807	29,327,991
Lehman Brothers Holdings Inc.	56,811	4,969,826
MBNA Corp.	269,507	7,597,402
Merrill Lynch & Co. Inc.	196,513	11,745,582
Morgan Stanley	230,944	12,822,011
Providian Financial Corp.(1)	61,514	1,013,136
Schwab (Charles) Corp. (The)	283,903	3,395,480
SLM Corp.	90,634	4,838,949
T. Rowe Price Group Inc.	26,971	1,677,596

		200,497,912
Electric 2.74%
AES Corp. (The)(1)	137,716	1,882,578
Allegheny Energy Inc.(1)(2)	29,089	573,344
Ameren Corp.	41,356	2,073,590
American Electric Power Co. Inc.	83,382	2,863,338
Calpine Corp.(1)(2)	113,056	445,441
CenterPoint Energy Inc.(2)	64,541	729,313
Cinergy Corp.	38,140	1,587,768
CMS Energy Corp.(1)(2)	39,938	417,352
Consolidated Edison Inc.(2)	51,390	2,248,312
Constellation Energy Group Inc.	37,317	1,631,126
Dominion Resources Inc.	69,886	4,734,078
DTE Energy Co.(2)	36,912	1,592,015
Duke Energy Corp.(2)	201,731	5,109,846
Edison International	69,181	2,215,867
Entergy Corp.	47,112	3,184,300
Exelon Corp.	139,736	$6,158,166
FirstEnergy Corp.	69,497	2,745,826
FPL Group Inc.(2)	39,108	2,923,323
NiSource Inc.(2)	56,856	1,295,180
PG&E Corp.(1)	84,943	2,826,903
Pinnacle West Capital Corp.(2)	19,219	853,516
PPL Corp.	40,138	2,138,553
Progress Energy Inc.(2)	52,462	2,373,381
Public Service Enterprise Group Inc.(2)	50,081	2,592,693
Southern Co. (The)(2)	155,982	5,228,517
TECO Energy Inc.	42,922	658,423
TXU Corp.(2)	50,629	3,268,608
Xcel Energy Inc.	84,946	1,546,017

		65,897,374
Electrical Components & Equipment 0.35%
American Power Conversion Corp.	40,939	876,095
Emerson Electric Co.	88,523	6,205,462
Molex Inc.(2)	40,254	1,207,620
Power-One Inc.(1)	17,671	157,625

		8,446,802
Electronics 0.59%
Agilent Technologies Inc.(1)	103,128	2,485,385
Applera Corp. - Applied Biosystems Group(2)	41,513	868,037
Fisher Scientific International Inc.(1)(2)	24,678	1,539,414
Jabil Circuit Inc.(1)	42,340	1,083,057
Parker Hannifin Corp.	25,362	1,920,918
PerkinElmer Inc.	27,585	620,387
Sanmina-SCI Corp.(1)	109,404	926,652
Solectron Corp.(1)	207,543	1,106,204
Symbol Technologies Inc.	51,099	884,013
Tektronix Inc.	19,472	588,249
Thermo Electron Corp.(1)	34,249	1,033,977
Waters Corp.(1)	25,716	1,203,252

		14,259,545
Engineering & Construction 0.04%
Fluor Corp.(2)	17,942	978,018

		978,018
Entertainment 0.10%
International Game Technology Inc.	72,601	2,496,022

		2,496,022
Environmental Control 0.18%
Allied Waste Industries Inc.(1)(2)	67,834	629,500
Waste Management Inc.	120,598	3,610,704

		4,240,204
Food 1.80%
Albertson’s Inc.(2)	78,122	1,865,553
Archer-Daniels-Midland Co.	137,932	3,077,263
Campbell Soup Co.	86,687	2,591,074
ConAgra Foods Inc.	108,388	3,192,027
General Mills Inc.	76,808	3,818,126
Heinz (H.J.) Co.	73,609	2,870,015
Hershey Foods Corp.	51,854	2,879,971
Kellogg Co.	87,045	3,887,430
Kroger Co.(1)	155,721	2,731,346
McCormick & Co. Inc. NVS	28,982	1,118,705
Safeway Inc.(1)	94,988	1,875,063
Sara Lee Corp.	165,451	3,993,987
SUPERVALU Inc.	28,446	981,956
Sysco Corp.	134,914	5,149,667
Wrigley (William Jr.) Co.	47,303	3,272,895

		43,305,078
Forest Products & Paper 0.53%
Georgia-Pacific Corp.	54,791	2,053,567
International Paper Co.(2)	102,589	4,308,738
Louisiana-Pacific Corp.	23,502	628,443

17

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Shares	Value
MeadWestvaco Corp.	42,630	$1,444,731
Temple-Inland Inc.	11,955	817,722
Weyerhaeuser Co.(2)	50,557	3,398,442

		12,651,643
Gas 0.16%
KeySpan Corp.(2)	33,775	1,332,424
Nicor Inc.(2)	9,338	344,946
Peoples Energy Corp.	8,113	356,566
Sempra Energy	49,131	1,802,125

		3,836,061
Hand & Machine Tools 0.12%
Black & Decker Corp.	16,987	1,500,462
Snap-On Inc.	12,351	424,380
Stanley Works (The)	17,634	863,890

		2,788,732
Health Care-Products 3.61%
Bard (C.R.) Inc.	22,200	1,420,356
Bausch & Lomb Inc.(2)	11,436	737,165
Baxter International Inc.	129,974	4,489,302
Becton, Dickinson & Co.	53,376	3,031,757
Biomet Inc.(2)	53,756	2,332,473
Boston Scientific Corp.(1)	178,111	6,331,846
Guidant Corp.	67,172	4,843,101
Johnson & Johnson	626,323	39,721,405
Medtronic Inc.	255,028	12,667,241
St. Jude Medical Inc.(1)	75,353	3,159,551
Stryker Corp.	84,754	4,089,380
Zimmer Holdings Inc.(1)	51,717	4,143,566

		86,967,143
Health Care-Services 1.42%
Aetna Inc.(2)	31,127	3,883,093
HCA Inc.(2)	88,784	3,547,809
Health Management Associates Inc. Class A(2)	51,163	1,162,423
Humana Inc.(1)	33,483	994,110
Laboratory Corp. of America Holdings(1)(2)	29,348	1,462,117
Manor Care Inc.	18,624	659,848
Quest Diagnostics Inc.(2)	21,485	2,052,892
Tenet Healthcare Corp.(1)	98,042	1,076,501
UnitedHealth Group Inc.	137,906	12,139,865
WellPoint Inc.(1)	62,258	7,159,670

		34,138,328
Home Builders 0.18%
Centex Corp.	26,153	1,558,196
KB Home	9,886	1,032,098
Pulte Homes Inc.	26,847	1,712,839

		4,303,133
Home Furnishings 0.10%
Leggett & Platt Inc.(2)	40,771	1,159,120
Maytag Corp.(2)	16,656	351,442
Whirlpool Corp.	14,110	976,553

		2,487,115
Household Products & Wares 0.23%
Avery Dennison Corp.	23,432	1,405,217
Clorox Co.	31,999	1,885,701
Fortune Brands Inc.	30,611	2,362,557

		5,653,475
Housewares 0.06%
Newell Rubbermaid Inc.	58,293	1,410,108

		1,410,108
Insurance 4.49%
ACE Ltd.	59,872	2,559,528
AFLAC Inc.	106,677	4,250,012
Allstate Corp. (The)	144,745	7,486,211
Ambac Financial Group Inc.	23,068	1,894,575
American International Group Inc.	549,675	36,097,157
AON Corp.(2)	67,147	$1,602,127
Chubb Corp.	40,369	3,104,376
CIGNA Corp.(2)	28,508	2,325,398
Cincinnati Financial Corp.	35,658	1,578,223
Hartford Financial Services Group Inc.(2)	61,923	4,291,883
Jefferson-Pilot Corp.(2)	28,965	1,505,021
Lincoln National Corp.	36,749	1,715,443
Loews Corp.	39,084	2,747,605
Marsh & McLennan Companies Inc.	111,069	3,654,170
MBIA Inc.	29,627	1,874,797
MetLife Inc.	156,989	6,359,624
MGIC Investment Corp.	20,530	1,414,722
Principal Financial Group Inc.(2)	64,673	2,647,713
Progressive Corp. (The)(2)	42,200	3,580,248
Prudential Financial Inc.	108,191	5,946,177
SAFECO Corp.(2)	26,809	1,400,502
St. Paul Travelers Companies Inc.	141,174	5,233,320
Torchmark Corp.(2)	22,928	1,310,106
UNUMProvident Corp.(2)	62,307	1,117,788
XL Capital Ltd. Class A(2)	29,443	2,286,249

		107,982,975
Internet 1.31%
eBay Inc.(1)	139,879	16,265,130
Monster Worldwide Inc.(1)(2)	25,438	855,734
Symantec Corp.(1)	133,665	3,443,210
Yahoo! Inc.(1)(2)	290,056	10,929,310

		31,493,384
Iron & Steel 0.14%
Allegheny Technologies Inc.	20,567	445,687
Nucor Corp.	33,769	1,767,469
United States Steel Corp.	23,907	1,225,234

		3,438,390
Leisure Time 0.54%
Brunswick Corp.	20,554	1,017,423
Carnival Corp.(2)	133,583	7,698,388
Harley-Davidson Inc.	61,933	3,762,430
Sabre Holdings Corp.	29,215	647,404

		13,125,645
Lodging 0.37%
Harrah’s Entertainment Inc.	23,582	1,577,400
Hilton Hotels Corp.	81,940	1,863,316
Marriott International Inc. Class A	47,122	2,967,744
Starwood Hotels & Resorts Worldwide Inc.(2)	43,669	2,550,270

		8,958,730
Machinery 0.57%
Caterpillar Inc.	71,976	7,018,380
Cummins Inc.(2)	9,697	812,512
Deere & Co.(2)	52,313	3,892,087
Rockwell Automation Inc.	39,100	1,937,405

		13,660,384
Manufacturing 5.85%
Cooper Industries Ltd.(2)	19,300	1,310,277
Danaher Corp.(2)	65,056	3,734,865
Dover Corp.	43,163	1,810,256
Eastman Kodak Co.(2)	60,858	1,962,670
Eaton Corp.	32,255	2,333,972
General Electric Co.	2,231,333	81,443,654
Honeywell International Inc.	181,422	6,424,153
Illinois Tool Works Inc.	62,360	5,779,525
Ingersoll-Rand Co. Class A(2)	36,290	2,914,087
ITT Industries Inc.	19,429	1,640,779
Pall Corp.	26,245	759,793
Textron Inc.	29,199	2,154,886
3M Co.	164,267	13,481,393
Tyco International Ltd.(2)	424,456	15,170,057

		140,920,367

18

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Shares	Value
Media 3.75%
Clear Channel Communications Inc.	120,913	$4,049,376
Comcast Corp. Class A(1)	468,407	15,588,585
Dow Jones & Co. Inc.(2)	17,184	739,943
Gannett Co. Inc.(2)	53,816	4,396,767
Knight Ridder Inc.(2)	16,182	1,083,223
McGraw-Hill Companies Inc. (The)	40,029	3,664,255
Meredith Corp.	10,464	567,149
New York Times Co. Class A	30,502	1,244,482
News Corp. Inc. Class A(1)	551,207	10,285,523
Time Warner Inc.(1)(2)	966,534	18,789,421
Tribune Co.	66,945	2,821,062
Univision Communications Inc. Class A(1)(2)	68,613	2,008,303
Viacom Inc. Class B	359,749	13,091,266
Walt Disney Co. (The)	431,104	11,984,691

		90,314,046
Mining 0.55%
Alcoa Inc.	183,580	5,768,084
Freeport-McMoRan Copper & Gold Inc.(2)	37,555	1,435,728
Newmont Mining Corp.	93,588	4,156,243
Phelps Dodge Corp.	20,250	2,003,130

		13,363,185
Office & Business Equipment 0.24%
Pitney Bowes Inc.	48,970	2,266,332
Xerox Corp.(1)	200,990	3,418,840

		5,685,172
Oil & Gas 6.14%
Amerada Hess Corp.	19,286	1,588,781
Anadarko Petroleum Corp.	52,131	3,378,610
Apache Corp.	68,812	3,479,823
Burlington Resources Inc.	82,521	3,589,663
ChevronTexaco Corp.	447,084	23,476,381
ConocoPhillips	145,632	12,645,227
Devon Energy Corp.	102,460	3,987,743
EOG Resources Inc.	24,960	1,781,146
Exxon Mobil Corp.	1,361,583	69,794,745
Kerr-McGee Corp.	31,934	1,845,466
Marathon Oil Corp.	73,019	2,746,245
Nabors Industries Ltd.(1)	31,462	1,613,686
Noble Corp.(1)	28,686	1,426,842
Occidental Petroleum Corp.	83,231	4,857,361
Rowan Companies Inc.(1)(2)	22,856	591,970
Sunoco Inc.	15,375	1,256,291
Transocean Inc.(1)(2)	67,758	2,872,262
Unocal Corp.	55,888	2,416,597
Valero Energy Corp.	54,500	2,474,300
XTO Energy Inc.	54,811	1,939,213

		147,762,352
Oil & Gas Services 0.69%
Baker Hughes Inc.	70,694	3,016,513
BJ Services Co.	34,271	1,594,972
Halliburton Co.	93,165	3,655,795
Schlumberger Ltd.	124,193	8,314,721

		16,582,001
Packaging & Containers 0.14%
Ball Corp.	23,886	1,050,506
Bemis Co. Inc.(2)	23,090	671,688
Pactiv Corp.(1)	31,422	794,662
Sealed Air Corp.(1)	17,826	949,591

		3,466,447
Pharmaceuticals 5.90%
Abbott Laboratories	328,615	15,329,890
Allergan Inc.	27,878	2,260,069
AmerisourceBergen Corp.	22,103	1,297,004
Bristol-Myers Squibb Co.	410,472	10,516,293
Cardinal Health Inc.	91,115	$5,298,337
Caremark Rx Inc.(1)	95,824	3,778,340
Express Scripts Inc.(1)(2)	15,975	1,221,129
Forest Laboratories Inc.(1)	77,653	3,483,514
Gilead Sciences Inc.(1)	91,239	3,192,453
Hospira Inc.(1)	33,090	1,108,515
King Pharmaceuticals Inc.(1)	52,131	646,424
Lilly (Eli) & Co.	238,771	13,550,254
Medco Health Solutions Inc.(1)	57,866	2,407,226
Merck & Co. Inc.	467,917	15,038,852
Mylan Laboratories Inc.(2)	56,525	999,362
Pfizer Inc.	1,589,391	42,738,724
Schering-Plough Corp.	310,627	6,485,892
Watson Pharmaceuticals Inc.(1)(2)	23,515	771,527
Wyeth	281,496	11,988,915

		142,112,720
Pipelines 0.23%
Dynegy Inc. Class A(1)(2)	79,259	366,177
El Paso Corp.(2)	135,298	1,407,099
Kinder Morgan Inc.	26,080	1,907,230
Williams Companies Inc.	118,122	1,924,207

		5,604,713
Real Estate Investment Trusts 0.55%
Apartment Investment & Management Co. Class A	20,330	783,518
Archstone-Smith Trust	41,334	1,583,092
Equity Office Properties Trust(2)	84,947	2,473,657
Equity Residential(2)	59,550	2,154,519
Plum Creek Timber Co. Inc.	38,949	1,497,200
ProLogis	38,702	1,676,958
Simon Property Group Inc.	46,607	3,014,075

		13,183,019
Retail 6.86%
AutoNation Inc.(1)(2)	55,586	1,067,807
AutoZone Inc.(1)(2)	16,787	1,532,821
Bed Bath & Beyond Inc.(1)	63,397	2,525,102
Best Buy Co. Inc.(2)	68,388	4,063,615
Big Lots Inc.(1)(2)	24,776	300,533
Circuit City Stores Inc.	40,940	640,302
Costco Wholesale Corp.	98,907	4,788,088
CVS Corp.	84,335	3,800,978
Darden Restaurants Inc.	33,302	923,797
Dillard’s Inc. Class A(2)	17,668	474,739
Dollar General Corp.	69,509	1,443,702
Family Dollar Stores Inc.(2)	35,543	1,110,008
Federated Department Stores Inc.	35,628	2,058,942
Gap Inc. (The)	184,825	3,903,504
Home Depot Inc.	463,388	19,805,203
Kohl’s Corp.(1)(2)	72,315	3,555,729
Limited Brands Inc.(2)	85,569	1,969,798
Lowe’s Companies Inc.	163,023	9,388,495
May Department Stores Co. (The)	61,973	1,822,006
McDonald’s Corp.	265,210	8,502,633
Nordstrom Inc.	29,713	1,388,488
Office Depot Inc.(1)	66,231	1,149,770
OfficeMax Inc.	19,882	623,897
Penney (J.C.) Co. Inc. (Holding Co.)	60,165	2,490,831
RadioShack Corp.	33,300	1,094,904
Sears, Roebuck and Co.	43,916	2,241,033
Staples Inc.(2)	104,948	3,537,797
Starbucks Corp.(1)(2)	84,347	5,259,879
Target Corp.	188,905	9,809,837
Tiffany & Co.(2)	30,830	985,635
TJX Companies Inc.	101,515	2,551,072
Toys R Us Inc.(1)	45,151	924,241
Walgreen Co.	215,585	8,271,996

19

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Shares	Value
Wal-Mart Stores Inc.	893,764	$47,208,614
Wendy’s International Inc.	24,090	945,773
Yum! Brands Inc.	61,726	2,912,233

		165,073,802
Savings & Loans 0.56%
Golden West Financial Corp.	64,552	3,964,784
Sovereign Bancorp Inc.	72,645	1,638,145
Washington Mutual Inc.	184,166	7,786,538

		13,389,467
Semiconductors 3.04%
Advanced Micro Devices Inc.(1)(2)	81,702	1,799,078
Altera Corp.(1)	78,342	1,621,679
Analog Devices Inc.	79,195	2,923,879
Applied Materials Inc.(1)	358,161	6,124,553
Applied Micro Circuits Corp.(1)(2)	67,370	283,628
Broadcom Corp. Class A(1)	69,838	2,254,371
Freescale Semiconductor Inc. Class B(1)	82,008	1,505,660
Intel Corp.	1,334,391	31,211,405
KLA-Tencor Corp.(1)	41,149	1,916,720
Linear Technology Corp.	64,681	2,507,036
LSI Logic Corp.(1)(2)	82,538	452,308
Maxim Integrated Products Inc.	68,534	2,905,156
Micron Technology Inc.(1)	129,942	1,604,784
National Semiconductor Corp.	76,302	1,369,621
Novellus Systems Inc.	29,594	825,377
NVIDIA Corp.(1)	34,870	821,537
PMC-Sierra Inc.(1)	38,146	429,142
QLogic Corp.(1)	19,463	714,876
Teradyne Inc.(1)(2)	41,881	714,909
Texas Instruments Inc.	364,512	8,974,285
Xilinx Inc.	73,355	2,174,976

		73,134,980
Software 4.74%
Adobe Systems Inc.	50,291	3,155,257
Autodesk Inc.	48,315	1,833,554
Automatic Data Processing Inc.	122,849	5,448,353
BMC Software Inc.(1)	46,583	866,444
Citrix Systems Inc.(1)	35,955	881,976
Computer Associates International Inc.(2)	123,455	3,834,512
Compuware Corp.(1)	83,406	539,637
Electronic Arts Inc.(1)(2)	64,370	3,970,342
First Data Corp.	175,042	7,446,287
Fiserv Inc.(1)(2)	41,508	1,668,207
IMS Health Inc.	49,177	1,141,398
Intuit Inc.(1)	39,453	1,736,327
Mercury Interactive Corp.(1)(2)	17,987	819,308
Microsoft Corp.	2,294,492	61,285,881
Novell Inc.(1)(2)	80,370	542,497
Oracle Corp.(1)	1,082,119	14,846,673
Parametric Technology Corp.(1)	56,499	332,779
Siebel Systems Inc.(1)	106,774	1,121,127
Veritas Software Corp.(1)	88,924	2,538,780

		114,009,339
Telecommunications 5.90%
ADC Telecommunications Inc.(1)(2)	174,720	468,250
Alltel Corp.(2)	64,032	3,762,520
Andrew Corp.(1)(2)	34,692	472,852
AT&T Corp.	167,735	3,197,029
Avaya Inc.(1)	96,347	1,657,168
BellSouth Corp.	386,458	10,739,668
CenturyTel Inc.(2)	28,264	1,002,524
CIENA Corp.(1)	121,735	406,595
Cisco Systems Inc.(1)	1,389,593	26,819,145
Citizens Communications Co.	71,619	987,626
Comverse Technology Inc.(1)	42,240	1,032,768
Corning Inc.(1)	295,558	$3,478,718
JDS Uniphase Corp.(1)(2)	303,198	961,138
Lucent Technologies Inc.(1)(2)	931,774	3,503,470
Motorola Inc.	513,558	8,833,198
Nextel Communications Inc. Class A(1)(2)	234,398	7,031,940
QUALCOMM Inc.	345,851	14,664,082
Qwest Communications International Inc.(1)	385,417	1,711,251
SBC Communications Inc.	699,600	18,028,692
Scientific-Atlanta Inc.	32,214	1,063,384
Sprint Corp. (FON Group)	310,283	7,710,533
Tellabs Inc.(1)	98,186	843,418
Verizon Communications Inc.	584,327	23,671,087

		142,047,056
Textiles 0.07%
Cintas Corp.(2)	36,423	1,597,513

		1,597,513
Toys, Games & Hobbies 0.10%
Hasbro Inc.	38,090	738,184
Mattel Inc.	87,338	1,702,218

		2,440,402
Transportation 1.64%
Burlington Northern Santa Fe Corp.	79,243	3,748,986
CSX Corp.	45,599	1,827,608
FedEx Corp.	63,393	6,243,577
Norfolk Southern Corp.	83,453	3,020,164
Ryder System Inc.	13,748	656,742
Union Pacific Corp.(2)	54,718	3,679,785
United Parcel Service Inc. Class B(2)	236,510	20,212,145

		39,389,007

Total Common Stocks (Cost: $ 2,392,924,361)		2,383,003,998

Security	Principal	Value
Short-Term Investments 7.59%
Commercial Paper 1.70%
Alpine Securitization Corp.
2.28%, 01/06/05(3)	$454,089	453,996
Amsterdam Funding Corp.
2.25%, 01/04/05(3)	227,045	227,030
2.33%, 01/10/05(3)	454,089	453,883
Barton Capital Corp.
2.27%, 01/04/05(3)	929,521	929,462
2.27%, 01/10/05(3)	1,009,858	1,009,412
2.30%, 01/21/05(3)	367,122	366,700
Cancara Asset Securitisation LLC
2.25%, 01/05/05(3)	1,112,537	1,112,398
2.29%, 01/07/05(3)	908,178	907,947
Cantabric Finance LLC
2.27%, 01/03/05(3)	472,253	472,253
2.28%, 01/03/05(3)	526,743	526,743
2.38%, 01/20/05(3)	908,178	907,158
Chariot Funding LLC
2.31%, 01/11/05(3)	692,150	691,795
Corporate Asset Funding
2.21%, 02/07/05(3)	681,134	679,674
2.26%, 02/03/05(3)	908,178	906,411
CRC Funding LLC
2.21%, 02/07/05(3)	227,045	226,558
Den Danske Bank NY
2.25%, 01/03/05(3)	227,045	227,045
DEPFA Bank PLC
2.28%, 05/03/05(3)	454,089	450,646
Edison Asset Securitization
2.26%, 05/04/05(3)	1,135,223	1,126,600

20

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Principal	Value
Fairway Finance Corp.
2.55%, 01/03/05(3)	$875,711	$875,711
Falcon Asset Securitization Corp.
2.27%, 01/13/05(3)	181,636	181,521
2.30%, 02/02/05(3)	908,178	906,438
2.31%, 01/11/05(3)	919,195	918,723
2.33%, 01/12/05(3)	423,329	423,083
Ford Credit Auto Receivables
1.85%, 01/14/05(3)	454,089	453,832
2.28%, 04/27/05(3)	681,134	676,216
Fortis Funding LLC
2.35%, 05/09/05(3)	1,271,450	1,260,993
Gemini Securitization Corp.
2.31%, 01/10/05(3)	454,089	453,886
General Electric Capital Corp.
2.24%, 02/02/05(3)	2,724,535	2,719,449
2.26%, 01/05/05(3)	908,178	908,064
2.29%, 01/24/05(3)	227,045	226,741
Georgetown Funding Co. LLC
2.27%, 01/20/05(3)	317,862	317,522
2.38%, 01/19/05(3)	363,271	362,887
Giro Funding US Corp.
2.20%, 02/08/05(3)	504,248	503,139
2.30%, 02/02/05(3)	227,045	226,609
2.33%, 02/03/05(3)	227,045	226,589
Grampian Funding LLC
2.27%, 02/01/05(3)	681,134	679,888
Jupiter Securitization Corp.
2.30%, 01/10/05(3)	378,274	378,105
2.30%, 02/01/05(3)	454,089	453,248
Kitty Hawk Funding Corp.
2.33%, 01/12/05(3)	764,214	763,769
Liberty Street Funding Corp.
2.31%, 01/10/05(3)	527,434	527,197
Mont Blanc Capital Corp.
2.27%, 01/07/05(3)	309,798	309,720
2.32%, 01/10/05(3)	467,040	466,830
Mortgage Interest Networking Trust
2.24%, 02/01/05(3)	590,316	589,251
Nationwide Building Society
2.21%, 02/10/05(3)	908,178	906,060
New Center Asset Trust
2.25%, 02/02/05(3)	853,688	852,087
Park Avenue Receivables Corp.
2.31%, 01/19/05(3)	455,887	455,419
Preferred Receivables Funding Corp.
2.30%, 01/19/05(3)	454,089	453,625
2.30%, 02/02/05(3)	454,089	453,219
2.34%, 01/20/05(3)	681,134	680,382
Scaldis Capital LLC
2.28%, 01/07/05(3)	817,361	817,153
Solitaire Funding Ltd.
2.28%, 01/04/05(3)	546,033	545,999
2.28%, 02/02/05(3)	578,927	577,828
Sydney Capital Corp.
2.25%, 01/18/05(3)	454,089	453,663
2.29%, 01/06/05(3)	667,693	667,565
Tulip Funding Corp.
2.25%, 01/14/05(3)	454,089	453,777
2.35%, 01/13/05(3)	1,323,089	1,322,225
2.36%, 01/24/05(3)	908,178	906,928
UBS Finance (Delaware)
2.33%, 01/04/05(3)	1,816,357	1,816,239
Variable Funding Capital Corp.
2.26%, 01/05/05(3)	$454,089	$454,032
2.30%, 01/07/05(3)	454,089	453,973
2.32%, 01/14/05(3)	454,089	453,767
Yorktown Capital LLC
2.32%, 01/10/05(3)	454,089	453,884
2.34%, 01/13/05(3)	227,045	226,898

		40,889,845
Floating Rate Notes 2.41%
American Express Credit Corp.
2.43%, 10/26/05(3)	1,816,357	1,817,095
Bank of Nova Scotia
2.34%, 09/26/05(3)	227,045	226,971
Beta Finance Inc.
2.27%, 05/04/05(3)(4)	544,907	544,871
2.32%, 09/23/05(3)(4)	817,361	817,125
2.32%, 09/27/05(3)(4)	726,543	726,330
2.44%, 03/15/05(3)(4)	454,089	454,162
2.47%, 10/27/05(3)(4)	862,769	863,543
Canadian Imperial Bank of Commerce
2.32%, 09/13/05(3)	1,362,268	1,361,960
2.34%, 12/14/05(3)	817,361	817,109
2.36%, 10/31/05(3)	908,178	907,984
Cancara Asset Securitisation LLC
2.80%, 02/15/05(3)	1,607,476	1,607,476
CC USA Inc.
2.06%, 07/29/05(3)(4)	908,178	908,024
2.27%, 05/04/05(3)(4)	908,178	908,118
Commodore CDO Ltd.
2.55%, 12/12/05(3)	227,045	227,045
Den Danske Bank NY
2.32%, 08/12/05(3)	908,178	908,013
2.33%, 10/17/05(3)	908,178	907,965
2.35%, 08/26/05(3)	908,178	908,003
DEPFA Bank PLC
2.47%, 09/15/05(3)	908,178	908,178
Dorada Finance Inc.
2.06%, 07/29/05(3)(4)	753,788	753,659
Fairway Finance LLC
2.35%, 03/14/05(3)	908,178	908,178
2.37%, 01/20/05(3)	454,089	454,089
Fifth Third Bancorp
2.38%, 11/23/05(3)(4)	1,816,357	1,816,357
Five Finance Inc.
2.37%, 04/29/05(3)(4)	726,543	726,520
General Electric Commercial Equipment Financing LLC
2.37%, 11/20/05(3)	520,885	520,885
HBOS Treasury Services PLC
2.55%, 04/22/05(3)	908,178	908,178
K2 USA LLC
2.05%, 07/25/05(3)(4)	454,089	454,039
2.33%, 06/10/05(3)(4)	908,178	908,130
2.33%, 09/12/05(3)(4)	908,178	908,054
2.39%, 10/20/05(3)(4)	908,178	908,203
Links Finance LLC
2.12%, 04/25/05(3)	908,178	908,362
2.35%, 04/15/05(3)(4)	908,178	908,128
2.36%, 11/16/05(3)(4)	454,089	454,010
National City Bank (Ohio)
2.29%, 08/09/05(3)	908,178	908,016
2.35%, 06/23/05(3)	908,178	908,051
2.36%, 06/10/05(3)	454,089	454,151

21

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Principal	Value
Nationwide Building Society
2.40%, 01/06/06(3)(4)	$908,178	$908,178
2.58%, 01/27/06(3)(4)	1,543,903	1,544,077
Norddeutsche Landesbank
2.04%, 07/27/05(3)	908,178	907,999
Northern Rock PLC
2.02%, 01/13/05(3)	862,769	862,769
2.39%, 10/25/05(3)	1,816,357	1,816,357
Permanent Financing PLC
2.32%, 03/10/05(3)	908,178	908,178
2.34%, 09/12/05(3)	1,135,223	1,135,223
2.35%, 06/10/05(3)	408,680	408,680
Sedna Finance Inc.
2.37%, 01/10/06(3)	181,636	181,590
Sigma Finance Inc.
2.01%, 01/09/06(3)	908,178	907,980
2.28%, 12/06/05(3)(4)	908,178	907,913
2.34%, 10/07/05(3)(4)	317,862	317,788
2.39%, 08/17/05(3)	454,089	454,114
2.39%, 09/15/05(3)	1,135,223	1,135,296
2.47%, 11/28/05(3)(4)	908,178	908,916
Tango Finance Corp.
2.24%, 05/17/05(3)(4)	753,788	753,774
2.30%, 04/07/05(3)(4)	333,301	333,293
2.33%, 02/25/05(3)(4)	508,580	508,565
2.36%, 01/18/05(3)(4)	399,598	399,597
2.37%, 09/15/05(3)(4)	799,197	799,109
2.39%, 07/25/05(3)(4)	908,178	908,128
Wachovia Asset Securitization Inc.
2.40%, 01/25/05(3)	1,362,268	1,362,268
2.40%, 01/25/05(3)	1,362,268	1,362,268
WhistleJacket Capital LLC
2.32%, 12/08/05(3)(4)	590,316	590,227
2.36%, 07/15/05(3)(4)	681,134	681,061
2.36%, 09/15/05(3)	681,134	681,038
2.36%, 10/14/05(3)(4)	454,089	454,054
2.38%, 01/17/06(3)(4)	317,862	317,859
2.45%, 06/15/05(3)(4)	454,089	454,043
White Pine Finance LLC
2.02%, 07/11/05(3)	227,045	227,031
2.24%, 11/01/05(3)(4)	463,171	463,048
2.27%, 07/05/05(3)	454,089	454,039
2.29%, 05/20/05(3)	408,680	408,665
2.35%, 04/15/05(3)(4)	681,134	681,096
2.37%, 06/15/05(3)(4)	372,353	372,353
2.37%, 01/13/06(3)(4)	908,178	908,078
2.38%, 03/29/05(3)	390,517	390,496
2.38%, 06/28/05(3)	608,479	608,419
2.38%, 08/26/05(3)(4)	454,089	454,031
Winston Funding Ltd.
2.16%, 01/23/05(3)(4)	648,439	648,439

		58,153,019
Medium-Term Notes 0.12%
CC USA Inc.
1.29%, 04/15/05(3)(4)	908,178	908,153
1.51%, 02/15/05(3)(4)	590,316	590,424
Dorada Finance Inc.
1.48%, 01/18/05(3)(4)	681,134	681,132
K2 USA LLC
1.46%, 01/12/05(3)(4)	454,089	454,088
WhistleJacket Capital LLC
1.32%, 02/04/05(3)(4)	227,045	227,041

		2,860,838

Security	Shares of Principal	Value
Money Market Funds 1.65%
Barclays Global Investors Funds Government Money Market Fund, Institutional Shares(3)(5)	3,632,713	$3,632,713
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares(3)(5)	26,533,912	26,533,912
Barclays Global Investors Funds Prime Money Market Fund, Institutional Shares(3)(5)	9,081,783	9,081,783
BlackRock Temp Cash Money Market Fund(3)	169,368	169,368
Short Term Investment Co. - Prime Money Market Portfolio, Institutional Shares(3)	342,679	342,679

		39,760,455
Repurchase Agreements 0.57%
Goldman Sachs & Co.
2.29%, 01/03/05(3)(6)	$9,081,783	9,081,783
Merrill Lynch Government Securities Inc.
2.30%, 01/03/05(3)(6)	4,540,892	4,540,892

		13,622,675
Time Deposits 0.84%
Abbey National Treasury Services PLC
1.25%, 01/06/05(3)	908,178	908,178
1.33%, 02/10/05(3)	454,089	454,082
1.39%, 02/02/05(3)	454,089	454,084
1.39%, 04/08/05(3)	635,725	635,700
2.63%, 01/04/05(3)	908,178	908,178
Bank of America N.A.
1.50%, 01/03/05(3)	929,327	929,327
Credit Suisse First Boston
2.34%, 01/14/05(3)	1,362,268	1,362,268
Fifth Third Bancorp
2.18%, 01/03/05(3)	908,178	908,178
HBOS Treasury Services PLC
1.24%, 04/01/05(3)	581,234	581,220
Natexis Banques
2.32%, 02/02/05(3)	227,045	227,046
National City Bank (Ohio)
1.25%, 01/06/05(3)	908,178	908,179
Norddeutsche Landesbank
2.11%, 06/07/05(3)	908,178	908,102
Toronto-Dominion Bank
1.22%, 03/23/05(3)	1,589,312	1,589,252
1.34%, 02/10/05(3)	363,271	363,266
1.77%, 05/10/05(3)	454,089	454,073
1.90%, 05/11/05(3)	454,089	454,073
2.25%, 01/31/05(3)	454,089	454,089
2.30%, 05/12/05(3)	227,045	226,988
2.66%, 11/09/05(3)	908,178	908,064
UBS Finance (Connecticut)
2.32%, 01/07/05(3)	908,178	908,179
2.67%, 11/09/05(3)	363,271	363,241
Washington Mutual Bank
2.27%, 02/02/05(3)	363,271	363,271
2.35%, 02/02/05(3)	1,453,085	1,453,073
Wells Fargo Bank N.A.
2.34%, 01/26/05(3)	3,632,713	3,632,713

		20,354,824
U.S. Government Agency Notes 0.14%
Federal Home Loan Mortgage Corp.
1.63%, 04/15/05(3)	635,725	636,294
1.80%, 01/18/05(3)	422,303	421,987
1.80%, 01/19/05(3)	454,089	453,726
2.06%, 05/31/05(3)	452,754	448,920
Federal National Mortgage Association
2.33%, 07/22/05(3)	1,362,268	1,344,672

		3,305,599

22

S&P 500 INDEX MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)	December 31, 2004

Security	Principal	Value
U.S. Treasury Obligations 0.16%
U.S. Treasury Bill
2.12%(7), 03/24/05(8)	$3,800,000	$3,781,760

		3,781,760

Total Short-Term Investments (Cost: $182,728,559)		182,729,015

Total Investments in Securities 106.60% (Cost: $2,575,652,920)		2,565,733,013
Other Assets, Less Liabilities (6.60%)		(158,930,464)

NET ASSETS 100.00%		$2,406,802,549

NVS Non-Voting Shares

(1)	Non-income earning security.

(2)	All or a portion of this security represents a security on loan. See Note 4.

(3)	All or a portion of this security represents an investment of securities lending collateral. See Note 4.

(4)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5)	The Master Portfolio’s investment adviser is an affiliate of the issuer. See Note 2.

(6)	Repurchase agreements held as collateral for securities on loan are fully collateralized by U.S. Government securities, with interest rates ranging from 2.79% to 10.00% and maturity dates ranging from 2/1/07 to 8/1/42.

(7)	Yield to maturity.

(8)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

As of December 31, 2004, the open futures contracts held by the Master Portfolio were as follows:

Futures Contracts (Expiration Date)	Number of Contracts	Notional Contract Value	Net Unrealized Appreciation
S&P 500 Index (03/18/05)	393	$23,287,917	$561,288

			$561,288

The accompanying notes are an integral part of these financial statements.

23

S&P 500 INDEX MASTER PORTFOLIO

PORTFOLIO ALLOCATION (Unaudited)

December 31, 2004

Sector	Value	% of Net Assets
Consumer Non-Cyclical	$505,227,880	20.99%
Financial	491,672,471	20.43
Technology	295,282,857	12.27
Industrial	276,557,768	11.49
Communications	268,356,924	11.15
Consumer Cyclical	238,034,996	9.89
Energy	169,949,066	7.06
Utilities	69,733,435	2.90
Basic Materials	68,188,601	2.83
Short-Term and Other Net Assets	23,798,551	0.99

TOTAL	$2,406,802,549	100.00%

This table is not part of the financial statements.

24

S&P 500 INDEX MASTER PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments in securities, at value (including securities on loan(a)) (Note 1):
Unaffiliated issuers (Cost: $2,536,404,512)	$2,526,484,605
Affiliated issuers(b) (Cost: $39,248,408)	39,248,408
Receivables:
Dividends and interest	3,289,395

Total Assets	2,569,022,408

LIABILITIES
Payables:
Investment securities purchased	525,108
Due to broker - variation margin	11,268
Collateral for securities loaned (Note 4)	161,481,075
Investment advisory fees (Note 2)	202,408

Total Liabilities	162,219,859

NET ASSETS	$2,406,802,549

(a)	Securities on loan with market value of $156,838,580. See Note 4.
(b)	The Master Portfolio’s investment adviser is an affiliate of the issuers. See Note 2.

The accompanying notes are an integral part of these financial statements.

25

S&P 500 INDEX MASTER PORTFOLIO

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

NET INVESTMENT INCOME
Dividends	$53,771,322
Interest	68,138
Interest from affiliated issuers(a)	969,234
Securities lending income(b)	167,844

Total investment income	54,976,538

EXPENSES (Note 2)
Investment advisory fees	1,401,018

Total expenses	1,401,018

NET INVESTMENT INCOME	53,575,520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on sale of investments	(23,883,394)
Net realized gain from in-kind redemptions	559,588,129
Net realized gain on futures contracts	2,918,725
Net change in unrealized appreciation (depreciation) of investments	(290,192,162)
Net change in unrealized appreciation (depreciation) of futures contracts	(641,245)

Net realized and unrealized gain	247,790,053

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$301,365,573

(a)	The Master Portfolio’s investment adviser is an affiliate of the issuers. See Note 2.
(b)	Includes income earned from issuers of which the Master Portfolio’s investment adviser is an affiliate. See Note 2.

The accompanying notes are an integral part of these financial statements.

26

S&P 500 INDEX MASTER PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended December 31, 2004	For the year ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$53,575,520	$49,900,066
Net realized gain	538,623,460	16,069,488
Net change in unrealized appreciation (depreciation)	(290,833,407)	686,078,250

Net increase in net assets resulting from operations	301,365,573	752,047,804
Interestholder transactions:
Contributions	820,705,368	1,247,904,502
Withdrawals	(2,346,660,989)	(708,478,794)

Net increase (decrease) in net assets resulting from interestholder transactions	(1,525,955,621)	539,425,708

Increase (decrease) in net assets	(1,224,590,048)	1,291,473,512
NET ASSETS:
Beginning of year	3,631,392,597	2,339,919,085

End of year	$2,406,802,549	$3,631,392,597

The accompanying notes are an integral part of these financial statements.

27

S&P 500 INDEX MASTER PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2004

1.	Significant Accounting Policies

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Delaware statutory trust. As of December 31, 2004, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, International Index, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Prime Money Market, Russell 2000 Index, S&P 500 Index and Treasury Money Market Master Portfolios.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

Under MIP’s organizational documents, the Master Portfolio’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(A)	Security Valuation — Investments of the Master Portfolio for which the primary market is a national securities or commodities exchange or a recognized foreign securities or commodities exchange are valued at the last reported sales price on the principal exchange on which such securities are traded, or in the absence of any sale on the valuation date, at the last quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ official closing price, or in the absence of any sale on the valuation date, at the last quoted bid price. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available are valued at the last quoted bid price. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing sources. Debt securities maturing in 60 days or less and short-term investments are valued at amortized cost.

Securities held under a repurchase agreement are valued at a price equal to the amount of cash investment at the time of the valuation on the valuation date. The market values of the underlying securities are determined in accordance with the above discussed valuation methods, as appropriate, for the purposes of determining the adequacy of collateral.

Securities of investment companies, other than investment companies whose shares are traded on an exchange, are valued at the investment company’s published net asset value per share.

Any securities or other assets for which market quotations are not readily available are valued in accordance with fair value pricing policies approved by the Board of Trustees of MIP (the “Board”).

(B)	Security Transactions and Income Recognition — Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premium and accretes discount on debt securities purchased, using a constant yield to maturity method.

(C)	Federal Income Taxes — In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

28

S&P 500 INDEX MASTER PORTFOLIO

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of December 31, 2004, the cost of investments for federal income tax purposes for the Master Portfolio was $2,627,063,821. Net unrealized depreciation aggregated $61,330,808 of which $286,471,213 represented gross unrealized appreciation on securities and $347,802,021 represented gross unrealized depreciation on securities.

(D)	Futures Contracts — The Master Portfolio may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the U.S. Securities and Exchange Commission (“SEC”), the Master Portfolio is required to segregate cash, U.S. Government securities or high-quality, liquid debt instruments and equities in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

The Master Portfolio has pledged to brokers U.S. Treasury Bills with a total face amount of $3,800,000 for initial margin requirements.

(E)	Repurchase Agreements — The Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Master Portfolio, collateralized by securities, which are delivered to the Master Portfolio’s custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. As of December 31, 2004, a portion of the cash collateral for securities on loan for the Master Portfolio was invested in repurchase agreements as disclosed in the Master Portfolio’s Schedule of Investments. For further information, see Note 4, below.

2.	Agreements and Other Transactions with Affiliates

Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services.

Investors Bank & Trust Company (“IBT”) serves as the custodian and sub-administrator of the Master Portfolio. IBT will not be entitled to receive fees for its custodial services so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the year ended December 31, 2004, BGI earned $167,844 in securities lending agent fees.

SEI Investment Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships, to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio for so long as BGI is entitled to compensation for

29

S&P 500 INDEX MASTER PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (continued)

December 31, 2004

providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Barclays Global Investors Services (“BGIS”), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolio. For the year ended December 31, 2004, BGIS did not receive any brokerage commissions from the Master Portfolio.

Pursuant to Rule 17a-7 under the 1940 Act, the Master Portfolio executed cross trades for the year ended December 31, 2004. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. The Board reviewed all such transactions executed during the first three quarters of the fiscal year and concluded that they were in compliance with the requirements and restrictions set forth by Rule 17a-7. The Board is scheduled at its next meeting to review all such transactions executed during the fourth quarter of the fiscal year.

Pursuant to an exemptive order issued by the SEC, the Master Portfolio may invest in the Institutional Shares of the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”) and Prime Money Market Fund (“PMMF”) of Barclays Global Investors Funds. The GMMF, IMMF and PMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively, which are managed by BGFA, the Master Portfolio’s investment advisor. The GMMF, IMMF and PMMF are open-end money market funds available to institutional and accredited investors, including other investment companies managed by BGFA. The GMMF, IMMF and PMMF seek a high level of income consistent with liquidity and the preservation of capital. While the GMMF, IMMF and PMMF do not directly charge an advisory fee, the Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF and PMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments or from investment of securities lending collateral are recorded as either interest income or securities lending income, respectively, in the accompanying Statement of Operations.

The following table provides information about the investment of the Master Portfolio in shares of issuers of which BGFA is an affiliate, for the year ended December 31, 2004, including income earned from these affiliated issuers.

Name of Affiliated Issuer	Number of Shares Held Beginning of Year (in 000s)	Gross Additions (in 000s)	Gross Reductions (in 000s)	Number of Shares Held End of Year (in 000s)	Value at End of Year	Interest Income
IMMF	42,866	13,498,164	13,523,564	17,466	$17,466,180	$969,234

The Master Portfolio invested cash collateral from securities on loan in the GMMF, IMMF, and PMMF. Due to the nature of the structure of the joint account used for the investment of the collateral for securities on loan, the information reported above for the Master Portfolio does not include the Master Portfolio’s holdings of the GMMF, IMMF, and PMMF in connection with the investment of collateral for securities on loan.

Certain officers and trustees of MIP are also officers of BGI. As of December 31, 2004, these officers of BGI collectively owned less than 1% of MIP’s outstanding beneficial interests.

3.	Investment Portfolio Transactions

Investment transactions (excluding short-term investments) for the Master Portfolio for the year ended December 31, 2004, were as follows:

Purchases at cost	$376,384,180
Sales proceeds	$1,820,491,929

For the year ended December 31, 2004, the Master Portfolio paid in-kind redemption proceeds of portfolio securities in the amount of $1,690,310,761. In-kind redemptions are transactions in which an interestholder in the Master Portfolio redeems interests in the Master Portfolio and the Master Portfolio pays the proceeds of that redemption in the form of portfolio securities, rather than cash. Because capital gains or losses resulting from in-kind redemptions are not taxable to the Master Portfolio, and are not allocated to the other interestholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the Master Portfolio’s tax year. The net realized gains from in-kind redemptions for the year ended December 31, 2004 are disclosed in the Master Portfolio’s Statement of Operations.

30

S&P 500 INDEX MASTER PORTFOLIO

4.	Portfolio Securities Loaned

The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers, and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required, or may not return the securities when due.

As of December 31, 2004, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in a joint account with other funds managed by BGFA, which invests in securities with remaining maturities of 397 days or less, repurchase agreements and money market mutual funds, including money market funds managed by BGFA. Repurchase agreements held in the joint account are fully collateralized by U.S. Government securities. Income from the joint account is allocated daily to the Master Portfolio, based on the Master Portfolio’s portion of the total cash collateral received. The market value of the securities on loan as of December 31, 2004 and the value of the related collateral are disclosed in the Master Portfolio’s Statement of Assets and Liabilities. Securities lending income, which is disclosed in the Master Portfolio’s Statement of Operations, is presented net of rebates paid to, or fees paid by, borrowers.

5.	Financial Highlights

Financial highlights for the Master Portfolio were as follows:

	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2000
Ratio of expenses to average net assets	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of net investment income to average net assets	1.91%	1.74%	1.57%	1.31%	1.22%
Portfolio turnover rate(a)	14%	8%	12%	9%	10%
Total return	10.82%	28.52%	(22.05)%	(11.96)%	(9.19)%

(a)	Portfolio turnover rates include in-kind transactions, if any.

31

S&P 500 INDEX MASTER PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Master Portfolio at December 31, 2000 and for the year then ended were audited by other auditors, whose report dated February 9, 2001 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 11, 2005

32

S&P 500 INDEX MASTER PORTFOLIO

TRUSTEE INFORMATION (Unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Master Portfolio. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified.

Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee of MIP also serves as a Trustee for BGIF and oversees 27 portfolios within the fund complex. In addition, Lee T. Kranefuss and Richard K. Lyons each serves as a Trustee for iShares Trust and as a Director for iShares, Inc. and oversees 125 portfolios within the fund complex.

Unless otherwise noted in the tables below, the address for each Trustee is 45 Fremont Street, San Francisco, CA 94105. Additional information about the Master Portfolio’s Trustees may be found in Part B of the Master Portfolio’s Registration Statement, which is available without charge, upon request, by calling toll-free 1-877-244-1544.

Interested Trustees and Officers

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Lee T. Kranefuss,* 1961	Trustee since November 16, 2001, President and Chief Executive Officer	Chief Executive Officer of Intermediary Investor Business of Barclays Global Investors, N.A. (“BGI”).	Trustee of BGIF; Director, iShares, Inc. (since June 18, 2003). Trustee, iShares Trust (since June 18, 2003).

Michael A. Latham, 1965	Secretary, Treasurer and Chief Financial Officer	Chief Operating Officer of Intermediary Investor Business of BGI (since 2004); Director of Mutual Fund Delivery of Intermediary Investor Business of BGI (2000-2004); Head of Operations, BGI Europe (1997-2000).	None.

*	Lee T. Kranefuss is deemed to be an “interested person” of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Master Portfolio and the parent company of BGFA, the investment adviser of the Master Portfolio.

Independent Trustees

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Mary G. F. Bitterman, 1944	Trustee since November 16, 2001	President, Osher Lifelong Learning Institutes, The Bernard Osher Foundation (since May 2004); President and Chief Executive Officer of The James Irvine Foundation (non-profit foundation) (2002-2003); President and Chief Executive Officer of KQED, Inc. (public television and radio) (1993-2002).	Trustee of BGIF; Director, Bank of Hawaii.

Jack S. Euphrat, 1922	Trustee since October 20, 1993	Private Investor.	Trustee of BGIF.

33

S&P 500 INDEX MASTER PORTFOLIO

TRUSTEE INFORMATION (Unaudited) (continued)

Independent Trustees (continued)

Name, Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years	Other Public Company and Investment Company Directorships
Richard K. Lyons, 1961	Trustee since November 16, 2001	Acting Dean and Professor, University of California, Berkeley: Haas School of Business; Sylvan Coleman Professor of Finance; Member, Council on Foreign Relations.	Trustee of BGIF; Director (Chairman), Matthews Asian Funds (oversees 6 portfolios); Director, iShares, Inc. (since 2001); Trustee, iShares Trust (since 2001).

Leo Soong, 1946	Trustee since February 9, 2000	President of Trinity Products LLC (beverages); Managing Director of CG Roxane LLC (water company); Co-Founder of Crystal Geyser Water Co. (President through 1999).	Trustee of BGIF; Vice Chairman of the California Pacific Medical Center; Director of the California State Automobile Association; Director of the American Automobile Association.

34

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

35

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

36

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Master Portfolio Investment Advisor

Barclays Global Fund Advisors

45 Fremont Street, San Francisco, California 94105

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

Investors Bank & Trust Company

89 South Street, Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

37

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48470 02-05

AINDEX/WH3135 12-04

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Sector

Funds

Strong Energy Fund Strong Technology 100 Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Sector

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss Strong Financial Corporation

Strong Energy Fund

It was a very successful year for energy stocks, which helped the Strong Energy Fund outperform the broad stock market. For the 12 months ending December 31, 2004, the Fund gained 26.17%, while the Fund’s broad-based benchmark, the Standard & Poor’s 500 Index, rose 10.87% during the same time frame.

During the period’s first nine months, performance was strong on both a relative and an absolute basis as investors favored commodity and natural resources stocks. The fourth quarter, however, was a bit weaker — a trend that was reflected in the price of oil, which declined from about $55 per barrel in late October to about $42 per barrel at period end. Other factors also contributed to the weaker fourth quarter, including increased oil supplies from Saudi Arabia and warmer weather, which reduced the demand for natural gas.

Favorable market conditions

The primary conditions driving returns in the energy sector and the Fund in 2004 included political instability in oil-producing countries, which threatened energy supplies, an improving global economy, the increasingly recognized impact of China’s economic growth on the world’s commodity supplies, and Organization of the Petroleum Exporting Countries (OPEC’s) consistent ability to better manage oil prices.

Although the Fund maintained a consistently favorable view on the environment for energy stocks, our investing approach became somewhat more cautious toward the end of the period. Accordingly, we increased the Fund’s cash weighting at the beginning of the third quarter and focused new investments on large oil producers instead of on exploration and drilling companies, which, though they provide investors with growth potential, also are more volatile. Given the political uncertainty, and the uncertainty about oil supplies in the Middle Eastern oil-producing countries as well as Russia, we thought it was prudent to minimize our exposure to volatility in the energy sector. Such an allocation was consistent with our core conviction that oil and natural gas reserves are valuable assets and that the world supply of oil and North American natural gas production is expected to be tight over the longer term.

Investors embraced risk

The strongest-performing sectors were those that had been most hurt by the recent bear market. Among these were technology, telecommunications, and distressed pipeline companies. Against the backdrop of low interest rates, stronger-than-expected economic growth, lower tax rates, and liquidity provided by the Federal Reserve, investors shifted their focus to these types of stocks along with other higher-risk, less fundamentally sound names. Higher-quality areas of the market — those populated by companies with good balance sheets and solid economic and profit outlooks — generally underperformed lower-priced, “bounce-back” stocks, many of which were smaller companies in 2004.

Morningstar® Style Box™*

As the year progressed, energy stocks, including the sector’s higher-quality companies, saw improving relative performance. The better results came from growing recognition that the strengthening economy, continued historically low interest rates, and solid demand for energy would soon be followed by consistently stronger prices for natural gas and oil. This can be seen in the commodity price of oil where just two years ago, the price of oil was near $18 per barrel. These economic variables, combined with lower relative price-earnings ratios, helped to trigger investors’ interest in energy stocks.

We anticipate that the economic recovery in the United States and other parts of the world will increase the demand for oil and natural gas. In this environment, we believe that the energy companies best positioned to benefit both now and in the future, are those firms that already own fuel reserves and thus can increase their production capacity. Other likely beneficiaries are companies that provide the goods and services these producers use to extract reserves and bring them to market. Because this outlook has been a consistent element of our investment approach, we did not make substantial sector-weighting shifts during the period, instead making only minor changes among the portfolio’s individual holdings.

The year ahead

We remain modestly positive in our outlook for 2005. Valuations of energy stocks remain relatively attractive. Also, energy companies’ profit outlook is continuing to improve, and the strong balance sheets of the large oil producers should allow them to seek strategic acquisitions and increase exploratory drilling. We believe all the positive factors that supported energy stocks in 2004 may lead to further price appreciation in the months to come.

Effective January 1, 2005, Jennifer C. Newell, CFA, and Roger D. Newell became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Dividend Income Fund, the successor to the Strong Dividend Income Fund, on or about April 11, 2005.

We appreciate your investment in the Strong Energy Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

3

Strong Energy Fund

Growth of an Assumed $10,000 Investment†

From 9-30-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Natural Resources Funds Index is the average of the 30 largest funds in the Lipper Natural Resources Funds Category. These funds invest primarily in natural resources stocks. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Burlington Resources, Inc.	4.9%
Equitable Resources, Inc.	4.6%
EOG Resources, Inc.	4.5%
ChevronTexaco Corporation	4.4%
Talisman Energy, Inc.	4.4%
Valero Energy Corporation	4.4%
Pioneer Natural Resources Company	4.2%
ConocoPhillips	4.2%
Kerr McGee Corporation	4.2%
Exxon Mobil Corporation	4.2%

Top Ten	44.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	26.17%
5-year	11.26%
Since Fund Inception (9-30-97)	5.58%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Eight Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	32.1%
Oil & Gas — International Integrated	20.6%
Oil & Gas — Drilling	8.9%
Oil & Gas — Field Services	5.8%
Utility — Gas Distribution	4.6%
Oil & Gas — Canadian Exploration & Production	4.4%
Oil & Gas — Refining/Marketing	4.4%
Oil & Gas — Machinery/Equipment	2.0%

Top Eight	82.8%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: concentrated-portfolio risk, energy-company risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

5

Strong Technology 100 Fund

The Strong Technology 100 Fund returned 4.42% during the 12 months ending December 31, 2004. This result trailed the Fund’s broad-based benchmark, the Standard & Poor’s 500 Index, which returned 10.87% for the same period.

A fourth-quarter breakout

The stock market was stuck in a trading range for much of 2004, failing to generate much positive or negative momentum for much of the year. Although the economy continued to grow steadily and corporate earnings came in essentially as expected, rising oil prices and concerns about the potential for terrorism weighed on the market.

The market, however, broke out of this trading range following the November 2 presidential election and rose sharply. It seemed investors had been concerned that the election would fail to yield a quick and decisive victory, as happened in 2000. However, the clear-cut result calmed these fears. Many investors also saw the re-election of President Bush as an indication that investor-friendly policies such as lower dividend and capital gains tax rates were likely to continue.

Changes to the portfolio

When the period began, the Fund’s portfolio consisted of a number of fast growing, high-beta — meaning more volatile — stocks. Early in the period, technology stocks rallied, and the strong prices, in conjunction with growing concern about rising oil prices and interest rates, provided us with an opportunity to reduce our exposure to these more aggressive names. As part of the Fund’s three-pronged approach to investing — including an analysis of stock valuation, market sentiment, and company fundamentals — we concluded that the technology environment had become less positive. For example, we believed that valuations were overly high and market sentiment had become too optimistic. We also noted that companies’ growth rates were moderating. Accordingly, we began emphasizing technology stocks with strong product cycles and whose earnings were visible to investors.

One of the portfolio’s strongest-performing stocks during the period was Apple Computer, which continued to benefit from the phenomenal success of its iPod digital music device. Apple’s earnings continued to far surpass expectations as iPods flew off the shelves, leading investors to anticipate a possible “halo effect” translating into increased sales of Apple’s other products, especially personal computers.

Morningstar® Style Box™*

Another strong performer for the Fund was McAfee, a maker of Internet security and antivirus software. As time spent on the Internet has increased, more and more computer users have become vulnerable to viruses, spyware, and other security threats. McAfee has benefited as consumers have sought ways to protect themselves.

On the negative side, the Fund’s position in ImClone Systems had a negative effect on performance. ImClone, a biotechnology company with a focus on cancer treatments, was caught up in the generally negative environment for biotech stocks. During much of the period, investors tended to prefer growth stocks with more visible earnings, as opposed to companies with very strong but speculative growth prospects.

An additional negative performer was Novatel Wireless, a maker of wireless modems for personal digital assistants, PCs, and other devices. Novatel’s shares fell when it reported quarterly earnings that lagged analysts’ expectations.

Technology stocks in 2005

The outlook for the technology sector appears to be highly dependent on the second half of 2005, as expectations and valuations exiting 2004 have reached levels that may not be supported by the near-term fundamentals. While the economy continues to show improvement, 2005 appears to be a year favoring visibility and stability, something that the broader tech market tends to lack during the first half of the year, as inventories continue to be worked down, and seasonality provides a headwind. As such, the second half of the year generally appears to be a more favorable time to begin to look for second half product cycle stories that can outperform the broader market in the normally seasonally stronger second half.

Effective January 1, 2005, Huachen Chen, CFA, and Walter C. Price, Jr., CFA, of RCM Capital Management LLC, became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Specialized Technology Fund, the successor to the Strong Technology Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Technology 100 Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

6

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russel Company via FactSet

Fund Highlights are continued on next page.

7

Strong Technology 100 Fund

Growth of an Assumed $10,000 Investment†

From 12-31-99 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Science & Technology Funds Index is the average of the 30 largest funds in the Lipper Science & Technology Funds Category. These funds invest primarily in science and technology stocks. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Apple Computer, Inc.	3.9%
Juniper Networks, Inc.	3.6%
Yahoo! Inc.	3.6%
SAP AG Sponsored ADR	3.3%
Biogen Idec, Inc.	3.3%
Broadcom Corporation Class A	3.1%
Maxim Integrated Products, Inc.	3.1%
QUALCOMM, Inc.	3.0%
Intel Corporation	2.9%
International Business Machines Corporation	2.7%

Top Ten	32.5%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

8

Average Annual Total Returns

As of 12-31-04

Investor Class[1,2]
1-year	4.42%
3-year	-0.63%
Since Fund Inception (12-31-99)	-13.94%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance:

[2]	The Fund has a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics —Semiconductor Manufacturing	18.9%
Medical — Biomedical/Biotechnology	11.0%
Computer Software — Enterprise	7.5%
Telecommunications — Wireless Equipment	7.4%
Computer — Manufacturers	5.5%
Computer — Local Networks	4.6%
Medical — Genetics	4.4%
Telecommunications — Equipment	4.2%
Computer Software — Security	4.1%
Computer — IT Services	3.9%

Top Ten	71.5%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk, concentrated-portfolio risk, technology risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

9

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

				Actual		Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Energy Fund	Investor	1.75%	$1,000.00	$1,112.80	$9.29	$1,016.34	$8.87
Strong Technology 100 Fund	Investor	1.92%	$1,000.00	$1,004.30	$9.67	$1,015.48	$9.73

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

10

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG ENERGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 82.8%
Oil & Gas - Canadian Exploration & Production 4.4%
Talisman Energy, Inc.	27,000	$727,920
Oil & Gas - Drilling 8.9%
ENSCO International, Inc.	6,500	206,310
Nabors Industries, Ltd. (b)	10,000	512,900
Noble Corporation (b)	10,000	497,400
Rowan Companies, Inc. (b)	10,000	259,000

		1,475,610
Oil & Gas - Field Services 5.8%
BJ Services Company	10,000	465,400
Schlumberger, Ltd.	7,500	502,125

		967,525
Oil & Gas - International Integrated 20.6%
BP PLC Sponsored ADR	11,000	642,400
ChevronTexaco Corporation	14,000	735,140
ConocoPhillips	8,000	694,640
Exxon Mobil Corporation	13,500	692,010
Total SA Sponsored ADR	6,000	659,040

		3,423,230
Oil & Gas - Machinery/Equipment 2.0%
Cooper Cameron Corporation (b)	3,000	161,430
Smith International, Inc. (b)	3,000	163,230

		324,660
Oil & Gas - Refining/Marketing 4.4%
Valero Energy Corporation	16,000	726,400
Oil & Gas - United States Exploration & Production 32.1%
Burlington Resources, Inc.	18,500	804,750
EOG Resources, Inc.	10,500	749,280
Kerr McGee Corporation	12,000	693,480
Newfield Exploration Company (b)	11,000	649,550
Noble Energy, Inc.	11,000	678,260
Pioneer Natural Resources Company	20,000	702,000
Spinnaker Exploration Company (b)	12,500	438,375
Unocal Corporation	14,000	605,360

		5,321,055
Utility - Gas Distribution 4.6%
Equitable Resources, Inc.	12,500	758,250

Total Common Stocks (Cost $10,132,426)		13,724,650

Short-Term Investments (a) 17.3%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $2,300,412); Collateralized by: United States Government & Agency Issues	$2,300,000	2,300,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $567,040); Collateralized by: United States Government & Agency Issues	567,000	567,000

Total Short-Term Investments (Cost $2,867,000)		2,867,000

Total Investments in Securities (Cost $12,999,426) 100.1%		16,591,650
Other Assets and Liabilities, Net (0.1%)		(12,675)

Net Assets 100.0%		$16,578,975

STRONG TECHNOLOGY 100 FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.0%
Commercial Services - Miscellaneous 2.9%
Automatic Data Processing, Inc.	61,975	$2,748,591
Paychex, Inc.	12,300	419,184

		3,167,775
Computer - Data Storage 1.0%
EMC Corporation (b)	70,770	1,052,350
Computer - Integrated Systems 0.1%
NCR Corporation (b)	1,200	83,076
Computer - IT Services 3.9%
Accenture, Ltd. Class A (b)	44,900	1,212,300
Computer Sciences Corporation (b)	835	47,069
International Business Machines Corporation	30,400	2,996,832

		4,256,201
Computer - Local Networks 4.6%
Cisco Systems, Inc. (b)	55,735	1,075,685
Juniper Networks, Inc. (b)	145,125	3,945,949

		5,021,634
Computer - Manufacturers 5.5%
Apple Computer, Inc. (b)	66,660	4,292,904
Dell, Inc. (b)	41,000	1,727,740

		6,020,644
Computer - Software Design 1.6%
Autodesk, Inc.	45,600	1,730,520
Computer Software - Desktop 3.1%
Adobe Systems, Inc.	44,900	2,817,026
Red Hat, Inc. (b)	45,600	608,760

		3,425,786
Computer Software - Education/Entertainment 1.2%
Activision, Inc. (b)	66,100	1,333,898
Computer Software - Enterprise 7.5%
Altiris, Inc. (b)	22,500	797,175
Cognos, Inc. (b)	49,100	2,163,346
Computer Associates International, Inc.	2,140	66,468
Novell, Inc. (b)	34,900	235,575
Oracle Systems Corporation (b)	5,000	68,600
SAP AG Sponsored ADR	81,550	3,605,326
VERITAS Software Corporation (b)	44,250	1,263,338

		8,199,828
Computer Software - Financial 0.5%
DST Systems, Inc. (b)	8,600	448,232
Sungard Data Systems, Inc. (b)	2,200	62,326

		510,558
Computer Software - Security 4.1%
Check Point Software Technologies, Ltd. (b)	44,500	1,096,035
McAfee, Inc. (b)	43,100	1,246,883
Symantec Corporation (b)	82,340	2,121,078

		4,463,996
Electronics - Contract Manufacturing 1.0%
Celestica, Inc. (b)	76,900	1,085,059
Electronics - Military Systems 1.0%
L-3 Communications Corporation	14,700	1,076,628

11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG TECHNOLOGY 100 FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Scientific Measuring 0.8%
PerkinElmer, Inc.	32,100	$721,929
Tektronix, Inc.	1,900	57,399
Thermo Electron Corporation (b)	2,000	60,380

		839,708
Electronics - Semiconductor Manufacturing 18.9%
Advanced Micro Devices, Inc. (b)	60,300	1,327,806
Analog Devices, Inc.	51,730	1,909,872
Broadcom Corporation Class A (b)	104,200	3,363,576
Freescale Semiconductor, Inc. Class B (b)	4,639	85,172
Intel Corporation	135,245	3,163,381
Linear Technology Corporation	43,905	1,701,758
Marvell Technology Group, Ltd. (b)	71,400	2,532,558
Maxim Integrated Products, Inc.	79,095	3,352,837
National Semiconductor Corporation	66,200	1,188,290
Skyworks Solutions, Inc. (b)	108,100	1,019,383
Texas Instruments, Inc.	40,855	1,005,850

		20,650,483
Internet - Content 3.6%
Yahoo! Inc. (b)	104,050	3,920,604
Internet - E*Commerce 1.4%
eBay, Inc. (b)	12,500	1,453,500
Shopping.com, Ltd. (b)	1,200	33,900

		1,487,400
Internet - Network Security/Solutions 1.4%
Akamai Technologies, Inc. (b)	116,500	1,517,995
Media - Diversified 0.1%
Time Warner, Inc. (b)	3,200	62,208
Medical - Biomedical/Biotechnology 11.0%
Amgen, Inc. (b)	1,100	70,565
Biogen Idec, Inc. (b)	53,463	3,561,170
Digene Corporation (b)	58,100	1,519,315
Genzyme Corporation (b)	1,420	82,459
Gilead Sciences, Inc. (b)	29,800	1,042,702
ImClone Systems, Inc. (b)	700	32,256
Invitrogen Corporation (b)	23,200	1,557,416
Neurocrine Biosciences, Inc. (b)	19,300	951,490
OSI Pharmaceuticals, Inc. (b)	15,000	1,122,750
Sepracor, Inc. (b)	35,400	2,101,698

		12,041,821
Medical - Drug/Diversified 0.5%
MGI Pharma, Inc. (b)	21,400	599,414
Medical - Ethical Drugs 1.5%
Elan Corporation PLC Sponsored ADR (b)	61,000	1,662,250
Medical - Genetics 4.4%
Affymetrix, Inc. (b)	54,500	1,991,975
Corgentech, Inc. (b)	26,700	221,076
Genentech, Inc. (b)	47,850	2,604,954

		4,818,005
Medical - Products 2.2%
Biomet, Inc.	1,200	52,068
Boston Scientific Corporation (b)	51,580	1,833,669
Cytyc Corporation (b)	14,300	394,251
Medtronic, Inc.	1,200	59,604
Millipore Corporation (b)	1,100	54,791

		2,394,383
Medical - Systems/Equipment 2.6%
Fisher Scientific International, Inc. (b)	15,500	$966,890
Varian Medical Systems, Inc. (b)	42,800	1,850,672

		2,817,562
Telecommunications - Equipment 4.2%
Avaya, Inc. (b)	7,600	130,720
Harris Corporation	1,200	74,148
Lucent Technologies, Inc. (b)	604,600	2,273,296
Nortel Networks Corporation (b)	147,400	514,426
Scientific-Atlanta, Inc.	46,910	1,548,499

		4,541,089
Telecommunications - Wireless Equipment 7.4%
Motorola, Inc.	42,015	722,658
Novatel Wireless, Inc. (b)	35,600	689,928
QUALCOMM, Inc.	76,080	3,225,792
Research in Motion, Ltd. (b)	28,400	2,340,728
Telefonaktiebolaget LM Ericsson Sponsored ADR (b)	35,900	1,130,491

		8,109,597

Total Common Stocks (Cost $90,218,610)		106,890,472

Short-Term Investments (a) 2.3%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $1,600,287); Collateralized by: United States Government & Agency Issues	$1,600,000	1,600,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $875,662); Collateralized by: United States Government & Agency Issues	875,600	875,600

Total Short-Term Investments (Cost $2,475,600)		2,475,600

Total Investments in Securities (Cost $92,694,210) 100.3%		109,366,072
Other Assets and Liabilities, Net (0.3%)		(272,468)

Net Assets 100.0%		$109,093,604

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percentage of net assets.

See Notes to Financial Statements.

12

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Energy Fund	Strong Technology 100 Fund
Assets:
Investments in Securities, at Value (Including Repurchase Agreements of $2,867 and $2,476, respectively) (Cost of $12,999 and $92,694, respectively)	$16,592	$109,366
Receivable for Fund Shares Sold	54	118
Dividends and Interest Receivable	9	19
Other Assets	6	17

Total Assets	16,661	109,520

Liabilities:
Payable for Fund Shares Redeemed	69	293
Accrued Operating Expenses and Other Liabilities	13	133

Total Liabilities	82	426

Net Assets	$16,579	$109,094

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$13,926	$338,114
Undistributed Net Investment Income (Loss)	—	—
Accumulated Net Realized Gain (Loss)	(939)	(245,692)
Net Unrealized Appreciation/Depreciation	3,592	16,672

Net Assets	$16,579	$109,094

Capital Shares Outstanding (Unlimited Number Authorized)	1,120	23,099

Net Asset Value Per Share – Investor Class	$14.80	$4.72

See Notes to Financial Statements.

13

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

	(In Thousands)

	Strong Energy Fund	Strong Technology 100 Fund
Income:
Dividends (net of foreign withholding taxes of $7 and $1, respectively)	$167	$221
Interest	25	48

Total Income	192	269

Expenses:
Investment Advisory Fees	104	884
Administrative Fees	42	354
Custodian Fees	1	13
Shareholder Servicing Costs	64	1,150
Reports to Shareholders	16	254
Professional Fees	13	29
Federal and State Registration Fees	17	23
Other	5	25

Total Expenses before Expense Waivers and Offsets	262	2,732
Expense Waivers and Offsets (Note 4)	(8)	(452)

Expenses, Net	254	2,280

Net Investment Income (Loss)	(62)	(2,011)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	2,724	35,155
Net Change in Unrealized Appreciation/Depreciation on Investments	467	(26,964)

Net Gain (Loss) on Investments	3,191	8,191

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,129	$6,180

See Notes to Financial Statements.

14

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Energy Fund		Strong Technology 100 Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(62)	$(73)	$(2,011)	$(2,608)
Net Realized Gain (Loss)	2,724	162	35,155	(20,471)
Net Change in Unrealized Appreciation/Depreciation	467	2,083	(26,964)	84,218

Net Increase (Decrease) in Net Assets Resulting from Operations	3,129	2,172	6,180	61,139
Distributions from Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,926	(4,583)	(65,207)	(19,671)

Total Increase (Decrease) in Net Assets	5,055	(2,411)	(59,027)	41,468
Net Assets:
Beginning of Year	11,524	13,935	168,121	126,653

End of Year	$16,579	$11,524	$109,094	$168,121

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—

See Notes to Financial Statements.

15

FINANCIAL HIGHLIGHTS

STRONG ENERGY FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000 (b)		Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.73	$9.68	$10.82		$12.48	$10.98		$8.62
Income From Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.07)	(0.08)		(0.03)	0.00	(c)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	3.13	2.12	(1.06)		(1.63)	1.50		2.38

Total from Investment Operations	3.07	2.05	(1.14)		(1.66)	1.50		2.36
Less Distributions:
From Net Investment Income	—	—	(0.00	)(c)	—	—		—

Total Distributions	—	—	(0.00	)(c)	—	—		—

Net Asset Value, End of Period	$14.80	$11.73	$9.68		$10.82	$12.48		$10.98

Ratios and Supplemental Data
Total Return(d)	+26.17%	+21.18%	–10.53%		–13.30%	+13.66%		+27.38%
Net Assets, End of Period (In Millions)	$17	$12	$14		$17	$15		$11
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%	2.0%	2.0%		1.8%	1.8	%*	1.9%
Ratio of Expenses to Average Net Assets	1.8%	1.9%	2.0%		1.8%	1.8	%*	1.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%	(0.6)%	(0.7)%		(0.2)%	0.2	%*	(0.3)%
Portfolio Turnover Rate	55.4%	22.1%	53.8%		52.3%	9.3%		51.4%

STRONG TECHNOLOGY 100 FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.52	$3.09	$4.81	$8.04	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)	(0.07)	(0.07)	(0.10)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	0.29	1.50	(1.65)	(3.13)	(1.85)

Total from Investment Operations	0.20	1.43	(1.72)	(3.23)	(1.96)
Less Distributions:
From Net Investment Income	—	—	—	—	—

Total Distributions	—	—	—	—	—

Net Asset Value, End of Period	$4.72	$4.52	$3.09	$4.81	$8.04

Ratios and Supplemental Data
Total Return(d)	+4.42%	+46.28%	–35.76%	–40.17%	–19.60%
Net Assets, End of Period (In Millions)	$109	$168	$127	$158	$248
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	2.3%	2.3%	2.6%	2.2%	1.6%
Ratio of Expenses to Average Net Assets	1.9%	2.0%	2.2%	2.2%	1.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.7)%	(1.7)%	(1.9)%	(1.9)%	(1.3)%
Portfolio Turnover Rate	179.9%	177.7%	96.0%	558.1%	688.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005.
(d)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

See Notes to Financial Statements.

16

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Sector Funds (the “Funds”), each with its own investment objectives and policies:

– Strong Energy Fund (a series fund of Strong Conservative Equity Funds, Inc.)

– Strong Technology 100 Fund (a series fund of Strong Equity Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Energy Fund and Strong Technology 100 Fund offer Investor Class shares, which are available to the general public.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

17

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss.

When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

18

At December 31, 2004, Strong Technology 100 Fund had no securities on loan. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2004, the securities lending income for Strong Technology 100 Fund totaled $10,229.

The three primary risks associated with securities lending are; a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

(R)	Redemption Fees — Investor Class shares of Strong Technology 100 Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the period is included in Capital Stock reported in the Statement of Assets and Liabilities and in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees		Administrative Fees
Strong Energy Fund	0.75	%(1)	0.30%
Strong Technology 100 Fund	0.75	%(1)	0.30%

(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for the Strong Technology 100 Fund to keep Net Annual Operating Expenses at no more than 2.00%. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 9), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Funds from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open

19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

shareholder account and $4.20 for each closed shareholder account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statement of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds’ Statements of Operations.

Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Waivers and Offsets in the Funds’ Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Through December 31, 2004, Scarborough Investment Advisers LLC managed the equity investments of Strong Energy Fund under a subadvisory agreement with the Advisor. Scarborough was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Energy Fund	$6,018	$64,781	$136	$1,312
Strong Technology 100 Fund	90,903	1,154,423	4,949	5,512

4.	Expense Waivers and Offsets

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Directed Brokerage Credits	Earnings Credits
Strong Energy Fund	$(5,299)	$(2,420)	$—
Strong Technology 100 Fund	(418,396)	(33,163)	(596)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 9. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 9.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset value. For the year ended December 31, 2004, there were no borrowings by the Strong Energy Fund under the LOC. During the year ended December 31, 2004, the Strong Technology 100 Fund had minimal borrowings under the LOC.

At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, were as follows:

	Purchases	Sales
Strong Energy Fund	$6,686,777	$6,909,251
Strong Technology 100 Fund	212,773,138	280,413,143

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2004.

20

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Energy Fund	$12,999,426	$3,635,928	$(43,704)	$3,592,224	$—	$—
Strong Technology 100 Fund	94,825,076	18,503,830	(3,962,834)	14,540,996	—	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2004 and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Energy Fund	$—	$—	$939,498	$—	$—	$—
Strong Technology 100 Fund	—	—	243,561,828	—	—	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Energy Fund 0.0% and Strong Technology 100 Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Energy Fund 0.0% and Strong Technology 100 Fund 0.0%.

Strong Energy Fund and Strong Technology 100 Fund utilized $2,672,534 and $25,955,842, respectively, of their capital loss carryovers during the year ended December 31, 2004.

8.	Capital Share Transactions

	Strong Energy Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$13,749,552	$6,020,918
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(11,823,103)	(10,604,281)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$1,926,449	$(4,583,363)

Transactions in Shares of the Fund Were as Follows:
Sold	1,041,826	584,570
Issued in Reinvestment of Distributions	—	—
Redeemed	(904,302)	(1,041,125)

Net Increase (Decrease) in Shares of the Fund	137,524	(456,555)

21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

	Strong Technology 100 Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$13,039,621	$91,358,330
Proceeds from Reinvestment of Distributions	—	—
Proceeds from Redemption Fees	24,225	18,889
Payment for Shares Redeemed	(78,270,938)	(111,048,399)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(65,207,092)	$(19,671,180)

Transactions in Shares of the Fund Were as Follows:
Sold	2,875,276	25,035,694
Issued in Reinvestment of Distributions	—	—
Redeemed	(16,950,093)	(28,866,937)

Net Increase (Decrease) in Shares of the Fund	(14,074,817)	(3,831,243)

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds,

22

Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Strong Sector Funds:

We have audited the accompanying statements of assets and liabilities of Strong Energy Fund and Strong Technology 100 Fund (both collectively constituting Strong Sector Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

24

RESULTS OF SHAREHOLDERS MEETINGS (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Energy Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Energy Fund into the Wells Fargo Advantage Dividend Income Fund.

For	Against	Abstain
580,498.798	134,635.426	16,459.158

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
580,413.164	133,516.220	17,663.998

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
579,057.308	134,273.077	18,262.997

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization:

For	Against	Abstain
731,593.382	—	—

Results of Special Meeting of Shareholders of Strong Technology 100 Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Technology 100 Fund into the Wells Fargo Advantage Specialized Technology Fund.

For	Against	Abstain
13,182,141.708	423,202.867	294,516.270

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
13,110,360.314	446,191.185	343,309.346

To approve an interim sub-advisory agreement with RCM Capital Management, LLC.

For	Against	Abstain
13,068,117.312	471,645.130	360,098.403

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization:

For	Against	Abstain
13,899,860.845	—	—

25

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

26

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

27

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

28

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48471 02-05

ASEC/WH2066 12-04

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Value

Fund

ANNUAL REPORT    |    December 31, 2004

Strong

Value

Fund

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss
January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T. Weiss

Strong Financial Corporation

Strong Value Fund

For the year that ended December 31, 2004, the Strong Value Fund returned 9.45%, underperforming its broad-based benchmark, the Standard & Poor’s 500 Index, which returned 10.87% during the same period. The Fund’s underperformance can primarily be attributed to a relatively defensive portfolio positioning, with a higher percentage of cash holdings.

The market in 2004

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, increasing energy prices, rising short-term interest rates, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported higher stock prices.

Finding value

Throughout the period, we continued to follow our overall value-oriented management strategy. The portfolio was constructed using a bottom-up, fundamental approach. We sought to invest in undervalued companies we believed offered solid appreciation potential. Regardless of market conditions, our stock-selection process is intensive and research-driven. The companies we choose for the Fund generally have strong balance sheets, good cash flows, experienced management teams, and competitive market positions. They also tend to be inexpensive based on one or more valuation measures. Finally, we seek to identify trends or events that we believe may serve as a catalyst to increase company valuations.

One stock in the portfolio that exemplifies this strategy and that performed well for the Fund was First Marblehead, which provides outsourcing services for private education lenders. With the demand for non-government-based education loans growing, First Marblehead offers financial, educational, and other institutions a set of services for student loan programs. Based on our considerable research on the company, including an assessment of its competitive strength and the fundamentals of its industry, we invested in this leader of one of the fastest-growing areas of the financing market. First Marblehead was one of the Fund’s best-performing stocks during the period.

Morningstar® Style BoxTM *

Another strong performer was Southern Union, a fast-growing natural gas utility and pipeline company. Southern Union, along with many other companies in the energy sector, benefited from rising natural gas prices during the period. We favored the company’s ability to generate significant free cash flow, its above-average prospects for earnings growth, and its history of making acquisitions that have provided value to the company’s shareholders.

A disappointing stock, by contrast, was Wild Oats Markets. The company, an organic foods retailer, is in an attractive niche, and we believe it is cheaply valued relative to its sales. However, during the period the company continued to be plagued by operational challenges and a competitive environment, especially in California and Texas. The company’s stock fell sharply during the summer when its earnings were well below analysts’ expectations.

Large drug maker Merck was another stock that lagged our expectations. We were attracted to the company’s relatively inexpensive valuation and high dividend yield. However, at the end of September, Merck took its blockbuster pain medication Vioxx off the market, citing concerns about cardiovascular safety. The company faced not only the loss of income surrounding a very successful product but also the associated litigation risk.

The year ahead

Effective January 1, 2005, David A. Katz, CFA, of Matrix Asset Advisors, Inc., became the sole Portfolio Manager of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Large Company Core Fund, the successor to the Strong Advisor Large Company Core Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Value Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

3

Strong Value Fund

Growth of an Assumed $10,000 Investment†

From 12-29-95 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Viacom, Inc. Class B	5.1%
General Electric Company	5.1%
McDonald’s Corporation	3.6%
First Marblehead Corporation	3.3%
Schlumberger, Ltd.	3.2%
Fleetwood Enterprises, Inc.	3.1%
J.P. Morgan Chase & Company	2.8%
American Express Company	2.4%
Sony Corporation Sponsored ADR	2.3%
Southern Union Company	2.2%

Top Ten	33.1%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	9.45%
5-year	5.42%
Since Fund Inception (12-29-95)	8.94%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Finance — Index Tracking Funds	6.3%
Financial Services — Miscellaneous	5.7%
Diversified Operations	5.1%
Media — Radio/TV	5.1%
Banks — Money Center	4.5%
Food — Miscellaneous Preparation	3.7%
Retail — Restaurants	3.6%
Oil & Gas — International Integrated	3.5%
Oil & Gas — Field Services	3.2%
Building — Mobile/Manufacturers & RV	3.1%

Top Ten	43.9%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk, and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

5

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Value Fund	Investor	1.51%	$1,000.00	$1,052.90	$7.79	$1,017.55	$7.66

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	This ratio does not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

6

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 86.0%
Banks - Money Center 4.5%
Citigroup, Inc.	20,341	$980,029
J.P. Morgan Chase & Company	40,000	1,560,400

		2,540,429
Building - Mobile/Manufacturers & RV 3.1%
Fleetwood Enterprises, Inc. (b)	126,900	1,708,074
Chemicals - Specialty 0.8%
Praxair, Inc.	10,600	467,990
Commercial Services - Printing 2.2%
R.R. Donnelley & Sons Company	34,300	1,210,447
Computer Software - Desktop 1.9%
Microsoft Corporation	40,000	1,068,400
Cosmetics - Personal Care 2.8%
Colgate Palmolive Company	17,167	878,264
The Procter & Gamble Company	12,200	671,976

		1,550,240
Diversified Operations 5.1%
General Electric Company	77,300	2,821,450
Finance - Equity REIT 1.0%
New Plan Excel Realty Trust	20,000	541,600
Plum Creek Timber Company, Inc.	800	30,752

		572,352
Finance - Index Tracking Funds 6.3%
Consumer Staples Select Sector SPDR Fund	27,000	623,160
iShares MSCI Japan Index Fund	75,300	822,276
iShares Trust Russell 1000 Value Index Fund	6,000	397,980
iShares Trust Russell 3000 Value Index Fund	5,400	468,612
Standard & Poors Depositary Receipt Trust
Unit Series 1	10,000	1,208,700

		3,520,728
Finance - Investment Brokers 1.0%
Morgan Stanley	10,000	555,200
Finance - Mortgage & Related Services 0.6%
FNMA	5,000	356,050
Financial Services - Miscellaneous 5.7%
American Express Company	24,200	1,364,154
First Marblehead Corporation (b)	32,500	1,828,125

		3,192,279
Food - Dairy Products 1.4%
Dean Foods Company (b)	24,500	807,275
Food - Miscellaneous Preparation 3.7%
General Mills, Inc.	20,000	994,200
Kraft Foods, Inc.	30,000	1,068,300

		2,062,500
Household - Consumer Electronics 2.3%
Sony Corporation Sponsored ADR	32,500	1,266,200
Media - Periodicals 1.1%
Gemstar-TV Guide International, Inc. (b)	99,200	587,264
Media - Radio/TV 5.1%
Viacom, Inc. Class B	78,697	2,863,784
Medical - Biomedical/Biotechnology 0.3%
Amgen, Inc. (b)	2,500	160,375
Medical - Drug/Diversified 1.3%
Sanofi-Aventis ADR	18,000	$720,900
Medical - Ethical Drugs 2.4%
Merck & Company, Inc.	33,000	1,060,620
Pfizer, Inc.	10,000	268,900

		1,329,520
Medical - Generic Drugs 1.3%
Watson Pharmaceuticals, Inc. (b)	22,700	744,787
Medical - Genetics 0.0%
Millennium Pharmaceuticals, Inc. (b)	1,500	18,180
Oil & Gas - Drilling 1.8%
Nabors Industries, Ltd. (b)	20,000	1,025,800
Oil & Gas - Field Services 3.2%
Schlumberger, Ltd.	26,900	1,800,955
Oil & Gas - International Integrated 3.5%
Royal Dutch Petroleum Company - New York Shares	16,500	946,770
Exxon Mobil Corporation	20,000	1,025,200

		1,971,970
Oil & Gas - United States Exploration & Production 1.6%
Anadarko Petroleum Corporation	5,300	343,493
Kerr McGee Corporation	9,000	520,110

		863,603
Retail - Department Stores 1.5%
Kohl’s Corporation (b)	17,400	855,558
Retail - Discount & Variety 1.8%
99 Cents Only Stores (b)	62,200	1,005,152
Retail - Drug Stores 1.9%
CVS Corporation	23,000	1,036,610
Retail - Restaurants 3.6%
McDonald’s Corporation	62,500	2,003,750
Retail - Super/Mini Markets 0.9%
Wild Oats Markets, Inc. (b)	55,450	488,515
Retail/Wholesale - Jewelry 1.1%
Tiffany & Company	20,000	639,400
Retail/Wholesale - Office Supplies 1.1%
OfficeMax, Inc.	20,000	627,600
Telecommunications - Services 1.3%
Sprint Corporation	30,000	745,500
Telecommunications - Wireless Equipment 2.0%
Nokia Corporation Sponsored ADR	69,500	1,089,065
Transportation - Rail 1.8%
Union Pacific Corporation	15,000	1,008,750
Transportation - Ship 1.5%
Golar LNG, Ltd. (b)	56,278	837,979

7

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Utility - Electric Power 1.3%
Duke Energy Corporation	29,700	$752,301
Utility - Gas Distribution 2.2%
Southern Union Company (b)	51,400	1,232,572

Total Common Stocks (Cost $ 40,915,702)		48,109,504

Short-Term Investments (a) 25.0%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $12,402,222); Collateralized by: United States Government & Agency Issues	$12,400,000	12,400,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,553,010); Collateralized by: United States Government & Agency Issues	1,552,900	1,552,900

Total Short-Term Investments (Cost $ 13,952,900)		13,952,900

Total Investments in Securities (Cost $54,868,602) 111.0%		62,062,404
Other Assets and Liabilities, Net (11.0%)		(6,151,592)

Net Assets 100.0%		$55,910,812

WRITTEN OPTIONS ACTIVITY
	Contracts	Premiums
Options outstanding at beginning of year	520	$91,790
Options written during the year	373	98,825
Options closed	(693)	(144,754)
Options expired	(200)	(45,861)
Options exercised	—	—

Options outstanding at end of year	—	$—

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

Strong Value Fund
Assets:
Investments in Securities, at Value (Cost of $54,868,602) (Including Repurchase Agreements of $13,952,900)	$62,062,404
Receivable for Securities Sold	2,086,976
Receivable for Fund Shares Sold	109,358
Dividends and Interest Receivable	62,257
Other Assets	261,511

Total Assets	64,582,506

Liabilities:
Payable for Securities Purchased	7,745,995
Payable for Fund Shares Redeemed	901,276
Accrued Operating Expenses and Other Liabilities	24,423

Total Liabilities	8,671,694

Net Assets	$55,910,812

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$46,915,851
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	1,801,159
Net Unrealized Appreciation/Depreciation	7,193,802

Net Assets	$55,910,812

Capital Shares Outstanding (Unlimited Number Authorized)	5,052,947

Net Asset Value Per Share – Investor Class	$11.06

See Notes to Financial Statements.

9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

Strong Value Fund
Income:
Dividends (net of foreign withholding taxes of $829)	$604,383
Interest	211,628

Total Income	816,011

Expenses:
Investment Advisory Fees	441,980
Administrative Fees	176,792
Custodian Fees	6,285
Shareholder Servicing Costs	172,320
Reports to Shareholders	55,900
Other	57,261

Total Expenses before Expense Waivers and Offsets	910,538
Expense Waivers and Offsets (Note 4)	(21,878)

Expenses, Net	888,660

Net Investment Income (Loss)	(72,649)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	6,847,021
Written Options	144,115
Short Positions	(336)

Net Realized Gain (Loss)	6,990,800
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(1,739,130)
Written Options	(22,715)
Short Positions	78,843

Net Change in Unrealized Appreciation/Depreciation	(1,683,002)

Net Gain (Loss) on Investments	5,307,798

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,235,149

See Notes to Financial Statements.

10

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Value Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(72,649)	$(79,730)
Net Realized Gain (Loss)	6,990,800	3,007,661
Net Change in Unrealized Appreciation/Depreciation	(1,683,002)	8,314,171

Net Increase (Decrease) in Net Assets Resulting from Operations	5,235,149	11,242,102
Distributions from Net Realized Gains	(5,762,751)	(248,413)
Capital Share Transactions:
Proceeds from Shares Sold	20,185,346	18,430,817
Proceeds from Reinvestment of Distributions	5,630,508	239,430
Payment for Shares Redeemed	(25,148,252)	(16,236,192)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	667,602	2,434,055

Total Increase (Decrease) in Net Assets	140,000	13,427,744
Net Assets:
Beginning of Year	55,770,812	42,343,068

End of Year	$55,910,812	$55,770,812

Undistributed Net Investment Income (Loss)	$—	$—
Transactions in Shares of the Fund:
Sold	1,764,714	1,870,374
Issued in Reinvestment of Distributions	518,328	22,170
Redeemed	(2,186,327)	(1,603,731)

Net Increase (Decrease) in Shares of the Fund	96,715	288,813

See Notes to Financial Statements.

11

FINANCIAL HIGHLIGHTS

STRONG VALUE FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.25	$9.07	$10.76		$11.43	$12.31
Income From Investment Operations:
Net Investment Income (Loss)	(0.01)	(0.02)	(0.01)		0.05	0.01
Net Realized and Unrealized Gains (Losses) on Investments	1.03	2.25	(1.60)		(0.09)	1.40

Total from Investment Operations	1.02	2.23	(1.61)		(0.04)	1.41
Less Distributions:
From Net Investment Income	—	—	(0.00	)(b)	(0.05)	(0.01)
From Net Realized Gains	(1.21)	(0.05)	(0.08)		(0.58)	(2.28)

Total Distributions	(1.21)	(0.05)	(0.08)		(0.63)	(2.29)

Net Asset Value, End of Period	$11.06	$11.25	$9.07		$10.76	$11.43

Ratios and Supplemental Data
Total Return(c)	+9.45%	+24.61%	–15.06%		–0.25%	+12.66%
Net Assets, End of Period (In Millions)	$56	$56	$42		$52	$52
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets(d)	1.5%	1.6%	1.7%		1.6%	1.5%
Ratio of Expenses to Average Net Assets(d)	1.5%	1.6%	1.7%		1.6%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%	(0.2)%	(0.1)%		0.5%	0.1%
Portfolio Turnover Rate	107.7%	140.8%	201.0%		151.3%	149.0%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount calculated is less than $0.005.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Ratio includes the effect of dividends on short positions. Amount is less than 0.05%. (Note 2I)

See Notes to Financial Statements.

12

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

Strong Value Fund (the “Fund”) (a series fund of Strong Equity Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Investor Class shares of the Fund are available to the general public.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Fund’s Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Fund’s Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract,

13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U. S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U. S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U. S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations. At December 31, 2004, the Fund had no securities on loan.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Fund for these types of losses.

14

(L)	Directed Brokerage — Through November 30, 2004, the Fund directed certain portfolio trades to brokers who, in turn, paid a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts.

These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by the terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 8), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Fund from May 21, 2004 until May 21, 2005. However, the Fund is expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Through December 31, 2004, Sloate, Weisman, Murray & Company, Inc. (“Sloate”) managed the investments of the Fund under a subadvisory agreement with the Advisor. Sloate was compensated by the Advisor (not the Fund) and assumed all of its own expenses in providing subadvisory services. In addition, Sloate directly affected purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Sloate by the Fund for the year ended December 31, 2004, totaled $3,280.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at December 31, 2004, shareholder servicing and other related expenses paid to Administrator, transfer agency banking charges and unaffiliated directors’ and independent officers’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 were $14,005, $173,209, $881, and $2,622, respectively.

15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

4.	Expense Waivers and Offsets

Expense waivers and offsets for the year ended December 31, 2004 included expense waivers and absorptions* and earnings credits of $19,730 and $2,148, respectively.

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 8. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 8.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2004, there were no borrowings by the Fund under the LOC. At December 31, 2004, there were no outstanding borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004 were $46,118,264 and $47,881,140, respectively. There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2004.

7.	Income Tax Information

At December 31, 2004, the cost of investments in securities for federal income tax purposes was $55,123,045. Net unrealized appreciation of securities was $6,939,359 consisting of gross unrealized appreciation and depreciation of $7,211,470 and $272,111, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2004, distributable ordinary income and distributable long-term gains were $447,542 and $1,612,634, respectively.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Value Fund	$3,342,335	$2,420,416	$—	$—	$173,133	$75,280

For corporate shareholders in the Fund, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is 17.0% (unaudited).

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 20.0% (unaudited).

8.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense

16

reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

9.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

Strong Value Fund:

We have audited the accompanying statement of assets and liabilities of Strong Value Fund (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
February 14, 2005

18

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Value Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Value Fund into the Wells Fargo Advantage Large Company Core Fund.

For	Against	Abstain
2,752,059.376	562,905.974	68,658.833

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,717,480.183	592,618.393	73,525.607

To approve an interim sub-advisory agreement with Matrix Asset Advisors, Inc.

For	Against	Abstain
2,723,232.591	576,790.567	83,601.025

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
3,383,624.183	—	—

19

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

20

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

21

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

22

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48468 02-05

AVAL/WH3270 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Equity Funds, Inc.	$160,629	$0	$4,450	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Equity Funds, Inc.	$245,135	$0	$46,726	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Equity Funds, Inc., on behalf of Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, Strong Index 500 Fund, Strong Large Cap Core Fund, Strong Large Company Growth Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund and Strong Value Fund

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005